UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21294

MUNDER SERIES TRUST

(Exact name of registrant as specified in charter)
480 PIERCE STREET

BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2009

Item 1: Reports to Shareholders
Munder Asset Allocation Fund -- Balanced
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Asset Allocation Fund -- Balanced
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Bond Fund
Munder Tax-Free Short & Intermediate Bond Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Examples (Unaudited)
POI-Bond Fund
POI-Tax-Free Short & Intermediate Bond Fund
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Energy Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Energy Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Index 500 Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Index 500 Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder International Equity Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-International Equity Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder International Fund -- Core Equity
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-International Fund -- Core Equity
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder International Small-Cap Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-International Small-Cap Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Internet Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Internet Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Large-Cap Growth Fund
Munder Multi-Cap Growth Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Large-Cap Growth Fund
POI-Multi-Cap Growth Fund
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Large-Cap Value Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Large-Cap Value Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Micro-Cap Equity Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Micro-Cap Equity Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Mid-Cap Core Growth Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Mid-Cap Core Growth Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Small-Cap Value Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Small-Cap Value Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Technology Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Technology Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Item 2. Code of Ethics
Item 3. Audit Committee Financial Expert
Item 4. Principal Accountant Fees and Services
Item 5. Audit Committee of Listed Registrants
Item 6. Schedule of Investments
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Item 10. Submission of Matters to a Vote of Security Holders
Item 11. Controls and Procedures
Item 12. Exhibits
SIGNATURES
EX-12(a)(1)
EX-12(a)(2)
EX-12(b)

Item 1: Reports to Shareholders.

ANNUAL REPORT
June 30, 2009

Munder Asset Allocation
Fund — Balanced
Class A, B, C, K & Y Shares

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

In a welcome counterpoint to the domestic and international stock markets, the Barclays Capital Aggregate Bond Index, a commonly followed benchmark representing the broad fixed income market, posted a 6.05% return. Among the components of the Barclays Capital Aggregate Bond Index, U.S. Treasuries and government agencies had strong performance for the year, as turmoil in the financial markets resulted in a flight to quality. Weaker sectors for the year, although still posting positive returns, were corporate bonds and asset-backed securities. The strong performance of U.S. Treasuries and government agencies, however, was confined to the first half of the Fund’s fiscal year. With investors regaining some appetite for risk, U.S. Treasuries and government agencies posted negative returns for the second half of the fiscal year, while corporate bonds and asset-backed securities rebounded.

In our approach to both equity and fixed income investing, we pay careful attention to the balance between return and risk while creating diversified portfolios for our investors. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
26	Financial Highlights
31	Notes to Financial Statements
51	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Smaller and medium-sized company stocks are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Fixed income securities in which the Fund invests will tend to experience smaller fluctuations in value than equity securities. However, investors in any fixed income product should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie charts illustrate the allocation of the Fund’s holdings by investment discipline. A complete list of holdings as of June 30, 2009 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT DISCIPLINE

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns

ii

do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Remi Browne, Tony Dong, Michael Gura, Thomas Kenny, Brian Kozeliski, Joseph Skornicka and Michael Vandenbossche

Even a broadly diversified fund like the Munder Asset Allocation Fund — Balanced could not avoid the negative stock market returns that characterized the Fund’s fiscal year ended June 30, 2009. For that one-year period, the Fund posted a -22.29% return, compared to the -14.30% return for a 60%/40% blend of the Russell 3000® Index and the Barclays Capital Intermediate Government/Credit Index, and the -18.58% median return for the Lipper universe of mixed-asset target allocation growth funds. While the Fund lagged its blended benchmark for the fiscal year as a whole, it generated stronger performance than its benchmark for the last half of the fiscal year.

The Fund is a diversified fund, with investments in both fixed income and equity securities. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market. As of July 1, 2008, the equity portion of the Fund was divided into six separately managed segments: large-cap value, large-cap growth, multi-cap growth, mid-cap/small-cap blend (sometimes referred to as “smid”), international core equity and international small-cap. On July 16, 2008, the smid segment was replaced with a focused mid-cap segment of approximately 20 stocks of high quality mid-cap companies that the advisor believes have the potential for above-average earnings growth. On March 26, 2009, the two international equity segments were combined into a single international core equity segment, while the total target international allocation remained unchanged.

For the year ended June 30, 2009, only the fixed income portion of the Fund posted a positive return. Nevertheless, the fixed income portion had a negative contribution to the Fund’s relative performance by lagging the Barclays Capital Intermediate Government/Credit Index. Sector weights, particularly an underweighting of U.S. Treasuries and overweights in asset-backed and commercial mortgage-backed securities, were primarily responsible for holding back the Fund’s relative performance.

Reflecting the weakness in the equity markets, all equity segments of the Fund, as well as each of the style-specific equity benchmarks, posted double-digit negative returns. On a relative basis, only the large-cap value segment made a positive contribution to relative performance by outperforming both its style-specific benchmark and the Russell 3000® Index. In absolute terms, the greatest weakness was seen in the multi-cap growth holdings.

It should be noted that all equity segments of the Fund participated in the stock market rebound that occurred during the January through June 2009 time period. With the exception of the large-cap value segment of the Fund, all equity segments and their style-specific benchmarks had positive performance for the six months ended June 30, 2009. While the large-cap value holdings did post a negative return for that time period, they outperformed their style-specific benchmark. The fixed income portion of the Fund also outperformed its style-specific benchmark for the six months ended June 30, 2009.

iii

The underweighting of U.S. Treasuries and overweights in asset-backed and commercial mortgage-backed securities, which had hurt performance during the first half of the Fund’s fiscal year, gave a significant boost to performance in the January to June 2009 time frame.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 3000® Index is a capitalization-weighted index that represents approximately 98% of the investable U.S. equity market. The Barclays Capital Intermediate Government/Credit Index measures the performance of a segment of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market that includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt) and corporate debt obligations with remaining maturities between one and ten years. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of mixed-asset target allocation growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Asset Allocation Fund — Balanced

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09
					Russell 3000®/	Lipper Mixed-
				Russell	Barclays Capital	Asset Target
Class and	With		Without	3000®	Blended	Allocation Growth
Inception Date	Load		Load	Index*	Index*	Funds Median**

CLASS Y 4/13/93	N/A		$13,476	$8,635	$11,839	$10,761

CLASS A 4/30/93	$12,510	#	13,234	8,635	11,839	10,761

CLASS B 6/21/94	N/A		12,429	8,635	11,839	10,761

CLASS C 1/24/96	N/A		12,247	8,635	11,839	10,761

CLASS K 4/16/93	N/A		13,143	8,635	11,839	10,761

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 3000® Index is a capitalization-weighted index that represents approximately 98% of the investable U.S. equity market. The Russell 3000®/Barclays Capital Blended Index is a blended index of 60% Russell 3000® Index and 40% Barclays Capital Intermediate Government/Credit Index. The Barclays Capital Intermediate Government/Credit Index measures the performance of a segment of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market that includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt) and corporate debt obligations with remaining maturities between one and ten years. Index comparative returns are as of 7/1/99.

**	The Lipper Mixed-Asset Target Allocation Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 7/1/99.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 4/13/93	N/A		(22.29)%	N/A		(0.12)%	N/A		3.03%	N/A		6.13%

CLASS A 4/30/93	(26.70)%	#	(22.43)%	(1.49)%	#	(0.37)%	2.26%	#	2.84%	5.65%	#	6.02%

CLASS B 6/21/94	(26.82)%	†	(23.00)%	(1.44)%	†	(1.10)%	N/A		2.20%	N/A		6.12%

CLASS C 1/24/96	(23.75)%	†	(22.99)%	N/A		(1.11)%	N/A		2.05%	N/A		4.72%

CLASS K 4/16/93	N/A		(22.48)%	N/A		(0.37)%	N/A		2.77%	N/A		5.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund Prospectus, the gross expense ratios for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/08 were 1.48%, 1.72%, 2.47%, 2.47% and 1.72%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1993-1996 calendar years. Total returns would have been lower if Munder Capital had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$1,038.17	$8.34	1.65%
Class A	$1,000.00	$1,037.89	$9.55	1.89%
Class B	$1,000.00	$1,033.29	$13.41	2.66%
Class C	$1,000.00	$1,033.13	$13.26	2.63%
Class K	$1,000.00	$1,036.91	$9.39	1.86%

Hypothetical
Class Y	$1,000.00	$1,016.61	$8.25	1.65%
Class A	$1,000.00	$1,015.42	$9.44	1.89%
Class B	$1,000.00	$1,011.60	$13.27	2.66%
Class C	$1,000.00	$1,011.75	$13.12	2.63%
Class K	$1,000.00	$1,015.57	$9.30	1.86%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2009

Shares		Value(a)

COMMON STOCKS — 64.7%
Consumer Discretionary — 7.6%
Auto Components — 0.2%
4,580	Johnson Controls Inc	$99,477

Automobiles — 0.1%
1,900	Honda Motor Co Ltd	52,463
900	Suzuki Motor Corp	20,273

		72,736

Distributors — 0.8%
23,850	LKQ Corp †	392,332

Diversified Consumer Services — 1.1%
3,495	Apollo Group Inc, Class A †	248,564
1,480	DeVry Inc	74,059
1,160	ITT Educational Services Inc †	116,766
675	Strayer Education Inc	147,224

		586,613

Hotels, Restaurants & Leisure — 1.0%
7,512	Compass Group PLC	42,236
2,400	Jack in the Box Inc †	53,880
3,295	McDonald’s Corp	189,429
1,360	OPAP SA	36,250
8,315	Thomas Cook Group PLC	28,112
3,305	WMS Industries Inc †	104,140
2,340	Yum! Brands Inc	78,016

		532,063

Internet & Catalog Retail — 0.5%
7	Dena Co Ltd	23,470
3,055	NetFlix Inc †	126,294
585	priceline.com Inc †	65,257
57	Rakuten Inc	34,377

		249,398

Leisure Equipment & Products — 0.4%
6,825	Hasbro Inc	165,438
500	Sankyo Co Ltd	26,730
1,300	Sega Sammy Holdings Inc	16,504

		208,672

See Notes to Financial Statements.

1

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Media — 1.0%
11,540	Comcast Corp, Class A Special	$162,714
2,315	DIRECTV Group Inc/The †	57,204
33	Jupiter Telecommunications Co Ltd	25,075
4,325	Omnicom Group Inc	136,583
575	Publicis Groupe	17,528
3,448	Vivendi	82,399
1,283	Wolters Kluwer NV	22,408
2,032	WPP PLC	13,481

		517,392

Multiline Retail — 0.5%
3,500	Dollar Tree Inc †	147,350
1,865	Family Dollar Stores Inc	52,780
3,618	Marks & Spencer Group PLC	18,214
900	Target Corp	35,523

		253,867

Specialty Retail — 1.2%
1,860	Aeropostale Inc †	63,742
330	AutoZone Inc †	49,866
2,620	Best Buy Co Inc	87,744
2,735	Buckle Inc/The	86,891
400	Fast Retailing Co Ltd	52,318
900	O’Reilly Automotive Inc †	34,272
3,175	Ross Stores Inc	122,555
8,890	Sally Beauty Holdings Inc †	56,540
1,730	Sherwin-Williams Co/The	92,988

		646,916

Textiles, Apparel & Luxury Goods — 0.8%
5,750	Coach Inc	154,560
6,000	Peace Mark Holdings Ltd †,(b),(e)	0
4,250	VF Corp	235,237

		389,797

Total Consumer Discretionary		3,949,263

See Notes to Financial Statements.

2

Shares		Value(a)

Consumer Staples — 6.0%
Beverages — 1.2%
1,149	Anheuser-Busch InBev NV	$41,490
8,050	Central European Distribution Corp †	213,888
2,215	Coca-Cola Co/The	106,298
1,782	Diageo PLC	25,550
1,635	Hansen Natural Corp †	50,391
2,000	Kirin Holdings Co Ltd	28,027
3,290	PepsiCo Inc/NC	180,818
188	Pernod-Ricard SA	11,834

		658,296

Food & Staples Retailing — 1.8%
170	Colruyt SA	38,778
10,851	CVS Caremark Corp	345,821
350	Delhaize Group	24,616
1,400	FamilyMart Co Ltd	44,034
3,771	Koninklijke Ahold NV	43,295
4,010	Kroger Co/The	88,421
6,235	Wal-Mart Stores Inc	302,023
1,705	Walgreen Co	50,127

		937,115

Food Products — 1.3%
4,655	Flowers Foods Inc	101,665
2,065	General Mills Inc	115,681
2,650	JM Smucker Co/The	128,949
1,945	Kellogg Co	90,579
1,012	Nestle SA	38,112
2,160	Ralcorp Holdings Inc †	131,587
1,000	Toyo Suisan Kaisha Ltd	20,626
13,000	Wilmar International Ltd	45,057

		672,256

Household Products — 1.0%
1,625	Church & Dwight Co Inc	88,254
2,100	Colgate-Palmolive Co	148,554
4,530	Procter & Gamble Co/The	231,483
1,277	Reckitt Benckiser Group PLC	58,111

		526,402

See Notes to Financial Statements.

3

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Personal Products — 0.1%
800	Kobayashi Pharmaceutical Co Ltd	$30,311
350	Oriflame Cosmetics SA, SDR	15,221

		45,532

Tobacco — 0.6%
2,756	British American Tobacco PLC	75,857
5,330	Philip Morris International Inc	232,494

		308,351

Total Consumer Staples		3,147,952

Energy — 7.7%
Energy Equipment & Services — 1.6%
3,405	Core Laboratories NV	296,746
975	Diamond Offshore Drilling Inc	80,974
900	Fred Olsen Energy ASA	30,582
486	Fugro NV	20,126
2,065	National Oilwell Varco Inc †	67,443
816	Saipem SpA	19,850
1,885	Schlumberger Ltd	101,997
680	Technip SA	33,283
625	Transocean Ltd †	46,431
7,070	Weatherford International Ltd †	138,289

		835,721

Oil, Gas & Consumable Fuels — 6.1%
3,390	Apache Corp	244,588
3,348	BG Group PLC	56,073
4,266	BP PLC	33,534
2,358	Caltex Australia Ltd	26,316
7,290	Chevron Corp	482,962
2,653	ENI SpA	62,712
12,740	Exxon Mobil Corp	890,654
6,305	Marathon Oil Corp	189,970
3,000	Nippon Oil Corp	17,751
4,665	Occidental Petroleum Corp	307,004
1,795	Peabody Energy Corp	54,137
1,338	Repsol YPF SA	29,920
2,918	Royal Dutch Shell PLC, B Shares	73,259
5,575	Southwestern Energy Co †	216,589

See Notes to Financial Statements.

4

Shares		Value(a)

Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
4,015	Total SA, ADR	$217,733
1,024	Total SA	55,277
1,540	World Fuel Services Corp	63,494
4,030	XTO Energy Inc	153,704

		3,175,677

Total Energy		4,011,398

Financials — 10.3%
Capital Markets — 1.9%
8,358	Bank of New York Mellon Corp/The	244,973
1,480	Charles Schwab Corp/The	25,959
1,010	Credit Suisse Group AG	46,106
8,925	Eaton Vance Corp	238,744
1,410	Goldman Sachs Group Inc/The	207,890
3,880	Morgan Stanley	110,619
22	Risa Partners Inc	20,850
3,670	TD Ameritrade Holding Corp †	64,372

		959,513

Commercial Banks — 2.9%
1,500	Australia & New Zealand Banking Group Ltd	19,931
9,077	Banco Santander SA	109,000
998	BNP Paribas	64,764
4,000	Chiba Bank Ltd/The	26,200
823	Commonwealth Bank of Australia	25,864
1,090	Credicorp Ltd	63,438
6,560	DnB NOR ASA †	49,989
23,000	Hokuhoku Financial Group Inc	57,778
16,000	Industrial & Commercial Bank of China Asia Ltd	28,903
3,000	Joyo Bank Ltd/The	15,321
2,500	Mitsubishi UFJ Financial Group Inc	15,519
623	National Bank of Greece SA †	17,305
2,225	Nordea Bank AB	17,622
4,590	PNC Financial Services Group Inc	178,138
7,850	Signature Bank/New York NY †	212,892
3,257	Standard Chartered PLC	61,086
4,000	Suruga Bank Ltd	38,325
2,107	Svenska Handelsbanken AB, A Shares	39,807
3,000	United Overseas Bank Ltd	30,406

See Notes to Financial Statements.

5

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Commercial Banks (Continued)
7,440	US Bancorp	$133,325
13,265	Wells Fargo & Co	321,809

		1,527,422

Consumer Finance — 0.0%#
750	American Express Co	17,430

Diversified Financial Services — 1.5%
6,040	Bank of America Corp	79,728
7,182	IG Group Holdings PLC	33,114
19,005	JPMorgan Chase & Co	648,260

		761,102

Insurance — 2.3%
2,875	ACE Ltd	127,161
7,402	Amlin PLC	36,807
2,070	AON Corp	78,391
2,605	Arch Capital Group Ltd †	152,601
9,698	Aviva PLC	54,487
4,345	Axis Capital Holdings Ltd	113,752
511	Baloise Holding AG	37,929
10,365	Beazley PLC	16,584
2,060	Chubb Corp	82,153
407	Hannover Rueckversicherung AG †	15,050
15,747	Mapfre SA	51,250
88	Muenchener Rueckversicherungs AG	11,875
1,990	Prudential Financial Inc	74,068
2,280	Reinsurance Group of America Inc	79,595
1,255	Swiss Reinsurance	41,512
700	Tokio Marine Holdings Inc	19,401
3,470	Travelers Cos Inc/The	142,409
442	Zurich Financial Services AG	77,860

		1,212,885

Real Estate Investment Trusts (REITs) — 1.6%
16,390	Annaly Capital Management Inc	248,145
10,800	Corporate Office Properties Trust SBI MD	316,764
26,229	Dexus Property Group	15,851
3,575	Digital Realty Trust Inc	128,164
267	Fonciere Des Regions	20,071

See Notes to Financial Statements.

6

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (Continued)
10,365	MFA Financial Inc	$71,160
233	Unibail-Rodamco SE	34,700
1,443	Westfield Group	13,232

		848,087

Real Estate Management & Development — 0.1%
4,000	Cheung Kong Holdings Ltd	45,883
2,000	Sun Hung Kai Properties Ltd	25,058

		70,941

Total Financials		5,397,380

Health Care — 9.4%
Biotechnology — 1.4%
765	Amgen Inc †	40,499
2,050	Biogen Idec Inc †	92,558
21,100	BioMarin Pharmaceutical Inc †	329,371
830	Celgene Corp †	39,707
800	CSL Ltd/Australia	20,725
4,485	Gilead Sciences Inc †	210,077

		732,937

Health Care Equipment & Supplies — 1.7%
2,605	Baxter International Inc	137,961
1,950	Edwards Lifesciences Corp †	132,658
3,105	Inverness Medical Innovations Inc †	110,476
10,225	Masimo Corp †	246,525
1,100	Medtronic Inc	38,379
3,190	ResMed Inc †	129,929
1,970	St Jude Medical Inc †	80,967

		876,895

Health Care Providers & Services — 0.9%
3,110	Amedisys Inc †	102,692
2,215	Express Scripts Inc †	152,281
1,595	McKesson Corp	70,180
3,860	Medco Health Solutions Inc †	176,055

		501,208

See Notes to Financial Statements.

7

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Technology — 0.3%
1,155	Cerner Corp †	$71,945
1,190	Quality Systems Inc	67,782

		139,727

Life Sciences Tools & Services — 0.7%
8,720	Thermo Fisher Scientific Inc †	355,515

Pharmaceuticals — 4.4%
8,495	Abbott Laboratories	399,605
1,565	AstraZeneca PLC, ADR	69,079
967	AstraZeneca PLC	42,485
7,075	Bristol-Myers Squibb Co	143,693
2,688	GlaxoSmithKline PLC	47,252
800	Hisamitsu Pharmaceutical Co Inc	24,913
8,070	Johnson & Johnson	458,376
147	Merck KGAA	14,951
500	Novo Nordisk A/S	27,032
16,905	Pfizer Inc	253,575
654	Roche Holding AG	88,901
1,113	Sanofi-Aventis SA	65,375
700	Santen Pharmaceutical Co Ltd	21,327
700	Takeda Pharmaceutical Co Ltd	27,321
7,990	Teva Pharmaceutical Industries Ltd, ADR	394,227
1,990	Watson Pharmaceuticals Inc †	67,043
3,550	Wyeth	161,135

		2,306,290

Total Health Care		4,912,572

Industrials — 6.4%
Aerospace & Defense — 1.4%
11,835	BAE Systems PLC	65,909
1,165	Elbit Systems Ltd	72,055
1,281	Finmeccanica SpA	18,025
1,116	MTU Aero Engines Holding AG	40,705
3,425	Raytheon Co	152,173
1,690	TransDigm Group Inc †	61,178
6,565	United Technologies Corp	341,117

		751,162

See Notes to Financial Statements.

8

Shares		Value(a)

Industrials (Continued)
Air Freight & Logistics — 0.2%
1,080	United Parcel Service Inc, Class B	$53,989
2,000	Yamato Holdings Co Ltd	26,699

		80,688

Commercial Services & Supplies — 0.2%
4,382	G4S PLC	15,031
400	Secom Co Ltd	16,277
1,210	Stericycle Inc †	62,351

		93,659

Construction & Engineering — 0.9%
632	ACS Actividades de Construccion y Servicios SA	31,962
8,745	Aecom Technology Corp †	279,840
4,039	Balfour Beatty PLC	20,533
1,116	Bouygues SA	41,957
3,253	Interserve PLC	9,379
1,565	URS Corp †	77,499

		461,170

Electrical Equipment — 0.5%
3,055	ABB Ltd, ADR	48,208
805	First Solar Inc †	130,507
1,730	General Cable Corp †	65,013
1,236	Prysmian SpA	18,570

		262,298

Industrial Conglomerates — 0.8%
1,140	3M Co	68,514
25,580	General Electric Co	299,797
286	Siemens AG	19,724

		388,035

Machinery — 1.4%
2,660	Cummins Inc	93,659
1,515	Danaher Corp	93,536
6,920	Eaton Corp	308,701
1,693	Konecranes Oyj	39,782
6,205	Wabtec Corp	199,615

		735,293

See Notes to Financial Statements.

9

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Professional Services — 0.7%
6,650	IHS Inc, Class A †	$331,635
1,145	Teleperformance	34,808

		366,443

Road & Rail — 0.2%
300	East Japan Railway Co	18,093
6,000	MTR Corp	18,116
4,000	Nippon Express Co Ltd	18,228
5,399	Stagecoach Group PLC	11,259
735	Union Pacific Corp	38,264

		103,960

Trading Companies & Distributors — 0.1%
2,200	Mitsubishi Corp	40,832
1,300	Mitsui & Co Ltd	15,465
1,600	Sumitomo Corp	16,310

		72,607

Total Industrials		3,315,315

Information Technology — 9.2%
Communications Equipment — 1.0%
12,990	Cisco Systems Inc †	242,134
1,206	Nokia OYJ	17,663
4,480	QUALCOMM Inc	202,496
430	Research In Motion Ltd †	30,551
3,366	Telefonaktiebolaget LM Ericsson, B Shares	33,029

		525,873

Computers & Peripherals — 2.0%
2,420	Apple Inc †	344,681
7,931	Hewlett-Packard Co	306,533
3,615	International Business Machines Corp	377,478

		1,028,692

Electronic Equipment & Instruments — 0.1%
400	Nidec Corp	24,290
3,000	Nippon Electric Glass Co Ltd	33,695

		57,985

See Notes to Financial Statements.

10

Shares		Value(a)

Information Technology (Continued)
Information Technology Services — 0.5%
2,925	Alliance Data Systems Corp †	$120,481
852	Cap Gemini SA	31,363
1,500	Fiserv Inc †	68,550
8	NTT Data Corp	25,909

		246,303

Internet Software & Services — 1.3%
550	Baidu Inc/China, ADR †	165,599
635	Google Inc, Class A †	267,710
3,910	Netease.com, ADR †	137,554
3,845	Open Text Corp †	140,035

		710,898

Semiconductors & Semiconductor Equipment — 1.2%
7,860	Applied Materials Inc	86,224
8,800	Cree Inc †	258,632
14,825	Intel Corp	245,354
5,310	Marvell Technology Group Ltd †	61,809

		652,019

Software — 3.1%
705	Autonomy Corp PLC †	16,667
6,001	Check Point Software Technologies †	140,843
1,400	Konami Corp	26,900
14,990	Microsoft Corp	356,312
200	Nintendo Co Ltd	55,286
12,145	Oracle Corp	260,146
335	SAP AG	13,474
995	Shanda Interactive Entertainment Ltd, ADR †	52,029
8,925	Solera Holdings Inc †	226,695
8,895	Sybase Inc †	278,769
7,550	Symantec Corp †	117,478
3,270	Synopsys Inc †	63,798

		1,608,397

Total Information Technology		4,830,167

Materials — 3.2%
Chemicals — 2.2%
204	Air Liquide SA	18,633
4,000	Air Water Inc	43,764

See Notes to Financial Statements.

11

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Materials (Continued)
Chemicals (Continued)
5,375	Airgas Inc	$217,849
1,830	BASF SE, ADR	72,743
1,103	BASF SE	43,836
4,780	Celanese Corp, Series A	113,525
5,675	FMC Corp	268,427
2,100	Hitachi Chemical Co Ltd	33,941
865	Monsanto Co	64,304
2,530	Praxair Inc	179,807
84	Syngenta AG	19,501
313	Wacker Chemie AG	35,935
1,350	Yara International ASA	37,791

		1,150,056

Construction Materials — 0.0%#
574	CRH PLC	13,125

Containers & Packaging — 0.5%
5,365	Crown Holdings Inc †	129,511
6,402	Rexam PLC	29,965
1,760	Rock-Tenn Co, Class A	67,162

		226,638

Metals & Mining — 0.5%
3,637	Antofagasta PLC	35,154
3,421	BHP Billiton Ltd	95,711
1,705	Freeport-McMoRan Copper & Gold Inc	85,437
506	Rio Tinto Ltd	21,284
1,573	Xstrata PLC	17,010

		254,596

Total Materials		1,644,415

Telecommunication Services — 2.3%
Diversified Telecommunication Services — 2.1%
25,587	AT&T Inc	635,581
3,280	CenturyTel Inc	100,696
1,802	France Telecom SA	40,852
906	Hellenic Telecommunications Organization SA	13,854
4,075	Telefonica SA	92,152

See Notes to Financial Statements.

12

Shares		Value(a)

Telecommunication Services (Continued)
Diversified Telecommunication Services (Continued)
13,899	Telstra Corp Ltd	$37,967
5,225	Verizon Communications Inc	160,564

		1,081,666

Wireless Telecommunication Services — 0.2%
11	KDDI Corp	58,462
40,753	Vodafone Group PLC	78,579

		137,041

Total Telecommunication Services		1,218,707

Utilities — 2.6%
Electric Utilities — 1.8%
3,495	Duke Energy Corp	50,992
1,329	E.ON AG	47,020
1,335	Edison International	41,999
8,276	Enel SpA	40,287
2,185	Exelon Corp	111,894
2,125	FirstEnergy Corp	82,344
1,590	FPL Group Inc	90,407
1,766	Hongkong Electric Holdings Ltd	9,832
7,025	ITC Holdings Corp	318,654
3,200	Northeast Utilities	71,392
852	Public Power Corp SA †	17,570
1,980	Southern Co/The	61,697

		944,088

Gas Utilities — 0.3%
4,000	Osaka Gas Co Ltd	12,789
3,510	Questar Corp	109,021
9,000	Tokyo Gas Co Ltd	32,231

		154,041

Independent Power Producers & Energy Traders — 0.1%
12,319	International Power PLC	48,236

Multi-Utilities — 0.4%
1,257	GDF Suez	46,800
5,999	National Grid PLC	54,036

See Notes to Financial Statements.

13

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities (Continued)
Multi-Utilities (Continued)
1,500	Sempra Energy	$74,445
1,310	Wisconsin Energy Corp	53,330

		228,611

Total Utilities		1,374,976

TOTAL COMMON STOCKS
(Cost $32,165,024)		33,802,145

PREFERRED STOCKS — 0.1%
Consumer Discretionary — 0.0%#
Automobiles — 0.0%#
260	Volkswagen AG	18,149

Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
1,218	Fresenius SE	65,767

TOTAL PREFERRED STOCKS
(Cost $101,904)		83,916

INVESTMENT COMPANY SECURITY — 1.3%
(Cost $660,857)
660,857	State Street Institutional Liquid Reserves Fund	660,857

Principal
Amount

ASSET-BACKED SECURITIES — 4.8%
Auto Loans — 2.5%
$900,000	Harley-Davidson Motorcycle Trust, Series 2006-3, Class A4, 5.220% due 06/15/2013 (d)	920,768
135,407	USAA Auto Owner Trust, Series 2006-4, Class A3, 5.010% due 06/15/2011 (d)	136,897
350,000	Wachovia Auto Loan Owner Trust 2006-1, Series 2007-1, Class C, 5.450% due 10/22/2012 (d)	278,751

		1,336,416

See Notes to Financial Statements.

14

Principal
Amount		Value(a)

Credit Card — 1.5%
$300,000	Capital One Multi-Asset Execution Trust, Series 2006-C1, Class C, 0.609% due 03/17/2014 (c),(d)	$272,535
500,000	Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, 0.538% due 01/09/2012 (c),(d)	491,976

		764,511

Home Equity Loans — 0.3%
400,000	Structured Asset Investment Loan Trust, Series 2005-6, Class M1, 0.794% due 07/25/2035 (c),(d)	148,895

Industrials — 0.5%
250,000	CNH Equipment Trust, Series 2009-B, Class A2, 2.400% due 05/16/2011 (d)	250,434

TOTAL ASSET-BACKED SECURITIES
(Cost $2,707,414)		2,500,256

CORPORATE BONDS AND NOTES — 10.2%
Consumer Discretionary — 0.4%
185,000	TJX Cos Inc, 6.950% due 04/15/2019 (d)	206,118

Financials — 7.9%
700,000	AEGON Funding Co LLC, 5.750% due 12/15/2020 (d)	608,619
305,000	Allied Capital Corp, 6.625% due 07/15/2011 (d)	171,723
650,000	BHP Billiton Finance USA Ltd, YNK, 4.800% due 04/15/2013 (d)	675,881
150,000	Corp Andina de Fomento, 8.125% due 06/04/2019 (d)	158,922
440,000	ING USA Global Funding Trust, MTN, 4.500% due 10/01/2010 (d)	447,191
510,000	Landesbank Baden-Wuerttemberg/New York, MTN, 6.350% due 04/01/2012 (d)	528,000
70,000	MetLife Inc, 6.750% due 06/01/2016 (d)	71,264
400,000	National Rural Utilities Cooperative Finance Corp, 5.450% due 02/01/2018 (d)	407,631
12,500	Pemex Finance Ltd, YNK, 9.690% due 08/15/2009 (d)	12,582
300,000	PNC Funding Corp, 5.625% due 02/01/2017 (d)	278,033

See Notes to Financial Statements.

15

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2009 (continued)

Principal
Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Financials (Continued)
$250,000	SLM Corp, MTN, 1.252% due 07/26/2010 (c),(d)	$226,913
300,000	Sovereign Bank, 2.738% due 08/01/2013 (c),(d)	226,320
150,000	Wachovia Bank NA, 7.800% due 08/18/2010 (d)	156,108
225,000	Weingarten Realty Investors, REIT, MTN, 4.857% due 01/15/2014 (d)	173,336

		4,142,523

Industrial Conglomerates — 0.5%
250,000	Cisco Systems Inc, 4.950% due 02/15/2019 (d)	249,988

Industrials — 1.4%
210,000	Lowe’s Cos Inc, 6.100% due 09/15/2017 (d)	223,641
420,993	Procter & Gamble — ESOP, 9.360% due 01/01/2021 (d)	506,871

		730,512

TOTAL CORPORATE BONDS AND NOTES
(Cost $5,613,164)		5,329,141

MORTGAGE-BACKED SECURITIES — 7.6%
Collateralized Mortgage Obligations (CMO) – Agency — 0.2%
95,808	Freddie Mac REMICS, Series 2866, Class WN, 4.500% due 01/15/2024 (d)	96,563

Commercial Mortgage-Backed Securities — 4.6%
328,513	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A1, 5.540% due 06/10/2046 (d)	330,869
653,348	First Union National Bank Commercial Mortgage, Series 1999-C4, Class A2, 7.390% due 12/15/2031 (d)	657,365
	Wachovia Bank Commercial Mortgage Trust:
450,000	Series 2004-C15, Class A4, 4.803% due 10/15/2041 (d)	389,175
350,000	Series 2005-C18, Class A3, 4.790% due 04/15/2042 (d)	317,111

See Notes to Financial Statements.

16

Principal
Amount		Value(a)

Commercial Mortgage-Backed Securities (Continued)
$500,000	Series 2005-C20, Class A6A, 5.110% due 07/15/2042 (c),(d)	$432,996
325,000	Series 2006-C23, Class A3, 5.496% due 01/15/2045 (d)	277,977

		2,405,493

Commercial Mortgage-Backed Securities — 2.2%
399,242	GE Capital Commercial Mortgage Corp, Series 2005-C1, Class A2, 4.353% due 06/10/2048 (d)	389,195
800,000	LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5, 4.853% due 09/15/2031 (d)	787,993

		1,177,188

Mortgage Pass-Through Securities — 0.6%
	Fannie Mae Pool:
275,090	#386314, 3.790% due 07/01/2013 (d)	280,007
6,877	#303105, 11.000% due 11/01/2020 (d)	7,857
21,548	#100081, 11.500% due 08/20/2016 (d)	23,853
17	Freddie Mac Gold Pool, #E62394, 7.500% due 09/01/2010 (d)	17
5,643	Ginnie Mae I Pool, #780584, 7.000% due 06/15/2027 (d)	6,149

		317,883

TOTAL MORTGAGE -BACKED SECURITIES
(Cost $4,219,701)		3,997,127

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.1%
Government Agency Debentures — 1.1%
400,000	Financing Corp Fico, 10.700% due 10/06/2017 (d)	576,021

Government Sponsored Enterprises (GSE) — 1.0%
500,000	Federal Home Loan Banks, 4.875% due 03/12/2010 (d)	515,426

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,049,899)		1,091,447

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Notes — 2.9%
225,000	2.250% due 05/31/2014 (d)	221,976
675,000	2.750% due 02/15/2019 (d)	632,178

See Notes to Financial Statements.

17

Munder Asset Allocation Fund — Balanced
 Portfolio of Investments, June 30, 2009 (continued)

Principal
Amount		Value(a)

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes (Continued)
$465,000	3.125% due 05/15/2019 (d)	$449,743
205,000	4.625% due 02/15/2017 (d)	223,050

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,568,903)		1,526,947

TOTAL INVESTMENTS
(Cost $48,086,866)	93.7%	48,991,836
OTHER ASSETS AND LIABILITIES (Net)	6.3	3,267,907

NET ASSETS	100.0%	$52,259,743

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(b)	Security valued at fair value as of June 30, 2009, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2009, this security represents $0, 0.0% of net assets.

(c)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2009.

(d)	Security value was determined based on level 2 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(e)	Security value was determined based on level 3 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

ABBREVIATIONS:
ADR	— American Depositary Receipt
ESOP	— Employee Stock Ownership Plan
MTN	— Medium Term Note
REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortage Investment Conduit
SDR	— Special Depositary Receipt
YNK	— Yankee Security

See Notes to Financial Statements.

18

At June 30, 2009, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets		Value

COMMON STOCKS:
United States	50.2%		$26,241,846
United Kingdom	2.2		1,170,068
Japan	2.2		1,158,084
France	1.6		817,377
Switzerland	1.4		727,022
Israel	1.2		607,125
Netherlands	0.7		382,575
China	0.7		355,182
Bermuda	0.6		328,161
Germany	0.6		315,312
Spain	0.6		314,284
Australia	0.5		276,882
Canada	0.3		170,586
Italy	0.3		159,443
Hong Kong	0.3		127,793
Norway	0.2		118,363
Belgium	0.2		104,883
Sweden	0.2		90,458
Greece	0.2		84,978
Singapore	0.2		75,463
Peru	0.1		63,438
Finland	0.1		57,444
Denmark	0.1		27,032
Luxembourg	0.0	#	15,221
Ireland	0.0	#	13,125

TOTAL COMMON STOCKS	64.7		33,802,145
PREFERRED STOCKS:
Germany	0.1		83,916
INVESTMENT COMPANY SECURITY	1.3		660,857
ASSET-BACKED SECURITIES	4.8		2,500,256
CORPORATE BONDS AND NOTES:
United States	8.9		4,640,677
Australia	1.3		675,881
Cayman Islands	0.0	#	12,583

TOTAL CORPORATE BONDS AND NOTES	10.2		5,329,141
MORTGAGE-BACKED SECURITIES	7.6		3,997,127
U.S. GOVERNMENT AGENCY OBLIGATIONS	2.1		1,091,447
U.S. TREASURY OBLIGATIONS	2.9		1,526,947

TOTAL INVESTMENTS	93.7		48,991,836
OTHER ASSETS AND LIABILITIES (Net)	6.3		3,267,907

NET ASSETS	100.0%		$52,259,743

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

19

Munder Asset Allocation Fund — Balanced

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value (see accompanying schedule)	$48,991,836
Foreign currency, at value	38,667
Interest receivable	140,263
Dividends receivable	60,821
Receivable for investment securities sold	4,020,853
Receivable for Fund shares sold	34,248
Prepaid expenses and other assets	37,547

Total Assets	53,324,235

LIABILITIES:
Payable for investment securities purchased	772,088
Payable for Fund shares redeemed	87,092
Trustees’ fees and expenses payable	73,880
Transfer agency/record keeping fees payable	30,978
Custody fees payable	21,790
Distribution and shareholder servicing fees payable — Class A, B and C Shares	16,061
Administration fees payable	7,267
Shareholder servicing fees payable — Class K Shares	1,263
Investment advisory fees payable	935
Accrued expenses and other payables	53,138

Total Liabilities	1,064,492

NET ASSETS	$52,259,743

Investments, at cost	$48,086,866

Foreign currency, at cost	$38,521

See Notes to Financial Statements.

20

NET ASSETS consist of:
Undistributed net investment income	$18,129
Accumulated net realized loss on investments sold	(18,398,969)
Net unrealized appreciation of investments	902,280
Paid-in capital	69,738,303

$52,259,743

NET ASSETS:
Class A Shares	$23,103,001

Class B Shares	$5,126,547

Class C Shares	$8,423,028

Class K Shares	$6,028,535

Class Y Shares	$9,578,632

SHARES OUTSTANDING:
Class A Shares	2,672,218

Class B Shares	599,870

Class C Shares	980,776

Class K Shares	701,724

Class Y Shares	1,114,903

CLASS A SHARES:
Net asset value and redemption price per share	$8.65

Maximum sales charge	5.50%
Maximum offering price per share	$9.15

CLASS B SHARES:
Net asset value and offering price per share*	$8.55

CLASS C SHARES:
Net asset value and offering price per share*	$8.59

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$8.59

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$8.59

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

21

Munder Asset Allocation Fund — Balanced

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Interest	$1,258,204
Dividends on securities of unaffiliated companies(a)	1,067,758
Dividends on securities of affiliated company	19,184
Securities lending, net of borrower rebates	60,064
Mortgage dollar roll income	1,043

Total Investment Income	2,406,253

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	73,389
Class B Shares	75,824
Class C Shares	103,657
Class R Shares(b)	8
Shareholder servicing fees:
Class K Shares	16,799
Investment advisory fees	455,055
Custody fees	208,355
Transfer agency/record keeping fees	128,624
Administration fees	115,113
Printing and mailing fees	71,753
Registration and filing fees	64,934
Legal and audit fees	55,343
Trustees’ fees and expenses	34,953
Other	16,904

Total Expenses	1,420,711

NET INVESTMENT INCOME	985,542

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from:
Security transactions	(15,359,507)
Foreign currency-related transactions	(2,990)
Net change in unrealized appreciation/(depreciation) of:
Securities	(9,707,587)
Foreign currency-related transactions	(2,886)

Net realized and unrealized loss on investments	25,072,970

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,087,428)

(a)	Net of foreign withholding taxes of $29,040.

(b)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

22

Munder Asset Allocation Fund — Balanced

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008

Net investment income	$985,542	$1,537,938
Net realized gain/(loss) from security transactions and foreign currency-related transactions	(15,362,497)	3,246,274
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(9,710,473)	(11,809,682)

Net decrease in net assets resulting from operations	(24,087,428)	(7,025,470)
Dividends to shareholders from net investment income:
Class A Shares	(446,250)	(612,149)
Class B Shares	(62,373)	(72,328)
Class C Shares	(85,772)	(85,600)
Class K Shares	(104,574)	(127,950)
Class R Shares	(17)	(28)
Class Y Shares	(266,506)	(520,065)
Distributions to shareholders from net realized gains:
Class A Shares	—	(5,239,831)
Class B Shares	—	(1,540,235)
Class C Shares	—	(1,788,130)
Class K Shares	—	(1,093,469)
Class R Shares	—	(284)
Class Y Shares	—	(3,479,098)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(9,255,419)	(1,237,821)
Class B Shares	(4,154,441)	(866,823)
Class C Shares	(3,058,288)	350,645
Class K Shares	(1,011,837)	114,087
Class R Shares	(1,703)	313
Class Y Shares	(18,276,419)	4,039,485
Short-term trading fees	1,391	2,673

Net decrease in net assets	(60,809,636)	(19,182,078)
NET ASSETS:
Beginning of year	113,069,379	132,251,457

End of year	$52,259,743	$113,069,379

Undistributed net investment income	$18,129	$14,692

(a)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

23

Munder Asset Allocation Fund — Balanced

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008

Amount
Class A Shares:
Sold*	$3,928,969	$7,124,459
Issued as reinvestment of dividends and distributions	334,200	4,249,473
Redeemed	(13,518,588)	(12,611,753)

Net decrease	$(9,255,419)	$(1,237,821)

Class B Shares:
Sold	$270,691	$1,181,716
Issued as reinvestment of dividends and distributions	48,400	1,255,236
Redeemed*	(4,473,532)	(3,303,775)

Net decrease	$(4,154,441)	$(866,823)

Class C Shares:
Sold	$497,167	$2,464,278
Issued as reinvestment of dividends and distributions	52,133	1,134,186
Redeemed	(3,607,588)	(3,247,819)

Net increase/(decrease)	$(3,058,288)	$350,645

Class K Shares:
Sold	$831,865	$1,490,015
Issued as reinvestment of dividends and distributions	104,574	1,216,908
Redeemed	(1,948,276)	(2,592,836)

Net increase/(decrease)	$(1,011,837)	$114,087

Class R Shares:
Sold	$—	$76
Issued as reinvestment of dividends and distributions	16	312
Redeemed	(1,719)	(75)

Net increase/(decrease)	$(1,703)	$313

Class Y Shares:
Sold	$918,908	$9,444,481
Issued as reinvestment of dividends and distributions	253,842	3,905,482
Redeemed	(19,449,169)	(9,310,478)

Net increase/(decrease)	$(18,276,419)	$4,039,485

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

24

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008

Shares
Class A Shares:
Sold*	458,928	568,578
Issued as reinvestment of dividends and distributions	37,703	337,305
Redeemed	(1,577,095)	(1,027,118)

Net decrease	(1,080,464)	(121,235)

Class B Shares:
Sold	29,921	96,519
Issued as reinvestment of dividends and distributions	5,454	100,353
Redeemed*	(527,438)	(271,328)

Net decrease	(492,063)	(74,456)

Class C Shares:
Sold	54,988	200,063
Issued as reinvestment of dividends and distributions	5,884	90,262
Redeemed	(419,558)	(265,487)

Net increase/(decrease)	(358,686)	24,838

Class K Shares:
Sold	94,359	121,361
Issued as reinvestment of dividends and distributions	11,884	97,201
Redeemed	(223,570)	(210,425)

Net increase/(decrease)	(117,327)	8,137

Class R Shares:
Sold	—	7
Issued as reinvestment of dividends and distributions	2	25
Redeemed	(230)	(7)

Net increase/(decrease)	(228)	25

Class Y Shares:
Sold	96,877	763,473
Issued as reinvestment of dividends and distributions	27,984	312,849
Redeemed	(2,035,424)	(730,567)

Net increase/(decrease)	(1,910,563)	345,755

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

25

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$11.33	$13.49		$12.19	$11.51	$10.64

Income/(loss) from investment operations:
Net investment income	0.14	0.17		0.15	0.14	0.11
Net realized and unrealized gain/(loss) on investments	(2.68)	(0.81)		1.58	0.68	0.87

Total from investment operations	(2.54)	(0.64)		1.73	0.82	0.98

Less distributions:
Dividends from net investment income	(0.14)	(0.16)		(0.15)	(0.14)	(0.11)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.14)	(1.52)		(0.43)	(0.14)	(0.11)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.65	$11.33		$13.49	$12.19	$11.51

Total return(d)	(22.43)%	(5.58)%		14.48%	7.18%	9.24%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$23,103	$42,500		$52,241	$49,144	$41,806
Ratio of operating expenses to average net assets	1.90%	1.72%		1.54%	1.51%	1.47%
Ratio of net investment income to average net assets	1.55%	1.36%		1.20%	1.14%	1.03%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	1.90%	1.72%		1.54%	1.51%	1.47%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on April 30, 1993 and June 21, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended June 30, 2008.

See Notes to Financial Statements.

26

B Shares
Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)

$11.20	$13.35		$12.07	$11.40	$10.53

0.07	0.07		0.05	0.04	0.03

(2.64)	(0.80)		1.56	0.68	0.87

(2.57)	(0.73)		1.61	0.72	0.90

(0.08)	(0.06)		(0.05)	(0.05)	(0.03)
—	(1.36)		(0.28)	—	—

(0.08)	(1.42)		(0.33)	(0.05)	(0.03)

0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

$8.55	$11.20		$13.35	$12.07	$11.40

(23.00)%	(6.28)%		13.60%	6.36%	8.53%

$5,127	$12,225		$15,567	$20,901	$35,462

2.66%	2.47%		2.28%	2.26%	2.22%

0.78%	0.61%		0.44%	0.36%	0.27%
87%	103	%(e)	52%	55%	75%

2.66%	2.47%		2.28%	2.26%	2.22%

See Notes to Financial Statements.

27

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$11.25	$13.40		$12.12	$11.45	$10.58

Income/(loss) from investment operations:
Net investment income	0.07	0.08		0.06	0.05	0.03
Net realized and unrealized gain/(loss) on investments	(2.65)	(0.81)		1.55	0.67	0.87

Total from investment operations	(2.58)	(0.73)		1.61	0.72	0.90

Less distributions:
Dividends from net investment income	(0.08)	(0.06)		(0.05)	(0.05)	(0.03)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.08)	(1.42)		(0.33)	(0.05)	(0.03)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.59	$11.25		$13.40	$12.12	$11.45

Total return(d)	(22.99)%	(6.26)%		13.54%	6.34%	8.49%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,423	$15,070		$17,622	$17,667	$18,443
Ratio of operating expenses to average net assets	2.65%	2.47%		2.28%	2.26%	2.22%
Ratio of net investment income to average net assets	0.80%	0.61%		0.44%	0.38%	0.28%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	2.65%	2.47%		2.28%	2.26%	2.22%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on January 24, 1996 and April 16, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended June 30, 2008.

See Notes to Financial Statements.

28

K Shares
Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)

$11.25	$13.41		$12.12	$11.45	$10.58

0.14	0.17		0.15	0.14	0.11

(2.66)	(0.81)		1.57	0.67	0.87

(2.52)	(0.64)		1.72	0.81	0.98

(0.14)	(0.16)		(0.15)	(0.14)	(0.11)
—	(1.36)		(0.28)	—	—

(0.14)	(1.52)		(0.43)	(0.14)	(0.11)

0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

$8.59	$11.25		$13.41	$12.12	$11.45

(22.48)%	(5.53)%		14.48%	7.13%	9.29%

$6,029	$9,218		$10,875	$11,340	$11,153

1.89%	1.72%		1.53%	1.51%	1.47%

1.56%	1.36%		1.18%	1.13%	1.02%
87%	103	%(e)	52%	55%	75%

1.89%	1.72%		1.53%	1.51%	1.47%

See Notes to Financial Statements.

29

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$11.26	$13.41		$12.13	$11.46	$10.58

Income/(loss) from investment operations:
Net investment income	0.16	0.20		0.18	0.17	0.14
Net realized and unrealized gain/(loss) on investments	(2.67)	(0.80)		1.56	0.67	0.88

Total from investment operations	(2.51)	(0.60)		1.74	0.84	1.02

Less distributions:
Dividends from net investment income	(0.16)	(0.19)		(0.18)	(0.17)	(0.14)
Distributions from net realized gains	—	(1.36)		(0.28)	—	—

Total distributions	(0.16)	(1.55)		(0.46)	(0.17)	(0.14)

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.59	$11.26		$13.41	$12.13	$11.46

Total return(d)	(22.29)%	(5.29)%		14.67%	7.40%	9.66%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,579	$34,054		$35,944	$33,618	$27,733
Ratio of operating expenses to average net assets	1.62%	1.48%		1.28%	1.26%	1.22%
Ratio of net investment income to average net assets	1.77%	1.61%		1.44%	1.39%	1.29%
Portfolio turnover rate	87%	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	1.62%	1.48%		1.28%	1.26%	1.22%

(a)	Class Y Shares of the Fund commenced operations on April 13, 1993.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	The portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended June 30, 2008.

See Notes to Financial Statements.

30

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Asset Allocation Fund — Balanced (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide an attractive investment return through a combination of long-term growth of capital and current income. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

During the year ended June 30, 2009, the Fund offered 6 classes of shares for sale — Class A, Class B, Class C, Class K, Class R and Class Y Shares. On March 12, 2009, the Fund ceased offering Class R Shares for sale and on March 16, 2009, all outstanding Class R Shares were redeemed. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are/were sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

31

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2009 (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities, including derivative securities such as interest rate and credit default swap contracts, if any, are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less, if any, also may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guideline approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on

32

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2009 (continued)

the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$34,546,918
Level 2 — Other Significant Observable Inputs	14,444,918
Level 3 — Significant Unobservable Inputs	— *

Total	$48,991,836

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Investments in
Securities
Balance as of 6/30/2008	$—
Transfers in and/or out of Level 3	4,171
Net purchases/(sales)	—
Accrued discounts/(premiums)	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(4,171)

Balance as of 6/30/09	$— *

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$(4,171)

*	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

33

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2009 (continued)

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment securities, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Mortgage Dollar Rolls: The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security with a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition. Income is generated as consideration

34

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2009 (continued)

for entering into these transactions and is included in income in the Fund’s Statement of Operations. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited. As of June 30, 2009 the Fund did not have any portfolio securities on loan.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

35

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2009 (continued)

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its when-issued purchase commitments.

Short-Term Trading (Redemption) Fees: During the period through October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2009.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows.

36

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2009 (continued)

During the year ended June 30, 2009, the Fund did not engage in derivative transactions.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.65% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $115,113 before payment of sub-administration fees and $72,809 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1644% for administrative services.

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned

37

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2009 (continued)

advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $2,330 in advisory fees before waivers and expense reimbursements ($164 after waivers and expense reimbursements) and $1,011 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor, or any of its affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

38

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2009 (continued)

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees were limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $48,689,937 and $74,272,543, respectively, for the year ended June 30, 2009. For the year ended June 30, 2009, cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments were $11,638,049 and $22,528,972 respectively.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $2,884,255 aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $3,464,480 and net depreciation for Federal income tax purposes was $580,225. At June 30, 2009, aggregate cost for Federal income tax purposes was $49,572,061.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. During the year ended June 30, 2009, the Fund held the following security, which could be deemed to be issued by an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/08	Cost	Shares	Cost	Shares	6/30/09	Income	Gain/(Loss)

Institutional Money Market Fund	$2,462,283	$27,846,617	27,846,617	$30,308,900	30,308,900	$—	$19,184	$—

7.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net

39

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2009 (continued)

of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the federal funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $1,023.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, premium amortization, partnership adjustments and mortgage dollar roll adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$(16,613)	$16,613

40

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2009 (continued)

The tax character of dividends and distributions paid to shareholders during the year ended June 30, 2009 was as follows:

	Ordinary	Long-Term
	Income	Capital Gains	Total

June 30, 2009	$965,492	$—	$965,492
June 30, 2008	3,674,867	10,884,300	14,559,167

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post	Capital
Ordinary	October	Loss	Unrealized
Income	Loss	Carryover	Depreciation	Total

$69,915	$(12,171,889)	(4,750,291)	$(582,915)	$(17,435,180)

The differences between book and tax distributable earnings were primarily due to wash sales, premium amortization accruals, deferred Trustees’ fees and passive foreign investment company unreversed inclusions.

As determined at June 30, 2009, the Fund had available for Federal income tax purposes $4,750,291 of unused capital losses, which expire in 2017.

Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2008 and June 30, 2009 of $12,171,889.

10.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 77.38% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2009, the Fund designates approximately $1,095,919 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most

41

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2009 (continued)

recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The

42

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2009 (continued)

Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

43

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2009 (continued)

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark blend of indexes and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its

44

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2009 (continued)

benchmark for the one- and three-year periods and exceeded the performance of its benchmark for the five- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one- and three-year periods and exceeded the median performance of the Fund’s Lipper peer group for the five- and ten-year periods. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to the Fund, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s

45

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2009 (continued)

efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2009.

46

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2009 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

47

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

48

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

49

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

50

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Asset Allocation Fund —
Balanced and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Asset Allocation Fund — Balanced (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Asset Allocation Fund — Balanced of Munder Series Trust at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

51

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNBLNC609

ANNUAL REPORT
June 30, 2009

Munder Bond Fund
Class A, B, C, K & Y Shares
Munder Tax-Free Short &
Intermediate Bond Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the Barclays Capital U.S. Aggregate Bond Index, a commonly followed benchmark representing the broad fixed income market, posted a 6.05% return. This was a welcome counterpoint to the -26.21% return for the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market. Among the components of the Barclays Capital U.S. Aggregate Bond Index, U.S. Treasuries and government agencies had strong performance for the year, as turmoil in the financial markets resulted in a flight to quality. Weaker sectors for the year, although still posting positive returns, were corporate bonds and asset-backed securities. Reflecting the distress in the housing market, asset-backed performance was dragged down by the double-digit negative return of its home equity segment.

The strong performance of U.S. Treasuries and government agencies, however, was confined to the first half of the Munder Funds’ fiscal year. With investors regaining some appetite for risk, U.S. Treasuries and government agencies posted negative returns during the second half of the fiscal year, compared to the positive 1.90% return for the Barclays Capital U.S. Aggregate Bond Index. In contrast to the performance of the U.S. Treasury and government agency sectors, corporate bonds and asset-backed securities rebounded during the last half of the fiscal year. During that six-month time period, BBB-rated securities, the lowest category of investment grade securities, also rebounded strongly, with a 14.13% return, compared to a -2.62% return for AAA-rated securities. This was another indication that investors were regaining their appetite for risk.

The municipal fixed income market trailed the taxable market for the year ended June 30, 2009, with the Barclays Capital Municipal Bond Index posting a 3.77% return. As was true in the taxable market, lower quality securities that faltered during the July through December 2008 period rebounded during the first half of 2009.

In our approach to fixed income investing, we pay careful attention to the balance between return and risk while creating diversified portfolios for our investors. We strongly believe that our fixed income investment strategies, which emphasize discipline and the management of risk, will help us navigate through uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
xiv	Shareholder Fee Examples

Portfolios of Investments:
1	Munder Bond Fund
11	Munder Tax-Free Short & Intermediate Bond Fund
18	Statements of Assets and Liabilities
20	Statements of Operations
21	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
28	Financial Highlights
39	Notes to Financial Statements
66	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each investment company can be found in each Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. A significant portion of the Bond Fund is invested in mortgage-backed securities, which are subject to higher prepayment risk than corporate bonds and notes, particularly in periods of declining interest rates. The Bond Fund also invests in Yankee securities (i.e., dollar-denominated securities of foreign issuers), which involve additional risks due to foreign economic and political conditions, and differences in financial reporting standards. A portion of the Tax-Free Short & Intermediate Bond Fund’s income may be subject to state, local and/or federal alternative minimum taxes.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. Complete lists of holdings as of June 30, 2009 are contained in the Portfolios of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

MUNDER BOND FUND

 INVESTMENT ALLOCATION

ii

MUNDER TAX-FREE SHORT & INTERMEDIATE BOND FUND

 MATURITY ALLOCATION*

*	For all municipal securities, maturity allocation is based on stated final maturity, except in the case of pre-refunded bonds, which use the pre-refunded date. No specific maturity is assigned to investment company securities.

The performance data contained in the following commentary is based on Class Y Shares of the applicable Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for each Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Munder Bond Fund

Portfolio Management Team: Michael Krushena and Peter Root

In spite of the turbulent financial markets and distressed housing sector during the Munder Bond Fund’s fiscal year ended June 30, 2009, the fixed income market posted a positive return of 6.05%, as measured by the Fund’s Barclays Capital U.S. Aggregate Bond Index benchmark. The Fund, however, posted a return of 0.97% for the year ended June 30, 2009, lagging both its benchmark as well as the 1.62% median return for the Lipper universe of corporate debt A-rated funds.

Given investors’ flight to quality during the financial market turmoil, U.S. Treasuries significantly outperformed all other segments of the fixed income market for the twelve months ended June 30, 2009. As a result, the performance of the Fund suffered from its underweight in U.S. Treasury securities and overweight in other market sectors, including commercial mortgage-backed securities, asset-backed securities backed by credit cards and the financial segment of the corporate bond sector. These relative weightings were the primary reason for the lagging performance of the Fund during the year ended June 30, 2009. Performance during the July through December 2008 time period also suffered from some exposure to Lehman Brothers’ securities prior to its

iii

bankruptcy filing in September 2008, and from the sharp decline in the value of a collateralized debt obligation issued by ELM BV (less than 0.05% of the Fund).

As the financial markets began to stabilize toward the end of the first quarter of 2009, investors’ appetite for risk started to return. As a result, interest in bond market segments other than U.S. Treasuries increased. This was a positive for the performance of the Fund, which outperformed the Barclays Capital U.S. Aggregate Bond Index during the April through June 2009 calendar quarter. This improved performance during the latter part of its fiscal year, however, was not sufficient to erase the deficit in relative performance from earlier in the period.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio Management Team: Roger Soderstrom and Adam Thayer

The overall municipal fixed income market underperformed the taxable market during the Munder Tax-Free Short & Intermediate Bond Fund’s fiscal year ended June 30, 2009. The 6.05% return for the Barclays Capital U.S. Aggregate Bond Index far outpaced the 3.77% return for the Barclays Capital Municipal Index. Nevertheless, the short-term, high quality segment of the municipal market, represented by the Fund’s benchmark, a 50/50 blend of the Barclays Capital Municipal Managed Money Short Term and Municipal Managed Money Short/Intermediate Indexes, did significantly better than the overall municipal market, posting a 6.94% return.

On a relative basis, the Fund’s 6.79% return trailed that of its blended Barclays Capital benchmark due to the impact of expenses, which are not deducted from the benchmark’s return. The Fund did, however, significantly outperform the 4.47% median return for the Lipper universe of short/intermediate municipal debt funds.

Given the market turmoil over the past year, investors sought safety in very high quality assets, including U.S. Treasuries and high quality municipal securities. This benefited the Fund, given its high quality focus. As part of the emphasis on quality within the Fund, we evaluate the financial health of the underlying issuers of tax-exempt bonds, rather than relying on the ratings of the insurance providers. This was a positive for the performance of the Fund, as most of the municipal bond insurers were downgraded multiple notches by the rating agencies to reflect the risk of their holdings of sub-prime mortgages and collateralized debt obligations.

In addition to the positive impact on relative performance from holding higher quality securities, the Fund benefited from its overweight in pre-refunded and general obligations bonds. Interestingly, the overweight in pre-refunded securities was positive for the June through December 2008 time period, but held back performance during the second half of the year, as investors developed a greater appetite for risk. Nevertheless, the Fund received an overall boost to relative performance from its pre-refunded securities for the fiscal year as whole.

Only partially offsetting these positive factors was the negative impact of the Fund’s duration being slightly shorter than that of its blended Barclays Capital benchmark. While the duration of the Fund is targeted to that of its benchmark, we did not want to

iv

take capital gains to make slight adjustments to duration. The Fund’s barbell maturity structure, with an overweight in securities of less than one year and over ten years, also held back relative performance, given that longer-term rates fell less than shorter rates.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market, which includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), corporate debt obligations, mortgage-backed securities (i.e., agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities), asset-backed securities and commercial mortgage-backed securities. The Barclays Capital Municipal Managed Money Short Term and Short/Intermediate Indexes are rules-based, market-valued-weighted indexes that include fixed-rate, tax-exempt municipal bonds with at least $7 million outstanding, other than alternative minimum tax bonds and airline, hospital, housing, and tobacco bonds, which have maturities between one and five years or one and ten years, respectively, and which were issued within the last five years in transactions of at least $75 million, are rated at least Aa3/AA- or higher and have at least one year until maturity. The Barclays Capital Municipal Index is a rules-based, market-value-weighted index that includes fixed-rate, tax-exempt municipal bonds with at least $7 million outstanding, which were issued in transactions of at least $75 million, are rated at least Baa3/BBB- or higher and have at least one year until maturity. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of corporate debt A-rated funds and the Lipper universe of short/intermediate municipal debt funds each represent the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund against which it is compared. You cannot invest directly in a Lipper universe.

v

Hypothetical and Total Returns

The following graph represents the performance of the Munder Bond Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Bond Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09
				Barclays	Lipper
				Capital U.S.	Corporate
Class and	With		Without	Aggregate	Debt A-Rated
Inception Date	Load		Load	Bond Index*	Funds Median**

CLASS Y 12/1/91	$ N/A		$15,696	$17,875	$15,726

CLASS A 12/9/92	14,673	#	15,283	17,875	15,726

CLASS B 3/13/96	N/A		14,407	17,875	15,726

CLASS C 3/25/96	N/A		14,186	17,875	15,726

CLASS K 11/23/92	N/A		15,295	17,875	15,726

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

*	The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market, which includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), corporate debt obligations, mortgage-backed securities (i.e., agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities), asset-backed securities and commercial mortgage-backed securities. Index comparative returns for Class Y, A, B, C and K Shares of the Fund are as of 7/1/99.

**	The Lipper Corporate Debt A-Rated Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class Y, A, B, C and K Shares of the Fund are as of 7/1/99.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five			Ten
	One		Year	Five		Years	Ten		Years	Since		Since
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		Inception
Inception Date	w/load		load	w/load		load	w/load		load	w/load		w/out load

CLASS Y 12/1/91	N/A		0.97%	N/A		3.52%	N/A		4.61%	N/A		5.25%

CLASS A 12/9/92	(3.27)%	#	0.72%	2.44%	#	3.27%	3.91%	#	4.33%	4.81%	#	5.07%

CLASS B 3/13/96	(4.80)%	†	(0.03)%	2.14%	†	2.48%	N/A		3.72%	N/A		4.23%

CLASS C 3/25/96	(0.98)%	†	(0.02)%	N/A		2.51%	N/A		3.56%	N/A		3.90%

CLASS K 11/23/92	N/A		0.61%	N/A		3.26%	N/A		4.34%	N/A		5.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares based on the fiscal year ended 6/30/08, as adjusted for a change in advisory fees, were 0.94%, 1.21%, 1.97%, 1.96% and 1.14%, respectively, and net expense ratios for Class Y, A, B, C and K Shares were 0.41%, 0.66%, 1.41%, 1.41% and 0.66%, respectively. Munder Capital Management has agreed to reimburse certain expenses of the Fund through at least 10/31/10. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1991-1996 and 2008-2009 calendar years and the Fund’s Class A, B, C and K Shares during the 1992-1996 and 2008-2009 calendar years. Total returns and yields would have been lower if Munder Capital Management had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Hypothetical and Total Returns (continued)

The following graph represents the performance of Class Y Shares of the Munder Tax-Free Short & Intermediate Bond Fund, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Tax-Free Short & Intermediate Bond Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

x

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09
				Barclays Capital
				Municipal	Barclays	Lipper Short-
				Managed	Capital	Intermediate
Class and	With		Without	Money Short	Municipal	Municipal Debt
Inception Date	Load		Load	Term Index*	Blended Index*	Funds Median**

CLASS Y 12/17/92	N/A		$14,613	$15,217	$15,788	$14,180

CLASS A 11/30/92	$13,682	#	14,258	15,217	15,788	14,180

CLASS B 5/16/96	N/A		13,433	15,217	15,788	14,180

CLASS C 7/8/98	N/A		13,221	15,217	15,788	14,180

CLASS K 2/9/87	N/A		14,258	15,217	15,788	14,180

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

*	The Barclays Capital Municipal Managed Money Short Term and Short/Intermediate Indexes are rules-based, market-valued-weighted indexes that include fixed-rate, tax-exempt municipal bonds with at least $7 million outstanding, other than alternative minimum tax bonds and airline, hospital, housing, and tobacco bonds, which have maturities between one and five years or one and ten years, respectively, and which were issued within the last five years in transactions of at least $75 million, are rated at least Aa3/AA— or higher and have at least one year until maturity. The Barclays Capital Municipal Blended Index shown in the graph is a blended index made up of 50% Barclays Capital Municipal Managed Money Short Term Index and 50% Barclays Capital Municipal Managed Money Short/Intermediate Index. Index comparative returns are as of 7/1/99.

**	The Lipper Short-Intermediate Municipal Debt Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 7/1/99.

xi

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/17/92	N/A		6.79%	N/A		3.45%	N/A		3.87%	N/A		4.12%

CLASS A 11/30/92	2.38%	#	6.64%	2.36%	#	3.20%	3.18%	#	3.61%	3.63%	#	3.89%

CLASS B 5/16/96	0.86%	†	5.86%	2.07%	†	2.43%	N/A		3.00%	N/A		3.28%

CLASS C 7/8/98	4.81%	†	5.81%	N/A		2.43%	N/A		2.83%	N/A		2.75%

CLASS K 2/9/87	N/A		6.64%	N/A		3.22%	N/A		3.61%	N/A		4.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/08 were 0.99%, 1.24%, 1.99%, 1.99% and 1.24%, respectively. On 3/1/09, Munder Capital Management began limiting expenses to reduce the net expense ratios for Class Y, A, B, C and K Shares to 0.40%, 0.65%, 1.40%, 1.40% and 0.65%, respectively. Munder Capital Management has agreed to reimburse certain expenses of the Fund through at least 10/31/10. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y, A, B and C Shares during the 1992-1996 and 2009 calendar years and the Fund’s Class K Shares during the 1987-1996 and 2009 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

xii

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xiii

Shareholder Fee Examples (Unaudited)

Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The sections of the tables below entitled “Actual” provide information about actual account values and actual expenses for each class of each Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the Fund and class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Examples for Comparison Purposes

The sections of the tables below entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of either Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in each Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

xiv

Please note that the expenses shown in the tables for the Funds and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

Munder Bond Fund

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$1,017.48	$2.00	0.40%
Class A	$1,000.00	$1,015.13	$3.25	0.65%
Class B	$1,000.00	$1,011.42	$6.98	1.40%
Class C	$1,000.00	$1,012.49	$6.99	1.40%
Class K	$1,000.00	$1,015.11	$3.25	0.65%
Hypothetical
Class Y	$1,000.00	$1,022.81	$2.01	0.40%
Class A	$1,000.00	$1,021.57	$3.26	0.65%
Class B	$1,000.00	$1,017.85	$7.00	1.40%
Class C	$1,000.00	$1,017.85	$7.00	1.40%
Class K	$1,000.00	$1,021.57	$3.26	0.65%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xv

Munder Tax-Free Short & Intermediate Bond Fund

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period(1),(2)	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio(2)

Actual
Class Y	$1,000.00	$1,022.61	$2.91	0.58%
Class A	$1,000.00	$1,022.37	$4.21	0.84%
Class B	$1,000.00	$1,017.65	$8.10	1.62%
Class C	$1,000.00	$1,018.48	$7.86	1.57%
Class K	$1,000.00	$1,022.37	$4.41	0.88%
Hypothetical
Class Y	$1,000.00	$1,021.92	$2.91	0.58%
Class A	$1,000.00	$1,020.63	$4.21	0.84%
Class B	$1,000.00	$1,016.76	$8.10	1.62%
Class C	$1,000.00	$1,017.01	$7.85	1.57%
Class K	$1,000.00	$1,020.43	$4.41	0.88%

(1)	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

(2)	Effective 3/1/09, Munder Capital Management reduced the investment advisory fee for the Fund and contractually agreed to limit the annualized expense ratio of the Fund to 0.40% for Class Y Shares, 0.65% for Class A and K Shares and 1.40% for Class B and C Shares. If this arrangement had been in place during the entire one-half year period ended 6/30/09, expenses paid on an actual $1,000 investment during the period would have been $2.01, $3.26, $7.00, $7.01 and $3.26 for Class Y, A, B, C and K Shares, respectively, and expenses paid on a hypothetical $1,000 investment with a 5% rate of return during the period would have been $2.01, $3.26, $7.00, $7.00 and $3.26 for Class Y, A, B, C and K Shares, respectively.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xvi

Munder Bond Fund

Portfolio of Investments, June 30, 2009

Principal
Amount		Value(a)

ASSET-BACKED SECURITIES — 12.1%
Auto Loans — 4.6%
$5,000,000	Daimler Chrysler Auto Trust, Series 2007-A, Class A4, 5.280% due 03/08/2013	$4,855,629
2,235,000	Ford Credit Auto Owner Trust, Series 2007-A, Class C, 5.800% due 02/15/2013 (b)	1,703,233
1,500,000	Honda Auto Receivables Owner Trust, Series 2009-2, Class A4, 4.430% due 07/15/2015	1,526,406
2,250,000	Wachovia Auto Loan Owner Trust 2006-1, Series 2007-1, Class C, 5.450% due 10/22/2012	1,791,972

		9,877,240

Credit Card — 4.6%
	Capital One Multi-Asset Execution Trust:
600,000	Series 2006-C1, Class C, 0.609% due 03/17/2014 (c)	545,070
3,000,000	Series 2007-C3, Class C3, 0.609% due 04/15/2013 (c)	2,866,990
2,050,000	Series 2008-A3, Class A3, 5.050% due 02/15/2016	2,123,764
1,425,000	Series 2008-A5, Class A5, 4.850% due 02/18/2014	1,481,764
500,000	Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, 0.538% due 01/09/2012 (c)	491,976
2,400,000	MBNA Credit Card Master Note Trust, Series 2004-A7, Class A7, 0.419% due 12/15/2011 (b),(c)	2,399,711

		9,909,275

Home Equity Loans — 0.8%
38,682	Contimortgage Home Equity Trust, Series 1997-2, Pass thru Certificate, Class A9, 7.090% due 04/15/2028	35,850
340,426	Countrywide Asset-Backed Certificates, Series 2003-BC6, Class M5, 3.614% due 04/25/2033 (c)	132,949
49,754	FHLMC Structured Pass Through Securities, Series T-7, Class A6, 7.030% due 08/25/2028 (c),(d),(e)	49,754

See Notes to Financial Statements.

Munder Bond Fund

Portfolio of Investments, June 30, 2009 (continued)

Principal
Amount		Value(a)

ASSET-BACKED SECURITIES (Continued)
Home Equity Loans (Continued)
$410,000	Morgan Stanley ABS Capital I, 2005-HE2, M-2, 0.754% due 01/25/2035 (c)	$192,974
150,000	Park Place Securities Inc, Series 2005-WCH1, Class M2, 0.834% due 01/25/2036 (c)	77,942
3,177,000	Structured Asset Investment Loan Trust, Series 2005-6, Class M1, 0.794% due 07/25/2035 (b),(c)	1,182,597
275,370	Wachovia Asset Securitization Inc, Series 2003-HE1 Trust, Series A1, 0.604% due 03/25/2033 (c)	159,125

		1,831,191

Time Share Receivables — 0.7%
	Marriott Vacation Club Owner Trust:
1,516,215	Series 2004-2A, Class A, 144A, 4.192% due 10/20/2026 (f),(g),(h)	1,247,783
252,703	Series 2004-2A, Class B, 144A, 4.341% due 10/20/2026 (f),(g),(h)	194,173

		1,441,956

Other — 0.0%#
1,930,787	ELM BV, 144A, YNK, 16.609% due 06/20/2013 (c),(d),(e),(f),(g),(i)	9,654

Industrials — 1.4%
3,000,000	CNH Equipment Trust, Series 2009-B, Class A2, 2.400% due 05/16/2011	3,005,205

TOTAL ASSET-BACKED SECURITIES
(Cost $30,885,963)		26,074,521

CORPORATE BONDS AND NOTES — 24.0%
Financials — 15.5%
1,325,000	ACE INA Holdings Inc, 5.900% due 06/15/2019	1,328,118
1,000,000	AEGON Funding Co LLC, 5.750% due 12/15/2020	869,456
2,381,000	Allied Capital Corp, 6.625% due 07/15/2011	1,340,563
2,975,000	Bank of America Corp, 7.625% due 06/01/2019	2,988,271

See Notes to Financial Statements.

Principal
Amount		Value(a)

Financials (Continued)
$1,900,000	Barclays Bank PLC, 6.750% due 05/22/2019	$1,884,367
560,000	Cincinnati Financial Corp, 6.125% due 11/01/2034	389,346
2,195,000	Corp Andina de Fomento, 8.125% due 06/04/2019	2,325,554
2,650,000	International Lease Finance Corp, MTN, 4.375% due 11/01/2009 (b)	2,565,831
4,420,000	Landesbank Baden-Wuerttemberg/New York, MTN, 6.350% due 04/01/2012 (b)	4,575,999
3,110,000	National Rural Utilities Cooperative Finance Corp, 5.450% due 02/01/2018 (b)	3,169,329
100,000	Pemex Finance Ltd, YNK, 9.690% due 08/15/2009	100,659
3,655,000	PNC Funding Corp, 5.625% due 02/01/2017 (b)	3,387,363
3,500,000	Sovereign Bank, 2.415% due 04/01/2014 (b),(c)	2,489,161
2,000,000	StanCorp Financial Group Inc, 6.900% due 06/01/2067 (becomes variable June 2017)	972,744
3,000,000	UBS Preferred Funding Trust II, 7.247% due 06/29/2049 (becomes variable June 2011)	1,783,248
2,760,000	Wachovia Corp, MTN, 5.750% due 02/01/2018	2,710,613
525,000	Wells Fargo Bank NA, 4.750% due 02/09/2015	497,824

		33,378,446

Industrials — 8.3%
620,000	Amkor Technology Inc, 7.750% due 05/15/2013	568,850
3,000,000	AT&T Inc, 5.500% due 02/01/2018	2,995,611
3,400,000	Barrick North America Finance LLC, 6.800% due 09/15/2018	3,716,027
1,552,000	Coca-Cola Enterprises Inc, 8.500% due 02/01/2022	2,016,833

See Notes to Financial Statements.

Munder Bond Fund

Portfolio of Investments, June 30, 2009 (continued)

Principal
Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Industrials (Continued)
$120,000	Freeport-McMoRan Copper & Gold Inc, 8.250% due 04/01/2015	$121,200
1,250,000	General Motors Corp, 7.200% due 01/15/2011 (j)	156,250
1,480,000	Hewlett-Packard Co, 6.125% due 03/01/2014	1,631,367
420,000	Kansas City Southern Railway, 8.000% due 06/01/2015	390,600
2,010,000	Kroger Co/The, 6.800% due 04/01/2011	2,127,909
200,000	Levi Strauss & Co, 9.750% due 01/15/2015	196,500
970,000	Swift Energy Co, 7.625% due 07/15/2011	906,950
1,000,000	Time Warner Cable Inc, 6.750% due 06/15/2039	973,291
1,125,000	Waste Management Inc, 6.375% due 03/11/2015	1,165,548
1,000,000	Westlake Chemical Corp, 6.625% due 01/15/2016	875,000

		17,841,936

Utilities — 0.2%
600,000	Ameren Energy Generating Co, Series F, 7.950% due 06/01/2032	508,202

TOTAL CORPORATE BONDS AND NOTES
(Cost $57,896,736)		51,728,584

MORTGAGE-BACKED SECURITIES — 50.5%
Collateralized Mortgage Obligations (CMO) – Agency — 1.5%
	Fannie Mae REMICS:
214,577	Series 1990-5, Class J, 8.200% due 01/25/2020	238,154
1,420,643	Series 1994-60, Class PJ, 7.000% due 04/25/2024	1,538,642
208,332	Series 2003-63, Class GU, 4.000% due 07/25/2033	212,854
	Freddie Mac REMICS:
144,030	Series 1603, Class J, 6.500% due 07/15/2023	145,675

See Notes to Financial Statements.

Principal
Amount		Value(a)

Collateralized Mortgage Obligations – Agency (Continued)
	Freddie Mac REMICS: (Continued)
$1,082,747	Series 2802, Class NC, 5.000% due 05/15/2028	$1,118,626

		3,253,951

Collateralized Mortgage Obligations (CMO) – Non Agency — 0.4%
233,798	JP Morgan Mortgage Trust, Series 2005-A3, Class 6A1, 4.908% due 06/25/2035 (c)	193,246
809,820	MASTR Alternative Loans Trust, Series 2004-10, Class 3A1, 5.000% due 09/25/2019	716,438

		909,684

Commercial Mortgage-Backed Securities — 12.5%
4,860,060	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR5, Class A2, 4.254% due 07/11/2042 (b)	4,828,275
1,602,670	CS First Boston Mortgage Securities Corp, Series 2000-C1, Class A2, 7.545% due 04/15/2062 (b)	1,637,707
132,495	DLJ Commercial Mortgage Corp, Series 1999-CG3, Class A1B, 7.340% due 10/10/2032 (b)	132,350
	GE Capital Commercial Mortgage Corp:
2,000,000	Series 2003-C2, Class A4, 5.145% due 07/10/2037 (b)	1,889,003
6,662,357	Series 2005-C1, Class A2, 4.353% due 06/10/2048 (b)	6,494,690
1,000,000	JP Morgan Commercial Mortgage Finance Corp, Series 2000-C10, Class B, 7.657% due 08/15/2032 (c)	1,009,948
2,000,000	LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5, 4.853% due 09/15/2031	1,969,984
3,000,000	Morgan Stanley Capital I, Series 2004-HQ4, Class A-6, 4.830% due 04/14/2040 (b)	2,682,846
6,490,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class APB1, 5.831% due 05/15/2043 (b),(c)	6,184,151

		26,828,954

See Notes to Financial Statements.

Munder Bond Fund

Portfolio of Investments, June 30, 2009 (continued)

Principal
Amount		Value(a)

MORTGAGE-BACKED SECURITIES (Continued)
Mortgage Pass-Through Securities — 36.1%
	Fannie Mae:
$3,000,000	4.500% due 04/25/2024 (k),(l)	$3,060,000
11,000,000	5.000% due 04/25/2039 (k),(l)	11,199,375
3,000,000	5.500% due 04/25/2024 (k),(l)	3,138,750
10,500,000	6.000% due 04/25/2039 (k),(l)	10,972,500
3,000,000	6.500% due 04/02/2035 (k),(l)	3,195,000
	Fannie Mae Pool:
110,912	#070225, 7.500% due 08/01/2018	119,493
9,437	#081585, 11.500% due 07/01/2012	9,655
189,740	#100081, 11.500% due 08/20/2016 (b)	210,044
258,546	#250550, 6.500% due 05/01/2026 (b)	278,912
271,504	#251518, 6.000% due 02/01/2013 (b)	288,286
332,919	#251760, 6.000% due 06/01/2013 (b)	354,122
2,276,395	#257043, 6.000% due 01/01/2038 (b)	2,382,434
99,209	#303105, 11.000% due 11/01/2020 (b)	113,335
1,692,861	#386314, 3.790% due 07/01/2013 (b)	1,723,117
111,313	#490365, 3.841% due 12/01/2028 (b),(c)	112,902
1,290,740	#555290, 4.927% due 02/01/2013 (b)	1,357,423
399,424	#725495, 4.842% due 02/01/2034 (b),(c)	412,597
2,832,044	#726182, 5.000% due 07/01/2033 (b)	2,897,425
1,592,045	#735060, 6.000% due 11/01/2034 (b)	1,674,166
1,071,648	#745275, 5.000% due 02/01/2036 (b)	1,094,881
499,078	#767413, 5.500% due 01/01/2034 (b)	517,554
1,184,468	#776836, 6.500% due 08/01/2034 (b)	1,268,514
4,247,116	#780620, 5.500% due 05/01/2034 (b)	4,407,005
415,493	#788520, 5.500% due 07/01/2034 (b)	430,875
344,496	#788908, 6.000% due 08/01/2034 (b)	362,266
486,945	#790362, 4.882% due 08/01/2034 (b),(c)	496,967
1,021,103	#888029, 6.000% due 12/01/2036	1,069,625
385,243	#906281, 5.472% due 01/01/2037 (b),(c)	403,121
600,628	#918160, 5.500% due 05/01/2022 (b)	629,402
631,360	#928206, 6.000% due 04/01/2037 (b)	660,770
1,566,363	#938199, 6.500% due 07/01/2037 (b)	1,670,410
519,485	#956918, 5.500% due 11/01/2037 (b)	537,013
9,332,524	#963774, 5.500% due 06/01/2038	9,646,881
5,612,983	#964258, 5.000% due 07/01/2023	5,816,664
	Freddie Mac Gold Pool:
21,479	#A00813, 9.000% due 10/01/2020	23,766
81,929	#A01048, 8.500% due 02/01/2020	88,563

See Notes to Financial Statements.

Principal
Amount		Value(a)

Mortgage Pass-Through Securities (Continued)
	Freddie Mac Gold Pool: (Continued)
$2,086,648	#A63820, 6.000% due 08/01/2037 (b)	$2,180,262
661,365	#C01501, 5.500% due 03/01/2033 (b)	686,056
106,022	#C30261, 7.500% due 08/01/2029 (b)	114,866
154	#E62394, 7.500% due 09/01/2010	155
66,035	#F70013, 7.000% due 12/01/2011 (b)	68,966
64,635	#G00479, 9.000% due 04/01/2025	71,878
	Freddie Mac Non Gold Pool
418,968	#1B2506, 5.113% due 01/01/2036 (b),(c)	434,696
	Ginnie Mae I Pool:
141,078	#627907, 5.000% due 02/15/2034	144,627
74,822	#780077, 8.000% due 03/15/2025	82,101
51,815	#780584, 7.000% due 06/15/2027	56,457
1,026,523	#781008, 6.000% due 03/15/2029	1,074,008

		77,537,885

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $106,844,542)		108,530,474

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.5%
Government Sponsored Enterprises (GSE) — 3.5%
5,000,000	Federal Home Loan Mortgage Corp, 4.875% due 06/13/2018	5,380,670
700,000	Federal National Mortgage Association, 5.375% due 06/12/2017	780,992
1,260,000	JPMorgan Chase & Co, FDIC Guaranteed, 3.125% due 12/01/2011	1,303,410

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $7,038,105)		7,465,072

U.S. TREASURY OBLIGATIONS — 8.7%
U.S. Treasury Bonds — 2.0%
2,100,000	5.000% due 05/15/2037	2,336,905
1,647,875	3.625% due 04/15/2028, TIPS	2,005,258

		4,342,163

See Notes to Financial Statements.

Munder Bond Fund
 Portfolio of Investments, June 30, 2009 (continued)

Principal
Amount		Value(a)

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes — 6.7%
$6,225,000	2.250% due 05/31/2014	$6,141,336
3,000,000	2.375% due 03/31/2016	2,858,673
5,660,000	3.125% due 05/15/2019	5,474,295

		14,474,304

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,244,107)		18,816,467

INVESTMENT COMPANY SECURITY — 13.8%
(Cost $29,662,107)
29,662,107	State Street Institutional Liquid Reserve Fund (m)	29,662,107

TOTAL INVESTMENTS
(Cost $251,571,560)	112.6%	$242,277,225
OTHER ASSETS AND LIABILITIES (Net)	(12.6)	(27,171,038)

NET ASSETS	100.0%	$215,106,187

#	Amount represents less than 0.05% of net assets.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on level 2 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(b)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts and/or securities purchased on a when-issued or delayed delivery basis.

(c)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2009.

(d)	Security valued at fair value as of June 30, 2009, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2009, these securities represent $59,408, less than 0.05% of net assets.

(e)	Security value was determined based on level 3 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(f)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(g)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered.

(h)	Security subject to restrictions on resale that has been deemed by the Advisor, Munder Capital Management, to be liquid.

See Notes to Financial Statements.

(i)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2009, securities subject to restrictions on resale that have not been deemed to be liquid represent $9,654, less than 0.05% of net assets.

Security	Acquisition Date	Cost

ELM BV, 144A, YNK 16.609% due 06/20/2013	06/13/2006	$1,930,787

(j)	Issuer in default with respect to the payment of principal or interest or has filed for bankruptcy.

The following table represents bonds that are in default:

	Principal	Acquisition	Market
Security	Amount	Cost	Value

General Motors Corp, 7.200% due 01/15/2011	$1,250,000	$1,218,377	$156,250

(k)	Security purchased on a when-issued or delayed delivery basis and may be settled after the customary settlement period.

(l)	Security subject to mortgage dollar roll transaction.

(m)	Security value was determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

ABBREVIATIONS:
FDIC	— Federal Deposit Insurance Corporation
FHLMC	— Federal Home Loan Mortgage Corporation
MTN	— Medium Term Note
REMIC	— Real Estate Mortgage Investment Conduit
TIPS	— Treasury Inflation-Protected Security
YNK	— Yankee Security

See Notes to Financial Statements.

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Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2009

Principal
Amount		Value(a)

MUNICIPAL BONDS AND NOTES — 97.6%
Alabama — 3.0%
$2,000,000	County of Jefferson AL, Sewer Revenue, (FGIC Insured), 5.125% due 02/01/2042 Pre-refunded 08/01/2012	$2,183,900

Arizona — 9.0%
300,000	Arizona School Facilities Board, Series B, (FSA Insured), 5.250% due 09/01/2018 Pre-refunded 09/01/2014	345,597
1,650,000	Maricopa County Unified School District No 69-Paradise Valley, (MBIA Insured), 5.000% due 07/01/2012	1,784,310
1,000,000	Mesa AZ, Utility System Revenue, (FGIC Insured), 5.000% due 07/01/2019 Pre-refunded 07/01/2011	1,079,290
1,800,000	Phoenix Civic Improvement Corp, Refunding, (FGIC Insured), 5.000% due 07/01/2012	1,982,736
1,115,000	Town of Gilbert AZ, Refunding, (FGIC Insured), 5.750% due 07/01/2012	1,246,280

		6,438,213

California — 10.1%
2,000,000	Golden State Tobacco Securitization Corp, Series B, (TCR, FGIC Insured), 5.625% due 06/01/2038 Pre-refunded 06/01/2013	2,246,020
2,500,000	San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, ETM, 3.250% due 01/01/2014(b)	2,219,550
2,000,000	San Jose Evergreen Community College District, Series D, GO, (MBIA Insured), 5.000% due 09/01/2024 Pre-refunded 09/01/2013	2,271,260
475,000	State of California, GO, 5.000% due 08/01/2022	446,034

		7,182,864

Florida — 3.0%
1,000,000	County of Broward FL, Series B, Refunding, GO, 5.000% due 01/01/2021	1,070,420

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2009 (continued)

Principal
Amount		Value(a)

MUNICIPAL BONDS AND NOTES (Continued)
Florida (Continued)
$1,000,000	Fort Lauderdale FL, Water & Sewer Revenue, (MBIA Insured), 4.000% due 03/01/2013	$1,058,850

		2,129,270

Georgia — 5.0%
1,000,000	Fulton County School District, GO, Refunding, 5.250% due 01/01/2013	1,113,200
	State of Georgia, GO:
1,090,000	Series B, 5.500% due 07/01/2012	1,225,367
1,045,000	Series C, 6.250% due 08/01/2013	1,230,717

		3,569,284

Hawaii — 5.0%
	County of Kauai HI, Series A, GO (MBIA Insured):
180,000	4.375% due 08/01/2010 ETM	187,567
1,215,000	4.375% due 08/01/2010	1,256,918
1,875,000	State of Hawaii, Series DB, GO, Refunding, (MBIA Insured), 5.250% due 09/01/2013	2,111,831

		3,556,316

Illinois — 3.0%
1,000,000	City of Chicago IL, Series A, GO, (FSA Insured), 5.000% due 01/01/2024	1,028,420
500,000	Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, (FGIC Insured), 5.500% due 12/15/2024	510,360
500,000	Regional Transportation Authority, Refunding, (FGIC Insured), 6.000% due 06/01/2015	581,165

		2,119,945

Maryland — 3.1%
1,000,000	County of Montgomery MD, GO, Refunding, 5.250% due 10/01/2010	1,056,660

See Notes to Financial Statements.

Principal
Amount		Value(a)

Maryland (Continued)
$1,000,000	State Department of Transportation County MD, Revenue, 5.500% due 02/01/2017	$1,169,620

		2,226,280

Massachusetts — 1.6%
1,000,000	Massachusetts Bay Transportation Authority, Series A, 4.750% due 07/01/2034 Pre-refunded 07/01/2015	1,133,290

Michigan — 5.2%
1,350,000	Ann Arbor School District, School Building & Site, GO, (Q-SBLF), 5.250% due 05/01/2016(c)	1,463,211
850,000	Birmingham City School District, GO, Refunding, 3.000% due 05/01/2011	862,044
425,000	Jenison Public Schools, Refunding, (FGIC Insured), 5.250% due 05/01/2015	466,884
400,000	Michigan State Hospital Finance Authority, Saint John Hospital & Medical Center, Series A, (AMBAC Insured), ETM, 6.000% due 05/15/2010	418,708
500,000	Walled Lake Consolidated School District, GO, (Q-SBLF), 5.750% due 05/01/2014 Pre-refunded 05/01/2010	521,730

		3,732,577

Minnesota — 3.1%
2,175,000	Metropolitan Council-St Paul Metropolitan Area, Series B, GO, 4.100% due 02/01/2011	2,211,931

Nebraska — 1.5%
1,000,000	City of Omaha NE, GO, 4.500% due 12/01/2010	1,049,060

Nevada — 6.8%
1,500,000	County of Clark NV, Series A, GO, Refunding, (AMBAC Insured), 5.000% due 12/01/2014	1,613,655
2,000,000	Las Vegas Valley Water District, Series A, Refunding, (FGIC Insured), 5.000% due 06/01/2015	2,175,360

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2009 (continued)

Principal
Amount		Value(a)

MUNICIPAL BONDS AND NOTES (Continued)
Nevada (Continued)
$1,000,000	Nevada St Water, Series D, Refunding, GO, (MBIA Insured), 5.000% due 07/01/2011	$1,063,770

		4,852,785

New Jersey — 1.6%
1,000,000	State of New Jersey, GO, 5.750% due 05/01/2012	1,115,110

New York — 3.0%
2,000,000	City of New York NY, Series D, (TCR, FGIC Insured), 5.000% due 08/01/2015	2,177,540

North Carolina — 1.0%
650,000	Town of Cary NC, GO, 5.000% due 03/01/2019 Pre-refunded 03/01/2011	706,310

Ohio — 8.2%
	City of Columbus OH:
1,000,000	Series A, GO, 5.000% due 07/01/2013	1,118,050
300,000	Series B, GO, Refunding, 5.000% due 06/15/2016	335,541
1,290,000	Loveland City School District, Refunding School Improvement, (FSA Insured), 5.000% due 12/01/2015	1,446,374
1,725,000	Ohio State Water Development Authority, Water Pollution Control, Series 2003, Refunding, 5.000% due 12/01/2012	1,924,531
1,000,000	Olentangy Local School District, (FSA Insured), 5.625% due 12/01/2027 Pre-refunded 12/01/2010	1,068,180

		5,892,676

Pennsylvania — 1.6%
1,000,000	Montgomery County PA, GO, Series C, 5.000% due 12/15/2018(d)	1,150,210

Rhode Island — 1.6%
1,000,000	Rhode Island State & Providence Plantations, Series A, (MBIA Insured), 5.000% due 02/01/2014	1,117,840

See Notes to Financial Statements.

Principal
Amount		Value(a)

South Carolina — 1.5%
$1,000,000	State of South Carolina, State Institution, Series A, GO, 5.400% due 03/01/2019 Pre-refunded 03/01/2010	$1,042,670

Tennessee — 2.2%
475,000	City of Johnson City TN, Water & Sewer, GO, Refunding, (FGIC Insured), 4.750% due 06/01/2013	525,683
1,000,000	City of Knoxville TN, Waste Water System Revenue, 5.000% due 04/01/2022	1,069,250

		1,594,933

Texas — 10.4%
5,000	City of San Antonio TX, Electric & Gas Revenue, ETM, 5.000% due 02/01/2012	5,475
2,000,000	City of Waco TX, GO, (MBIA Insured), 5.000% due 02/01/2014	2,203,700
1,000,000	County of Williamson TX, Pass-Through Toll, GO, 5.000% due 02/15/2020	1,085,740
625,000	Keller Independent School District/TX, 4.000% due 02/15/2012	660,200
2,000,000	Lancaster Independent School District/TX, GO, (FSA Insured), 5.750% due 02/15/2034 Pre-refunded 02/15/2014	2,312,340
1,000,000	Richardson Independent School District/TX, GO, (PSFG), 3.800% due 02/15/2012	1,059,660
95,000	State of Texas, Water Financial Assistance, Series C, GO, Refunding, 5.000% due 08/01/2018	95,220

		7,422,335

Utah — 1.6%
1,000,000	Box Elder County School District/UT, School Building-School Board Guaranty Program, GO, 5.000% due 07/15/2020	1,117,170

Washington — 3.0%
1,000,000	Benton County School District No 400 Richland/WA, GO, (FSA Insured), 5.000% due 12/01/2012	1,114,260

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund
 Portfolio of Investments, June 30, 2009 (continued)

Principal
Amount		Value(a)

MUNICIPAL BONDS AND NOTES (Continued)
Washington (Continued)
$1,000,000	State of Washington, Motor Vechicle Fuel Tax, Series B, GO, (FGIC Insured), 5.000% due 07/01/2026	$1,025,390

		2,139,650

Wisconsin — 2.5%
1,400,000	Blackhawk Technical College District/WI, (AMBAC Insured), 4.000% due 04/01/2012	1,494,626
250,000	State of Wisconsin, Series 1, GO, Refunding, (MBIA Insured), 5.500% due 05/01/2015	286,295

		1,780,921

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $66,357,794)		69,643,080

Shares

INVESTMENT COMPANY SECURITY — 2.6%
(Cost $1,840,131)
1,840,131	CitiFunds Institutional Tax Free Reserves (e)	1,840,131

TOTAL INVESTMENTS
(Cost $68,197,925)	100.2%	71,483,211
OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(131,368)

NET ASSETS	100.0%	$71,351,843

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on level 2 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(b)	Zero-coupon bond. Rate represents annualized yield at date of purchase.

(c)	Security, of a portion thereof, is pledged or designated on the Fund’s books as collateral for securities purchased on a when-issued or delayed delivery basis.

(d)	Security purchased on a when-issued or delayed delivery basis and may be settled after the customary settlement period.

(e)	Security value was determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

ABBREVIATIONS:
AMBAC	— American Municipal Bond Assurance Corporation
ETM	— Escrow to Maturity
FGIC	— Federal Guaranty Insurance Corporation
FSA	— Financial Security Assurance
GO	— General Obligation Bonds
MBIA	— Municipal Bond Investors Assurance
PSFG	— Permanent School Fund Guaranteed
Q-SBLF	— Qualified School Bond Loan Fund Credit Enhancement
TCR	— Transferable Custodial Receipt

At June 30, 2009, the sector diversification of the Fund was as follows:

	$% of
	Net Assets	Value

MUNICIPAL BONDS AND NOTES:
General Obligation	56.1%	40,015,627
Pre-Refunded/ETM	24.9	17,741,887
Revenue	11.6	8,296,512
Insured	5.0	3,589,054

TOTAL MUNICIPAL BONDS AND NOTES	97.6	69,643,080
INVESTMENT COMPANY SECURITY	2.6	1,840,131

TOTAL INVESTMENTS	100.2	71,483,211
OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(131,368)

NET ASSETS	100.0%	$71,351,843

See Notes to Financial Statements.

Munder Fixed Income Funds

Statements of Assets and Liabilities, June 30, 2009

		Munder Tax-Free
	Munder	Short & Intermediate
	Bond Fund	Bond Fund
ASSETS:
Investments, at value (see accompanying schedule)	$242,277,225	$71,483,211
Cash	—	84
Interest receivable	1,420,884	992,974
Dividends receivable	12,747	743
Receivable from Advisor	72,715	35,921
Receivable for investment securities sold	8,867	1,075,076
Receivable for Fund shares sold	386,933	406,865
Deposits with brokers for futures contracts	313,683	—
Variation margin receivable on open futures contracts	3,037,873	—
Prepaid expenses and other assets	78,979	29,182

Total Assets	247,609,906	74,024,056

LIABILITIES:
Payable for investment securities purchased	—	2,340,989
Payable for when issued and forward delivery securities	31,580,365	—
Payable for Fund shares redeemed	483,150	118,661
Payable for deferred mortgage dollar rolls	41,706	—
Trustees’ fees and expenses payable	165,463	102,413
Investment advisory fees payable	70,487	23,231
Transfer agency/record keeping fees payable	32,882	16,295
Administration fees payable	25,268	9,544
Shareholder servicing fees payable — Class K Shares	21,130	9,393
Distribution and shareholder servicing fees payable — Class A, B and C Shares	11,520	7,928
Custody fees payable	10,220	4,914
Accrued expenses and other payables	61,528	38,845

Total Liabilities	32,503,719	2,672,213

NET ASSETS	$215,106,187	$71,351,843

Investments, at cost	$251,571,560	$68,197,925

See Notes to Financial Statements.

		Munder Tax-Free
	Munder	Short & Intermediate
	Bond Fund	Bond Fund
NET ASSETS consist of:
Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(35,631)	$28,994
Accumulated net realized loss on investments sold	(23,543,323)	(5,291)
Net unrealized appreciation/(depreciation) of investments	(9,184,646)	3,285,286
Paid-in capital	247,869,787	68,042,854

	$215,106,187	$71,351,843

NET ASSETS:
Class A Shares	$18,460,050	$13,986,855

Class B Shares	$3,289,487	$667,481

Class C Shares	$6,066,796	$5,847,205

Class K Shares	$92,417,547	$46,396,964

Class Y Shares	$94,872,307	$4,453,338

SHARES OUTSTANDING:
Class A Shares	2,094,509	1,343,922

Class B Shares	373,269	64,249

Class C Shares	684,286	558,065

Class K Shares	10,473,908	4,458,191

Class Y Shares	10,746,832	427,609

CLASS A SHARES:
Net asset value and redemption price per share	$8.81	$10.41

Maximum sales charge	4.00%	4.00%
Maximum offering price per share	$9.18	$10.84

CLASS B SHARES:
Net asset value and offering price per share*	$8.81	$10.39

CLASS C SHARES:
Net asset value and offering price per share*	$8.87	$10.48

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$8.82	$10.41

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$8.83	$10.41

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Fixed Income Funds

Statements of Operations, For the Year Ended June 30, 2009

		Munder Tax-Free
	Munder	Short & Intermediate
	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest	$12,376,388	$2,411,603
Dividends on securities of unaffiliated companies	37,805	37,039
Dividends on securities of affiliated company	394,760	—
Securities lending, net of borrower rebates	85,819	—
Mortgage dollar roll income	1,267,430	—

Total Investment Income	14,162,202	2,448,642

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	44,299	26,887
Class B Shares	37,064	6,361
Class C Shares	52,324	35,517
Shareholder servicing fees:
Class K Shares	293,737	120,022
Investment advisory fees	1,004,383	306,351
Administration fees	356,502	108,791
Transfer agency/record keeping fees	160,712	63,982
Custody fees	87,689	35,719
Registration and filing fees	55,153	44,985
Legal and audit fees	48,847	46,043
Trustees’ fees and expenses	33,141	34,390
Other	131,753	49,505

Total Expenses	2,305,604	878,553
Expenses reimbursed by Advisor	(873,804)	(135,399)

Net Expenses	1,431,800	743,154

NET INVESTMENT INCOME	12,730,402	1,705,488

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	(11,973,228)	(7,255)
Futures contracts	2,687,299	—
Credit default swap contracts	133,613	—
Net change in unrealized appreciation/(depreciation) of:
Securities	(2,874,617)	2,351,240
Futures contracts	(466,603)	—
Credit default swap contracts	(114,302)	—

Net realized and unrealized gain/(loss) on investments	(12,607,838)	2,343,985

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$122,564	$4,049,473

See Notes to Financial Statements.

Munder Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Net investment income	$12,730,402	$3,212,020
Net realized gain/(loss) from security transactions, futures contracts and credit default swap contracts	(9,152,316)	719,922
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and credit default swap contracts	(3,455,522)	2,777,392

Net increase in net assets resulting from operations	122,564	6,709,334
Dividends to shareholders from net investment income:
Class A Shares	(926,294)	(512,462)
Class B Shares	(168,123)	(126,754)
Class C Shares	(236,290)	(97,569)
Class K Shares	(6,075,912)	(1,441,084)
Class Y Shares	(5,809,746)	(2,202,716)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	1,176,342	7,604,470
Class B Shares	(197,963)	289,891
Class C Shares	2,213,457	2,404,208
Class K Shares	(54,584,231)	124,902,517
Class Y Shares	(27,253,366)	79,130,926

Net increase/(decrease) in net assets	(91,739,562)	216,660,761
NET ASSETS:
Beginning of year	306,845,749	90,184,988

End of year	$215,106,187	$306,845,749

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(35,631)	$36,981

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Net investment income	$1,705,488	$2,144,336
Net realized gain/(loss) from security transactions	(7,255)	584,446
Net change in net unrealized appreciation/(depreciation) of securities	2,351,240	958,928

Net increase in net assets resulting from operations	4,049,473	3,687,710
Dividends to shareholders from net investment income:
Class A Shares	(290,569)	(223,457)
Class B Shares	(12,294)	(11,992)
Class C Shares	(70,838)	(47,467)
Class K Shares	(1,262,961)	(1,772,050)
Class Y Shares	(85,598)	(85,358)
Distributions to shareholders from net realized gains:
Class A Shares	(59,634)	(2,037)
Class B Shares	(3,758)	(150)
Class C Shares	(18,523)	(586)
Class K Shares	(319,141)	(16,390)
Class Y Shares	(17,605)	(765)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	4,633,905	1,263,930
Class B Shares	102,943	(102,388)
Class C Shares	3,307,950	(51,742)
Class K Shares	(7,533,166)	(35,351,864)
Class Y Shares	1,608,055	(462,368)

Net increase/(decrease) in net assets	4,028,239	(33,176,974)
NET ASSETS:
Beginning of year	67,323,604	100,500,578

End of year	$71,351,843	$67,323,604

Undistributed net investment income	$28,994	$26,567

See Notes to Financial Statements.

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Munder Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Amount
Class A Shares:
Sold*	$9,451,967	$3,737,496
Issued as reinvestment of dividends	642,475	342,928
Proceeds received in merger	—	6,989,236
Redeemed	(8,918,100)	(3,465,190)

Net increase	$1,176,342	$7,604,470

Class B Shares:
Sold	$2,044,205	$790,443
Issued as reinvestment of dividends	104,343	67,423
Proceeds received in merger	—	827,915
Redeemed*	(2,346,511)	(1,395,890)

Net increase/(decrease)	$(197,963)	$289,891

Class C Shares:
Sold	$4,764,829	$2,754,578
Issued as reinvestment of dividends	135,382	46,001
Proceeds received in merger	—	1,020,199
Redeemed	(2,686,754)	(1,416,570)

Net increase	$2,213,457	$2,404,208

Class K Shares:
Sold	$6,349,602	$3,331,856
Issued as reinvestment of dividends	505,021	399,044
Proceeds received in merger	—	132,771,734
Redeemed	(61,438,854)	(11,600,117)

Net increase/(decrease)	$(54,584,231)	$124,902,517

Class Y Shares:
Sold	$6,446,054	$7,875,143
Issued as reinvestment of dividends	3,663,497	925,454
Proceeds received in merger	—	86,520,808
Redeemed	(37,362,917)	(16,190,479)

Net increase/(decrease)	$(27,253,366)	$79,130,926

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Shares
Class A Shares:
Sold*	1,066,541	401,084
Issued as reinvestment of dividends	73,188	36,955
Issued in exchange for proceeds received in merger	—	765,943
Redeemed	(1,010,388)	(371,957)

Net increase	129,341	832,025

Class B Shares:
Sold	232,084	84,825
Issued as reinvestment of dividends	11,910	7,267
Issued in exchange for proceeds received in merger	—	90,760
Redeemed*	(267,751)	(150,307)

Net increase/(decrease)	(23,757)	32,545

Class C Shares:
Sold	533,989	292,934
Issued as reinvestment of dividends	15,375	4,924
Issued in exchange for proceeds received in merger	—	111,193
Redeemed	(303,651)	(151,573)

Net increase	245,713	257,478

Class K Shares:
Sold	722,258	357,708
Issued as reinvestment of dividends	57,377	42,982
Issued in exchange for proceeds received in merger	—	14,534,399
Redeemed	(6,911,648)	(1,247,628)

Net increase/(decrease)	(6,132,013)	13,687,461

Class Y Shares:
Sold	725,188	845,542
Issued as reinvestment of dividends	415,828	99,728
Issued in exchange for proceeds received in merger	—	9,467,208
Redeemed	(4,211,067)	(1,750,225)

Net increase/(decrease)	(3,070,051)	8,662,253

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Amount
Class A Shares:
Sold*	$8,632,382	$2,319,316
Issued as reinvestment of dividends and distributions	201,824	115,354
Redeemed	(4,200,301)	(1,170,740)

Net increase	$4,633,905	$1,263,930

Class B Shares:
Sold	$383,327	$90,192
Issued as reinvestment of dividends and distributions	9,203	5,452
Redeemed*	(289,587)	(198,032)

Net increase/(decrease)	$102,943	$(102,388)

Class C Shares:
Sold	$4,070,091	$304,882
Issued as reinvestment of dividends and distributions	40,712	20,114
Redeemed	(802,853)	(376,738)

Net increase/(decrease)	$3,307,950	$(51,742)

Class K Shares:
Sold	$6,571,237	$2,780,002
Issued as reinvestment of dividends and distributions	6,543	5,372
Redeemed	(14,110,946)	(38,137,238)

Net decrease	$(7,533,166)	$(35,351,864)

Class Y Shares:
Sold	$2,138,904	$65,322
Issued as reinvestment of dividends and distributions	72,608	63,045
Redeemed	(603,457)	(590,735)

Net increase/(decrease)	$1,608,055	$(462,368)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Shares
Class A Shares:
Sold*	827,154	226,994
Issued as reinvestment of dividends and distributions	19,620	11,375
Redeemed	(406,605)	(115,797)

Net increase	440,169	122,572

Class B Shares:
Sold	37,457	8,748
Issued as reinvestment of dividends and distributions	896	539
Redeemed*	(28,114)	(19,505)

Net increase/(decrease)	10,239	(10,218)

Class C Shares:
Sold	389,291	29,465
Issued as reinvestment of dividends and distributions	3,926	1,973
Redeemed	(78,640)	(37,033)

Net increase/(decrease)	314,577	(5,595)

Class K Shares:
Sold	630,203	273,949
Issued as reinvestment of dividends and distributions	639	530
Redeemed	(1,366,540)	(3,769,376)

Net decrease	(735,698)	(3,494,897)

Class Y Shares:
Sold	203,837	6,463
Issued as reinvestment of dividends and distributions	7,061	6,214
Redeemed	(58,431)	(58,724)

Net increase/(decrease)	152,467	(46,047)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$9.22		$9.24		$9.12	$9.65	$9.47

Income/(loss) from investment operations:
Net investment income	0.44		0.32		0.42	0.35	0.33
Net realized and unrealized gain/(loss) on investments	(0.39)		0.11		0.14	(0.48)	0.26

Total from investment operations	0.05		0.43		0.56	(0.13)	0.59

Less distributions:
Dividends from net investment income	(0.46)		(0.45)		(0.44)	(0.40)	(0.41)

Total distributions	(0.46)		(0.45)		(0.44)	(0.40)	(0.41)

Net asset value, end of period	$8.81		$9.22		$9.24	$9.12	$9.65

Total return(c)	0.72%		4.70%		6.24%	(1.41)%	6.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,460		$18,126		$10,468	$14,038	$5,239
Ratio of operating expenses to average net assets	0.65%		1.20%		1.28%	1.33%	1.42%
Ratio of net investment income to average net assets	4.95%		3.46%		4.55%	3.77%	3.39%
Portfolio turnover rate	154	%(d)	272	%(d)	55%	68%	79%
Ratio of operating expenses to average net assets without expense reimbursements	1.00%		1.28%		1.28%	1.33%	1.42%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on December 9, 1992 and March 13, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rates including mortgage dollar roll transactions were 292% and 226% for the years ended June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

B Shares
Year		Year		Year	Year	Year
Ended		Ended		Ended	Ended	Ended
6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)

$9.22		$9.24		$9.12	$9.65	$9.48

0.37		0.25		0.35	0.28	0.25

(0.38)		0.11		0.14	(0.48)	0.26

(0.01)		0.36		0.49	(0.20)	0.51

(0.40)		(0.38)		(0.37)	(0.33)	(0.34)

(0.40)		(0.38)		(0.37)	(0.33)	(0.34)

$8.81		$9.22		$9.24	$9.12	$9.65

(0.03)%		3.92%		5.44%	(2.15)%	5.42%

$3,289		$3,662		$3,367	$3,803	$3,498

1.40%		1.97%		2.03%	2.09%	2.17%

4.22%		2.71%		3.80%	2.97%	2.64%
154	%(d)	272	%(d)	55%	68%	79%

1.76%		2.04%		2.03%	2.09%	2.17%

See Notes to Financial Statements.

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$9.28		$9.29		$9.17	$9.70	$9.52

Income/(loss) from investment operations:
Net investment income	0.37		0.25		0.36	0.29	0.26
Net realized and unrealized gain/(loss) on investments	(0.38)		0.12		0.13	(0.49)	0.26

Total from investment operations	(0.01)		0.37		0.49	(0.20)	0.52

Less distributions:
Dividends from net investment income	(0.40)		(0.38)		(0.37)	(0.33)	(0.34)

Total distributions	(0.40)		(0.38)		(0.37)	(0.33)	(0.34)

Net asset value, end of period	$8.87		$9.28		$9.29	$9.17	$9.70

Total return(c)	(0.02)%		4.01%		5.41%	(2.13)%	5.50%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,067		$4,068		$1,682	$1,620	$523
Ratio of operating expenses to average net assets	1.40%		1.94%		2.03%	2.09%	2.17%
Ratio of net investment income to average net assets	4.17%		2.70%		3.80%	3.02%	2.64%
Portfolio turnover rate	154	%(d)	272	%(d)	55%	68%	79%
Ratio of operating expenses to average net assets without expense reimbursements	1.76%		2.03%		2.03%	2.09%	2.17%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on March 25, 1996 and November 23, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rates including mortgage dollar roll transactions were 292% and 226% for the years ended June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

K Shares
Year		Year		Year	Year	Year
Ended		Ended		Ended	Ended	Ended
6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)

$9.23		$9.25		$9.13	$9.66	$9.48

0.44		0.33		0.42	0.35	0.33

(0.39)		0.10		0.14	(0.48)	0.26

0.05		0.43		0.56	(0.13)	0.59

(0.46)		(0.45)		(0.44)	(0.40)	(0.41)

(0.46)		(0.45)		(0.44)	(0.40)	(0.41)

$8.82		$9.23		$9.25	$9.13	$9.66

0.61%		4.80%		6.23%	(1.41)%	6.32%

$92,418		$153,352		$26,987	$32,965	$9,786

0.65%		1.11%		1.28%	1.34%	1.42%

5.00%		3.42%		4.55%	3.77%	3.39%
154	%(d)	272	%(d)	55%	68%	79%

1.00%		1.21%		1.28%	1.34%	1.42%

See Notes to Financial Statements.

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	6/30/09(b)		6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$9.24		$9.25		$9.13	$9.66	$9.49

Income/(loss) from investment operations:
Net investment income	0.46		0.35		0.45	0.37	0.35
Net realized and unrealized gain/(loss) on investments	(0.38)		0.11		0.14	(0.48)	0.25

Total from investment operations	0.08		0.46		0.59	(0.11)	0.60

Less distributions:
Dividends from net investment income	(0.49)		(0.47)		(0.47)	(0.42)	(0.43)

Total distributions	(0.49)		(0.47)		(0.47)	(0.42)	(0.43)

Net asset value, end of period	$8.83		$9.24		$9.25	$9.13	$9.66

Total return(c)	0.97%		5.06%		6.49%	(1.16)%	6.48%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$94,872		$127,638		$47,681	$23,006	$17,622
Ratio of operating expenses to average net assets	0.40%		0.92%		1.02%	1.11%	1.17%
Ratio of net investment income to average net assets	5.24%		3.70%		4.81%	3.99%	3.65%
Portfolio turnover rate	154	%(d)	272	%(d)	55%	68%	79%
Ratio of operating expenses to average net assets without expense reimbursements	0.75%		1.01%		1.02%	1.11%	1.17%

(a)	Class Y Shares of the Fund commenced operations on December 1, 1991.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated.

(d)	The portfolio turnover rates including mortgage dollar roll transactions were 292% and 226% for the years ended June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

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Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05

Net asset value, beginning of period	$10.09	$9.94		$9.96	$10.32	$10.32

Income/(loss) from investment operations:
Net investment income	0.28	0.27		0.29	0.29	0.30
Net realized and unrealized gain/(loss) on investments	0.38	0.16		(0.01)	(0.34)	(0.01)

Total from investment operations	0.66	0.43		0.28	(0.05)	0.29

Less distributions:
Dividends from net investment income	(0.27)	(0.28)		(0.30)	(0.31)	(0.29)
Distributions from net realized gains	(0.07)	(0.00	)(c)	—	—	—

Total distributions	(0.34)	(0.28)		(0.30)	(0.31)	(0.29)

Net asset value, end of period	$10.41	$10.09		$9.94	$9.96	$10.32

Total return(d)	6.64%	4.35%		2.80%	(0.53)%	2.86%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$13,987	$9,119		$7,769	$12,865	$9,620
Ratio of operating expenses to average net assets	1.04%	1.24%		1.14%	1.11%	0.87%
Ratio of net investment income to average net assets	2.66%	2.69%		2.93%	2.82%	2.85%
Portfolio turnover rate	22%	0%		2%	9%	10%
Ratio of operating expenses to average net assets without expense reimbursements	1.29%	1.24%		1.14%	1.11%	1.06%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on November 30, 1992 and May 16, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

B Shares
Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05

$10.07	$9.93		$9.95	$10.30	$10.30

0.19	0.20		0.22	0.21	0.21

0.40	0.14		(0.02)	(0.33)	0.00 (c)

0.59	0.34		0.20	(0.12)	0.21

(0.20)	(0.20)		(0.22)	(0.23)	(0.21)
(0.07)	(0.00	)(c)	—	—	—

(0.27)	(0.20)		(0.22)	(0.23)	(0.21)

$10.39	$10.07		$9.93	$9.95	$10.30

5.86%	3.48%		2.04%	(1.18)%	2.09%

$667	$544		$638	$1,317	$2,394

1.83%	1.99%		1.89%	1.85%	1.62%

1.88%	1.95%		2.17%	2.04%	2.08%
22%	0%		2%	9%	10%

2.04%	1.99%		1.89%	1.85%	1.81%

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05

Net asset value, beginning of period	$10.16	$10.01		$10.03	$10.39	$10.38

Income/(loss) from investment operations:
Net investment income	0.20	0.20		0.22	0.21	0.22
Net realized and unrealized gain/(loss) on investments	0.39	0.15		(0.02)	(0.34)	0.00 (c)

Total from investment operations	0.59	0.35		0.20	(0.13)	0.22

Less distributions:
Dividends from net investment income	(0.20)	(0.20)		(0.22)	(0.23)	(0.21)
Distributions from net realized gains	(0.07)	(0.00	)(c)	—	—	—

Total distributions	(0.27)	(0.20)		(0.22)	(0.23)	(0.21)

Net asset value, end of period	$10.48	$10.16		$10.01	$10.03	$10.39

Total return(d)	5.81%	3.55%		2.02%	(1.27)%	2.17%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,847	$2,473		$2,494	$3,707	$4,178
Ratio of operating expenses to average net assets	1.77%	1.99%		1.89%	1.86%	1.62%
Ratio of net investment income to average net assets	1.93%	1.95%		2.18%	2.06%	2.08%
Portfolio turnover rate	22%	0%		2%	9%	10%
Ratio of operating expenses to average net assets without expense reimbursements	2.04%	1.99%		1.89%	1.86%	1.81%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on July 8, 1998 and February 9, 1987, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

K Shares
Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/09	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05

$10.09	$9.94		$9.96	$10.32	$10.31

0.27	0.27		0.29	0.28	0.30

0.39	0.16		(0.01)	(0.33)	0.00 (c)

0.66	0.43		0.28	(0.05)	0.30

(0.27)	(0.28)		(0.30)	(0.31)	(0.29)
(0.07)	(0.00	)(c)	—	—	—

(0.34)	(0.28)		(0.30)	(0.31)	(0.29)

$10.41	$10.09		$9.94	$9.96	$10.32

6.64%	4.35%		2.80%	(0.53)%	2.96%

$46,397	$52,408		$86,404	$117,980	$145,878

1.11%	1.24%		1.14%	1.10%	0.87%

2.61%	2.71%		2.93%	2.81%	2.86%
22%	0%		2%	9%	10%

1.30%	1.24%		1.14%	1.10%	1.06%

See Notes to Financial Statements.

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05

Net asset value, beginning of period	$10.10	$9.95	$9.97	$10.33	$10.32

Income/(loss) from investment operations:
Net investment income	0.30	0.30	0.32	0.31	0.32
Net realized and unrealized gain/(loss) on investments	0.38	0.15	(0.02)	(0.34)	0.01

Total from investment operations	0.68	0.45	0.30	(0.03)	0.33

Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.32)	(0.33)	(0.32)
Distributions from net realized gains	(0.07)	0.00 (c)	—	—	—

Total distributions	(0.37)	(0.30)	(0.32)	(0.33)	(0.32)

Net asset value, end of period	$10.41	$10.10	$9.95	$9.97	$10.33

Total return(d)	6.79%	4.60%	3.05%	(0.28)%	3.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,453	$2,779	$3,196	$2,930	$2,897
Ratio of operating expenses to average net assets	0.81%	0.99%	0.89%	0.86%	0.62%
Ratio of net investment income to average net assets	2.89%	2.95%	3.18%	3.06%	3.12%
Portfolio turnover rate	22%	0%	2%	9%	10%
Ratio of operating expenses to average net assets without expense reimbursements	1.04%	0.99%	0.89%	0.86%	0.81%

(a)	Class Y Shares of the Fund commenced operations on December 17, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the following series of MST: Munder Bond Fund (the “Bond Fund”) and Munder Tax-Free Short & Intermediate Bond Fund (the “Tax-Free Fund”) (each, a “Fund” and collectively, the “Fixed Income Funds”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is classified as a diversified management investment company under the 1940 Act. The Bond Fund’s primary goal is to provide a high level of current income. Its secondary goal is capital appreciation. The Tax-Free Fund’s goal is to provide a competitive level of current interest income exempt from regular federal income taxes and a total return which, over time, exceeds the return provided by tax-free money market instruments. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

Each of the Fixed Income Funds has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in each Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On June 13, 2008, the Bond Fund acquired all of the assets and assumed all of the liabilities of the Munder Intermediate Bond Fund (“Intermediate Bond Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the Intermediate Bond Fund. The Agreement and Plan of

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2009 (continued)

Reorganization was approved by the Board of Trustees of MST on May 13, 2008.

Number of shares outstanding of the Intermediate Bond Fund prior to merger:
Class A	781,940
Class B	92,955
Class C	114,007
Class K	14,885,740
Class Y	9,693,869

Number of shares of the Bond Fund issued for shares of the Intermediate Bond Fund:
Class A	765,943
Class B	90,760
Class C	111,193
Class K	14,534,399
Class Y	9,467,208
Unrealized depreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Intermediate Bond Fund	$(7,436,190)

There were no undistributed income or gain amounts unpaid prior to the merger of the Intermediate Bond Fund.

	Prior to Merger	After Merger

Net assets of Intermediate Bond Fund
Class A	$6,989,236	$—
Class B	827,915	—
Class C	1,020,199	—
Class K	132,771,734	—
Class Y	86,520,808	—
Net assets of the Bond Fund
Class A	10,523,640	17,512,876
Class B	2,863,404	3,691,319
Class C	3,104,580	4,124,779
Class K	20,269,970	153,041,704
Class Y	42,121,256	128,642,064

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2009 (continued)

significant accounting policies followed by each Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Fixed income securities, including derivative securities such as interest rate and credit default swap contracts, are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less, if any, also may be valued on an amortized cost basis, which approximates current market value. Futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange, but may be valued at the mean of the bid and asked price where there are no sales. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last available price, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by a Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

The following is a summary of the inputs used to value the Bond Fund’s investments as of June 30, 2009:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$29,662,107	$109,689
Level 2 — Other Significant Observable Inputs	212,555,710	—
Level 3 — Significant Unobservable Inputs	59,408	—

Total	$242,277,225	$109,689

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/depreciation on the instrument.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector.

The following is a reconciliation of the Bond Fund’s assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Investments in
Securities
Balance as of 6/30/2008	$572,750
Transfers in and/or out of Level 3	79,556
Net purchases/(sales)	(30,428)
Accrued discounts/(premiums)	(2,908)
Realized gains/(losses)	(561,125)
Change in unrealized appreciation/(depreciation)	1,563

Balance as of 06/30/2009	$59,408

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$(439,328)

The following is a summary of the inputs used to value the Tax-Free Fund’s investments as of June 30, 2009:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$1,840,131
Level 2 — Other Significant Observable Inputs	69,643,080
Level 3 — Significant Unobservable Inputs	—

Total	$71,483,211

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2009 (continued)

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by state.

Futures Contracts: The Fixed Income Funds are subject to interest rate risk and credit risk in the normal course of pursuing their investment objectives. The Bond Fund may enter into futures contracts for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), to gain exposure to an investment in a manner other than investing in the asset directly, or for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another). A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on fluctuations of the value of the contract. The daily changes in futures contracts are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from a futures contract when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Credit Default Swap Contracts: The Fixed Income Funds are subject to credit risk in the normal course of pursuing their investment objectives. The Bond Fund may buy or sell credit default swap (“CDS”) contracts for the purpose of hedging the risk of default on portfolio securities or generating income. CDS contracts involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Up-front payments made or received by a Fund are capitalized until such time that the contract is closed. The income/(cost) of CDS contracts is accrued daily and is recorded as unrealized appreciation/(depreciation) on credit default swap contracts until payment is received/(made), at which time the unrealized

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2009 (continued)

appreciation/(depreciation) is reclassified to realized gain/(loss) on credit default swap contracts. In addition, CDS contracts are marked to market daily with changes in market value recorded as unrealized appreciation/(depreciation) on credit default swap contracts. If a default event occurs with respect to the underlying debt obligation, the Fund will record a realized gain/(loss) on credit default swap contracts equal to the payment received/(made), net of unrealized appreciation/(depreciation) on credit default swap contracts and/or the value of securities exchanged.

As a buyer in a CDS contract, a Fund is exposed to the risk that the counterparties to the contracts will be unable to meet the terms of their contracts. As a seller in a CDS contract, in order to “cover” its commitment under the contract, a Fund will enter into an offsetting position or instruct the custodian to designate as collateral on the Fund’s books cash or liquid assets equal to the aggregate notional value of the underlying debt obligation. The counterparty to the CDS contract may require that the Fund deposit cash or pledge collateral to offset market value depreciation of the contract until such time as the contract is closed. As of June 30, 2009, the Fund had no open CDS contracts.

Mortgage Dollar Rolls: The Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security with a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition. Income is generated as consideration for entering into these transactions and is included in income in the Fund’s Statement of Operations. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

Loans of Portfolio Securities: The Bond Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2009 (continued)

not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited. As of June 30, 2009, the Bond Fund did not have any portfolio securities on loan.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Expenses of the Munder Funds are allocated to each Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of each Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. Each Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its when-issued purchase commitments.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by each Fund. Each Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

expense in the accompanying Statement of Operations. Neither Fund incurred any such interest or penalties during the year ended June 30, 2009.

The Fixed Income Funds are not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

New Accounting Pronouncements: The Fixed Income Funds adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Adoption did not materially impact the amounts reported in the financial statements.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165“) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Bond Fund a fee, computed and payable daily at an annual rate of 0.40% of the value of its average daily net assets. The Advisor is also entitled to receive a fee from the Tax-Free Fund, computed and payable daily at an annual rate of 0.40% of the value of its average daily net assets. Prior to March 1, 2009, the Advisor was entitled to receive from the Tax-Free Fund a fee, computed and payable daily at an annual rate of 0.50% on the first $200 million of its average daily net assets; and 0.40% on net assets exceeding $200 million. During the year ended June 30, 2009, the Tax-Free Fund paid an annual effective rate of 0.47% for advisory services.

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2009 (continued)

Pursuant to a written Expense Limitation Agreement with the Bond Fund and, effective March 1, 2009, the Tax-Free Fund, the Advisor agreed to waive fees or reimburse certain expenses of each of the Bond Fund and the Tax-Free Fund to the extent necessary to maintain each Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 0.65% for Class A and Class K Shares, 1.40% for Class B and Class C Shares, and 0.40% for Class Y Shares (collectively, “Target Operating Expenses”). For the year ended June 30, 2009, the Advisor reimbursed expenses on behalf of the Bond Fund and Tax-Free Fund pursuant to the Expense Limitation Agreement totaling $873,804 and $135,399, respectively.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from each Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of each Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $356,502 and $108,791 before payment of sub-administration fees and $236,873 and $68,512 after payment of sub-administration fees for its administrative services to the Bond Fund and Tax-Free Fund, respectively. During the year ended June 30, 2009, the Bond Fund and Tax-Free Fund paid an annual effective rate of 0.1420% and 0.1651%, respectively, for administrative services.

During the period through April 22, 2009, the Bond Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Bond Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

the Bond Fund. For the year ended June 30, 2009, in connection with the Bond Fund’s investments in the Money Market Fund, the Advisor earned $47,546 in advisory fees before waivers and reimbursements ($3,341 after waivers and expense reimbursements) and $20,633 in administration fees.

As of June 30, 2009, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of each Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of each Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $20,436 and $5,150 for its administrative, record keeping and other related services provided to the Bond Fund and Tax-Free Fund, respectively, for the year ended June 30, 2009.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fixed Income Funds under the Plan. For the year ended June 30, 2009, the Bond Fund and Tax-Free Fund paid $292,560 and $119,517, respectively, to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders. In addition, the Bond Fund paid $159 to Comerica Securities for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments, U.S. government securities and mortgage dollar rolls for the Bond Fund were $55,832,975 and $79,132,216, respectively, for the year ended June 30, 2009. Cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments for the Bond Fund were $355,649,789 and $368,851,162, respectively, for the year ended June 30, 2009. Cost of purchases and proceeds from sales of mortgage dollar rolls for the Bond Fund were $369,808,856 and $402,150,515,respectively.

At June 30, 2009, for the Bond Fund, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $4,157,396, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $18,932,408 and net depreciation for Federal income tax purposes was $14,775,012. At June 30, 2009, aggregate cost for Federal income tax purposes for the Bond Fund was $257,052,237.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

The Fixed Income Funds are required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. During the year ended June 30, 2009, the Tax-Free Fund did not engage in derivative transactions. The fair value of derivative instruments held by the Bond Fund as of June 30, 2009 is as follows:

	Asset Derivatives		Liability Derivatives
	Balance Sheet	Fair	Balance Sheet	Fair
Derivatives	Location	Value	Location	Value

Interest Rate Contracts (Futures)	Net Assets – Unrealized Appreciation	$136,745*	Net Assets – Unrealized Depreciation	$(27,056)*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only includes the current day’s variation margin and/or deposits with brokers.

For the year ended June 30, 2009, the Bond Fund had the following derivative activity:

		Net Change in Unrealized
	Net Realized Gain	Appreciation/(Depreciation)
Derivatives	Recognized in Income	Recognized in Income

Interest Rate Contracts (Futures)	$2,687,299	$(466,603)
Credit Contracts (CDS)	133,613	(114,302)

At June 30, 2009, the Bond Fund had the following open financial futures contracts:

				Gross
		Notional	Market	Unrealized
		Value	Value	Appreciation/
	Contracts	of Contracts	of Contracts	(Depreciation)

U.S. Treasury Bonds, September 2009 (long position)	50	$5,781,224	$5,917,969	$136,745
U.S. Treasury Notes, September 2009 (long position)	80	9,204,556	9,177,500	(27,056)

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities for the Tax-Free Fund were $17,464,084 and $13,997,774, respectively, for the period ended June 30, 2009.

At June 30, 2009, for the Tax-Free Fund, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $3,256,723, aggregate gross unrealized depreciation for all securities

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

for which there was an excess of tax cost over value was $30,096 and net appreciation for Federal income tax purposes was $3,226,627. At June 30, 2009, aggregate cost for Federal income tax purposes for the Tax-Free Fund was $68,256,584.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with a Fund. During the year ended June 30, 2009, the Bond Fund held the following security, which could be deemed to be issued by an affiliated company:

								Realized
	Value at	Purchased		Sold		Value at	Dividend	Gain/
	6/30/08	Cost	Shares	Cost	Shares	06/30/09	Income	(Loss)

Institutional Money Market Fund	$52,376,033	$135,758,985	135,758,985	$188,135,018	188,135,018	$—	$394,760	$—

7.	Investment Concentration

As of June 30, 2009, more than 50% of the Bond Fund’s net assets were invested in mortgage-backed securities, which are subject to higher prepayment risk than corporate bonds and notes, particularly during periods of declining interest rates.

8.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fixed Income Funds, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties, of each Fixed Income Fund for which a loan is extended. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties, of each Fixed Income Fund for which a loan was extended. Interest was payable on outstanding borrowings at the federal funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, neither Fixed

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

Income Fund utilized the revolving line of credit. For the year ended June 30, 2009, total commitment fees incurred by the Bond Fund and Tax-Free Fund were $3,560 and $859, respectively.

9.	Indemnification Obligations

Each Fund has a variety of indemnification obligations under contracts with its service providers. Each Fund’s maximum exposure under these arrangements is unknown. However, neither Fixed Income Fund has had prior claims or losses pursuant to these contracts and each expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. A Fund also may utilize earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences for the Bond Fund resulting primarily from paydown gains and losses, premium amortization, credit default swap gains and losses, defaulted bonds, mortgage dollar roll adjustments and expired capital loss carryovers, and permanent differences for the Tax-Free Fund resulting primarily from differing book and tax treatments for amortization, were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain/(Loss)	Paid-in Capital

Bond Fund	$413,351	$1,612,080	$(2,025,431)
Tax-Free Fund	$19,199	$(19,199)	$—

During the years ended June 30, 2009 and June 30, 2008, dividends of $13,216,365 and $4,380,585 were paid to shareholders of the Bond Fund from ordinary income on a tax basis.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

The tax character of dividends and distributions paid to shareholders of the Tax-Free Fund during the years ended June 30, 2009 and June 30, 2008 was as follows:

	Tax-Exempt	Ordinary	Long-Term
	Income	Income	Capital Gains	Total

June 30, 2009	$1,710,214	$12,046	418,661	$2,140,921
June 30, 2008	2,125,284	15,040	19,928	2,160,252

At June 30, 2009, the components of distributable earnings on a tax basis for the Bond Fund were as follows:

Post
October	Capital Loss	Unrealized
Loss	Carryover	Depreciation	Total

$(7,295,121)	$(10,616,336)	$(14,775,012)	$(32,686,469)

The differences between book and tax distributable earnings for the Bond Fund were primarily due to premium amortization adjustments, wash sales, mark-to-market adjustments on futures contracts, mortgage dollar roll adjustments, defaulted bond income accruals and deferred trustees’ fees.

At June 30, 2009, the components of distributable earnings on a tax basis for the Tax-Free Fund were as follows:

Undistributed
Tax-Exempt	Undistributed	Unrealized
Income	Capital Gains	Appreciation	Total

$67,140	$53,369	$3,226,627	$3,347,136

The differences between book and tax distributable earnings for the Tax-Free Fund were primarily due to premium amortization and deferred trustees’ fees.

As determined at June 30, 2009, the Bond Fund had available for Federal income tax purposes $10,616,336 of unused capital losses of which $527,926, $738,710, $1,165,532, $3,287,615 and $4,896,553 expire in 2010, 2011, 2012, 2013 and 2014, respectively.

In addition, $8,643,356 of the Bond Fund’s losses expiring in 2012, 2013 and 2014 may be further limited as these amounts were acquired in the reorganization of the Intermediate Bond Fund that occurred on June 13, 2008.

The Bond Fund utilized capital loss carryovers during the year ended June 30, 2009 in the amount of $2,720,002. During the current year, $1,167,952 of capital loss carryovers expired unused.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Bond Fund has elected to defer capital losses arising between November 1, 2008 and June 30, 2009 of $7,295,121.

11.	Tax Information (Unaudited)

Of the distributions paid by the Tax-Free Fund from investment income, 99.3% is tax exempt for federal income tax purposes.

For the year ended June 30, 2008, the amount of long-term capital gain distributions designated by the Tax-Free Fund was $418,661.

12.	Quarterly Portfolio Schedule (Unaudited)

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. Each Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of each Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by each Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

Each Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by each Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fixed Income Funds under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to each of the Fixed Income Funds for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to each of the Fixed Income Funds should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to each of the Fixed Income Funds under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to each of the Fixed Income Funds. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees, including through a reduction in the contractual fee for the Tax-Free Fund effective March 1, 2009;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fixed Income Funds, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fixed Income Fund and the Advisor: The Board considered the relative performance of each of the Fixed Income Funds against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the respective Fund’s Class Y Shares as of December 31, 2008 compared to the performance of that Fund’s benchmark index or blend of indexes and the median performance of the respective Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) each Fixed Income Fund’s one-, three-, five- and ten-year Lipper “rankings” within the respective Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of each Fixed Income Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of each Fixed Income Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the respective Fund in terms of investment objectives and policies and asset size, among other factors; and (5) each Fixed Income Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the respective Fund. The Board also considered information provided by the Advisor regarding the impact of the recent market developments on the performance of the Funds.

With respect to the Bond Fund, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three-, five- and ten-year periods, and (3) the Fund had favorable Lipper rankings.

With respect to the Tax-Free Fund, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three- and five-year and since inception periods, but trailed slightly for the ten-year period, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three-, five- and ten-year periods, and (3) the Fund had favorable Lipper rankings and Morningstar ratings.

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2009 (continued)

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fixed Income Funds should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fixed Income Funds: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to each of the Fixed Income Funds, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fixed Income Funds to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Funds.

(d) The extent to which economies of scale may be realized as the Fixed Income Funds grow and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009, including a reduction in the contractual fee for the Tax-Free Fund effective March 1, 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Funds’ shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of each of the Fixed Income Funds with those of comparable funds: The Board considered each Fixed Income Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the respective Fund (and having average assets in a range comparable to the respective Fund’s average assets). The Board also considered each Fixed

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2009 (continued)

Income Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the respective Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the respective Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared each Fixed Income Fund’s advisory fees at varying asset levels to the fees charged to the respective Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives and strategies as the Funds, if any, and noted the relative scope of the management of and the services provided to these types of accounts versus the Funds. Based on these facts, the Board concluded that the current advisory fees and total expense ratios of the Fixed Income Funds should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fixed Income Funds: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fixed Income Funds, the Advisor may benefit from its relationship with the Fixed Income Funds in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement with respect to each

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2009 (continued)

Fixed Income Fund for an additional annual period commencing on July 1, 2009.

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

Munder Fixed Income Funds

Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1)and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Munder Fixed Income Funds
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1)and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Bond Fund and Munder Tax-Free Short & Intermediate Bond Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Munder Bond Fund and Munder Tax-Free Short & Intermediate Bond Fund (two of the portfolios comprising Munder Series Trust) (the “Funds”) as of June 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds of Munder Series Trust at June 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

[This Page Intentionally Left Blank]

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNBOND&TFSIBD609

ANNUAL REPORT
June 30, 2009

Munder Energy Fund
Class A, B, C & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

Our criteria for buying and selling equity securities do not change in uncertain times. Throughout the past year, we have remained committed to our fundamental approach to stock selection, always paying careful attention to investment fundamentals, such as financial strength, earnings prospects and valuation. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through these uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund concentrates its investments in energy-related securities, particularly within the oil, gas and consumable fuels industry, and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the Funds’ investment allocation. A complete list of holdings as of June 30, 2009 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Brian Kozeliski and Peter Collins*

Given the decline in energy prices during the Fund’s fiscal year ended June 30, 2009, i.e., down approximately 50% for crude oil and 72% for natural gas, the energy sector was one of the worst performing stock market sectors for the year. The Deutsche Bank Energy Index, which was the Fund’s benchmark through February 2009, had a return of -42.98% for the one-year period. The S&P® Composite 1500 Energy Sector Index, which replaced the Deutsche Bank Energy Index as the Fund’s benchmark in connection with a change in the Fund’s investment strategy, had a return of -43.00% for the year, compared to the -26.34% for the S&P® Composite 1500 Index as a whole. With a return of -48.84%, the Fund lagged both benchmarks and slightly underperformed the -48.42% median return for the Lipper universe of global natural resources funds.

Historically, the Fund has dedicated a significant portion of its assets to investment in power technology or “alternative energy” companies. These types of companies are involved in activities that provide energy through less conventional or evolving methods, or through technology that results in more efficient delivery systems.

Beginning in February 2009, however, changes in the investment strategy utilized in managing the Fund were implemented. The new investment strategy involves utilization of a highly quantitative approach to investing that emphasizes stock selection through a ranking and risk analysis process. As a result of these changes, there is no longer a segment of the Fund dedicated to investment in power technology companies, although power technology companies remain within the universe of investable securities for the Fund.

As of June 30, 2009, approximately 5.0% of the Fund’s net assets were invested in power technology companies. During the year ended June 30, 2009, this sector of the Fund had a somewhat larger negative impact on relative performance than did the Fund’s more traditional energy holdings. The largest detractors in the segment included JA Solar Holdings, Energy Conversion Devices and EMCORE. All of these stocks were eliminated from the Fund in March 2009 during the Fund’s investment strategy transition period. The weakness of these stocks offset the strength of other power technology holdings, including OM Group (1.2% of the Fund) and Cree (0.2% of the Fund), both of which met the newly applied quantitative screening criteria and therefore were retained in the Fund.

Of the more traditional energy segments of the Fund, integrated oil & gas holdings had a significant negative impact on relative performance, more than offsetting the strength in other traditional energy segments. The primary reason for the relative weakness of the Fund’s integrated oil & gas segment was an underweight in Exxon Mobil (6.8% of the Fund). The negative impact of this underweight offset the positive impact of an underweight in ConocoPhillips (4.8% of the Fund), as well as the positive contributions from underweights in Schlumberger (4.4% of the Fund) in the oil & gas equipment & services segment and Chesapeake Energy (0.5% of the Fund) in the oil & gas exploration & production segment.

iii

An overweight in Noble (1.8% of the Fund) and the lack of a position in Weatherford International had a positive impact on the Fund’s relative performance in the oil & gas drilling segment.

*	Mr. Collins became a member of the portfolio management team in May 2009, and was therefore not involved in its management during most of the year ended June 30, 2009.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P® Composite 1500 Energy Sector Index is a capitalization-weighted index that measures the performance of energy sector securities included in the S&P® Composite 1500 Index. The S&P® Composite 1500 Index combines the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index, which, respectively, measure the performance of the large-capitalization, mid-capitalization and small-capitalization sectors of the U.S. stock market. The Deutsche Bank Energy Index is an equal-dollar weighted index of widely held companies involved in producing and providing oil and natural gas, including domestic and international oil producers, refiners and transmitters, oil equipment manufacturers and drillers, and natural gas producers. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of global natural resources funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

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v

Hypothetical and Total Returns

The following graph represents the performance of Class Y Shares of the Fund, its least expensive class of shares, since the Fund’s inception. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Energy Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09 SINCE INCEPTION
					S&P®	Deutsche	Lipper
				S&P	Composite	Bank	Global Natural
Class and	With		Without	500®	1500 Energy	Energy	Resources Funds
Inception Date	Load		Load	Index*	Sector Index*	Index*	Median**

CLASS Y 3/13/01	N/A		$14,208	$8,667	$19,324	$25,736	$21,299

CLASS A 3/13/01	$13,153	(2)	13,916	8,667	19,324	25,736	21,299

CLASS B 3/13/01	N/A		13,090	8,667	19,324	25,736	21,299

CLASS C 3/13/01(1)	12,942	(2)	13,069	8,667	19,324	25,736	21,299

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

*	The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. In connection with a change in the Fund’s investment strategy, which was implemented in the first quarter of 2009, the Fund changed its benchmark from the Deutsche Bank Energy Index to the S&P® Composite 1500 Energy Sector Index, which is a capitalization-weighted index that measures the performance of energy sector securities included in the S&P® Composite 1500 Index. The S&P® Composite 1500 Index combines the S&P 500® Index, the S&P MidCap 400® Index and the S&P SmallCap 600® Index, which, respectively, measure the performance of the large-capitalization, mid-capitalization and small-capitalization sectors of the U.S. stock market. The Deutsche Bank Energy Index is an equal-dollar weighted index of widely held companies involved in producing and providing oil and natural gas, including domestic and international oil producers, refiners and transmitters, oil equipment manufacturers and drillers, and natural gas producers. Index comparative returns for Class Y, A, B and C Shares of the Fund are as of 3/1/01.

**	The Lipper Global Natural Resources Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. This universe was created on 4/1/08. Prior to that period the Fund was included in the Lipper Natural Resources Funds universe. Lipper comparative returns for Class Y, A, B and C Shares of the Fund are as of 3/1/01 and represent the median performance of the Natural Resources Funds universe through 3/31/08 and the Global Natural Resources Funds universe thereafter.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five			Since
	One		Year	Five		Year	Since		Inception
Class and	Year		w/out	Year		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load

CLASS Y 3/13/01	N/A		(48.84)%	N/A		7.86%	N/A		4.32%

CLASS A 3/13/01	(51.78)%	(2)	(48.98)%	6.38%	(2)	7.60%	3.36%	(2)	4.06%

CLASS B 3/13/01	(51.89)%	(3)	(49.35)%	6.49%	(3)	6.80%	N/A		3.30%

CLASS C 3/13/01(1)	(49.86)%	(3)	(49.36)%	N/A		6.79%	3.16%	(2)	3.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B and C Shares during the fiscal year ended 6/30/08 were 1.30%, 1.55%, 2.31% and 2.30%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights.

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$1,022.50	$8.68	1.73%
Class A	$1,000.00	$1,020.71	$9.87	1.97%
Class B	$1,000.00	$1,017.28	$13.70	2.74%
Class C	$1,000.00	$1,017.27	$13.65	2.73%

Hypothetical
Class Y	$1,000.00	$1,016.22	$8.65	1.73%
Class A	$1,000.00	$1,015.03	$9.84	1.97%
Class B	$1,000.00	$1,011.21	$13.66	2.74%
Class C	$1,000.00	$1,011.26	$13.61	2.73%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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xii

Munder Energy Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a)

COMMON STOCKS — 93.3%
Consumer Discretionary — 0.4%
Auto Parts & Equipment — 0.4%
9,100	Fuel Systems Solutions Inc †	$183,729

Consumer Staples — 0.2%
Food Distributors — 0.2%
3,900	Andersons Inc/The	116,766

Energy — 88.3%
Coal & Consumable Fuels — 0.5%
4,700	Alpha Natural Resources Inc †	123,469
2,500	Peabody Energy Corp	75,400
5,800	Westmoreland Coal Co †	46,980

		245,849

Integrated Oil & Gas — 40.1%
1,200	BG Group PLC, ADR	101,220
8,800	BP PLC, ADR	419,584
71,625	Chevron Corp	4,745,156
58,044	ConocoPhillips	2,441,331
18,000	ENI SpA, ADR	853,380
49,400	Exxon Mobil Corp	3,453,554
15,700	Hess Corp	843,875
37,000	Marathon Oil Corp	1,114,810
40,000	Murphy Oil Corp	2,172,800
40,600	Occidental Petroleum Corp	2,671,886
7,600	Royal Dutch Shell PLC, Class A, ADR	381,444
33,600	StatoilHydro ASA, ADR	664,272
8,000	Total SA, ADR	433,840

		20,297,152

Oil & Gas Drilling — 5.5%
14,200	Diamond Offshore Drilling Inc	1,179,310
1,700	Helmerich & Payne Inc	52,479
4,400	Nabors Industries Ltd †	68,552
30,600	Noble Corp	925,650
17,200	Parker Drilling Co †	74,648
6,567	Transocean Ltd †	487,862

		2,788,501

See Notes to Financial Statements.

1

Munder Energy Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil & Gas Equipment & Services — 17.0%
15,250	Baker Hughes Inc	$555,710
2,700	Bolt Technology Corp †	30,348
153,400	Boots & Coots Inc †	213,226
22,500	Cal Dive International Inc †	194,175
56,900	CE Franklin Ltd †	298,156
13,100	Dawson Geophysical Co †	391,035
10,000	ENGlobal Corp †	49,200
30,100	Geokinetics Inc †	410,865
9,000	Gulf Island Fabrication Inc	142,470
67,100	Halliburton Co	1,388,970
8,300	Hornbeck Offshore Services Inc †	177,537
28,400	National Oilwell Varco Inc †	927,544
2,100	Natural Gas Services Group Inc †	27,930
42,400	North American Energy Partners Inc †	258,216
17,700	Oil States International Inc †	428,517
10,400	Omni Energy Services Corp †	21,840
40,800	Schlumberger Ltd	2,207,688
15,700	Smith International Inc	404,275
10,100	Superior Energy Services Inc †	174,427
21,000	Tetra Technologies Inc †	167,160
19,800	TGC Industries Inc †	96,426
2,400	Willbros Group Inc †	30,024

		8,595,739

Oil & Gas Exploration & Production — 22.5%
20,200	Anadarko Petroleum Corp	916,878
23,736	Apache Corp	1,712,552
12,200	ATP Oil & Gas Corp †	84,912
105,900	BMB Munai Inc †	117,549
13,100	Chesapeake Energy Corp	259,773
5,500	Clayton Williams Energy Inc †	103,785
8,700	Comstock Resources Inc †	287,535
17,400	Devon Energy Corp	948,300
111,600	Edge Petroleum Corp †	65,621
14,100	Encore Acquisition Co †	434,985
201,400	Endeavour International Corp †	273,904
77,300	Energy XXI Bermuda Ltd	39,925
22,700	EOG Resources Inc	1,541,784

See Notes to Financial Statements.

2

Shares		Value(a)

Energy (Continued)
Oil & Gas Exploration & Production (Continued)
57,100	Galleon Energy Inc, Class A †	$208,636
80,900	Harvest Energy Trust	440,905
12,000	Highpine Oil & Gas Ltd †	45,291
58,100	Magellan Petroleum Corp †	64,491
18,400	Noble Energy Inc	1,085,048
6,500	NuVista Energy Ltd †	57,280
4,400	Pacific Rubiales Energy Corp †	36,277
12,100	Petroleum Development Corp †	189,849
14,600	Southwestern Energy Co †	567,210
37,900	Stone Energy Corp †	281,218
41,775	XTO Energy Inc	1,593,299

		11,357,007

Oil & Gas Refining & Marketing — 2.6%
19,500	CVR Energy Inc †	142,935
1,500	Holly Corp	26,970
32,800	Sunoco Inc	760,960
7,200	Tesoro Corp	91,656
11,200	Valero Energy Corp	189,168
2,700	World Fuel Services Corp	111,321

		1,323,010

Oil & Gas Storage & Transportation — 0.1%
8,000	Crosstex Energy Inc	33,280

Total Energy		44,640,538

Industrials — 1.7%
Electrical Components & Equipment — 0.2%
12,500	Ultralife Corp †	89,625

Heavy Electrical Equipment — 1.5%
11,100	Vestas Wind Systems A/S †	795,628

Total Industrials		885,253

Information Technology — 0.3%
Electronic Equipment & Instruments — 0.1%
800	Itron Inc †	44,056

Semiconductors — 0.2%
4,100	Cree Inc †	120,499

Total Information Technology		164,555

See Notes to Financial Statements.

3

Munder Energy Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Materials — 1.9%
Industrial Gases — 0.7%
8,300	Airgas Inc	$336,399

Specialty Chemicals — 1.2%
20,800	OM Group Inc †	603,616

Total Materials		940,015

Utilities — 0.5%
Electric Utilities — 0.5%
7,600	IDACORP Inc	198,664
3,500	Portland General Electric Co	68,180

		266,844

TOTAL COMMON STOCKS
(Cost $35,080,479)		47,197,700

LIMITED PARTNERSHIPS — 5.5%
Energy — 5.5%
Oil & Gas Exploration & Production — 0.8%
13,900	Encore Energy Partners LP	198,770
11,600	EV Energy Partner LP	218,892

		417,662

Oil & Gas Refining & Marketing — 0.6%
12,400	Calumet Specialty Products Partners LP	192,200
2,200	NuStar Energy LP	118,866

		311,066

Oil & Gas Storage & Transportation — 4.1%
2,150	DCP Midstream Partners LP	46,548
80,300	Eagle Rock Energy Partners LP	256,157
6,000	Enbridge Energy Partners LP	231,480
16,600	Enterprise Products Partners LP	414,004
6,300	Hiland Partners LP	46,053
2,100	Magellan Midstream Partners LP	72,996
9,500	MarkWest Energy Partners LP	172,900
1,100	Martin Midstream Partners LP	22,704
10,700	OSG America LP	71,583
2,900	Plains All American Pipeline LP	123,395

See Notes to Financial Statements.

4

Shares		Value(a)

Energy (Continued)
Oil & Gas Storage & Transportation (Continued)
9,000	Sunoco Logistics Partners LP	$487,980
7,100	Teekay Offshore Partners LP	100,394

		2,046,194

TOTAL LIMITED PARTNERSHIPS
(Cost $2,862,086)		2,774,922

INVESTMENT COMPANY SECURITIES — 1.4%
8,400	Energy Select Sector SPDR Fund	403,788
4,000	Vanguard Energy ETF	279,880

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $690,831)		683,668

TOTAL INVESTMENTS
(Cost $38,633,396)	100.2%	50,656,290
OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(85,690)

NET ASSETS	100.0%	$50,570,600

†	Non-income producing security.

(a)	As of June 30, 2009, the values of the securities of the Fund were determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR —	American Depositary Receipt

See Notes to Financial Statements.

5

Munder Energy Fund

Portfolio of Investments, June 30, 2009 (continued)

At June 30, 2009, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	82.0%	$41,489,683
Canada	2.7	1,344,761
Italy	1.7	853,380
Denmark	1.6	795,628
Norway	1.3	664,272
United Kingdom	1.0	520,804
Switzerland	1.0	487,862
France	0.9	433,840
Netherlands	0.7	381,444
Kazakhstan	0.2	117,549
Bermuda	0.2	108,477

TOTAL COMMON STOCKS	93.3	47,197,700
LIMITED PARTNERSHIPS:
United States	5.3	2,674,528
Bahamas	0.2	100,394

TOTAL LIMITED PARTNERSHIPS	5.5	2,774,922
INVESTMENT COMPANY SECURITIES	1.4	683,668

TOTAL INVESTMENTS	100.2	50,656,290
OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(85,690)

NET ASSETS	100.0%	$50,570,600

See Notes to Financial Statements.

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7

Munder Energy Fund

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value (see accompanying schedule)	$50,656,290
Foreign currency, at value	1,669
Dividends receivable	77,154
Receivable for investment securities sold	123,078
Receivable for Fund shares sold	92,542
Prepaid expenses and other assets	46,308

Total Assets	50,997,041

LIABILITIES:
Due to custodian	15,021
Payable for Fund shares redeemed	212,256
Trustees’ fees and expenses payable	74,075
Transfer agency/record keeping fees payable	38,898
Distribution and shareholder servicing fees payable — Class A, B and C Shares	22,347
Administration fees payable	7,408
Custody fees payable	5,905
Investment advisory fees payable	1,047
Accrued expenses and other payables	49,484

Total Liabilities	426,441

NET ASSETS	$50,570,600

Investments, at cost	$38,633,396

Foreign currency, at cost	$1,737

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(43,802)
Accumulated net realized loss on investments sold	(8,447,249)
Net unrealized appreciation of investments	12,022,826
Paid-in capital	47,038,825

$50,570,600

NET ASSETS:
Class A Shares	$32,457,512

Class B Shares	$6,589,143

Class C Shares	$10,872,156

Class Y Shares	$651,789

SHARES OUTSTANDING:
Class A Shares	2,352,000

Class B Shares	508,747

Class C Shares	838,876

Class Y Shares	46,273

CLASS A SHARES:
Net asset value and redemption price per share	$13.80

Maximum sales charge	5.50%
Maximum offering price per share	$14.60

CLASS B SHARES:
Net asset value and offering price per share*	$12.95

CLASS C SHARES:
Net asset value and offering price per share*	$12.96

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$14.09

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Energy Fund

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$1,314,159
Dividends on securities of affiliated company	6,955

Total Investment Income	1,321,114

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	74,633
Class B Shares	202,421
Class C Shares	134,434
Shareholder servicing fees:
Class K Shares	16
Investment advisory fees	481,697
Transfer agency/record keeping fees	186,160
Administration fees	106,267
Registration and filing fees	55,073
Legal and audit fees	46,114
Trustees’ fees and expenses	34,950
Custody fees	32,190
Other	68,934

Total Expenses	1,422,889

NET INVESTMENT LOSS	(101,775)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from:
Security transactions	(4,537,577)
Foreign currency-related transactions	(760)
Net change in unrealized appreciation/(depreciation) of:
Securities	(53,528,387)
Foreign currency-related transactions	(68)

Net realized and unrealized loss on investments	(58,066,792)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(58,168,567)

(a)	Net of foreign withholding taxes of $70,188.

See Notes to Financial Statements.

10

Munder Energy Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008

Net investment loss	$(101,775)	$(746,218)
Net realized gain/(loss) from security transactions and foreign currency-related transactions	(4,538,337)	16,489,504
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(53,528,455)	10,957,644

Net increase/(decrease) in net assets resulting from operations	(58,168,567)	26,700,930
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	3,969,512	(3,274,777)
Class B Shares	(15,655,921)	(6,303,375)
Class C Shares	(2,954,247)	(1,570,458)
Class K Shares	(6,218)	—
Class Y Shares	98,493	173,436
Short-term trading fees	1,321	5,796

Net increase/(decrease) in net assets	(72,715,627)	15,731,552
NET ASSETS:
Beginning of year	123,286,227	107,554,675

End of year	$50,570,600	$123,286,227

Accumulated net investment loss	$(43,802)	$(35,889)

(a)	On March 16, 2009, all outstanding Class K Shares of the Fund were redeemed.

See Notes to Financial Statements.

11

Munder Energy Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008

Amount
Class A Shares:
Sold*	$13,837,100	$14,782,450
Redeemed	(9,867,588)	(18,057,227)

Net increase/(decrease)	$3,969,512	$(3,274,777)

Class B Shares:
Sold	$719,762	$1,745,982
Redeemed*	(16,375,683)	(8,049,357)

Net decrease	$(15,655,921)	$(6,303,375)

Class C Shares:
Sold	$1,192,115	$2,735,866
Redeemed	(4,146,362)	(4,306,324)

Net decrease	$(2,954,247)	$(1,570,458)

Class K Shares:
Redeemed	$(6,218)	$—

Net decrease	$(6,218)	$—

Class Y Shares:
Sold	$202,764	$237,183
Redeemed	(104,271)	(63,747)

Net increase	$98,493	$173,436

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	On March 16, 2009, all outstanding Class K Shares of the Fund were redeemed.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008

Shares
Class A Shares:
Sold*	1,015,234	620,955
Redeemed	(632,841)	(748,741)

Net increase/(decrease)	382,393	(127,786)

Class B Shares:
Sold	45,291	79,637
Redeemed*	(1,219,165)	(359,591)

Net decrease	(1,173,874)	(279,954)

Class C Shares:
Sold	85,295	123,432
Redeemed	(257,363)	(194,538)

Net decrease	(172,068)	(71,106)

Class K Shares:
Redeemed	(526)	—

Net decrease	(526)	—

Class Y Shares:
Sold	13,636	9,751
Redeemed	(6,948)	(2,792)

Net increase	6,688	6,959

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	On March 16, 2009, all outstanding Class K Shares of the Fund were redeemed.

See Notes to Financial Statements.

13

Munder Energy Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$27.05	$21.37	$17.43	$13.35	$9.57

Income/(loss) from investment operations:
Net investment income/(loss)	0.05	(0.05)	(0.06)	(0.04)	(0.04)
Net realized and unrealized gain/(loss) on investments	(13.30)	5.73	4.00	4.12	3.82

Total from investment operations	(13.25)	5.68	3.94	4.08	3.78

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$13.80	$27.05	$21.37	$17.43	$13.35

Total return(d)	(48.98)%	26.58%	22.60%	30.56%	39.50%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$32,458	$53,279	$44,832	$49,784	$38,557
Ratio of operating expenses to average net assets	1.83%	1.55%	1.68%	1.56%	1.68%
Ratio of net investment income/(loss) to average net assets	0.31%	(0.22)%	(0.32)%	(0.23)%	(0.38)%
Portfolio turnover rate	58%	27%	26%	25%	38%
Ratio of operating expenses to average net assets without expense reimbursements	1.83%	1.55%	1.68%	1.56%	1.68%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on March 13, 2001.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

B Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

$25.57	$20.36	$16.72	$12.91	$9.32

(0.10)	(0.22)	(0.18)	(0.16)	(0.13)

(12.52)	5.43	3.82	3.97	3.72

(12.62)	5.21	3.64	3.81	3.59

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$12.95	$25.57	$20.36	$16.72	$12.91

(49.35)%	25.59%	21.77%	29.51%	38.52%

$6,589	$43,030	$39,957	$43,115	$42,838

2.56%	2.31%	2.43%	2.31%	2.43%

(0.64)%	(1.00)%	(1.06)%	(1.03)%	(1.18)%
58%	27%	26%	25%	38%

2.56%	2.31%	2.43%	2.31%	2.43%

See Notes to Financial Statements.

15

Munder Energy Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$25.59	$20.37	$16.74	$12.92	$9.33

Income/(loss) from investment operations:
Net investment income/(loss)	(0.08)	(0.22)	(0.18)	(0.15)	(0.13)
Net realized and unrealized gain/(loss) on investments	(12.55)	5.44	3.81	3.97	3.72

Total from investment operations	(12.63)	5.22	3.63	3.82	3.59

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.96	$25.59	$20.37	$16.74	$12.92

Total return(d)	(49.36)%	25.63%	21.68%	29.57%	38.48%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,872	$25,873	$22,047	$22,948	$16,996
Ratio of operating expenses to average net assets	2.58%	2.30%	2.43%	2.31%	2.43%
Ratio of net investment income/(loss) to average net assets	(0.51)%	(0.99)%	(1.06)%	(0.99)%	(1.18)%
Portfolio turnover rate	58%	27%	26%	25%	38%
Ratio of operating expenses to average net assets without expense reimbursements	2.58%	2.30%	2.43%	2.31%	2.43%

(a)	Class C Shares (known as Class II Shares prior to October 31, 2003) and Class Y Shares commenced operations on March 13, 2001.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

Y Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)		6/30/06(b)	6/30/05(b)

$27.54	$21.71	$17.65		$13.49	$9.65

0.09	0.01	(0.00	)(c)	0.01	(0.02)

(13.54)	5.82	4.06		4.15	3.86

(13.45)	5.83	4.06		4.16	3.84

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

$14.09	$27.54	$21.71		$17.65	$13.49

(48.84)%	26.91%	22.95%		30.84%	39.79%

$652	$1,090	$708		$582	$364

1.59%	1.30%	1.43%		1.31%	1.43%

0.55%	0.05%	(0.02)%		0.04%	(0.14)%
58%	27%	26%		25%	38%

1.59%	1.30%	1.43%		1.31%	1.43%

See Notes to Financial Statements.

17

[This Page Intentionally Left Blank]

18

Munder Energy Fund

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Energy Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

During the year ended June 30, 2009, the Fund offered 5 classes of shares for sale — Class A, Class B, Class C, Class K and Class Y Shares. On March 12, 2009, the Fund ceased offering Class K Shares for sale and on March 16, 2009, all outstanding Class K Shares were redeemed. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are/were sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

19

Munder Energy Fund

Notes to Financial Statements, June 30, 2009 (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Munder Energy Fund

Notes to Financial Statements, June 30, 2009 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$50,656,290
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$50,656,290

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or

21

Munder Energy Fund

Notes to Financial Statements, June 30, 2009 (continued)

loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the period through October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax

22

Munder Energy Fund
 Notes to Financial Statements, June 30, 2009 (continued)

expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2009.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. During the year ended June 30, 2009, the Fund did not engage in derivative transactions.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based

23

Munder Energy Fund

Notes to Financial Statements, June 30, 2009 (continued)

portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $106,267 before payment of sub-administration fees and $66,795 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.1655% for administrative services.

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $781 in advisory fees before waivers and expense reimbursements ($55 after waivers and expense reimbursements) and $339 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to

24

Munder Energy Fund
 Notes to Financial Statements, June 30, 2009 (continued)

make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $38,592,191 and $51,050,684, respectively, for the year ended June 30, 2009.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $13,940,277, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,021,617 and net appreciation for Federal income tax purposes was $11,918,660. At June 30, 2009, aggregate cost for Federal income tax purposes was $38,737,630.

25

Munder Energy Fund

Notes to Financial Statements, June 30, 2009 (continued)

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. During the year ended June 30, 2009, the Fund held the following security, which could be deemed to be issued by an affiliated company:

								Realized
	Value at	Purchased		Sold		Value at	Dividend	Gain/
	6/30/08	Cost	Shares	Cost	Shares	6/30/09	Income	(Loss)

Institutional Money Market Fund	$363,536	$13,178,865	13,178,865	$13,542,401	13,542,401	$—	$6,955	$—

7.	Investment Concentration

The Fund invests primarily in domestic and, to a lesser extent, foreign energy-related companies. As a result, the Fund is particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services and tax and other government regulation. As of June 30, 2009, more than 25% of the Fund’s net assets were invested in issuers in the oil, gas & consumable fuels industry. When the Fund concentrates its investments in an industry or group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on a fund that does not concentrate its investments. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

8.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the federal funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per

26

Munder Energy Fund
 Notes to Financial Statements, June 30, 2009 (continued)

annum on the daily amount of the unused commitment. During the year ended June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $949.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from foreign currency gains and losses, net operating losses and partnership basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-in Capital

$93,862	$1,735	$(95,597)

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Post October	Capital Loss	Unrealized
Loss	Carryover	Appreciation	Total

$(6,690,506)	$(1,652,830)	$11,918,592	$3,575,256

The differences between book and tax distributable earnings were primarily due to wash sales, deferred trustees’ fees and partnership basis adjustments.

As determined at June 30, 2009, the Fund had available for Federal income tax purposes, $1,652,830 of unused capital losses which expire in 2012.

The Fund utilized capital loss carryforwards during the year ended June 30, 2009 in the amount of $2,162,375.

27

Munder Energy Fund

Notes to Financial Statements, June 30, 2009 (continued)

Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer capital losses and net foreign currency losses arising between November 1, 2008 and June 30, 2009 of $6,690,185 and $321, respectively.

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2009, the Fund designates approximately 1,384,045 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

28

Munder Energy Fund

Notes to Financial Statements, June 30, 2009 (continued)

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

29

Munder Energy Fund

Notes to Financial Statements, June 30, 2009 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

30

Munder Energy Fund

Notes to Financial Statements, June 30, 2009 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-, three- and five-year and since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods, and (3) the Fund had favorable Lipper rankings and Morningstar ratings. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to the Fund, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory

31

Munder Energy Fund

Notes to Financial Statements, June 30, 2009 (continued)

Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

32

Munder Energy Fund
 Notes to Financial Statements, June 30, 2009 (continued)

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2009.

[Remainder of Page Intentionally Left Blank]

33

Munder Energy Fund
 Notes to Financial Statements, June 30, 2009 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

34

Munder Energy Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/ Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

35

Munder Energy Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).

36

Munder Energy Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

37

Munder Energy Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF OffShore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

38

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Energy Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Energy Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Energy Fund of Munder Series Trust at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

39

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNENERG609

ANNUAL REPORT
June 30, 2009

Munder Index 500 Fund
Class A, B, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
26	Financial Highlights
31	Notes to Financial Statements
52	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Because the Fund’s goal is to invest in securities included in an index without regard to market trends, it may be particularly susceptible to a general decline in the market represented by that index.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2009, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Alexander Ilyasov, Eric Lessnau, Kenneth Schluchter and Kevin Yousif

Reflecting the difficult market environment that existed during the Fund’s fiscal year ended June 30, 2009, the Fund posted a return of -26.47% for that one-year period, compared to the -26.21% return for the S&P 500® Index and the -26.48% median return for the Lipper universe of funds with the objective of tracking the S&P 500® Index.

All ten sectors of the S&P 500® Index posted double-digit negative returns for the one year ended June 30, 2009. The weakest sectors included energy, financials and materials. The consumer staples and health care sectors, both viewed as defensive sectors, showed the greatest relative strength.

While it is hard to find much to celebrate in the dismal performance of the S&P 500® Index for the year ended June 30, 2009, it is worth noting that all sectors of the S&P 500® Index had positive returns for the April through June calendar quarter, with seven sectors posting double-digit positive returns.

The Fund’s goal is to closely track the total return of the S&P 500® Index. The weight of each of the 500 stocks held in the Fund is monitored relative to its weight in the S&P 500® universe of stocks. Cash inflows are invested promptly to reduce their impact on the Fund’s total return. As a result, the Fund’s return for the one year ended June 30, 2009 was in line with that of its S&P 500® benchmark. The difference in returns between the Fund and its benchmark is due primarily to the fact that expenses are deducted from the Fund before its return is calculated.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund may not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of funds with the objective of tracking the S&P 500® Index represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Index 500 Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

iv

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09(1)
					Lipper
				S&P	S&P 500®
Class and	With		Without	500®	Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 12/1/91	N/A		$7,679	$7,985	$7,619

CLASS A 12/9/92	$7,333	#	$7,521	$7,985	$7,619

CLASS B 10/31/95	N/A		$7,353	$7,985	$7,619

CLASS K 12/7/92	N/A		$7,491	$7,985	$7,619

CLASS R 7/29/04	N/A		$8,854	$9,232	$9,032

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares.

*	The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. Index comparative returns are as of 7/1/99 for Class Y, A, B and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

**	The Lipper S&P 500® Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 7/1/99 for Class Y, A, B and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/1/91	N/A		(26.47)%	N/A		(2.60)%	N/A		(2.61)%	N/A		6.95%

CLASS A 12/9/92	(28.42)%	#	(26.59)%	(3.32)%	#	(2.83)%	(3.05)%	#	(2.81)%	5.91%	#	6.08%

CLASS B 10/31/95	(28.81)%	†	(26.83)%	(3.25)%	†	(3.09)%	N/A		(3.03)%	N/A		4.46%

CLASS K 12/7/92	N/A		(26.67)%	N/A		(2.85)%	N/A		(2.85)%	N/A		6.02%

CLASS R 7/29/04	N/A		(26.89)%	N/A		N/A	N/A		N/A	N/A		(2.44)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, K and R Shares during the fiscal year ended 6/30/08 were 0.39%, 0.64%, 1.39%, 0.64% and 0.88%, respectively, and the net expense ratios based on the fiscal year ended 6/30/08, as adjusted for a change in 12b-1 fee waivers, for Class A and B Shares were 0.54% and 0.89%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y, A, B and K Shares during the calendar years from their inceptions through 2000. Funds Distributor also limited certain 12b-1 fees for Class A Shares of the Fund during the 2008-2009 calendar years and Class B Shares of the Fund since inception. Total returns would have been lower if Munder Capital Management and Funds Distributor had not limited expenses during those periods. Funds Distributor’s expense limitations are voluntary and may be terminated at any time.

#	Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class B Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$1,031.22	$3.12	0.62%
Class A	$1,000.00	$1,030.54	$3.88	0.77%
Class B	$1,000.00	$1,028.77	$5.63	1.12%
Class K	$1,000.00	$1,030.07	$4.38	0.87%
Class R	$1,000.00	$1,028.17	$5.63	1.12%

Hypothetical
Class Y	$1,000.00	$1,021.72	$3.11	0.62%
Class A	$1,000.00	$1,020.98	$3.86	0.77%
Class B	$1,000.00	$1,019.24	$5.61	1.12%
Class K	$1,000.00	$1,020.48	$4.36	0.87%
Class R	$1,000.00	$1,019.24	$5.61	1.12%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Index 500 Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a)

COMMON STOCKS — 95.9%
Consumer Discretionary — 8.6%
Auto Components — 0.2%
8,780	Goodyear Tire & Rubber Co/The †	$98,863
21,576	Johnson Controls Inc	468,630

		567,493

Automobiles — 0.3%
116,849	Ford Motor Co †	709,273
8,526	Harley-Davidson Inc	138,207

		847,480

Distributors — 0.1%
5,789	Genuine Parts Co	194,279

Diversified Consumer Services — 0.2%
3,901	Apollo Group Inc, Class A †	277,439
2,236	DeVry Inc	111,889
12,412	H&R Block Inc	213,859

		603,187

Hotels, Restaurants & Leisure — 1.5%
15,907	Carnival Corp	409,923
4,978	Darden Restaurants Inc	164,174
10,791	International Game Technology	171,577
10,778	Marriott International Inc/DE, Class A	237,862
40,056	McDonald’s Corp	2,302,820
26,719	Starbucks Corp †	371,127
6,777	Starwood Hotels & Resorts Worldwide Inc	150,449
6,465	Wyndham Worldwide Corp	78,356
2,456	Wynn Resorts Ltd †	86,697
16,759	Yum! Brands Inc	558,745

		4,531,730

Household Durables — 0.3%
2,182	Black & Decker Corp	62,536
4,519	Centex Corp	38,231
10,088	DR Horton Inc	94,424
5,489	Fortune Brands Inc	190,688
2,517	Harman International Industries Inc	47,320
2,686	KB Home	36,744
5,720	Leggett & Platt Inc	87,116
5,126	Lennar Corp, Class A	49,671

See Notes to Financial Statements.

1

Munder Index 500 Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Household Durables (Continued)
10,079	Newell Rubbermaid Inc	$104,922
7,826	Pulte Homes Inc	69,104
2,091	Snap-On Inc	60,095
2,885	Stanley Works/The	97,628
2,680	Whirlpool Corp	114,061

		1,052,540

Internet & Catalog Retail — 0.3%
11,699	Amazon.com Inc †	978,739
7,639	Expedia Inc †	115,425

		1,094,164

Leisure Equipment & Products — 0.1%
10,172	Eastman Kodak Co	30,109
4,536	Hasbro Inc	109,953
13,017	Mattel Inc	208,923

		348,985

Media — 2.5%
24,670	CBS Corp, Class B	170,716
104,690	Comcast Corp, Class A	1,516,958
19,030	DIRECTV Group Inc/The †	470,231
8,643	Gannett Co Inc	30,856
17,450	Interpublic Group of Cos Inc †	88,122
11,418	McGraw-Hill Cos Inc/The	343,796
1,307	Meredith Corp	33,394
4,413	New York Times Co/The, Class A	24,316
83,519	News Corp, Class A	760,858
11,286	Omnicom Group Inc	356,412
3,298	Scripps Networks Interactive Inc, Class A	91,783
12,792	Time Warner Cable Inc	405,123
43,441	Time Warner Inc	1,094,279
22,018	Viacom Inc, Class B †	499,809
67,415	Walt Disney Co/The	1,572,792
219	Washington Post Co/The, Class B	77,127

		7,536,572

See Notes to Financial Statements.

2

Shares		Value(a)

Consumer Discretionary (Continued)
Multiline Retail — 0.8%
2,998	Big Lots Inc †	$63,048
5,116	Family Dollar Stores Inc	144,783
8,069	JC Penney Co Inc	231,661
11,088	Kohl’s Corp †	474,012
15,401	Macy’s Inc	181,116
5,836	Nordstrom Inc	116,078
1,959	Sears Holdings Corp †	130,312
27,313	Target Corp	1,078,044

		2,419,054

Specialty Retail — 1.9%
3,190	Abercrombie & Fitch Co, Class A	80,994
3,922	AutoNation Inc †	68,047
1,310	AutoZone Inc †	197,954
9,427	Bed Bath & Beyond Inc †	289,880
12,393	Best Buy Co Inc	415,042
5,997	GameStop Corp, Class A †	131,994
16,698	Gap Inc/The	273,847
61,588	Home Depot Inc	1,455,325
53,610	Lowe’s Cos Inc	1,040,570
9,908	Ltd Brands Inc	118,599
4,953	O’Reilly Automotive Inc †	188,610
9,973	Office Depot Inc †	45,477
4,543	RadioShack Corp	63,420
3,596	Sherwin-Williams Co/The	193,285
25,972	Staples Inc	523,855
4,508	Tiffany & Co	114,323
15,014	TJX Cos Inc	472,340

		5,673,562

Textiles, Apparel & Luxury Goods — 0.4%
11,530	Coach Inc	309,927
14,068	NIKE Inc, Class B	728,441
2,060	Polo Ralph Lauren Corp	110,292
3,224	VF Corp	178,448

		1,327,108

Total Consumer Discretionary		26,196,154

See Notes to Financial Statements.

3

Munder Index 500 Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples — 11.5%
Beverages — 2.5%
3,544	Brown-Forman Corp, Class B	$152,321
72,286	Coca-Cola Co/The	3,469,005
11,513	Coca-Cola Enterprises Inc	191,692
7,128	Constellation Brands Inc, Class A †	90,383
9,217	Dr Pepper Snapple Group Inc †	195,308
5,412	Molson Coors Brewing Co, Class B	229,090
4,948	Pepsi Bottling Group Inc	167,440
56,524	PepsiCo Inc/NC	3,106,559

		7,601,798

Food & Staples Retailing — 2.9%
15,758	Costco Wholesale Corp	720,141
52,860	CVS Caremark Corp	1,684,648
23,685	Kroger Co/The	522,254
15,463	Safeway Inc	314,981
7,754	SUPERVALU Inc	100,414
21,418	Sysco Corp	481,477
81,026	Wal-Mart Stores Inc (b)	3,924,900
36,007	Walgreen Co	1,058,606
5,138	Whole Foods Market Inc	97,519

		8,904,940

Food Products — 1.7%
23,309	Archer-Daniels-Midland Co	623,982
7,250	Campbell Soup Co	213,295
16,238	ConAgra Foods Inc	309,496
6,427	Dean Foods Co †	123,334
11,944	General Mills Inc	669,103
6,017	Hershey Co/The	216,612
11,423	HJ Heinz Co	407,801
2,567	Hormel Foods Corp	88,664
4,299	JM Smucker Co/The	209,189
9,166	Kellogg Co	426,861
53,472	Kraft Foods Inc, Class A	1,354,981
4,760	McCormick & Co Inc/MD	154,843
25,257	Sara Lee Corp	246,508
11,063	Tyson Foods Inc, Class A	139,505

		5,184,174

See Notes to Financial Statements.

4

Shares		Value(a)

Consumer Staples (Continued)
Household Products — 2.6%
5,048	Clorox Co	$281,830
18,138	Colgate-Palmolive Co	1,283,082
15,039	Kimberly-Clark Corp	788,495
105,827	Procter & Gamble Co/The	5,407,759

		7,761,166

Personal Products — 0.2%
15,500	Avon Products Inc	399,590
4,242	Estee Lauder Cos Inc/The, Class A	138,586

		538,176

Tobacco — 1.6%
75,072	Altria Group Inc	1,230,430
6,105	Lorillard Inc	413,736
71,221	Philip Morris International Inc	3,106,660
6,135	Reynolds American Inc	236,934

		4,987,760

Total Consumer Staples		34,978,014

Energy — 11.9%
Energy Equipment & Services — 1.7%
11,248	Baker Hughes Inc	409,877
10,690	BJ Services Co	145,705
7,878	Cameron International Corp †	222,947
2,523	Diamond Offshore Drilling Inc	209,535
5,148	ENSCO International Inc	179,511
4,487	FMC Technologies Inc †	168,621
32,572	Halliburton Co	674,240
10,276	Nabors Industries Ltd †	160,100
15,182	National Oilwell Varco Inc †	495,844
4,105	Rowan Cos Inc	79,309
43,439	Schlumberger Ltd	2,350,484
8,014	Smith International Inc	206,361

		5,302,534

Oil, Gas & Consumable Fuels — 10.2%
18,135	Anadarko Petroleum Corp	823,148
12,170	Apache Corp	878,065
3,784	Cabot Oil & Gas Corp	115,942
20,461	Chesapeake Energy Corp	405,742

See Notes to Financial Statements.

5

Munder Index 500 Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
72,786	Chevron Corp	$4,822,072
53,792	ConocoPhillips	2,262,491
6,558	Consol Energy Inc	222,710
9,119	Denbury Resources Inc †	134,323
16,117	Devon Energy Corp	878,376
25,452	El Paso Corp	234,922
9,087	EOG Resources Inc	617,189
177,173	Exxon Mobil Corp (b)	12,386,164
10,330	Hess Corp	555,237
25,698	Marathon Oil Corp	774,281
3,103	Massey Energy Co	60,633
6,927	Murphy Oil Corp	376,275
6,293	Noble Energy Inc	371,098
29,430	Occidental Petroleum Corp	1,936,788
9,707	Peabody Energy Corp	292,763
4,138	Pioneer Natural Resources Co	105,519
5,688	Range Resources Corp	235,540
12,476	Southwestern Energy Co †	484,693
23,417	Spectra Energy Corp	396,216
4,279	Sunoco Inc	99,273
5,070	Tesoro Corp	64,541
20,198	Valero Energy Corp	341,144
21,062	Williams Cos Inc/The	328,778
21,047	XTO Energy Inc	802,733

		31,006,656

Total Energy		36,309,190

Financials — 13.0%
Capital Markets — 2.9%
9,252	Ameriprise Financial Inc	224,546
43,404	Bank of New York Mellon Corp/The	1,272,171
34,095	Charles Schwab Corp/The	598,026
36,576	E*Trade Financial Corp †	46,817
3,249	Federated Investors Inc, Class B	78,269
5,470	Franklin Resources Inc	393,895
18,278	Goldman Sachs Group Inc/The	2,694,908
14,934	Invesco Ltd	266,124
5,981	Janus Capital Group Inc	68,183

See Notes to Financial Statements.

6

Shares		Value(a)

Financials (Continued)
Capital Markets (Continued)
5,196	Legg Mason Inc	$126,679
49,077	Morgan Stanley	1,399,185
8,748	Northern Trust Corp	469,593
17,897	State Street Corp	844,739
9,275	T Rowe Price Group Inc	386,489

		8,869,624

Commercial Banks — 2.6%
23,486	BB&T Corp	516,222
5,510	Comerica Inc (c)	116,537
26,682	Fifth Third Bancorp	189,442
7,839	First Horizon National Corp †	94,065
19,737	Huntington Bancshares Inc/OH	82,501
25,703	Keycorp	134,684
2,970	M&T Bank Corp	151,262
13,047	Marshall & Ilsley Corp	62,626
16,711	PNC Financial Services Group Inc	648,554
41,937	Regions Financial Corp	169,425
16,872	SunTrust Banks Inc	277,544
68,904	US Bancorp	1,234,760
169,051	Wells Fargo & Co	4,101,177
4,186	Zions Bancorporation	48,390

		7,827,189

Consumer Finance — 0.6%
43,113	American Express Co	1,001,946
16,406	Capital One Financial Corp	358,963
17,574	Discover Financial Services	180,485
16,973	SLM Corp †	174,313

		1,715,707

Diversified Financial Services — 3.6%
293,639	Bank of America Corp (b)	3,876,035
14,120	CIT Group Inc	30,358
200,160	Citigroup Inc (b)	594,475
2,409	CME Group Inc	749,464
2,645	IntercontinentalExchange Inc †	302,165
141,644	JPMorgan Chase & Co	4,831,477
6,581	Leucadia National Corp †	138,793
6,931	Moody’s Corp	182,632

See Notes to Financial Statements.

7

Munder Index 500 Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Diversified Financial Services (Continued)
4,985	NASDAQ OMX Group Inc/The †	$106,230
9,440	NYSE Euronext	257,240

		11,068,869

Insurance — 2.3%
16,972	Aflac Inc	527,659
19,474	Allstate Corp/The	475,166
97,698	American International Group Inc (b)	113,330
10,046	AON Corp	380,442
4,307	Assurant Inc	103,756
12,784	Chubb Corp	509,826
5,946	Cincinnati Financial Corp	132,893
15,728	Genworth Financial Inc, Class A	109,939
11,815	Hartford Financial Services Group Inc	140,244
10,750	Lincoln National Corp	185,007
13,114	Loews Corp	359,324
18,972	Marsh & McLennan Cos Inc	381,906
6,285	MBIA Inc †	27,214
29,718	MetLife Inc	891,837
11,280	Principal Financial Group Inc	212,515
24,726	Progressive Corp/The †	373,610
16,805	Prudential Financial Inc	625,482
3,003	Torchmark Corp	111,231
21,255	Travelers Cos Inc/The	872,305
12,027	Unum Group	190,748
12,534	XL Capital Ltd, Class A	143,640

		6,868,074

Real Estate Investment Trusts (REITs) — 0.9%
4,251	Apartment Investment & Management Co, Class A	37,621
2,900	AvalonBay Communities Inc	162,226
5,046	Boston Properties Inc	240,694
9,961	Equity Residential	221,433
9,892	HCP Inc	209,612
4,034	Health Care REIT Inc	137,559
21,907	Host Hotels & Resorts Inc	183,800
11,751	Kimco Realty Corp	118,098
5,911	Plum Creek Timber Co Inc	176,030
16,070	ProLogis	129,524

See Notes to Financial Statements.

8

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (Continued)
4,553	Public Storage	$298,130
10,156	Simon Property Group Inc	522,323
5,732	Ventas Inc	171,158
5,773	Vornado Realty Trust	259,958

		2,868,166

Real Estate Management & Development — 0.0%#
8,449	CB Richard Ellis Group Inc, Class A †	79,083

Thrifts & Mortgage Finance — 0.1%
18,934	Hudson City Bancorp Inc	251,633
12,735	People’s United Financial Inc	191,534

		443,167

Total Financials		39,739,879

Health Care — 13.4%
Biotechnology — 1.8%
36,757	Amgen Inc †	1,945,916
10,477	Biogen Idec Inc †	473,036
16,712	Celgene Corp †	799,502
2,680	Cephalon Inc †	151,822
9,794	Genzyme Corp †	545,232
32,909	Gilead Sciences Inc †	1,541,458

		5,456,966

Health Care Equipment & Supplies — 2.0%
21,967	Baxter International Inc	1,163,372
8,697	Becton Dickinson and Co	620,183
54,695	Boston Scientific Corp †	554,607
3,605	CR Bard Inc	268,392
5,392	DENTSPLY International Inc	164,564
5,844	Hospira Inc †	225,111
1,374	Intuitive Surgical Inc †	224,869
40,600	Medtronic Inc	1,416,534
12,575	St Jude Medical Inc †	516,833
8,651	Stryker Corp	343,791
4,549	Varian Medical Systems Inc †	159,852
7,809	Zimmer Holdings Inc †	332,663

		5,990,771

See Notes to Financial Statements.

9

Munder Index 500 Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Providers & Services — 2.1%
16,226	Aetna Inc	$406,461
10,964	AmerisourceBergen Corp	194,501
13,073	Cardinal Health Inc	399,380
9,904	CIGNA Corp	238,587
5,389	Coventry Health Care Inc †	100,828
3,754	DaVita Inc †	185,673
9,845	Express Scripts Inc †	676,844
6,178	Humana Inc †	199,302
3,954	Laboratory Corp of America Holdings †	268,042
9,854	McKesson Corp	433,576
17,514	Medco Health Solutions Inc †	798,814
3,321	Patterson Cos Inc †	72,066
5,451	Quest Diagnostics Inc	307,600
15,160	Tenet Healthcare Corp †	42,751
43,189	UnitedHealth Group Inc	1,078,861
17,596	WellPoint Inc †	895,461

		6,298,747

Health Care Technology — 0.0%#
6,660	IMS Health Inc	84,582

Life Sciences Tools & Services — 0.4%
6,319	Life Technologies Corp †	263,629
2,022	Millipore Corp †	141,964
4,266	PerkinElmer Inc	74,228
15,188	Thermo Fisher Scientific Inc †	619,215
3,500	Waters Corp †	180,145

		1,279,181

Pharmaceuticals — 7.1%
56,112	Abbott Laboratories	2,639,508
11,165	Allergan Inc/United States	531,231
71,922	Bristol-Myers Squibb Co	1,460,736
36,712	Eli Lilly & Co	1,271,704
10,951	Forest Laboratories Inc †	274,980
100,049	Johnson & Johnson (b)	5,682,783
9,003	King Pharmaceuticals Inc †	86,699
76,562	Merck & Co Inc/NJ	2,140,673
11,158	Mylan Inc/PA †	145,612

See Notes to Financial Statements.

10

Shares		Value(a)

Health Care (Continued)
Pharmaceuticals (Continued)
245,007	Pfizer Inc (b)	$3,675,105
59,122	Schering-Plough Corp	1,485,145
3,830	Watson Pharmaceuticals Inc †	129,033
48,419	Wyeth	2,197,738

		21,720,947

Total Health Care		40,831,194

Industrials — 9.4%
Aerospace & Defense — 2.6%
26,366	Boeing Co/The	1,120,555
13,979	General Dynamics Corp	774,297
4,507	Goodrich Corp	225,215
27,007	Honeywell International Inc	848,020
6,608	ITT Corp	294,056
4,231	L-3 Communications Holdings Inc	293,547
11,860	Lockheed Martin Corp	956,509
11,744	Northrop Grumman Corp	536,466
5,085	Precision Castparts Corp	371,358
14,308	Raytheon Co	635,704
5,750	Rockwell Collins Inc	239,947
34,203	United Technologies Corp	1,777,188

		8,072,862

Air Freight & Logistics — 1.0%
6,156	CH Robinson Worldwide Inc	321,035
7,709	Expeditors International of Washington Inc	257,018
11,304	FedEx Corp	628,729
36,128	United Parcel Service Inc, Class B	1,806,039

		3,012,821

Airlines — 0.1%
27,088	Southwest Airlines Co	182,302

Building Products — 0.0%#
13,203	Masco Corp	126,485

Commercial Services & Supplies — 0.5%
4,140	Avery Dennison Corp	106,315
4,811	Cintas Corp	109,883
6,572	Iron Mountain Inc †	188,945
7,548	Pitney Bowes Inc	165,528

See Notes to Financial Statements.

11

Munder Index 500 Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Commercial Services & Supplies (Continued)
11,690	Republic Services Inc	$285,353
7,451	RR Donnelley & Sons Co	86,581
3,083	Stericycle Inc †	158,867
17,863	Waste Management Inc	503,022

		1,604,494

Construction & Engineering — 0.2%
6,529	Fluor Corp	334,872
4,499	Jacobs Engineering Group Inc †	189,363
7,100	Quanta Services Inc †	164,223

		688,458

Electrical Equipment — 0.4%
6,044	Cooper Industries Ltd, Class A	187,666
27,283	Emerson Electric Co	883,969
5,181	Rockwell Automation Inc/DE	166,414

		1,238,049

Industrial Conglomerates — 2.0%
25,211	3M Co	1,515,181
384,489	General Electric Co (b)	4,506,211
9,766	Textron Inc	94,340

		6,115,732

Machinery — 1.4%
21,847	Caterpillar Inc	721,825
7,327	Cummins Inc	257,984
9,258	Danaher Corp	571,589
15,349	Deere & Co	613,193
6,753	Dover Corp	223,457
6,038	Eaton Corp	269,355
2,034	Flowserve Corp	141,993
13,959	Illinois Tool Works Inc	521,229
4,939	Manitowoc Co Inc/The	25,979
13,186	PACCAR Inc	428,677
4,324	Pall Corp	114,845
5,827	Parker Hannifin Corp	250,328

		4,140,454

See Notes to Financial Statements.

12

Shares		Value(a)

Industrials (Continued)
Professional Services — 0.2%
1,930	Dun & Bradstreet Corp	$156,735
4,625	Equifax Inc	120,712
4,669	Monster Worldwide Inc †	55,141
5,548	Robert Half International Inc	131,044

		463,632

Road & Rail — 0.9%
10,109	Burlington Northern Santa Fe Corp	743,416
14,213	CSX Corp	492,196
13,326	Norfolk Southern Corp	501,990
2,029	Ryder System Inc	56,650
18,303	Union Pacific Corp	952,854

		2,747,106

Trading Companies & Distributors — 0.1%
4,732	Fastenal Co	156,960
2,259	WW Grainger Inc	184,967

		341,927

Total Industrials		28,734,322

Information Technology — 17.7%
Communications Equipment — 2.6%
3,422	Ciena Corp †	35,418
209,421	Cisco Systems Inc †	3,903,607
4,806	Harris Corp	136,298
8,004	JDS Uniphase Corp †	45,783
18,995	Juniper Networks Inc †	448,282
83,233	Motorola Inc	551,835
60,091	QUALCOMM Inc	2,716,113
14,369	Tellabs Inc †	82,334

		7,919,670

Computers & Peripherals — 5.2%
32,390	Apple Inc †	4,613,308
63,141	Dell Inc †	866,926
73,088	EMC Corp/Massachusetts †	957,453
86,641	Hewlett-Packard Co	3,348,675
47,977	International Business Machines Corp (b)	5,009,758
2,834	Lexmark International Inc, Class A †	44,919
12,008	NetApp Inc †	236,798

See Notes to Financial Statements.

13

Munder Index 500 Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Computers & Peripherals (Continued)
4,314	QLogic Corp †	$54,701
8,277	SanDisk Corp †	121,589
27,095	Sun Microsystems Inc †	249,816
6,270	Teradata Corp †	146,906
8,084	Western Digital Corp †	214,226

		15,865,075

Electronic Equipment & Instruments — 0.5%
12,466	Agilent Technologies Inc †	253,184
6,219	Amphenol Corp, Class A	196,769
56,418	Corning Inc	906,073
5,455	FLIR Systems Inc †	123,065
7,761	Jabil Circuit Inc	57,587
5,089	Molex Inc	79,134

		1,615,812

Information Technology Services — 1.0%
3,572	Affiliated Computer Services Inc, Class A †	158,668
18,213	Automatic Data Processing Inc	645,469
10,663	Cognizant Technology Solutions Corp, Class A †	284,702
5,500	Computer Sciences Corp †	243,650
4,454	Convergys Corp †	41,333
6,957	Fidelity National Information Services Inc	138,862
5,649	Fiserv Inc †	258,159
2,630	Mastercard Inc, Class A	440,025
11,659	Paychex Inc	293,807
7,207	Total System Services Inc	96,502
25,462	Western Union Co/The	417,577

		3,018,754

Internet Software & Services — 1.8%
6,274	Akamai Technologies Inc †	120,335
39,239	eBay Inc †	672,164
8,718	Google Inc, Class A †	3,675,422
7,001	VeriSign Inc †	129,379
50,646	Yahoo! Inc †	793,116

		5,390,416

See Notes to Financial Statements.

14

Shares		Value(a)

Information Technology (Continued)
Office Electronics — 0.1%
31,398	Xerox Corp	$203,459

Semiconductors & Semiconductor Equipment — 2.4%
20,692	Advanced Micro Devices Inc †	80,078
10,653	Altera Corp	173,431
10,574	Analog Devices Inc	262,024
48,400	Applied Materials Inc	530,948
15,519	Broadcom Corp, Class A †	384,716
202,781	Intel Corp	3,356,025
6,183	Kla-Tencor Corp	156,121
8,119	Linear Technology Corp	189,579
23,623	LSI Corp †	107,721
8,114	MEMC Electronic Materials Inc †	144,510
6,660	Microchip Technology Inc	150,183
30,743	Micron Technology Inc †	155,559
7,143	National Semiconductor Corp	89,645
3,545	Novellus Systems Inc †	59,201
19,831	Nvidia Corp †	223,892
6,414	Teradyne Inc †	44,000
46,236	Texas Instruments Inc	984,827
10,030	Xilinx Inc	205,214

		7,297,674

Software — 4.1%
19,015	Adobe Systems Inc †	538,125
8,286	Autodesk Inc †	157,268
6,714	BMC Software Inc †	226,866
14,316	CA Inc	249,528
6,570	Citrix Systems Inc †	209,517
8,785	Compuware Corp †	60,265
11,750	Electronic Arts Inc †	255,210
11,729	Intuit Inc †	330,289
5,641	McAfee Inc †	237,994
277,894	Microsoft Corp (b)	6,605,540
12,533	Novell Inc †	56,775
137,513	Oracle Corp	2,945,528

See Notes to Financial Statements.

15

Munder Index 500 Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Software (Continued)
3,842	Salesforce.com Inc †	$146,649
29,694	Symantec Corp †	462,039

		12,481,593

Total Information Technology		53,792,453

Materials — 3.1%
Chemicals — 1.7%
7,618	Air Products & Chemicals Inc	492,047
1,772	CF Industries Holdings Inc	131,376
39,057	Dow Chemical Co/The	630,380
2,637	Eastman Chemical Co	99,942
6,096	Ecolab Inc	237,683
32,807	EI Du Pont de Nemours & Co	840,515
2,879	International Flavors & Fragrances Inc	94,201
19,815	Monsanto Co	1,473,047
5,972	PPG Industries Inc	262,171
11,163	Praxair Inc	793,355
4,432	Sigma-Aldrich Corp	219,650

		5,274,367

Construction Materials — 0.1%
4,424	Vulcan Materials Co	190,674

Containers & Packaging — 0.2%
3,412	Ball Corp	154,086
3,650	Bemis Co Inc	91,980
6,115	Owens-Illinois Inc †	171,281
4,790	Pactiv Corp †	103,943
5,781	Sealed Air Corp	106,660

		627,950

Metals & Mining — 0.9%
3,967	AK Steel Holding Corp	76,127
35,374	Alcoa Inc	365,413
3,526	Allegheny Technologies Inc	123,163
14,950	Freeport-McMoRan Copper & Gold Inc	749,144
17,770	Newmont Mining Corp	726,260
11,410	Nucor Corp	506,946

See Notes to Financial Statements.

16

Shares		Value(a)

Materials (Continued)
Metals & Mining (Continued)
3,224	Titanium Metals Corp	$29,629
5,178	United States Steel Corp	185,062

		2,761,744

Paper & Forest Products — 0.2%
15,657	International Paper Co	236,890
6,212	MeadWestvaco Corp	101,939
7,674	Weyerhaeuser Co	233,520

		572,349

Total Materials		9,427,084

Telecommunication Services — 3.4%
Diversified Telecommunication Services — 3.0%
214,218	AT&T Inc	5,321,175
3,667	CenturyTel Inc	112,577
5,204	Embarq Corp	218,880
11,400	Frontier Communications Corp	81,396
53,646	Qwest Communications International Inc	222,631
103,136	Verizon Communications Inc	3,169,369
15,857	Windstream Corp	132,565

		9,258,593

Wireless Telecommunication Services — 0.4%
14,439	American Tower Corp, Class A †	455,262
9,199	MetroPCS Communications Inc †	122,439
104,251	Sprint Nextel Corp †	501,447

		1,079,148

Total Telecommunication Services		10,337,741

Utilities — 3.9%
Electric Utilities — 2.2%
6,190	Allegheny Energy Inc	158,774
17,301	American Electric Power Co Inc	499,826
46,733	Duke Energy Corp	681,834
11,829	Edison International	372,140
7,120	Entergy Corp	551,942
23,918	Exelon Corp	1,224,841
11,068	FirstEnergy Corp	428,885
14,915	FPL Group Inc	848,067
6,324	Northeast Utilities	141,088

See Notes to Financial Statements.

17

Munder Index 500 Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities (Continued)
Electric Utilities (Continued)
7,917	Pepco Holdings Inc	$106,405
3,691	Pinnacle West Capital Corp	111,284
13,653	PPL Corp	450,003
10,160	Progress Energy Inc	384,353
28,408	Southern Co/The	885,193

		6,844,635

Gas Utilities — 0.1%
4,791	EQT Corp	167,254
1,641	Nicor Inc	56,811
6,351	Questar Corp	197,262

		421,327

Independent Power Producers & Energy Traders — 0.2%
24,205	AES Corp/The †	281,020
7,232	Constellation Energy Group Inc	192,226
18,391	Dynegy Inc, Class A †	41,748

		514,994

Multi-Utilities — 1.4%
7,743	Ameren Corp	192,723
12,603	Centerpoint Energy Inc	139,641
8,283	CMS Energy Corp	100,059
9,963	Consolidated Edison Inc	372,815
21,420	Dominion Resources Inc/VA	715,856
5,969	DTE Energy Co	191,008
2,798	Integrys Energy Group Inc	83,912
10,042	NiSource Inc	117,090
13,374	PG&E Corp	514,097
18,371	Public Service Enterprise Group Inc	599,446
4,450	SCANA Corp	144,491
8,869	Sempra Energy	440,168
7,792	TECO Energy Inc	92,959

See Notes to Financial Statements.

18

Shares		Value(a)

Utilities (Continued)
Multi-Utilities (Continued)
4,281	Wisconsin Energy Corp	$174,280
16,544	Xcel Energy Inc	304,575

		4,183,120

Total Utilities		11,964,076

TOTAL COMMON STOCKS
(Cost $190,898,670)		292,310,107

INVESTMENT COMPANY SECURITY — 3.7%
(Cost $11,314,650)
11,314,650	State Street Institutional Liquid Reserves Fund	11,314,650

Principal
Amount

U.S. TREASURY BILL — 1.2%
(Cost $3,499,447)
$3,500,000	0.260% due 07/23/2009 (b),(d),(e)	3,499,447

TOTAL INVESTMENTS
(Cost $205,712,767)	100.8%	307,124,204
OTHER ASSETS AND LIABILITIES (Net)	(0.8)	(2,448,626)

NET ASSETS	100.0%	$304,675,578

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(b)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

(c)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

(d)	Rate represents annualized yield at date of purchase.

(e)	Security value was determined based on level 2 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

19

Munder Index 500 Fund

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $205,572,594)	$307,007,667
Securities of affiliated company (cost — $140,173)	116,537

Total Investments	307,124,204
Dividends receivable	410,835
Receivable for investment securities sold	541,716
Receivable for Fund shares sold	125,888
Prepaid expenses and other assets	56,633

Total Assets	308,259,276

LIABILITIES:
Due to custodian	299,647
Payable for Fund shares redeemed	2,289,958
Payable for investment securities purchased	509,581
Trustees’ fees and expenses payable	101,212
Transfer agency/record keeping fees payable	99,769
Variation margin payable on open futures contracts	92,275
Distribution and shareholder servicing fees payable — Class A, B and R Shares	37,501
Administration fees payable	34,239
Custody fees payable	21,563
Shareholder servicing fees payable — Class K Shares	11,112
Investment advisory fees payable	1,365
Accrued expenses and other payables	85,476

Total Liabilities	3,583,698

NET ASSETS	$304,675,578

Investments, at cost	$205,712,767

See Notes to Financial Statements.

20

NET ASSETS consist of:
Distributions in excess of net investment income	$(59,535)
Accumulated net realized loss on investments sold	(992,978)
Net unrealized appreciation of investments	101,181,254
Paid-in capital	204,546,837

$304,675,578

NET ASSETS:
Class A Shares	$196,811,119

Class B Shares	$24,338,068

Class K Shares	$49,685,941

Class R Shares	$6,231,103

Class Y Shares	$27,609,347

SHARES OUTSTANDING:
Class A Shares	11,769,486

Class B Shares	1,455,082

Class K Shares	2,973,486

Class R Shares	372,831

Class Y Shares	1,647,475

CLASS A SHARES:
Net asset value and redemption price per share	$16.72

Maximum sales charge	2.50%
Maximum offering price per share	$17.15

CLASS B SHARES:
Net asset value and offering price per share*	$16.73

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$16.71

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$16.71

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$16.76

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

21

Munder Index 500 Fund

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Interest	$24,714
Dividends on securities of unaffiliated companies	9,359,698
Dividends on securities of affiliated company	166,606

Total Investment Income	9,551,018

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	562,057
Class B Shares	324,747
Class R Shares	28,791
Shareholder servicing fees:
Class K Shares	182,986
Investment advisory fees	645,999
Transfer agency/record keeping fees	484,874
Administration fees	479,533
Custody fees	147,421
Registration and filing fees	67,218
Legal and audit fees	51,188
Trustees’ fees and expenses	34,412
Other	144,224

Total Expenses	3,153,450
Fees waived by distributor	(387,193)

Net Expenses	2,766,257

NET INVESTMENT INCOME	6,784,761

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions of unaffiliated companies	10,761,208
Security transactions of affiliated companies	(20,702)
Futures contracts	(4,477,955)
Net change in unrealized appreciation/(depreciation) of:
Securities	(160,417,888)
Futures contracts	1,290,928

Net realized and unrealized loss on investments	(152,864,409)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(146,079,648)

See Notes to Financial Statements.

22

Munder Index 500 Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Net investment income	$6,784,761	$10,158,965
Net realized gain from security transactions and futures contracts	6,262,551	71,921,661
Net change in net unrealized appreciation/(depreciation) of securities and futures contracts	(159,126,960)	(178,389,588)

Net decrease in net assets resulting from operations	(146,079,648)	(96,308,962)
Dividends to shareholders from net investment income:
Class A Shares	(4,334,345)	(5,790,935)
Class B Shares	(510,056)	(731,742)
Class K Shares	(1,247,580)	(2,309,032)
Class R Shares	(96,427)	(80,521)
Class Y Shares	(660,294)	(1,274,860)
Distributions to shareholders from net realized gains:
Class A Shares	(24,176,823)	(18,280,811)
Class B Shares	(3,718,675)	(2,786,722)
Class K Shares	(9,251,542)	(7,744,511)
Class R Shares	(579,825)	(278,665)
Class Y Shares	(3,696,093)	(3,398,779)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(7,957,626)	(63,917,349)
Class B Shares	(7,376,954)	(7,780,183)
Class K Shares	(28,974,728)	(53,250,603)
Class R Shares	1,635,952	5,759,119
Class Y Shares	(17,972,978)	(1,346,589)
Short-term trading fees	9,646	16,870

Net decrease in net assets	(254,987,996)	(259,504,275)
NET ASSETS:
Beginning of year	559,663,574	819,167,849

End of year	$304,675,578	$559,663,574

Accumulated distributions in excess of net investment income	$(59,535)	$(10,088)

See Notes to Financial Statements.

23

Munder Index 500 Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Amount
Class A Shares:
Sold*	$44,731,920	$54,630,619
Issued as reinvestment of dividends and distributions	22,811,584	18,649,455
Redeemed	(75,501,130)	(137,197,423)

Net decrease	$(7,957,626)	$(63,917,349)

Class B Shares:
Sold	$1,456,431	$1,715,453
Issued as reinvestment of dividends and distributions	3,179,340	2,625,589
Redeemed*	(12,012,725)	(12,121,225)

Net decrease	$(7,376,954)	$(7,780,183)

Class K Shares:
Sold	$10,670,717	$19,891,440
Issued as reinvestment of dividends and distributions	8,147,878	7,115,033
Redeemed	(47,793,323)	(80,257,076)

Net decrease	$(28,974,728)	$(53,250,603)

Class R Shares:
Sold	$2,741,216	$7,056,909
Issued as reinvestment of dividends and distributions	676,251	359,185
Redeemed	(1,781,515)	(1,656,975)

Net increase	$1,635,952	$5,759,119

Class Y Shares:
Sold	$4,152,443	$10,022,261
Issued as reinvestment of dividends and distributions	3,724,549	4,099,581
Redeemed	(25,849,970)	(15,468,431)

Net decrease	$(17,972,978)	$(1,346,589)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

24

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Shares
Class A Shares:
Sold*	2,482,858	1,898,856
Issued as reinvestment of dividends and distributions	1,089,573	640,378
Redeemed	(4,330,335)	(4,736,953)

Net decrease	(757,904)	(2,197,719)

Class B Shares:
Sold	75,153	59,152
Issued as reinvestment of dividends and distributions	150,411	89,976
Redeemed*	(711,899)	(419,557)

Net decrease	(486,335)	(270,429)

Class K Shares:
Sold	606,696	689,902
Issued as reinvestment of dividends and distributions	387,000	244,176
Redeemed	(2,830,588)	(2,780,564)

Net decrease	(1,836,892)	(1,846,486)

Class R Shares:
Sold	167,192	238,107
Issued as reinvestment of dividends and distributions	32,303	12,405
Redeemed	(103,542)	(58,447)

Net increase	95,953	192,065

Class Y Shares:
Sold	231,272	340,950
Issued as reinvestment of dividends and distributions	178,073	140,771
Redeemed	(1,252,292)	(531,999)

Net decrease	(842,947)	(50,278)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

25

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06	6/30/05

Net asset value, beginning of period	$25.38	$31.24	$26.42	$24.80	$23.81

Income/(loss) from investment operations:
Net investment income	0.34	0.42	0.40	0.34	0.36
Net realized and unrealized gain/(loss) on investments	(6.64)	(4.48)	4.82	1.63	0.99

Total from investment operations	(6.30)	(4.06)	5.22	1.97	1.35

Less distributions:
Dividends from net investment income	(0.36)	(0.44)	(0.40)	(0.35)	(0.36)
Distributions from net realized gains	(2.00)	(1.36)	—	—	—

Total distributions	(2.36)	(1.80)	(0.40)	(0.35)	(0.36)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$16.72	$25.38	$31.24	$26.42	$24.80

Total return(d)	(26.59)%	(13.68)%	19.86%	7.95%	5.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$196,811	$317,990	$460,012	$467,002	$459,667
Ratio of operating expenses to average net assets	0.71%	0.60%	0.64%	0.66%	0.65%
Ratio of net investment income to average net assets	1.87%	1.46%	1.34%	1.29%	1.48%
Portfolio turnover rate	6%	3%	3%	6%	4%
Ratio of operating expenses to average net assets without expense waivers	0.81%	0.64%	0.64%	0.66%	0.65%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on December 9, 1992 and October 31, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

26

B Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/09(b)	6/30/08(b)	6/30/07	6/30/06	6/30/05

$25.39	$31.25	$26.43	$24.80	$23.82

0.28	0.35	0.30	0.25	0.29

(6.64)	(4.49)	4.85	1.66	0.99

(6.36)	(4.14)	5.15	1.91	1.28

(0.30)	(0.36)	(0.33)	(0.28)	(0.30)
(2.00)	(1.36)	—	—	—

(2.30)	(1.72)	(0.33)	(0.28)	(0.30)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$16.73	$25.39	$31.25	$26.43	$24.80

(26.83)%	(13.91)%	19.55%	7.72%	5.37%

$24,338	$49,290	$69,120	$76,756	$135,069

1.05%	0.89%	0.89%	0.91%	0.90%

1.52%	1.19%	1.08%	1.04%	1.23%
6%	3%	3%	6%	4%

1.55%	1.39%	1.39%	1.41%	1.40%

See Notes to Financial Statements.

27

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06	6/30/05

Net asset value, beginning of period	$25.37	$31.22	$26.41	$24.79	$23.80

Income/(loss) from investment operations:
Net investment income	0.33	0.42	0.39	0.35	0.36
Net realized and unrealized gain/(loss) on investments	(6.65)	(4.48)	4.82	1.62	0.99

Total from investment operations	(6.32)	(4.06)	5.21	1.97	1.35

Less distributions:
Dividends from net investment income	(0.34)	(0.43)	(0.40)	(0.35)	(0.36)
Distributions from net realized gains	(2.00)	(1.36)	—	—	—

Total distributions	(2.34)	(1.79)	(0.40)	(0.35)	(0.36)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$(16.71)	$25.37	$31.22	$26.41	$24.79

Total return(d)	(26.67)%	(13.67)%	19.83%	7.95%	5.68%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$49,686	$122,021	$207,857	$211,158	$273,790
Ratio of operating expenses to average net assets	0.79%	0.64%	0.64%	0.66%	0.65%
Ratio of net investment income to average net assets	1.76%	1.44%	1.34%	1.29%	1.48%
Portfolio turnover rate	6%	3%	3%	6%	4%
Ratio of operating expenses to average net assets without expense waivers	0.79%	0.64%	0.64%	0.66%	0.65%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 7, 1992 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

28

R Shares
Year	Year	Year	Year	Period
Ended	Ended	Ended	Ended	Ended
6/30/09(b)	6/30/08(b)	6/30/07	6/30/06	6/30/05

$25.38	$31.24	$26.42	$24.80	$22.98

0.27	0.34	0.33	0.27	0.32

(6.64)	(4.48)	4.82	1.63	1.81

(6.37)	(4.14)	5.15	1.90	2.13

(0.30)	(0.36)	(0.33)	(0.28)	(0.31)
(2.00)	(1.36)	—	—	—

(2.30)	(1.72)	(0.33)	(0.28)	(0.31)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

$16.71	$25.38	$31.24	$26.42	$24.80

(26.89)%	(13.92)%	19.56%	7.68%	9.26%

$6,231	$7,026	$2,649	$205	$17

1.06%	0.88%	0.88%	0.91%	0.90	%(e)

1.50%	1.21%	1.10%	1.04%	1.24	%(e)
6%	3%	3%	6%	4%

1.06%	0.88%	0.88%	0.91%	0.90	%(e)

See Notes to Financial Statements.

29

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)	6/30/07	6/30/06	6/30/05

Net asset value, beginning of period	$25.43	$31.30	$26.47	$24.84	$23.85

Income/(loss) from investment operations:
Net investment income	0.37	0.49	0.48	0.44	0.44
Net realized and unrealized gain/(loss) on investments	(6.66)	(4.50)	4.83	1.60	0.97

Total from investment operations	(6.29)	(4.01)	5.31	2.04	1.41

Less distributions:
Dividends from net investment income	(0.38)	(0.50)	(0.48)	(0.41)	(0.42)
Distributions from net realized gains	(2.00)	(1.36)	—	—	—

Total distributions	(2.38)	(1.86)	(0.48)	(0.41)	(0.42)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$16.76	$25.43	$31.30	$26.47	$24.84

Total return(d)	(26.47)%	(13.49)%	20.16%	8.20%	5.97%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$27,609	$63,337	$79,529	$72,834	$80,418
Ratio of operating expenses to average net assets	0.55%	0.39%	0.39%	0.41%	0.40%
Ratio of net investment income to average net assets	2.00%	1.70%	1.59%	1.54%	1.73%
Portfolio turnover rate	6%	3%	3%	6%	4%
Ratio of operating expenses to average net assets without expense waivers	0.55%	0.39%	0.39%	0.41%	0.40%

(a)	Class Y Shares of the Fund commenced operations on December 1, 1991.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

30

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Index 500 Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide performance and income that is comparable to the S&P 500® Index, a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

31

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2009 (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may be valued at the mean of the bid and asked prices. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable publicly-traded securities information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2009 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$303,624,757	$(230,183)
Level 2 — Other Significant Observable Inputs	3,499,447	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$307,124,204	$(230,183)

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/depreciation on the instrument.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the

33

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2009 (continued)

exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the period through October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2009.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

34

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2009 (continued)

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Adoption did not materially impact the amounts reported in the financial statements.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that no events have occurred that require disclosure.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.20% on the first $250 million of its average daily net assets; 0.12% on the next $250 million; and 0.07% on assets exceeding $500 million. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.17% for advisory services. Pursuant to an investment sub-advisory agreement with the Advisor, World Asset Management, Inc. (“World”) is responsible for the management of the Fund, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Fund, World is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.12% on the first $10 million of the Fund’s average daily net assets; 0.10% on the next $40 million; 0.08% on the next $50 million; 0.04% on the next $100 million; and 0.02% on assets exceeding $200 million.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based

35

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2009 (continued)

portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $479,533 before payment of sub-administration fees and $319,666 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.1290% for administrative services.

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated companies in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $18,668 in advisory fees before waivers and expense reimbursements ($1,312 after waivers and expense reimbursements) and $8,101 in administration fees.

Comerica Bank, which is an affiliate of World, provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. For the year ended June 30, 2009, Comerica Bank was paid $5,113 for its administrative, record keeping and other related services provided to the Fund. Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, earned $2 from commissions on sales of Class A Shares for the year ended June 30, 2009.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee

36

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2009 (continued)

consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor, World, Comerica Bank or any of their affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class R	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor (“Distributor”).

During the year ended June 30, 2009, the Distributor voluntarily waived a portion of its 12b-1 fees for Class A and B Shares of the Fund, amounting to

37

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2009 (continued)

$224,821 and $162,372, respectively. These waivers are collectively reflected as fees waived by Distributor in the accompanying Statement of Operations.

Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2009, the Fund paid $195 to Comerica Securities and $172,478 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, K and R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $20,268,578 and $102,769,938, respectively, for the year ended June 30, 2009.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $126,075,446, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $30,881,685 and net appreciation for Federal income tax purposes was $95,193,761. At June 30, 2009, aggregate cost for Federal income tax purposes was $211,930,443.

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2009 is as follows:

Derivatives	Liability Derivatives	Fair Value

Equity Contracts (Futures)	Balance Sheet Location: Net Assets — Unrealized Depreciation	$(230,183	)*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only includes current day’s variation margin.

For the year ended June 30, 2009, the Fund had the following derivative activity:

		Net Change in Unrealized
	Net Realized Loss	Appreciation/(Depreciation)
Derivative	Recognized in Income	Recognized in Income

Equity Contracts (Futures)	$(4,477,955)	$1,290,928

38

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2009 (continued)

At June 30, 2009, the Fund had the following open financial futures contracts:

		Notional	Market	Gross
		Value of	Value of	Unrealized
	Contracts	Contracts	Contracts	Depreciation

S&P 500® Index, September 2009	315	$14,649,308	$14,419,125	$(230,183)

6.	Affiliated Company Securities

The term “affiliated company” includes any company with control over an investment advisor or sub-advisor to the Fund and any company that is under common control with the Fund. At, or during the year ended June 30, 2009, the Fund held the following securities of companies that could be deemed to be affiliated companies:

	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/08	Cost	Shares	Proceeds	Shares	6/30/09	Income	Loss

Comerica Incorporated	$185,305	$—	—	$40,746	1,720	$116,537	$7,486	$(20,702)
Institutional Money Market Fund	27,671,544	109,353,768	109,353,768	137,025,312	137,025,312	—	159,120	—

7.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the federal funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $5,271.

39

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2009 (continued)

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from distribution redesignations were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$14,494	$(14,494)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2009 and June 30, 2008 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

June 30, 2009	$6,834,208	$41,437,452	$48,271,660
June 30, 2008	10,669,639	32,006,939	42,676,578

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized
Capital Gains	Appreciation	Total

$4,994,514	$95,193,761	$100,188,275

The differences between book and tax distributable earnings were primarily due to wash sales, mark-to-market adjustments of futures contracts, real estate investment trust basis adjustments and deferred trustees’ fees.

40

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2009 (continued)

10.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2009, the Fund designates approximately $9,357,098 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2009, the amount of long-term capital gain distributions designated by the Fund was $41,437,452.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. World votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

41

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2009 (continued)

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained World Asset Management, Inc. (“World”) to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated December 29, 2006, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and World, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and World and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, World, each of their services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determinations to renew the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business

42

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2009 (continued)

judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and World to the Fund under the Agreements: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of each of the Advisor and World. In connection with these considerations, the Board was presented with detailed information concerning the organizational structures of the Advisor and World, any recent changes within the Advisor’s or World’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial conditions of the Advisor and World;

•	the qualifications of management of each of the Advisor and World and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at World, personnel changes and changes in employee responsibilities within World in 2008 and 2009, the organizational structure and depth of World’s portfolio management team, and the structure of World’s compensation of key investment personnel;

•	the services provided by the Advisor and World during the previous year and the services anticipated to be provided in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and World with respect to the Fund and the process used by the Advisor to oversee World’s activities;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

43

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2009 (continued)

•	the Advisor’s performance, generally with respect to all of the Munder Funds and World’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and World in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that the Fund’s average annual total returns for Class Y Shares, on a gross basis, tracked closely the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

44

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2009 (continued)

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and World and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to the Fund, based on certain stated assumptions. The Board also considered detailed information provided by World as to the costs and profitability of World in 2008 with respect to the services provided by World to the Fund, based on certain stated assumptions. The Board also considered World’s representation that it does not engage in “soft dollar” transactions on behalf of the Fund. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement and the profitability of the Fund to World under the Sub-Advisory Agreement were not unreasonable in light of the costs related to the services that the Advisor and World provide the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement and should not preclude approval of the continuance of the Sub-Advisory Agreement.

45

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2009 (continued)

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or World from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor or World and their respective affiliates for providing services to the Fund, the Advisor or World may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Fund as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2009.

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal

46

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2009 (continued)

occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

47

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

48

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Fund. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

49

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF OffShore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

50

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

51

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Index 500 Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Index 500 Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Index 500 Fund of Munder Series Trust at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

52

[This Page Intentionally Left Blank]

53

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

SUB-ADVISOR

World Asset Management, Inc.
255 East Brown Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNINDEX609

ANNUAL REPORT
June 30, 2009

Munder International
Equity Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

Our criteria for buying and selling equity securities do not change in uncertain times. Throughout the past year, we have remained committed to our fundamental approach to stock selection, always paying careful attention to investment fundamentals, such as financial strength, earnings prospects and valuation. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through these uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
23	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2009 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country in which the issuer’s headquarters is located. In the case of investments in investment companies, including exchange-traded funds, country classification is based on the country exposure represented by the investment company, which may be “multi-country.”

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Brian Kozeliski and Peter Collins*

Reflecting the negative and volatile international stock market environment for the Fund’s fiscal year ended June 30, 2009, the Fund had a return of -28.20% for the period, but outperformed the -31.35% return for its MSCI EAFE Index (net dividends) benchmark and the -31.93% median return for the Lipper universe of international large-cap core funds.

The Fund benefited from the strong relative performance of its U.K., German and French holdings, which more than offset weakness in its Belgian and Australian stocks. The U.K. segment of the Fund was helped by strength in its materials, financials and consumer discretionary holdings, while German holdings were particularly strong in the consumer discretionary and financials sectors. French holdings showed the greatest relative strength in the industrials, financials and telecommunication services sectors.

In terms of sectors, the financials, materials and consumer discretionary sectors showed the greatest relative strength, more than countering the Fund’s weakness in the consumer staples, energy and utilities sectors.

Overweights in two U.K. stocks, Barclays (1.5% of the Fund) and Brit Insurance Holdings, which was sold in November 2008, made significant contributions to the Fund’s relative strength in the financials sector. Other positive contributors to the Fund’s relative performance in the sector included overweights in Hopson Development Holdings (0.6% of the Fund), a Hong Kong stock, Daito Trust Construction (0.4% of the Fund), a Japanese holding, and Muenchener Rueckversicherungs (1.1% of the Fund), a German insurance stock.

A position in Kazakhmys (0.1% of the Fund), which was purchased in November 2008, and the lack of a position in Rio Tinto were key contributors to the Fund’s relative strength in U.K. materials sector stocks. Overweights in Boliden (0.3% of the Fund), a Swedish company, and Nippon Paper Group (0.4% of the Fund), a Japanese company, also made a significant contribution to the Fund’s relative strength in the materials sector. The Fund’s relative strength in the consumer discretionary sector was largely due to an overweight in Volkswagen (0.8% of the Fund).

*	Mr. Collins became a member of the portfolio management team in May 2009, and was therefore not involved in its management during most of the year ended June 30, 2009.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iii

The Lipper universe of international large-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Equity Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09
					Lipper
					International
Class and	With		Without	MSCI EAFE	Large-Cap Core
Inception Date	Load		Load	Index*	Funds Median**

CLASS Y 12/1/91	N/A		$11,512	$11,246	$9,914

CLASS A 11/30/92	$10,617	#	11,233	11,246	9,914

CLASS B 3/9/94	N/A		10,557	11,246	9,914

CLASS C 9/29/95	N/A		10,410	11,246	9,914

CLASS K 11/23/92	N/A		11,223	11,246	9,914

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). Index comparative returns for Class Y, A, B, C and K Shares of the Fund are as of 7/1/99.

**	The Lipper International Large-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class Y, A, B, C, and K Shares of the Fund are as of 7/1/99.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/1/91	N/A		(28.20)%	N/A		3.07%	N/A		1.42%	N/A		5.29%

CLASS A 11/30/92	(32.38)%	#	(28.45)%	1.65%	#	2.81%	0.60%	#	1.17%	4.62%	#	4.98%

CLASS B 3/9/94	(32.19)%	†	(28.90)%	1.72%†		2.06%	N/A		0.54%	N/A		3.32%

CLASS C 9/29/95	(29.63)%†		(28.97)%	N/A		2.05%	N/A		0.40%	N/A		2.93%

CLASS K 11/23/92	N/A		(28.41)%	N/A		2.81%	N/A		1.16%	N/A		5.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/08 were 1.15%, 1.40%, 2.15%, 2.15% and 1.40%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1991-1996 calendar years and the Fund’s Class A, B, C and K Shares during the 1992-1996 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns and yields would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$1,077.90	$6.65	1.29%
Class A	$1,000.00	$1,076.15	$7.93	1.54%
Class B	$1,000.00	$1,073.01	$11.72	2.28%
Class C	$1,000.00	$1,072.11	$11.77	2.29%
Class K	$1,000.00	$1,076.15	$7.93	1.54%

Hypothetical
Class Y	$1,000.00	$1,018.40	$6.46	1.29%
Class A	$1,000.00	$1,017.16	$7.70	1.54%
Class B	$1,000.00	$1,013.49	$11.38	2.28%
Class C	$1,000.00	$1,013.44	$11.43	2.29%
Class K	$1,000.00	$1,017.16	$7.70	1.54%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder International Equity Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a),(b)

COMMON STOCKS — 96.6%
Australia — 6.1%
61,634	AMP Ltd	$241,501
49,600	Ansell Ltd	349,362
45,178	BlueScope Steel Ltd	91,380
96,200	Boral Ltd	313,369
202,900	Challenger Financial Services Group Ltd	364,219
64,900	Coca-Cola Amatil Ltd	449,590
1,166,500	Commonwealth Property Office Fund	775,881
126,869	CSR Ltd	172,764
534,900	Infigen Energy	493,921
40,600	Iress Market Technology Ltd	236,208
37,300	Metcash Ltd	129,172
144,000	Pacific Brands Ltd	98,143
288,422	Qantas Airways Ltd	465,272
47,142	QBE Insurance Group Ltd	752,189
1,634,002	Sigma Pharmaceuticals Ltd	1,589,118
15,142	Sims Metal Management Ltd	315,256
70,428	Wesfarmers Ltd	1,282,048

		8,119,393

Austria — 1.3%
327,200	IMMOFINANZ AG †	671,283
28,600	Raiffeisen International Bank Holding AG	993,211

		1,664,494

Belgium — 1.0%
10,000	Anheuser-Busch InBev NV	362,025
13,000	Compagnie Maritime Belge SA	395,114
50,000	Fortis †	170,471
20,400	KBC Groep NV †	372,146

		1,299,756

Denmark — 0.4%
60,000	Danske Bank A/S, ADR †,(c)	519,000

Finland — 0.5%
16,900	Kesko OYJ, B Shares	448,012
7,700	Rautaruukki OYJ	153,991

		602,003

See Notes to Financial Statements.

1

Munder International Equity Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a),(b)

COMMON STOCKS (Continued)
France — 10.8%
15,670	AXA SA	$296,246
36,800	AXA SA, ADR (c)	697,728
10,286	BNP Paribas	667,495
18,500	BNP Paribas, ADR (c)	599,955
12,850	Cap Gemini SA	474,630
16,200	Casino Guichard Perrachon SA	1,094,241
9,000	CNP Assurances	859,293
19,691	Credit Agricole SA	246,628
29,800	France Telecom SA, ADR (c)	679,738
7,900	GDF Suez	295,126
16,609	GDF Suez, ADR (c)	622,007
1,300	Lafarge SA †	88,266
14,900	PEUGEOT SA, ADR †,(c)	390,082
15,000	Renault SA †	553,755
4,650	Sanofi-Aventis SA	273,472
18,791	Sanofi-Aventis SA, ADR (c)	554,147
5,150	Schneider Electric SA	393,870
41,200	SCOR SE	846,126
8,766	Societe Generale	478,288
17,910	Total SA, ADR (c)	971,259
16,300	Veolia Environnement, ADR (c)	481,502
51,087	Vinci SA	2,292,795
25,800	Vivendi	618,021

		14,474,670

Germany — 7.6%
2,469	Allianz SE	228,313
87,300	Allianz SE, ADR (c)	804,033
5,000	Daimler AG	180,910
5,000	Deutsche Bank AG	304,264
14,300	Deutsche Bank AG, GRS (c)	872,300
74,400	Deutsche Lufthansa AG, ADR (c)	940,416
13,500	Deutsche Postbank AG †	344,219
67,688	Deutsche Telekom AG	799,973
34,150	E.ON AG	1,212,132
28,650	E.ON AG, ADR (c)	1,014,809
8,675	MAN SE	533,549
2,300	Metro AG	109,946
10,600	Muenchener Rueckversicherungs AG	1,433,593

See Notes to Financial Statements.

2

Shares		Value(a),(b)

Germany (Continued)
7,300	RWE AG	$576,294
1,600	Salzgitter AG	140,671
28,000	ThyssenKrupp AG	697,612

		10,193,034

Greece — 1.3%
28,000	Hellenic Petroleum SA	270,670
41,100	National Bank of Greece SA †	1,126,065
36,200	Sidenor Steel Products Manufacturing Co SA	269,949

		1,666,684

Hong Kong — 3.1%
1,453,000	China Pharmaceutical Group Ltd	743,499
478,700	Hopson Development Holdings Ltd	734,938
215,600	Hutchison Whampoa Ltd	1,401,556
133,500	Kingboard Chemical Holdings Ltd	333,215
491,000	Noble Group Ltd	614,728
85,000	Orient Overseas International Ltd	360,207

		4,188,143

Ireland — 0.6%
84,700	Irish Life & Permanent PLC	435,334
76,000	Smurfit Kappa Group PLC	411,009

		846,343

Italy — 4.5%
28,400	Benetton Group SpA, ADR (c)	499,556
269,500	Enel SpA	1,312,913
47,111	ENI SpA	1,117,607
17,595	Exor SpA	254,856
24,400	Fiat SpA †	247,531
80,700	Saras SpA	230,563
266,100	Telecom Italia SpA	261,646
56,000	Telecom Italia SpA, Ordinary Shares, ADR (c)	770,560
5,611	Telecom Italia SpA, Saving Shares, ADR (c)	55,100
115,410	UniCredit SpA †,(d)	289,910
378,301	UniCredit SpA †,(d)	969,194

		6,009,436

Japan — 22.4%
15,700	Aeon Co Ltd	154,649
79,300	Aiful Corp	302,241

See Notes to Financial Statements.

3

Munder International Equity Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a),(b)

COMMON STOCKS (Continued)
Japan (Continued)
60,500	Aioi Insurance Co Ltd	$275,044
39,000	Asahi Breweries Ltd	560,056
18,000	Astellas Pharma Inc	635,833
54,100	Brother Industries Ltd	477,566
18,500	Canon Inc	602,119
30,899	Canon Inc, ADR (c)	1,005,145
12,600	Daito Trust Construction Co Ltd	591,441
96,000	Fuji Heavy Industries Ltd	386,099
203,000	Fujitsu Ltd	1,100,004
27,200	Hitachi Chemical Co Ltd	437,163
43,800	Hitachi Construction Machinery Co Ltd	708,468
24,700	Hitachi Kokusai Electric Inc	163,741
14,300	Hitachi Ltd, ADR (c)	442,871
14,000	Honda Motor Co Ltd	383,336
44,800	Honda Motor Co Ltd, ADR (c)	1,226,176
172,000	Isuzu Motors Ltd	274,706
58,850	ITOCHU Corp	406,471
42,400	JFE Holdings Inc	1,416,177
300	KDDI Corp	1,590,528
50,000	Kyowa Hakko Kirin Co Ltd	563,915
179,000	Mazda Motor Corp	454,433
47,675	Mediceo Paltac Holdings Co Ltd	545,533
264,700	Mitsubishi Chemical Holdings Corp	1,116,671
34,300	Mitsubishi Corp, ADR (c)	1,255,380
79,000	Mitsubishi Materials Corp	245,494
69,000	Mitsubishi Tanabe Pharma Corp	792,973
7,300	Mitsumi Electric Co Ltd	155,057
96,600	Mizuho Financial Group Inc	224,672
163,000	NEC Corp †	636,390
151,500	Nichirei Corp	593,337
20,700	Nippon Paper Group Inc	534,780
67,200	Nippon Telegraph & Telephone Corp, ADR (c)	1,367,520
196,400	Nissan Motor Co Ltd	1,185,715
77,000	NTT DoCoMo Inc, ADR (c)	1,120,350
63,600	Pioneer Corp †	187,764
35,500	QP Corp	369,899
7,300	Ricoh Co Ltd, ADR (c)	468,295
31,200	Round One Corp	310,551
38,400	Shinwa Kaiun Kaisha Ltd	115,604

See Notes to Financial Statements.

4

Shares		Value(a),(b)

Japan (Continued)
43,400	Showa Shell Sekiyu KK	$457,463
57,000	Sompo Japan Insurance Inc	378,430
67,900	Sumitomo Heavy Industries Ltd	300,380
3,200	Sumitomo Mitsui Financial Group Inc	129,403
22,300	Suzuken Co Ltd	644,816
11,100	Takata Corp	174,530
32,900	Takefuji Corp	178,685
27,700	Toyota Motor Corp, ADR (c)	2,092,181
15,200	TS Tech Co Ltd	220,740

		29,960,795

Luxembourg — 0.5%
21,000	ArcelorMittal	689,675

Netherlands — 5.3%
71,000	Aegon NV	436,695
146,400	ING Groep NV, ADR (c)	1,484,496
98,000	OCE NV	530,012
44,000	Royal Dutch Shell PLC, Class A, ADR (c)	2,208,360
28,710	Royal Dutch Shell PLC, Class B, ADR (c)	1,460,191
40,700	Unilever NV, NYR (c)	984,126

		7,103,880

New Zealand — 0.1%
37,200	Fletcher Building Ltd	157,485

Norway — 0.1%
15,200	DnB NOR ASA †	116,379

Portugal — 0.1%
38,000	REN — Redes Energeticas Nacionais SA	162,710

Singapore — 0.4%
577,600	Neptune Orient Lines Ltd/Singapore	584,908

South Africa — 0.2%
52,400	Aquarius Platinum Ltd	204,218

Spain — 4.9%
5,000	Acciona SA	614,629
13,300	ACS Actividades de Construccion y Servicios SA	674,363
30,400	Almirall SA	337,643
68,182	Banco Bilbao Vizcaya Argentaria SA, ADR (c)	856,366
212,010	Banco Santander SA, ADR (c)	2,565,321
25,400	Gas Natural SDG SA	462,629

See Notes to Financial Statements.

5

Munder International Equity Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a),(b)

COMMON STOCKS (Continued)
Spain (Continued)
26,100	Repsol YPF SA	$585,283
5,800	Telefonica SA, ADR (c)	393,762

		6,489,996

Sweden — 2.2%
58,500	Boliden AB	443,587
27,600	SSAB AB, Class A	321,308
50,700	Svenska Cellulosa AB, B Shares	533,535
83,300	Telefonaktiebolaget LM Ericsson, ADR (c)	814,674
34,800	Trelleborg AB, B Shares †	116,511
124,500	Volvo AB, ADR (c)	765,675

		2,995,290

Switzerland — 6.3%
8,100	Adecco SA	338,260
3,000	Credit Suisse Group AG	136,949
800	Galenica AG	236,169
15,600	Holcim Ltd †	888,622
17,850	Nestle SA, ADR (c)	671,517
7,361	Novartis AG	299,066
26,832	Novartis AG, ADR (c)	1,094,477
10,700	Schmolz + Bickenbach AG	295,532
2,500	Sonova Holding AG	203,454
65,900	Swatch Group AG/The	2,160,778
700	Swiss Life Holding AG	60,766
12,300	Swiss Reinsurance	406,951
26,400	Xstrata PLC	291,164
72,200	Zurich Financial Services AG, ADR (c)	1,275,052

		8,358,757

United Kingdom — 16.9%
11,300	Antofagasta PLC	109,731
39,400	AstraZeneca PLC, ADR (c)	1,739,116
60,300	Aviva PLC	340,752
108,525	Barclays PLC, ADR (c)	2,001,201
70,600	BBA Aviation PLC	132,677
5,200	BHP Billiton PLC, ADR (c)	236,392
95,376	BP PLC	754,725
47,400	BP PLC, ADR (c)	2,260,032
19,200	British American Tobacco PLC	530,408

See Notes to Financial Statements.

6

Shares		Value(a),(b)

United Kingdom (Continued)
23,950	British American Tobacco PLC, ADR (c)	$1,336,410
166,300	Centrica PLC	611,103
93,600	Dairy Crest Group PLC	495,119
21,410	Diageo PLC, ADR (c)	1,225,723
95,550	GKN PLC, ADR (c)	193,967
31,943	GlaxoSmithKline PLC	562,502
28,336	GlaxoSmithKline PLC, ADR (c)	1,001,394
83,400	Home Retail Group PLC	357,691
51,447	HSBC Holdings PLC, ADR (c)	2,148,941
11,300	Imperial Tobacco Group PLC, ADR (c)	587,035
3,306,000	Inchcape Plc	1,044,865
20,700	Johnson Matthey PLC	393,044
13,700	Kazakhmys PLC	142,808
71,545	Lloyds Banking Group PLC, ADR (c)	341,270
639,500	Old Mutual PLC	851,565
217,900	Premier Foods PLC †	132,001
10,100	Rexam PLC, ADR (c)	237,754
272,600	RSA Insurance Group PLC	540,917
35,000	Unilever PLC, ADR (c)	822,500
75,494	Vodafone Group PLC, ADR (c)	1,471,378

		22,603,021

TOTAL COMMON STOCKS
(Cost $150,950,546)		129,010,070

PREFERRED STOCK — 0.8%
(Cost $1,088,649)
Germany — 0.8%
15,300	Volkswagen AG	1,070,519

RIGHT — 0.0%#
(Cost $0)
Australia — 0.0%#
95,700	Australian Infrastructure, expires 07/10/09, (exercise price AUD 1.10) †	19,279

INVESTMENT COMPANY SECURITIES — 2.3%
Australia — 0.1%
191,400	Australian Infrastructure Fund	207,577

See Notes to Financial Statements.

7

Munder International Equity Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a),(b)

INVESTMENT COMPANY SECURITIES (Continued)
Multi-Country — 1.9%
28,000	iShares MSCI EAFE Index Fund (c)	$1,282,680
40,000	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (c)	1,235,600

		2,518,280

Switzerland — 0.3%
5,700	Pargesa Holding SA	355,664

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $3,399,103)		3,081,521

TOTAL INVESTMENTS
(Cost $155,438,298)	99.7%	133,181,389
OTHER ASSETS AND LIABILITIES (Net)	0.3	425,718

NET ASSETS	100.0%	$133,607,107

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	As of June 30, 2009, value for the following types of securities represents fair value as determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2):

•	Common and preferred stocks that are not designated as ADR, GRS or NYR

•	Rights

•	Investment company securities that trade on a foreign exchange

At June 30, 2009, fair valued securities represent $81,035,869, 60.7% of net assets.

(b)	Unless otherwise indicated, the values of the securities of the Fund were determined based on level 2 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(c)	Security value was determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(d)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.

ABBREVIATIONS:
ADR	— American Depositary Receipt
GRS	— Global Registered Shares
NYR	— New York Registered Shares

See Notes to Financial Statements.

8

At June 30, 2009, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Commercial Banks	11.2%	$14,989,666
Insurance	8.4	11,160,527
Oil, Gas & Consumable Fuels	7.7	10,316,152
Pharmaceuticals	6.4	8,598,037
Automobiles	5.5	7,374,922
Metals & Mining	4.5	6,064,945
Diversified Telecommunication Services	3.2	4,328,300
Wireless Telecommunication Services	3.1	4,182,256
Electric Utilities	3.1	4,154,483
Food Products	3.0	4,068,499
Food & Staples Retailing	2.4	3,218,068
Office Electronics	2.3	3,083,137
Health Care Providers & Services	2.3	3,015,636
Construction & Engineering	2.2	2,967,158
Multi-Utilities	2.1	2,748,742
Textiles, Apparel & Luxury Goods	2.0	2,660,334
Beverages	1.9	2,597,394
Tobacco	1.8	2,453,853
Machinery	1.8	2,424,583
Trading Companies & Distributors	1.7	2,276,580
Diversified Financial Services	1.7	2,274,042
Real Estate Management & Development	1.5	1,997,662
Chemicals	1.5	1,946,879
Computers & Peripherals	1.3	1,736,394
Industrial Conglomerates	1.2	1,574,320
Marine	1.1	1,455,833
Construction Materials	1.1	1,447,742
Airlines	1.1	1,405,688
Capital Markets	1.0	1,313,513
Distributors	0.9	1,143,008
Paper & Forest Products	0.8	1,068,315
Communications Equipment	0.7	978,415
Electronic Equipment & Instruments	0.7	931,143
Real Estate Investment Trusts (REITs)	0.6	775,880
Information Technology Services	0.5	710,838
Containers & Packaging	0.5	648,763
Media	0.5	618,021
Auto Components	0.4	589,237
Health Care Equipment & Supplies	0.4	552,816

See Notes to Financial Statements.

9

Munder International Equity Fund

Portfolio of Investments, June 30, 2009 (continued)

	% of
	Net Assets	Value

COMMON STOCKS (Continued)
Independent Power Producers & Energy Traders	0.4%	$493,921
Consumer Finance	0.4	480,926
Gas Utilities	0.4	462,629
Electrical Equipment	0.3	393,870
Internet & Catalog Retail	0.3	357,691
Professional Services	0.3	338,260
Hotels, Restaurants & Leisure	0.2	310,551
Household Durables	0.1	187,764
Transportation Infrastructure	0.1	132,677

TOTAL COMMON STOCKS	96.6	129,010,070
PREFERRED STOCK	0.8	1,070,519
RIGHT	0.0 #	19,279
INVESTMENT COMPANY SECURITIES	2.3	3,081,521

TOTAL INVESTMENTS	99.7	133,181,389
OTHER ASSETS AND LIABILITIES (NET)	0.3	425,718

NET ASSETS	100.0%	$133,607,107

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder International Equity Fund

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value (see accompanying schedule)	$133,181,389
Foreign currency, at value	731,774
Dividends receivable	404,142
Receivable for investment securities sold	68,423
Receivable for Fund shares sold	67,704
Prepaid expenses and other assets	166,785

Total Assets	134,620,217

LIABILITIES:
Due to custodian	511,903
Payable for Fund shares redeemed	266,659
Trustees’ fees and expenses payable	114,673
Transfer agency/record keeping fees payable	28,472
Administration fees payable	17,022
Custody fees payable	8,800
Distribution and shareholder servicing fees payable — Class A, B and C Shares	5,945
Shareholder servicing fees payable — Class K Shares	4,622
Investment advisory fees payable	2,769
Accrued expenses and other payables	52,245

Total Liabilities	1,013,110

NET ASSETS	$133,607,107

Investments, at cost	$155,438,298

Foreign currency, at cost	$724,893

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$3,734,941
Accumulated net realized loss on investments sold	(34,118,129)
Net unrealized depreciation of investments	(22,241,645)
Paid-in capital	186,231,940

$133,607,107

NET ASSETS:
Class A Shares	$12,553,517

Class B Shares	$1,504,219

Class C Shares	$2,422,405

Class K Shares	$20,457,485

Class Y Shares	$96,669,481

SHARES OUTSTANDING:
Class A Shares	1,069,850

Class B Shares	134,721

Class C Shares	214,336

Class K Shares	1,744,137

Class Y Shares	8,125,479

CLASS A SHARES:
Net asset value and redemption price per share	$11.73

Maximum sales charge	5.50%
Maximum offering price per share	$12.41

CLASS B SHARES:
Net asset value and offering price per share*	$11.17

CLASS C SHARES:
Net asset value and offering price per share*	$11.30

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$11.73

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$11.90

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder International Equity Fund

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$5,694,500
Dividends on securities of affiliated company	29,388
Securities lending, net of borrower rebates	187,711

Total Investment Income	5,911,599

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	36,554
Class B Shares	20,435
Class C Shares	30,432
Shareholder servicing fees:
Class K Shares	77,119
Investment advisory fees	1,079,945
Administration fees	217,311
Transfer agency/record keeping fees	126,009
Custody fees	112,053
Legal and audit fees	57,627
Registration and filing fees	55,421
Trustees’ fees and expenses	34,145
Other	67,090

Total Expenses	1,914,141

NET INVESTMENT INCOME	3,997,458

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from:
Security transactions	(25,777,157)
Foreign currency-related transactions	(158,703)
Net change in unrealized appreciation/(depreciation) of:
Securities	(40,049,413)
Foreign currency-related transactions	(161)

Net realized and unrealized loss on investments	(65,985,434)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(61,987,976)

(a)	Net of foreign withholding taxes of $513,109.

See Notes to Financial Statements.

14

Munder International Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Net investment income	$3,997,458	$6,136,910
Net realized gain/(loss) from security transactions and foreign currency-related transactions	(25,935,860)	9,797,791
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(40,049,574)	(48,870,152)

Net decrease in net assets resulting from operations	(61,987,976)	(32,935,451)
Dividends to shareholders from net investment income:
Class A Shares	(618,629)	(387,217)
Class B Shares	(86,548)	(55,868)
Class C Shares	(123,622)	(75,039)
Class K Shares	(1,525,431)	(1,168,373)
Class Y Shares	(3,681,638)	(2,514,626)
Distributions to shareholders from net realized gains:
Class A Shares	(790,639)	(1,455,440)
Class B Shares	(125,188)	(325,266)
Class C Shares	(178,814)	(436,882)
Class K Shares	(1,949,585)	(4,391,613)
Class Y Shares	(4,529,557)	(8,453,241)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(2,058,533)	4,459,925
Class B Shares	(1,034,414)	(456,549)
Class C Shares	(1,007,825)	(224,977)
Class K Shares	(15,098,543)	5,175,733
Class Y Shares	9,344,323	14,678,473
Short-term trading fees	169	594

Net decrease in net assets	(85,452,450)	(28,565,817)
NET ASSETS:
Beginning of year	219,059,557	247,625,374

End of year	$133,607,107	$219,059,557

Undistributed net investment income	$3,734,941	$5,922,958

See Notes to Financial Statements.

15

Munder International Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Amount
Class A Shares:
Sold*	$3,338,679	$11,041,621
Issued as reinvestment of dividends and distributions	716,118	1,210,979
Redeemed	(6,113,330)	(7,792,675)

Net increase/(decrease)	$(2,058,533)	$4,459,925

Class B Shares:
Sold	$154,189	$985,799
Issued as reinvestment of dividends and distributions	150,788	240,580
Redeemed*	(1,339,391)	(1,682,928)

Net decrease	$(1,034,414)	$(456,549)

Class C Shares:
Sold	$408,418	$1,373,624
Issued as reinvestment of dividends and distributions	166,106	311,322
Redeemed	(1,582,349)	(1,909,923)

Net decrease	$(1,007,825)	$(224,977)

Class K Shares:
Sold	$2,284,173	$21,489,401
Issued as reinvestment of dividends and distributions	167,280	311,427
Redeemed	(17,549,996)	(16,625,095)

Net increase/(decrease)	$(15,098,543)	$5,175,733

Class Y Shares:
Sold	$15,349,275	$16,532,932
Issued as reinvestment of dividends and distributions	7,818,099	10,394,824
Redeemed	(13,823,051)	(12,249,283)

Net increase	$9,344,323	$14,678,473

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

16

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Shares
Class A Shares:
Sold*	288,074	546,617
Issued as reinvestment of dividends and distributions	50,466	59,801
Redeemed	(543,640)	(399,395)

Net increase/(decrease)	(205,100)	207,023

Class B Shares:
Sold	12,328	50,398
Issued as reinvestment of dividends and distributions	11,104	12,331
Redeemed*	(117,212)	(91,762)

Net decrease	(93,780)	(29,033)

Class C Shares:
Sold	35,675	68,626
Issued as reinvestment of dividends and distributions	12,089	15,779
Redeemed	(146,171)	(102,318)

Net decrease	(98,407)	(17,913)

Class K Shares:
Sold	151,699	1,081,954
Issued as reinvestment of dividends and distributions	11,797	15,387
Redeemed	(1,607,250)	(865,168)

Net increase/(decrease)	(1,443,754)	232,173

Class Y Shares:
Sold	1,371,924	857,418
Issued as reinvestment of dividends and distributions	544,436	508,305
Redeemed	(1,096,715)	(627,310)

Net increase	819,645	738,413

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

17

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$17.70	$22.05	$17.97	$14.09		$12.64

Income/(loss) from investment operations:
Net investment income	0.31	0.48	0.43	0.28		0.19
Net realized and unrealized gain/(loss) on investments	(5.14)	(3.21)	4.55	3.70		1.32

Total from investment operations	(4.83)	(2.73)	4.98	3.98		1.51

Less distributions:
Dividends from net investment income	(0.50)	(0.34)	(0.26)	(0.15)		(0.06)
Distributions from net realized gains	(0.64)	(1.28)	(0.64)	—		—

Total distributions	(1.14)	(1.62)	(0.90)	(0.15)		(0.06)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.05		—

Net asset value, end of period	$11.73	$17.70	$22.05	$17.97		$14.09

Total return(d)	(28.45)%	(13.30)%	28.48%	28.77	%(e)	11.93%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,554	$22,568	$23,553	$15,034		$11,497
Ratio of operating expenses to average net assets	1.46%	1.39%	1.44%	1.53%		1.65%
Ratio of net investment income to average net assets	2.65%	2.46%	2.14%	1.70%		1.37%
Portfolio turnover rate	45%	31%	51%	43%		54%
Ratio of operating expenses to average net assets without expense waivers	1.46%	1.39%	1.44%	1.53%		1.65%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on November 30, 1992 and March 9, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 28.41% for Class A Shares and 27.50% for Class B Shares.

See Notes to Financial Statements.

18

B Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$16.96	$21.23	$17.32	$13.59		$12.24

0.20	0.29	0.30	0.07		0.11

(4.91)	(3.06)	4.37	3.66		1.24

(4.71)	(2.77)	4.67	3.73		1.35

(0.44)	(0.22)	(0.12)	(0.05)		—
(0.64)	(1.28)	(0.64)	—		—

(1.08)	(1.50)	(0.76)	(0.05)		—

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.05		—

$11.17	$16.96	$21.23	$17.32		$13.59

(28.90)%	(13.98)%	27.50%	27.87	%(e)	11.03%

$1,504	$3,875	$5,468	$3,328		$4,670
2.20%	2.14%	2.19%	2.29%		2.40%

1.74%	1.53%	1.53%	0.46%		0.85%
45%	31%	51%	43%		54%

2.20%	2.14%	2.19%	2.29%		2.40%

See Notes to Financial Statements.

19

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$17.15	$21.45	$17.49	$13.73		$12.36

Income/(loss) from investment operations:
Net investment income/(loss)	0.21	0.30	0.30	0.14		0.08
Net realized and unrealized gain/(loss) on investments	(4.98)	(3.10)	4.42	3.62		1.29

Total from investment operations	(4.77)	(2.80)	4.72	3.76		1.37

Less distributions:
Dividends from net investment income	(0.44)	(0.22)	(0.12)	(0.05)		—
Distributions from net realized gains	(0.64)	(1.28)	(0.64)	—		—

Total distributions	(1.08)	(1.50)	(0.76)	(0.05)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.05		—

Net asset value, end of period	$11.30	$17.15	$21.45	$17.49		$13.73

Total return(d)	(28.97)%	(13.92)%	27.52%	27.80	%(e)	11.08%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,422	$5,364	$7,093	$3,746		$3,132
Ratio of operating expenses to average net assets	2.21%	2.14%	2.19%	2.28%		2.40%
Ratio of net investment income/(loss) to average net assets	1.79%	1.57%	1.55%	0.84%		0.59%
Portfolio turnover rate	45%	31%	51%	43%		54%
Ratio of operating expenses to average net assets without expense waivers	2.21%	2.14%	2.19%	2.28%		2.40%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on September 29, 1995 and November 23, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 27.44% for Class C Shares and 28.43% for Class K Shares.

See Notes to Financial Statements.

20

K Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$17.70	$22.05	$17.96	$14.08		$12.64

0.29	0.47	0.42	0.25		0.17

(5.12)	(3.20)	4.57	3.73		1.33

(4.83)	(2.73)	4.99	3.98		1.50

(0.50)	(0.34)	(0.26)	(0.15)		(0.06)
(0.64)	(1.28)	(0.64)	—		—

(1.14)	(1.62)	(0.90)	(0.15)		(0.06)

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.05		—

$11.73	$17.70	$22.05	$17.96		$14.08

(28.41)%	(13.31)%	28.50%	28.79	%(e)	11.85%

$20,457	$56,416	$65,175	$50,324		$39,206
1.45%	1.39%	1.44%	1.53%		1.65%

2.44%	2.38%	2.11%	1.54%		1.25%
45%	31%	51%	43%		54%

1.45%	1.39%	1.44%	1.53%		1.65%

See Notes to Financial Statements.

21

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$17.91	$22.28	$18.14	$14.22		$12.76

Income/(loss) from investment operations:
Net investment income	0.35	0.53	0.48	0.30		0.24
Net realized and unrealized gain/(loss) on investments	(5.20)	(3.24)	4.61	3.76		1.31

Total from investment operations	(4.85)	(2.71)	5.09	4.06		1.55

Less distributions:
Dividends from net investment income	(0.52)	(0.38)	(0.31)	(0.19)		(0.09)
Distributions from net realized gains	(0.64)	(1.28)	(0.64)	—		—

Total distributions	(1.16)	(1.66)	(0.95)	(0.19)		(0.09)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.05		—

Net asset value, end of period	$11.90	$17.91	$22.28	$18.14		$14.22

Total return(d)	(28.20)%	(13.09)%	28.81%	29.11	%(e)	12.09%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$96,669	$130,837	$146,336	$101,748		$77,927
Ratio of operating expenses to average net assets	1.22%	1.14%	1.19%	1.28%		1.40%
Ratio of net investment income to average net assets	2.96%	2.70%	2.39%	1.81%		1.74%
Portfolio turnover rate	45%	31%	51%	43%		54%
Ratio of operating expenses to average net assets without expense waivers	1.22%	1.14%	1.19%	1.28%		1.40%

(a)	Class Y Shares of the Fund commenced operations on December 1, 1991.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 28.75% for Class Y Shares.

See Notes to Financial Statements.

22

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder International Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or

23

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$52,145,520
Level 2 — Other Significant Observable Inputs	81,035,869
Level 3 — Significant Unobservable Inputs	—

Total	$133,181,389

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency exchange spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency exchange spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund

25

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited. As of June 30, 2009, the Fund did not have any portfolio securities on loan.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2009, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s

26

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2009.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. During the year ended June 30, 2009, the Fund did not engage in derivative transactions.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed

27

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $217,311 before payment of sub-administration fees and $142,274 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.1509% for administrative services.

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $3,011 in advisory fees before waivers and expense reimbursements ($212 after waivers and expense reimbursements) and $1,306 in administrative fees.

As of June 30, 2009, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services

28

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $12,601 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2009.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor, Comerica or any of their affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

29

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2009, the Fund paid $298 to Comerica Securities and $76,809 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $64,616,988 and $77,476,445, respectively, for the year ended June 30, 2009.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $10,451,235, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $33,576,904 and net depreciation for Federal income tax purposes was $23,125,669. At June 30, 2009, aggregate cost for Federal income tax purposes was $156,307,058.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. During the year ended June 30, 2009, the Fund held the following security, which could be deemed to be issued by an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/08	Cost	Shares	Cost	Shares	6/30/09	Income	Gain/(Loss)

Institutional Money Market Fund	$2,204,322	$24,784,938	24,784,938	$26,989,260	26,989,260	$—	$29,388	$—

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of

30

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the federal funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $2,043.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed

31

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, expired merger capital loss and distribution redesignations were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain	Capital

$(149,607)	$1,587,439	(1,437,832)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2009 and June 30, 2008 was as follows:

		Long-term
	Ordinary	Capital
	Income	Gains	Total

June 30, 2009	$6,036,815	$7,572,836	$13,609,651
June 30, 2008	4,477,855	14,785,710	19,263,565

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post
Ordinary	October	Capital Loss	Unrealized
Income	Loss	Carryover	Depreciation	Total

$4,001,887	$(25,055,164)	$(5,405,873)	$(23,110,405)	$(49,569,555)

The differences between book and tax distributable earnings were primarily due to wash sales, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

As determined at June 30, 2009, the Fund had available for Federal income tax purposes $5,405,873 of unused capital losses of which $4,937,196, $314,989 and $153,688 expire in 2010, 2011 and 2017, respectively. Some of the losses were inherited in the February 4, 2005 merger with the Munder International Growth and the Munder Emerging Markets Funds. The losses obtained in these mergers may be subject to limitations. In addition, the fund obtained unrealized built in gains of $3,016,373 in the merger with the Munder International Growth Fund. The fund may be able to further reduce future realized gains by up to this amount.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year.

32

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

The Fund has elected to defer net capital losses arising between November 1, 2008 and June 30, 2009 of $25,055,164.

The Fund had $1,437,832 of capital loss carryforwards expire during the current year unused.

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2009, the Fund designates approximately $6,270,251 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

Of the distributions paid by the Fund, 2.32% will qualify for the dividend deduction available to corporate shareholders.

For the year ended June 30, 2009, the amount of long-term capital gain distributions designated by the Fund was $7,572,836.

The Fund designated $420,599 as foreign taxes paid and $6,217,721 as foreign source income for regular federal income tax purposes.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30.

33

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to

34

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

35

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on both a gross and net basis, exceeded the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three-, five- and ten-year periods, and (3) the Fund had favorable Lipper rankings. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to

36

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

the Fund, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. Based on these facts, the Board concluded that the

37

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2009.

[Remainder of Page Intentionally Left Blank]

38

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

39

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

40

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc., (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

41

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

42

Munder International Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

43

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Equity Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder International Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Equity Fund of Munder Series Trust at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

44

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNINTLEQ609

ANNUAL REPORT
June 30, 2009

Munder International
Fund — Core Equity
Class A, C, Y & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

Our criteria for buying and selling equity securities do not change in uncertain times. Throughout the past year, we have remained committed to our fundamental approach to stock selection, always paying careful attention to investment fundamentals, such as financial strength, earnings prospects and valuation. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through these uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
19	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2009 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Remi Browne, Peter Carpenter, Robert Cerow, Peter Collins, John Evers, Daniel LeVan and Jeffrey Sullivan

Reflecting the negative and volatile international stock market environment for the Fund’s fiscal year ended June 30, 2009, the Fund posted a -40.00% return for the year, lagging the -31.35% return of its MSCI EAFE Index benchmark (net dividends) and the -31.93% median return for the Lipper universe of international large-cap core funds. In terms of countries, the relative weakness came largely from holdings in Japan, the U.K. and Germany. The sectors with the weakest relative returns included industrials, consumer discretionary and materials. On the positive side of the ledger, the holdings in a number of countries, including Spain, Ireland and Italy, had positive relative performance, as did holdings in the Fund’s energy and consumer staples sectors.

Japanese holdings in the consumer discretionary sector were one of the largest detractors from the Fund’s relative return for the year ended June 30, 2009. This was largely due to an underweight in Honda Motor (1.0% of the Fund) and overweights in Nikon and Mazda. Both of these stocks were sold in November 2008.

Overweights in two Japanese stocks, Komatsu and Nissha Printing, which were sold in November 2008 and February 2009, respectively, contributed to the Fund’s relative weakness in the industrials sector. Overweighted positions in three U.K. industrials stocks also subtracted from the Fund’s relative performance in that sector: Stagecoach Group (0.2% of the Fund), Interserve (0.2% of the Fund) and Cookson Group, which was eliminated from the Fund in November 2008. Other detractors from the Fund’s performance in the industrials sector were overweights in three German stocks, including Kloeckner and MAN, which were sold in January 2009, and Gildemeister, sold in February 2009, and an overweight in Boart Longyear Group, an Australian holding that was sold in January 2009.

In contrast to performance from the Fund’s Japanese, British and German holdings, the Fund’s Spanish holdings benefited from strong relative performance within the industrials sector, due in large part to the positive performance of ACS Actividades de Construccion y Servicios (0.6% of the Fund), which was overweighted in the Fund.

In the materials sector, the largest detractor from the Fund’s relative performance was an overweight in Xstrata, a U.K. stock that was sold in January 2009. In addition, the Fund’s lone Irish holding, CRH (0.3% of the Fund), provided a relative boost to the Fund’s performance in that sector.

Performance of both the Fund’s Irish and Italian holdings benefited from the lack of positions in some of those countries’ weakest financials stocks. Lion Nathan, an Australian holding that was sold in June 2009, was a top contributor to the Fund’s relative strength in the consumer staples sector.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The MSCI EAFE (Europe,

iii

Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international large-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of Class Y Shares of the Fund since the Fund’s inception. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Fund — Core Equity

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09 SINCE INCEPTION
					Lipper
					International
				MSCI	Large-Cap
Class and	With		Without	EAFE	Core Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 8/16/07	N/A		$5,628	$6,581	$6,140

CLASS A 8/16/07	$5,301	#	$5,609	$6,581	$6,140

CLASS C 8/16/07	N/A		$5,530	$6,581	$6,140

CLASS I 8/16/07	N/A		$5,659	$6,581	$6,140

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors).

**	The Lipper International Large-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 9/1/07.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Since
	One		Year	Since		Inception
Class and	Year		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load

CLASS Y 8/16/07	N/A		(40.00)%	N/A		(26.42)%

CLASS A 8/16/07	(43.35)%	#	(40.08)%	(28.73)%	#	(26.55)%

CLASS C 8/16/07	(41.12)%	†	(40.54)%	N/A		(27.10)%

CLASS I 8/16/07	N/A		(39.80)%	N/A		(26.20)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, C and I Shares during the fiscal year ended 6/30/08 were 1.64%, 1.93%, 2.62% and 1.39%, respectively, and net expense ratios for Class Y, A, C and I Shares were 1.37%, 1.62%, 2.37% and 1.11%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management has agreed to reimburse certain expenses of the Fund since its inception through at least 10/31/10. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2007 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

[This Page Intentionally Left Blank]

ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$1,014.90	$6.79	1.36%
Class A	$1,000.00	$1,013.01	$8.04	1.61%
Class C	$1,000.00	$1,011.17	$11.77	2.36%
Class I	$1,000.00	$1,016.76	$5.50	1.10%

Hypothetical
Class Y	$1,000.00	$1,018.05	$6.80	1.36%
Class A	$1,000.00	$1,016.81	$8.05	1.61%
Class C	$1,000.00	$1,013.09	$11.78	2.36%
Class I	$1,000.00	$1,019.34	$5.51	1.10%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2009

Shares		Value(a),(b)

COMMON STOCKS — 95.1%
Australia — 5.3%
13,954	Australia & New Zealand Banking Group Ltd	$184,467
33,308	BHP Billiton Ltd	912,886
21,584	Caltex Australia Ltd	239,808
7,706	Commonwealth Bank of Australia	240,944
7,306	CSL Ltd/Australia	188,830
247,418	Dexus Property Group	148,326
4,816	Rio Tinto Ltd	201,561
132,077	Telstra Corp Ltd	360,381
15,662	Westfield Group	142,657

		2,619,860

Belgium — 2.0%
10,768	Anheuser-Busch InBev NV	389,829
1,618	Colruyt SA	369,239
3,282	Delhaize Group	231,076

		990,144

Denmark — 0.5%
4,600	Novo Nordisk A/S	250,019

Finland — 1.1%
15,173	Konecranes Oyj	357,661
11,513	Nokia OYJ	168,017

		525,678

France — 11.3%
1,808	Air Liquide SA	165,560
9,353	BNP Paribas	606,929
10,454	Bouygues SA	393,124
7,985	Cap Gemini SA	294,935
2,519	Fonciere Des Regions	189,536
16,945	France Telecom SA	384,994
11,779	GDF Suez	440,037
2,023	Pernod-Ricard SA	127,717
4,996	Publicis Groupe	152,539
10,431	Sanofi-Aventis SA	613,459
6,021	Technip SA	295,962
9,214	Teleperformance	280,680
9,531	Total SA	516,219

See Notes to Financial Statements.

1

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a),(b)

COMMON STOCKS (Continued)
France (Continued)
2,184	Unibail-Rodamco SE	$326,138
32,627	Vivendi	781,557

		5,569,386

Germany — 4.7%
9,952	BASF SE	396,949
12,197	E.ON AG (c)	432,925
3,310	Hannover Rueckversicherung AG †	122,448
1,634	Merck KGAA	166,587
10,502	MTU Aero Engines Holding AG	383,447
947	Muenchener Rueckversicherungs AG	128,077
3,569	SAP AG	143,887
2,679	Siemens AG	185,468
3,101	Wacker Chemie AG	357,177

		2,316,965

Greece — 1.6%
8,062	Hellenic Telecommunications Organization SA	123,055
7,100	National Bank of Greece SA †	194,527
12,740	OPAP SA	338,350
7,994	Public Power Corp SA †	164,527

		820,459

Hong Kong — 2.2%
35,000	Cheung Kong Holdings Ltd	400,347
18,042	Hongkong Electric Holdings Ltd	100,477
148,000	Industrial & Commercial Bank of China Asia Ltd	265,902
58,000	MTR Corp	174,933
13,000	Sun Hung Kai Properties Ltd	162,313

		1,103,972

Ireland — 0.3%
6,029	CRH PLC	138,222

Italy — 3.0%
78,726	Enel SpA	383,527
25,634	ENI SpA	608,111
11,351	Finmeccanica SpA	160,174
10,231	Prysmian SpA	154,126
7,509	Saipem SpA	183,298

		1,489,236

See Notes to Financial Statements.

2

Shares		Value(a),(b)

Japan — 21.6%
41,000	Air Water Inc	$446,560
35,000	Chiba Bank Ltd/The	227,726
64	Dena Co Ltd	213,920
2,600	East Japan Railway Co	156,563
13,800	FamilyMart Co Ltd	432,524
3,300	Fast Retailing Co Ltd	429,806
6,600	Hisamitsu Pharmaceutical Co Inc	205,014
19,600	Hitachi Chemical Co Ltd	315,015
212,000	Hokuhoku Financial Group Inc	529,529
18,700	Honda Motor Co Ltd	512,027
28,000	Joyo Bank Ltd/The	142,346
304	Jupiter Telecommunications Co Ltd	230,479
112	KDDI Corp	593,797
16,000	Kirin Holdings Co Ltd	223,364
6,500	Kobayashi Pharmaceutical Co Ltd	246,270
13,200	Konami Corp	252,708
21,100	Mitsubishi Corp	387,505
23,500	Mitsubishi UFJ Financial Group Inc	144,459
13,900	Mitsui & Co Ltd	163,749
3,700	Nidec Corp	223,580
1,300	Nintendo Co Ltd	357,765
27,000	Nippon Electric Glass Co Ltd	300,962
36,000	Nippon Express Co Ltd	163,101
26,000	Nippon Oil Corp	153,037
91	NTT Data Corp	293,448
31,000	Osaka Gas Co Ltd	98,941
534	Rakuten Inc	320,954
220	Risa Partners Inc	206,898
5,200	Sankyo Co Ltd	277,977
6,600	Santen Pharmaceutical Co Ltd	200,736
4,000	Secom Co Ltd	162,249
10,500	Sega Sammy Holdings Inc	132,771
15,200	Sumitomo Corp	153,708
38,000	Suruga Bank Ltd	362,197
8,500	Suzuki Motor Corp	190,067
6,600	Takeda Pharmaceutical Co Ltd	256,454
6,700	Tokio Marine Holdings Inc	184,013
86,000	Tokyo Gas Co Ltd	307,453

See Notes to Financial Statements.

3

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a),(b)

COMMON STOCKS (Continued)
Japan (Continued)
12,000	Toyo Suisan Kaisha Ltd	$247,667
18,000	Yamato Holdings Co Ltd	239,148

		10,686,487

Luxembourg — 0.3%
3,250	Oriflame Cosmetics SA, SDR	141,602

Netherlands — 1.6%
4,699	Fugro NV	195,123
35,327	Koninklijke Ahold NV	405,941
11,985	Wolters Kluwer NV	209,714

		810,778

Norway — 2.3%
63,400	DnB NOR ASA †	485,422
7,650	Fred Olsen Energy ASA	260,674
13,250	Yara International ASA	371,056

		1,117,152

Singapore — 1.3%
20,000	United Overseas Bank Ltd	202,031
122,000	Wilmar International Ltd	421,634

		623,665

Spain — 6.0%
5,985	ACS Actividades de Construccion y Servicios SA	303,463
85,041	Banco Santander SA (c)	1,026,272
152,698	Mapfre SA	497,015
12,628	Repsol YPF SA	283,178
38,812	Telefonica SA	880,062

		2,989,990

Sweden — 1.8%
24,100	Nordea Bank AB	191,218
19,779	Svenska Handelsbanken AB, A Shares	373,744
31,654	Telefonaktiebolaget LM Ericsson, B Shares	309,616

		874,578

Switzerland — 6.9%
4,564	Baloise Holding AG	338,804
9,618	Credit Suisse Group AG	439,058
9,518	Nestle SA	359,220

See Notes to Financial Statements.

4

Shares		Value(a),(b)

Switzerland (Continued)
6,134	Roche Holding AG	$834,523
11,754	Swiss Reinsurance	388,886
783	Syngenta AG	181,824
13,984	Xstrata PLC	154,229
4,142	Zurich Financial Services AG	733,175

		3,429,719

United Kingdom — 21.3%
69,141	Amlin PLC	344,468
34,118	Antofagasta PLC	331,309
9,735	AstraZeneca PLC	428,704
6,485	Autonomy Corp PLC †	153,660
91,521	Aviva PLC	517,180
110,604	BAE Systems PLC	617,395
39,907	Balfour Beatty PLC	203,159
74,573	Beazley PLC	119,485
31,365	BG Group PLC	526,993
41,307	BP PLC	326,869
26,140	British American Tobacco PLC	722,128
72,472	Compass Group PLC	408,379
16,763	Diageo PLC	240,732
47,358	G4S PLC	162,858
26,086	GlaxoSmithKline PLC	459,363
65,325	IG Group Holdings PLC	301,732
117,180	International Power PLC	460,062
30,029	Interserve PLC	86,679
34,120	Marks & Spencer Group PLC	172,207
56,197	National Grid PLC	506,844
11,971	Reckitt Benckiser Group PLC	545,567
63,274	Rexam PLC	297,023
28,454	Royal Dutch Shell PLC, B Shares (c)	718,360
56,088	Stagecoach Group PLC	117,304
30,530	Standard Chartered PLC	575,020
75,885	Thomas Cook Group PLC	257,351
403,174	Vodafone Group PLC	779,324
20,857	WPP PLC	138,722

		10,518,877

TOTAL COMMON STOCKS
(Cost $59,999,418)		47,016,789

See Notes to Financial Statements.

5

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a),(b)

PREFERRED STOCKS — 1.6%
Germany — 1.6%
11,667	Fresenius SE	$630,455
2,428	Volkswagen AG	169,884

TOTAL PREFERRED STOCKS
(Cost $1,054,269)		800,339

TOTAL INVESTMENTS
(Cost $61,053,687)	96.7%	47,817,128
OTHER ASSETS AND LIABILITIES (Net)	3.3	1,612,323

NET ASSETS	100.0%	$49,429,451

†	Non-income producing security.

(a)	Represents fair value of common stocks and preferred stocks as of June 30, 2009 determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2009 these securities represent $47,817,128, 96.7% of net assets.

(b)	As of June 30, 2009, the values of the securities of the Fund were determined based on level 2 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(c)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

ABBREVIATION:
SDR	— Special Depositary Receipt

See Notes to Financial Statements.

6

At June 30, 2009, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Commercial Banks	11.6%	$5,752,734
Pharmaceuticals	6.9	3,414,858
Insurance	6.8	3,373,551
Oil, Gas & Consumable Fuels	6.8	3,372,576
Chemicals	4.5	2,234,141
Diversified Telecommunication Services	3.5	1,748,491
Metals & Mining	3.2	1,599,984
Media	3.1	1,513,010
Food & Staples Retailing	2.9	1,438,780
Wireless Telecommunication Services	2.8	1,373,122
Aerospace & Defense	2.4	1,161,016
Electric Utilities	2.2	1,081,456
Food Products	2.1	1,028,522
Hotels, Restaurants & Leisure	2.0	1,004,080
Construction & Engineering	2.0	986,424
Beverages	2.0	981,642
Multi-Utilities	1.9	946,881
Energy Equipment & Services	1.9	935,058
Software	1.8	908,020
Real Estate Investment Trusts (REITs)	1.6	806,657
Tobacco	1.5	722,128
Trading Companies & Distributors	1.4	704,962
Automobiles	1.4	702,094
Capital Markets	1.3	645,956
Road & Rail	1.2	611,900
Information Technology Services	1.2	588,383
Real Estate Management & Development	1.1	562,660
Household Products	1.1	545,567
Internet & Catalog Retail	1.1	534,874
Electronic Equipment & Instruments	1.1	524,542
Communications Equipment	1.0	477,633
Independent Power Producers & Energy Traders	0.9	460,062
Specialty Retail	0.9	429,807
Leisure Equipment & Products	0.8	410,748
Gas Utilities	0.8	406,394
Personal Products	0.8	387,872
Machinery	0.7	357,661
Commercial Services & Supplies	0.7	325,107
Diversified Financial Services	0.6	301,732

See Notes to Financial Statements.

7

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2009 (continued)

	% of
	Net Assets	Value

COMMON STOCKS (Continued)
Containers & Packaging	0.6%	$297,023
Professional Services	0.6	280,680
Air Freight & Logistics	0.5	239,148
Biotechnology	0.4	188,830
Industrial Conglomerates	0.4	185,468
Multiline Retail	0.4	172,208
Electrical Equipment	0.3	154,125
Construction Materials	0.3	138,222

TOTAL COMMON STOCKS	95.1	47,016,789
PREFERRED STOCKS:
Health Care Equipment & Supplies	1.3	630,455
Automobiles	0.3	169,884

TOTAL PREFERRED STOCKS	1.6	800,339

TOTAL INVESTMENTS	96.7	47,817,128
OTHER ASSETS	3.3	1,612,323

NET ASSETS	100.0%	$49,429,451

See Notes to Financial Statements.

8

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9

Munder International Fund — Core Equity

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value (see accompanying schedule)	$47,817,128
Foreign currency, at value	80,556
Dividends receivable	322,984
Receivable from Advisor	11,468
Receivable for investment securities sold	2,000,681
Receivable for Fund shares sold	6,100
Deposits with brokers for futures contacts	22,519
Variation margin receivable on open futures contracts	3,316
Prepaid expenses and other assets	48,531

Total Assets	50,313,283

LIABILITIES:
Due to custodian	714,454
Payable for Fund shares redeemed	6,048
Investment advisory fees payable	33,650
Custody fees payable	30,731
Trustees’ fees and expenses payable	29,540
Transfer agency/record keeping fees payable	12,388
Administration fees payable	7,093
Distribution and shareholder servicing fees payable — Class A and C Shares	144
Accrued expenses and other payables	49,784

Total Liabilities	883,832

NET ASSETS	$49,429,451

Investments, at cost	$61,053,687

Foreign currency, at cost	$80,661

See Notes to Financial Statements.

10

NET ASSETS consist of:
Undistributed net investment income	$982,100
Accumulated net realized loss on investments sold	(67,471,755)
Net unrealized depreciation of investments	(13,250,420)
Paid-in capital	129,169,526

$49,429,451

NET ASSETS:
Class A Shares	$297,357

Class C Shares	$102,644

Class Y Shares	$3,704,522

Class I Shares	$45,324,928

SHARES OUTSTANDING:
Class A Shares	54,479

Class C Shares	18,917

Class Y Shares	679,107

Class I Shares	8,300,459

CLASS A SHARES:
Net asset value and redemption price per share	$5.46

Maximum sales charge	5.50%
Maximum offering price per share	$5.78

CLASS C SHARES:
Net asset value and offering price per share*	$5.43

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$5.45

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$5.46

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder International Fund — Core Equity

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Interest	$997
Dividends on securities of unaffiliated companies(a)	2,462,997
Dividends on securities of affiliated company	8,000

Total Investment Income	2,471,994

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	9,156
Class C Shares	1,220
Class R Shares(b)	20
Shareholder servicing fees — Class K Shares(b)	10
Investment advisory fees	558,640
Custody fees	168,634
Administration fees	114,631
Printing and mailing fees(c)	62,677
Legal and audit fees	61,569
Registration and filing fees(d)	57,963
Transfer agency/record keeping fees(e)	52,997
Trustees’ fees and expenses	30,835
Other	18,711

Total Expenses	1,137,063
Expenses reimbursed by Advisor	(341,221)

Net Expenses	795,842

NET INVESTMENT INCOME	1,676,152

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from:
Security transactions	(53,953,054)
Futures contracts	(292,022)
Foreign currency-related transactions	(59,096)
Net change in unrealized appreciation/(depreciation) of:
Securities	89,618
Futures contracts	(62)
Foreign currency-related transactions	(15,228)

Net realized and unrealized loss on investments	(54,229,844)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(52,553,692)

(a)	Net of foreign withholding taxes of $215,193.

(b)	On March 16, 2009, all outstanding Class R and K Shares of the Fund were redeemed.

(c)	Printing and mailing fees — The amounts for Class A, C, K, R, Y & I were $1,767, $59, $2, $2, $1,381 and $59,466, respectively.

(d)	Registration and filing fees — The amounts for Class A, C, K, R, Y & I were $26,583, $886, $29, $29, $20,769 and $9,667 respectively.

(e)	Transfer agency/record keeping fees — The amounts for Class A, C, K, R, Y & I were $7,321, $244, $8, $8, $5,846 and $39,570, respectively.

See Notes to Financial Statements.

12

Munder International Fund — Core Equity

Statements of Changes in Net Assets

	Year Ended	Period Ended
	June 30, 2009(b)	June 30, 2008(a)

Net investment income	$1,676,152	$2,559,843
Net realized loss from security transactions, futures contracts, and foreign currency-related transactions	(54,304,172)	(13,357,874)
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	74,328	(13,324,748)

Net decrease in net assets resulting from operations	(52,553,692)	(24,122,779)
Dividends to shareholders from net investment income:
Class A Shares	(168,068)	—
Class C Shares	(2,701)	—
Class K Shares	(174)	—
Class R Shares	(153)	—
Class Y Shares	(92,265)	—
Class I Shares	(2,782,499)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(9,441,584)	17,436,238
Class C Shares	(7,019)	220,027
Class K Shares	(3,792)	10,000
Class R Shares	(3,800)	10,000
Class Y Shares	1,403,484	4,204,212
Class I Shares	(20,030,901)	135,318,180
Short-term trading fees	1	8
Voluntary contribution from Advisor	—	36,728

Net increase/(decrease) in net assets	(83,683,163)	133,112,614
NET ASSETS:
Beginning of year	133,112,614	—

End of year	$49,429,451	$133,112,614

Undistributed net investment income	$982,100	$2,408,242

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 16, 2007, August 16, 2007, November 1, 2007, November 1, 2007, August 16, 2007 and August 16, 2007, respectively.

(b)	Effective March 16, 2009, all outstanding Class K Shares and Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

13

Munder International Fund — Core Equity

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Period Ended
	June 30, 2009(b)	June 30, 2008(a)

Amount
Class A Shares:
Sold	$129,603	$19,945,409
Issued as reinvestment of dividends	147,486	—
Redeemed	(9,718,673)	(2,509,171)

Net increase/(decrease)	$(9,441,584)	$17,436,238

Class C Shares:
Sold	$70,122	$238,797
Issued as reinvestment of dividends	344	—
Redeemed	(77,485)	(18,770)

Net increase/(decrease)	$(7,019)	$220,027

Class K Shares:
Sold	$—	$10,000
Issued as reinvestment of dividends	174	—
Redeemed	(3,966)	—

Net increase/(decrease)	$(3,792)	$10,000

Class R Shares:
Sold	$—	$10,000
Issued as reinvestment of dividends	153	—
Redeemed	(3,953)	—

Net increase/(decrease)	$(3,800)	$10,000

Class Y Shares:
Sold	$1,329,224	$6,468,921
Issued as reinvestment of dividends	90,578	—
Redeemed	(16,318)	(2,264,709)

Net increase	$1,403,484	$4,204,212

Class I Shares:
Sold	$1,810,488	$55,480,422
In-kind subscription	—	94,039,616
Issued as reinvestment of dividends	801,275	—
Redeemed	(22,642,664)	(14,201,858)

Net increase/(decrease)	$(20,030,901)	$135,318,180

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 16, 2007, August 16, 2007, November 1, 2007, November 1, 2007, August 16, 2007 and August 16, 2007, respectively.

(b)	Effective March 16, 2009, all outstanding Class K Shares and Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

14

	Year Ended	Period Ended
	June 30, 2009(b)	June 30, 2008(a)

Shares
Class A Shares:
Sold	22,994	1,843,600
Issued as reinvestment of dividends	20,101	—
Redeemed	(1,566,844)	(265,372)

Net increase/(decrease)	(1,523,749)	1,578,228

Class C Shares:
Sold	10,907	23,799
Issued as reinvestment of dividends	51	—
Redeemed	(13,946)	(1,894)

Net increase/(decrease)	(2,988)	21,905

Class K Shares:
Sold	—	892
Issued as reinvestment of dividends	26	—
Redeemed	(918)	—

Net increase/(decrease)	(892)	892

Class R Shares:
Sold	—	892
Issued as reinvestment of dividends	23	—
Redeemed	(915)	—

Net increase/(decrease)	(892)	892

Class Y Shares:
Sold	267,619	625,940
Issued as reinvestment of dividends	13,523	—
Redeemed	(3,891)	(224,084)

Net increase	277,251	401,856

Class I Shares:
Sold	266,620	5,208,268
In-kind subscription	—	8,351,653
Issued as reinvestment of dividends	117,855	—
Redeemed	(4,247,523)	(1,396,414)

Net increase/(decrease)	(3,863,048)	12,163,507

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 16, 2007, August 16, 2007, November 1, 2007, November 1, 2007, August 16, 2007 and August 16, 2007, respectively.

(b)	Effective March 16, 2009, all outstanding Class K Shares and Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

15

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares			C Shares
	Year	Period		Year	Period
	Ended	Ended		Ended	Ended
	6/30/09(b)	6/30/08(b)		6/30/09(b)	6/30/08(b)

Net asset value, beginning of period	$9.36	$10.00		$9.30	$10.00

Income/(loss) from investment operations:
Net investment income	0.10	0.15		0.07	0.14
Net realized and unrealized loss on investments	(3.81)	(0.82)		(3.82)	(0.87)

Total from investment operations	(3.71)	(0.67)		(3.75)	(0.73)

Less distributions:
Dividends from net investment income	(0.19)	—		(0.12)	—

Total distributions	(0.19)	—		(0.12)	—

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	0.03		—	0.03

Net asset value, end of period	$5.46	$9.36		$5.43	$9.30

Total return(d)	(40.08)%	(6.40	)%(e)	(40.54)%	(7.00	)%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$297	$14,779		$103	$204
Ratio of operating expenses to average net assets	1.61%	1.61	%(f)	2.36%	2.36	%(f)
Ratio of net investment income to average net assets	1.30%	1.72	%(f)	1.24%	1.69	%(f)
Portfolio turnover rate	52%	72%		52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	2.41%	1.92	%(f)	3.36%	2.61	%(f)

(a)	Class A Shares, Class C Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 16, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been -6.70% for Class A, -7.30% for Class C, -6.50% for Class Y and -6.30% for Class I Shares.

(f)	Annualized.

See Notes to Financial Statements.

16

Y Shares			I Shares
Year	Period		Year	Period
Ended	Ended		Ended	Ended
6/30/09(b)	6/30/08(b)		6/30/09(b)	6/30/08(b)

$9.38	$10.00		$9.40	$10.00

0.16	0.29		0.15	0.21

(3.87)	(0.94)		(3.85)	(0.84)

(3.71)	(0.65)		(3.70)	(0.63)

(0.22)	—		(0.24)	—

(0.22)	—		(0.24)	—

0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

—	0.03		—	0.03

$5.45	$9.38		$5.46	$9.40

(40.00)%	(6.20	)%(e)	(39.80)%	(6.00	)%(e)

$3,705	$3,770		$45,325	$114,342

1.36%	1.36	%(f)	1.10%	1.10	%(f)

2.73%	3.33	%(f)	2.45%	2.39	%(f)
52%	72%		52%	72%

2.39%	1.63	%(f)	1.54%	1.38	%(f)

See Notes to Financial Statements.

17

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18

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder International Fund — Core Equity (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

During the year ended June 30, 2009, the Fund offered 6 classes of shares for sale — Class A, Class C, Class K, Class R, Class Y and Class I Shares. On March 12, 2009, the Fund ceased offering Class K and Class R Shares for sale and on March 16, 2009, all outstanding Class K and Class R Shares were redeemed. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class K, Class R, Class Y, and Class I Shares are/were sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or

19

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly- traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$—	$(62)
Level 2 — Other Significant Observable Inputs	47,817,128	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$47,817,128	$(62)

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/depreciation on the instrument.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The

21

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed. As of June 30, 2009, the Statement of Assets and Liabilities included variation margin receivable on open futures contracts. For the period ended June 30, 2009, the Statement of Operations includes $292,022 of net realized loss and $(62) net change in net unrealized appreciation/(depreciation) from futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the

22

Munder International Fund — Core Equity
 Notes to Financial Statements, June 30, 2009 (continued)

specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2009, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statement of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2009.

The Fund’s tax returns since inception remain subject to examination by U.S. federal and state tax authorities.

23

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Adoption did not materially impact the amounts reported in the financial statements.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.80% on the first $1 billion of its average daily net assets, and 0.75% on net assets exceeding $1 billion. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.80% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.61%, 2.36%, 1.61%, 1.86%, 1.36%, and 1.10% for Class A, C, K, R, Y, and I Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2009, the Advisor reimbursed expenses on behalf of the Fund totaling $341,221, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

24

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2009, the total amount eligible for repayment to the Advisor was $651,552. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $114,631 before payment of sub-administration fees and $72,623 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.1642% for administrative services.

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $1,088 in advisory fees before waivers and expense reimbursements ($76 after waivers and expense reimbursements) and $472 in administrative fees.

25

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y and I Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class C	Class R	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

26

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

For Class R Shares, the 12b-1 fees were limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $37,008,895 and $66,344,912, respectively, for the year ended June 30, 2009.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $1,554,575, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $16,142,870 and net depreciation for Federal income tax purposes was $14,588,295. At June 30, 2009, aggregate cost for Federal income tax purposes was $62,405,423.

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2009 is as follows:

	Asset Derivatives		Liability Derivatives
	Balance Sheet		Balance Sheet
Derivatives	Location	Fair Value	Location	Fair Value

Equity Contracts (Futures)	Net Assets — Unrealized Appreciation	$735*	Net Assets — Unrealized Depreciation	$(797	)*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only includes current day’s variation margin.

For the year ended June 30, 2009, the Fund had the following derivative activity:

	Net Realized Loss	Net Change in Unrealized
	Recognized in	Appreciation/(Depreciation)
Derivatives	Income	Recognized in Income

Equity Contracts (Futures)	$(292,022)	$(62)

At June 30, 2009, the Fund had the following open financial futures contracts:

		Notional	Market	Gross
		Value of	Value of	Appreciation/
Long Positions	Contracts	Contracts	Contracts	(Depreciation)

MSCI Pan Euro Index, September 2009	12	$234,287	$233,490	$(797)
TOPIX Index, September 2009	1	95,232	95,967	735

27

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. During the year ended June 30, 2009, the Fund held the following security, which could be deemed to be issued by an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/08	Cost	Shares	Cost	Shares	6/30/09	Income	Gain/(Loss)

Institutional Money Market Fund	$252,635	$16,118,662	16,118,662	$16,371,297	16,371,297	$—	$8,000	$—

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the federal funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended

28

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $1,064.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from foreign currency gains and losses and passive foreign investment company gains and losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$(56,434)	$56,434

During the year ended June 30, 2009, dividends of $3,045,860 were paid to shareholders from ordinary income.

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post
Ordinary	October Loss	Capital Loss	Unrealized
Income	Deferral	Carryover	Depreciation	Total

$1,048,907	$(37,110,430)	$(29,062,394)	$(14,602,156)	$79,726,073

The differences between book and tax distributable earnings were primarily due to wash sales, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

29

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

As determined at June 30, 2009, the Fund had available for Federal income tax purposes $29,062,394 of unused capital losses of which $34,535 and $29,027,859 expire in 2016 and 2017, respectively.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2008 and June 30, 2009 of $37,110,430.

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2009, the Fund designates approximately 2,677,767 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The Fund designated $193,638 as foreign taxes paid and $2,681,071 as foreign source income for regular Federal income tax purposes.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for the period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling

30

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

31

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

32

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (4) the Fund’s one-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-year period. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to the Fund, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

33

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives and strategies as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio

34

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2009.

35

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex	Other
	with the	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

36

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex	Other
	with the	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

37

Munder International Fund — Core Equity
 Notes to Financial Statements, June 30, 2009 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex	Other
	with the	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company)
(since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company)
(since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

38

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

Term of
	Position(s)	Office(1) and
	with the	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

39

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2009 (continued)

Term of
	Position(s)	Office(1) and
	with the	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

40

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Fund — Core Equity and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder International Fund — Core Equity (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Fund — Core Equity of Munder Series Trust at June 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

41

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43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNIFCE609

ANNUAL REPORT
June 30, 2009

Munder International
Small-Cap Fund
Class A, C, Y & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

Our criteria for buying and selling equity securities do not change in uncertain times. Throughout the past year, we have remained committed to our fundamental approach to stock selection, always paying careful attention to investment fundamentals, such as financial strength, earnings prospects and valuation. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through these uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
21	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain a prospectus, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets are invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions affecting those countries may have a more pronounced effect on the Fund. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2009 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Remi Browne, Peter Carpenter, Robert Cerow,
Peter Collins, John Evers, Daniel LeVan and Jeffrey Sullivan

International stock markets experienced one of their worst declines in over 20 years during the twelve months ended June 30, 2009. For the year, the Fund posted a -40.87% return, compared to the -31.34% return for its S&P® Developed ex-U.S. SmallCap Index benchmark and the -30.33% median return for the Lipper universe of international small/mid-cap core funds.

Stock selection was mixed across countries, with Japan accounting for the vast majority of the shortfall. Holdings in the U.K. and Australia also contributed to relative weakness. Results in these countries overshadowed the relative strength of the Norwegian, Austrian and French holdings. Of the Fund’s economic sectors, the materials and financials sectors had the weakest performance relative to the corresponding sectors of the Fund’s benchmark. In contrast, the utilities sector showed relative strength.

The Fund’s weakness in the materials sector was primarily due to exposure to a handful of diverse companies that experienced significant price corrections. The most notable was a Japanese company, Nippon, which was sold in March 2009. Other negative contributors included Incitec Pivot, an Australian company eliminated from the Fund in March 2009, Tubacex (0.4% of the Fund), a Spanish company, and Sherritt International, a Canadian company eliminated from the Fund in November 2008.

In the financials sector, the credit crisis punished a few of the Fund’s real estate holdings, including Babis Vovos International Construction, a Greek holding that was eliminated from the Fund in March 2009, and two Australian holdings, Abacus Group Holdings and FKP Property Group, which were sold in December 2008. International Personal Finance, a U.K. consumer finance stock sold in May 2009, was also a significant negative contributor in the sector. The weakness of these stocks offset the strength of other holdings in the financials sector, including Amlin (0.7% of the Fund), a U.K. insurance company, and BinckBank (0.9% of the Fund), a Netherlands company.

Factors that had a positive impact on the Fund’s relative return for the year ended June 30, 2009 included the relative strength of the Fund’s Norwegian holdings in the information technology and energy sectors. Consumer discretionary holdings boosted Austrian returns, while industrials, financials and utilities holdings were largely responsible for the positive relative performance of the Fund’s French holdings. The relative strength of the Fund’s utilities sector came largely from Rubis (0.6% of the Fund), a French holding, and Xinao Gas Holdings (0.6% of the Fund), a Hong Kong holding.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P® Developed ex-U.S. SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of

iii

companies from 25 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading volume of at least US$50 million. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international small/mid-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of Class Y Shares of the Fund since the Fund’s inception. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Small-Cap Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09 SINCE INCEPTION
				S&P®	Lipper
				Developed	International
				ex-U.S.	Small/Mid-Cap
Class and	With		Without	SmallCap	Core Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 8/17/07	N/A		$5,170	$6,595	$5,857

CLASS A 8/17/07	$4,871	#	$5,153	$6,595	$5,857

CLASS C 8/17/07	N/A		$5,083	$6,595	$5,857

CLASS I 8/17/07	N/A		$5,201	$6,595	$5,857

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The S&P® Developed ex-U.S. SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 25 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading volume of at least US$50 million.

**	The Lipper International Small/Mid-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 9/1/07.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
	One		One	Since		Since
Class and	Year		Year	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load

CLASS Y 8/17/07	N/A		(40.87)%	N/A		(29.67)%

CLASS A 8/17/07	(44.25)%	#	(40.99)%	(31.88)%	#	(29.80)%

CLASS C 8/17/07	(41.97)%	†	(41.39)%	N/A		(30.31)%

CLASS I 8/17/07	N/A		(40.76)%	N/A		(29.45)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, C and I Shares during the fiscal year ended 6/30/08 were 2.46%, 2.80%, 3.28% and 1.50%, respectively, and net expense ratios for Class Y, A, C and I Shares were 1.46%, 1.71%, 2.46% and 1.20%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management has agreed to reimburse certain expenses of the Fund since its inception through at least 10/31/10. Total returns would have been lower if Munder Capital Management had not reimbursed expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$1,101.73	$7.61	1.46%
Class A	$1,000.00	$1,101.95	$8.91	1.71%
Class C	$1,000.00	$1,098.25	$12.80	2.46%
Class I	$1,000.00	$1,103.67	$6.26	1.20%

Hypothetical
Class Y	$1,000.00	$1,017.55	$7.30	1.46%
Class A	$1,000.00	$1,016.31	$8.55	1.71%
Class C	$1,000.00	$1,012.60	$12.28	2.46%
Class I	$1,000.00	$1,018.84	$6.01	1.20%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a),(b)

COMMON STOCKS — 97.4%
Australia — 3.0%
210,423	Australian Worldwide Exploration Ltd †	$433,971
172,968	Downer EDI Ltd	776,057
46,159	JB Hi-Fi Ltd	570,616
912,023	Mount Gibson Iron Ltd †	656,389
113,947	Primary Health Care Ltd	481,178
139,859	Sino Gold Mining Ltd †	580,287
112,606	Wotif.com Holdings Ltd	425,260

		3,923,758

Austria — 2.0%
17,868	Andritz AG	752,001
25,471	bwin Interactive Entertainment AG †	1,113,078
5,282	Mayr Melnhof Karton AG	445,537
10,620	Oesterreichische Post AG	304,919

		2,615,535

Belgium — 0.4%
21,410	Telenet Group Holding NV †	454,564

Canada — 8.9%
59,000	Alamos Gold Inc †,(c)	484,925
18,600	Astral Media Inc (c)	475,574
18,285	Atco Ltd, Class I (c)	618,591
42,629	Atrium Innovations Inc †,(c)	447,492
26,183	Bird Construction Income Fund (c)	561,635
18,676	Dorel Industries Inc, Class B (c)	431,596
161,181	Gran Tierra Energy Inc †,(c)	561,220
34,619	Home Capital Group Inc (c)	899,145
68,228	HudBay Minerals Inc †,(c)	450,493
17,000	Inmet Mining Corp (c)	623,643
30,817	Laurentian Bank of Canada (c)	929,425
42,491	Open Text Corp †,(c)	1,547,522
18,000	Pan American Silver Corp †,(c)	333,800
38,800	Petrominerales Ltd †,(c)	436,986
77,225	Red Back Mining Inc †,(c)	673,225
21,770	ShawCor Ltd, Class A (c)	376,761
44,287	Sino-Forest Corp †,(c)	472,131
20,975	SXC Health Solutions Corp †,(c)	535,037

See Notes to Financial Statements.

1

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a),(b)

COMMON STOCKS (Continued)
Canada (Continued)
12,938	TMX Group Inc (c)	$376,410
45,579	Westjet Airlines Ltd †,(c)	395,777

		11,631,388

Finland — 1.9%
149,703	Citycon Oyj	391,363
78,406	Huhtamaki Oyj	809,147
51,309	Konecranes Oyj	1,209,466

		2,409,976

France — 7.3%
9,176	Bureau Veritas SA	452,625
23,337	Etablissements Maurel et Prom	396,041
29,638	Eutelsat Communications	765,657
9,093	Faiveley SA	693,217
6,252	Fonciere Des Regions	470,417
26,009	Gemalto NV †	902,224
19,210	Klepierre	495,504
22,212	Publicis Groupe	678,181
10,415	Rubis	775,599
12,310	Saft Groupe SA	489,025
24,913	SCOR SE	511,639
7,235	Sodexo	372,141
11,182	Sopra Group SA	414,798
14,161	Technip SA	696,084
45,919	Teleperformance	1,398,800

		9,511,952

Germany — 6.3%
7,530	Bilfinger Berger AG	350,739
31,372	Deutsche Euroshop AG	966,203
52,270	GAGFAH SA	433,745
14,692	Hannover Rueckversicherung AG †	543,507
15,751	Lanxess AG	390,729
35,299	MTU Aero Engines Holding AG	1,288,831
23,891	Rhoen Klinikum AG	528,280
4,973	Salzgitter AG	437,222
17,797	Stada Arzneimittel AG	445,751
22,870	Suedzucker AG	465,159
29,814	United Internet AG †	350,208

See Notes to Financial Statements.

2

Shares		Value(a),(b)

Germany (Continued)
7,294	Vossloh AG	$877,331
4,970	Wacker Chemie AG	572,451
10,862	Wincor Nixdorf AG	609,124

		8,259,280

Greece — 0.4%
52,553	JUMBO SA	509,929

Hong Kong — 2.8%
248,857	Great Eagle Holdings Ltd	526,242
481,868	Industrial & Commercial Bank of China Asia Ltd	865,742
532,453	Peace Mark Holdings Ltd †,(d)	0
1,187,706	Texwinca Holdings Ltd	931,911
457,267	Xinao Gas Holdings Ltd	788,815
586,000	Xinyi Glass Holdings Co Ltd	504,145

		3,616,855

Italy — 3.7%
59,434	Azimut Holding SpA	563,467
85,763	Davide Campari-Milano SpA	688,240
21,348	DiaSorin SpA	531,353
385,661	Immobiliare Grande Distribuzione	674,586
49,681	Prysmian SpA	748,422
114,929	Recordati SpA	711,665
8,828	Tod’s SpA	504,408
33,602	Trevi Finanziaria SpA	391,502

		4,813,643

Japan — 23.0%
16,942	ABC-Mart Inc	434,654
121,916	Air Water Inc	1,327,874
21,800	Alpen Co Ltd	394,573
57,000	Asics Corp	517,526
25,364	Capcom Co Ltd	455,343
28,900	Circle K Sunkus Co Ltd	450,831
79,000	COMSYS Holdings Corp	873,186
146	Dena Co Ltd	488,005
466	Fields Corp	631,127
38,900	Fuji Oil Co Ltd	452,888
25,400	HIS Co Ltd	557,872
12,025	Hisamitsu Pharmaceutical Co Inc	373,529
22,100	Hitachi Information Systems Ltd	465,076

See Notes to Financial Statements.

3

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a),(b)

COMMON STOCKS (Continued)
Japan (Continued)
12,466	Hogy Medical Co Ltd	$633,500
224,000	Hokuhoku Financial Group Inc	559,502
46,422	Hosiden Corp	587,869
49,059	K’s Holdings Corp	1,268,183
53,000	Kagoshima Bank Ltd/The	389,272
55,784	Kinden Corp	488,776
18,103	Kintetsu World Express Inc	429,959
17,200	Kobayashi Pharmaceutical Co Ltd	651,667
68,000	Koito Manufacturing Co Ltd	817,467
68,613	Kuroda Electric Co Ltd	920,648
29,000	Kyoei Steel Ltd	820,353
48,000	Kyowa Exeo Corp	476,438
36,600	Lintec Corp	632,535
23,522	Mandom Corp	531,586
11,400	Mars Engineering Corp	327,102
17,700	McDonald’s Holdings Co Japan Ltd	328,468
25,300	Megachips Corp	580,085
1,469	Monex Group Inc	650,708
19,900	Moshi Moshi Hotline Inc	413,048
57,185	NSD CO LTD	578,409
7,900	Okinawa Electric Power Co Inc/The	425,533
11,770	Point Inc	631,907
868	Risa Partners Inc	816,305
193,000	Sankyu Inc	758,151
52,200	Sega Sammy Holdings Inc	660,063
65,000	Shiga Bank Ltd/The	390,485
8,740	Sumitomo Real Estate Sales Co Ltd	421,241
106,990	Suruga Bank Ltd	1,019,774
33,600	Taiyo Ink Manufacturing Co Ltd	739,913
94,000	Takasago Thermal Engineering Co Ltd	843,949
73,090	Tokyo Tatemono Co Ltd	404,523
151,171	Toshiba Machine Co Ltd	555,387
12,600	Towa Pharmaceutical Co Ltd	631,913
206,000	Toyo Engineering Corp	693,049
201,000	Toyo Tire & Rubber Co Ltd †	479,416
22,958	Tsuruha Holdings Inc	689,630
573	Works Applications Co Ltd	346,456

		30,015,754

See Notes to Financial Statements.

4

Shares		Value(a),(b)

Netherlands — 2.4%
87,935	BinckBank N.V.	$1,115,023
12,100	Fugro NV	502,445
41,669	Imtech NV	811,026
15,239	Koninklijke Vopak NV †	762,250

		3,190,744

Norway — 1.7%
142,296	Atea ASA	591,811
16,600	Fred Olsen Energy ASA	565,645
86,000	ProSafe SE	432,407
35,669	Tandberg ASA	602,165

		2,192,028

Singapore — 1.4%
344,600	Chartered Semiconductor Manufacturing Ltd †	485,461
698,531	Noble Group Ltd	874,556
396,000	Straits Asia Resources Ltd	474,661

		1,834,678

South Korea — 2.9%
125,840	Busan Bank	858,431
50,720	CJ Internet Corp	556,770
11,205	CJ O Shopping Co Ltd	553,764
82,420	Daegu Bank	752,671
41,060	Hyundai Marine & Fire Insurance Co Ltd	509,262
78,950	LG Telecom Ltd	496,646

		3,727,544

Spain — 3.4%
24,512	Abengoa SA	544,002
67,632	Banco de Sabadell SA	422,848
30,904	Enagas	608,300
48,330	Obrascon Huarte Lain SA	959,543
15,094	RED ELECTRICA CORP SA	682,912
150,038	Tubacex SA	527,860
34,813	Viscofan SA	743,266

		4,488,731

Sweden — 2.4%
91,403	Castellum AB	582,867
40,708	Elekta AB, B Shares	598,172
136,924	Kungsleden AB	631,935

See Notes to Financial Statements.

5

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a),(b)

COMMON STOCKS (Continued)
Sweden (Continued)
82,169	Loomis AB	$818,886
127,036	Peab AB	523,931

		3,155,791

Switzerland — 5.2%
14,753	Actelion Ltd †	773,642
16,971	Aryzta AG †	545,901
14,354	Baloise Holding AG	1,065,555
1,295	Banque Cantonale Vaudoise	408,518
947	Barry Callebaut AG	517,110
3,082	Burckhardt Compression Holding AG	399,331
3,414	Galenica AG	1,007,850
2,378	Kuoni Reisen Holding AG	739,786
12,646	PSP Swiss Property AG †	604,052
12,136	Schindler Holding AG	754,231

		6,815,976

United Kingdom — 18.3%
54,111	Aggreko Plc	461,998
190,324	Amlin PLC	948,215
240,863	ARM Holdings Plc	475,850
37,249	Autonomy Corp PLC †	882,602
76,644	Babcock International Group	607,730
120,044	Balfour Beatty PLC	611,122
540,920	Beazley PLC	866,696
125,923	Britvic PLC	578,709
113,912	Carillion PLC	473,895
56,953	Catlin Group Ltd	301,703
70,794	Charter International PLC	506,119
38,500	Chemring Group Plc	1,376,241
85,031	Croda International	748,595
163,670	Domino’s Pizza UK & IRL Plc	554,556
74,885	easyJet PLC †	333,728
670,021	Galiform PLC †	389,858
223,660	Game Group Plc	609,384
70,816	ICAP PLC	527,290
107,148	IG Group Holdings PLC	494,910
114,754	INFORMA PLC	414,499
65,711	Inmarsat PLC	592,727
120,894	Interserve PLC	348,960

See Notes to Financial Statements.

6

Shares		Value(a),(b)

United Kingdom (Continued)
29,200	Intertek Group PLC	$503,469
152,965	JKX Oil & Gas PLC	519,153
96,855	John Wood Group PLC	426,973
269,535	Mcbride Plc	643,863
63,752	Micro Focus International PLC	393,563
100,659	Mothercare PLC	795,551
267,652	N Brown Group PLC	947,462
80,056	Petrofac Ltd	884,412
182,858	QinetiQ Group PLC	432,700
9,510	Randgold Resources Ltd	611,462
481,456	Regus PLC	515,701
114,967	Rexam PLC	539,683
688,762	Spirent Communications PLC	720,809
93,059	SSL International PLC	794,554
207,368	Thomas Cook Group PLC	703,254
110,512	TUI Travel PLC	422,535
35,750	Venture Production PLC	478,270
99,131	Vitec Group Plc/The	424,693

		23,863,494

TOTAL COMMON STOCKS
(Cost $133,694,942)		127,031,620

PREFERRED STOCKS — 1.0%
Germany — 1.0%
6,233	Fresenius SE	336,816
21,558	Hugo Boss AG	530,489
74,717	ProSiebenSat.1 Media AG	411,982

TOTAL PREFERRED STOCKS
(Cost $1,325,880)		1,279,287

INVESTMENT COMPANY SECURITY — 1.0%
(Cost $1,356,659)
1,356,659	State Street Institutional Liquid Reserve Fund (c)	1,356,659

TOTAL INVESTMENTS
(Cost $136,377,481)	99.4%	129,667,566
OTHER ASSETS AND LIABILITIES (Net)	0.6	828,745

NET ASSETS	100.0%	$130,496,311

See Notes to Financial Statements.

7

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2009 (continued)

†	Non-income producing security.

(a)	Except with respect to Canadian securities, which are valued based on the last quoted sale price on the security’s primary market or exchange, value represents fair value of common stocks and preferred stocks as of June 30, 2009 determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2009, fair valued securities represent $116,679,519, 89.4% of net assets.

(b)	Unless otherwise indicated, the values of the securities of the Fund were determined based on level 2 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(c)	Security value was determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(d)	Security value was determined based on level 3 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

8

At June 30, 2009, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS
Construction & Engineering	6.2%	$8,107,803
Commercial Banks	5.1	6,596,666
Metals & Mining	4.7	6,199,657
Machinery	4.4	5,747,084
Real Estate Management & Development	3.8	4,962,171
Specialty Retail	3.7	4,809,105
Hotels, Restaurants & Leisure	3.7	4,791,691
Insurance	3.6	4,746,576
Chemicals	3.4	4,412,096
Energy Equipment & Services	3.0	3,884,727
Capital Markets	2.8	3,672,794
Commercial Services & Supplies	2.7	3,593,420
Oil, Gas & Consumable Fuels	2.5	3,300,302
Aerospace & Defense	2.4	3,097,773
Media	2.2	2,890,681
Food Products	2.1	2,724,324
Software	2.0	2,656,373
Health Care Equipment & Supplies	2.0	2,557,579
Internet & Catalog Retail	1.8	2,414,490
Professional Services	1.8	2,354,895
Gas Utilities	1.7	2,172,715
Pharmaceuticals	1.7	2,162,858
Computers & Peripherals	1.6	2,091,433
Leisure Equipment & Products	1.6	2,042,986
Health Care Providers & Services	1.5	2,017,308
Textiles, Apparel & Luxury Goods	1.5	1,953,845
Internet Software & Services	1.5	1,897,730
Auto Components	1.4	1,801,028
Trading Companies & Distributors	1.4	1,795,204
Containers & Packaging	1.4	1,794,367
Real Estate Investment Trusts (REITs)	1.3	1,640,507
Personal Products	1.2	1,630,745
Information Technology Services	1.1	1,471,686
Communications Equipment	1.0	1,322,973
Beverages	1.0	1,266,949
Electrical Equipment	0.9	1,237,447
Food & Staples Retailing	0.9	1,140,461
Electric Utilities	0.8	1,108,444
Diversified Telecommunication Services	0.8	1,047,291

See Notes to Financial Statements.

9

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2009 (continued)

	% of
	Net Assets	Value

COMMON STOCKS (Continued)
Semiconductors & Semiconductor Equipment	0.7%	$961,311
Thrifts & Mortgage Finance	0.7	899,145
Diversified Financial Services	0.7	871,320
Building Products	0.6	843,949
Multiline Retail	0.6	795,551
Biotechnology	0.6	773,642
Transportation Infrastructure	0.6	762,250
Road & Rail	0.6	758,151
Air Freight & Logistics	0.6	734,878
Airlines	0.6	729,505
Household Products	0.5	643,863
Multi-Utilities	0.5	618,592
Electronic Equipment & Instruments	0.4	587,869
Health Care Technology	0.4	535,037
Wireless Telecommunication Services	0.4	496,646
Paper & Forest Products	0.4	472,131
Household Durables	0.3	431,596

TOTAL COMMON STOCKS	97.4	127,031,620
PREFERRED STOCKS:
Textiles, Apparel & Luxury Goods	0.4	530,489
Media	0.3	411,982
Health Care Equipment & Supplies	0.3	336,816

TOTAL PREFERRED STOCKS	1.0	1,279,287
INVESTMENT COMPANY SECURITY	1.0	1,356,659

TOTAL INVESTMENTS	99.4	129,667,566
OTHER ASSETS AND LIABILITIES (NET)	0.6	828,745

NET ASSETS	100.0%	$130,496,311

See Notes to Financial Statements.

10

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11

Munder International Small-Cap Fund

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value (see accompanying schedule)	$129,667,566
Foreign currency, at value	867,820
Dividends receivable	397,800
Receivable from Advisor	61,764
Receivable for investment securities sold	335,534
Receivable for Fund shares sold	140,331
Prepaid expenses and other assets	70,059

Total Assets	131,540,874

LIABILITIES:
Payable for investment securities purchased	501,245
Payable for Fund shares redeemed	227,239
Investment advisory fees payable	101,209
Transfer agency/record keeping fees payable	79,892
Custody fees payable	37,674
Trustees’ fees and expenses payable	29,540
Administration fees payable	16,349
Distribution and shareholder servicing fees payable — Class A and C Shares	2,999
Accrued expenses and other payables	48,416

Total Liabilities	1,044,563

NET ASSETS	$130,496,311

Investments, at cost	$136,377,481

Foreign currency, at cost	$872,590

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$1,139,639
Accumulated net realized loss on investments sold	(120,520,114)
Net unrealized depreciation of investments	(6,719,071)
Paid-in capital	256,595,857

$130,496,311

NET ASSETS:
Class A Shares	$1,326,551

Class C Shares	$3,332,212

Class Y Shares	$45,239,443

Class I Shares	$80,598,105

SHARES OUTSTANDING:
Class A Shares	260,924

Class C Shares	662,990

Class Y Shares	8,881,555

Class I Shares	15,761,733

CLASS A SHARES:
Net asset value and redemption price per share	$5.08

Maximum sales charge	5.50%
Maximum offering price per share	$5.38

CLASS C SHARES:
Net asset value and offering price per share*	$5.03

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$5.09

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$5.11

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder International Small-Cap Fund

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Interest	$3,079
Dividends on securities of unaffiliated companies(a)	3,332,768
Dividends on securities of affiliated company	14,203

Total Investment Income	3,350,050

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	4,118
Class C Shares	27,051
Class R Shares(b)	18
Shareholder servicing fees:
Class K Shares(b)	9
Investment advisory fees	1,203,021
Transfer agency/record keeping fees(c)	269,623
Custody fees	216,846
Administration fees	194,904
Printing and mailing fees(d)	106,226
Legal and audit fees	66,589
Registration and filing fees(e)	57,486
Trustees’ fees and expenses	30,835
Other	21,154

Total Expenses	2,197,880
Expenses reimbursed by Advisor	(554,068)

Net Expenses	1,643,812

NET INVESTMENT INCOME	1,706,238

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from:
Security transactions	(89,607,225)
Futures contracts	(856,726)
Foreign currency-related transactions	(498,105)
In-kind redemption	(125,948)
Net change in unrealized appreciation/(depreciation) of:
Securities	9,641,312
Futures contracts	120,037
Foreign currency-related transactions	(47,218)

Net realized and unrealized loss on investments	(81,373,873)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(79,667,635)

(a)	Net of foreign withholding taxes of $305,561.

(b)	On March 16, 2009, all outstanding Class R and K Shares of the Fund were redeemed.

(c)	Transfer agency/record keeping fees — The amounts for Class A, C, K, R, Y & I Shares were $11,387, $18,701, $24, $24, $219,524 and $19,963, respectively.

(d)	Printing and mailing fees — The amounts for Class A, C, K, R, Y & I Shares were $2,187, $3,592, $5, $5, $42,149 and $58,288, respectively.

(e)	Registration and filing fees — The amounts for Class A, C, K, R, Y & I Shares were $2,185, $3,590, $5, $5, $42,121 and $9,580, respectively.

See Notes to Financial Statements.

14

Munder International Small-Cap Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended
	June 30, 2009(b)	June 30, 2008(a)

Net investment income	$1,706,238	$2,350,642
Net realized loss from security transactions, futures contracts, foreign currency-related transactions and in-kind redemption	(91,088,004)	(30,100,495)
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	9,714,131	(16,433,202)

Net decrease in net assets resulting from operations	(79,667,635)	(44,183,055)
Dividends to shareholders from net investment income:
Class A Shares	(35,456)	—
Class C Shares	(30,633)	—
Class K Shares	(85)	—
Class R Shares	(77)	—
Class Y Shares	(93,831)	—
Class I Shares	(1,979,086)	(128,335)
Distributions to shareholders from net realized gains:
Class A Shares	—	(506)
Class C Shares	—	(66)
Class K Shares	—	(4)
Class R Shares	—	(4)
Class Y Shares	—	(2,299)
Class I Shares	—	(72,537)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(232,350)	3,106,802
Class C Shares	2,024,494	2,849,116
Class K Shares	(3,431)	10,004
Class R Shares	(3,424)	10,004
Class Y Shares	53,814,362	4,891,002
Class I Shares	(23,126,171)	213,347,844
Short-term trading fees	1,209	459

Net increase/(decrease) in net assets	(49,332,114)	179,828,425
NET ASSETS:
Beginning of year	179,828,425	—

End of year	$130,496,311	$179,828,425

Undistributed net investment income	$1,139,639	$2,070,674

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 17, 2007, August 17, 2007, November 1, 2007, November 1, 2007, August 17, 2007 and August 17, 2007, respectively.

(b)	Effective March 16, 2009, all outstanding Class K Shares and Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

15

Munder International Small-Cap Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Period Ended
	June 30, 2009(b)	June 30, 2008(a)

Amount
Class A Shares:
Sold	$891,303	$3,285,263
Issued as reinvestment of dividends and distributions	21,717	289
Redeemed	(1,145,370)	(178,750)

Net increase/(decrease)	$(232,350)	$3,106,802

Class C Shares:
Sold	$2,119,265	$2,903,891
Issued as reinvestment of dividends and distributions	29,711	17
Redeemed	(124,482)	(54,792)

Net increase	$2,024,494	$2,849,116

Class K Shares:
Sold	$—	$10,000
Issued as reinvestment of dividends and distributions	85	4
Redeemed	(3,516)	—

Net increase/(decrease)	$(3,431)	$10,004

Class R Shares:
Sold	$—	$10,000
Issued as reinvestment of dividends and distributions	77	4
Redeemed	(3,501)	—

Net increase/(decrease)	$(3,424)	$10,004

Class Y Shares:
Sold	$66,113,793	$12,866,200
Issued as reinvestment of dividends and distributions	89,467	2,299
Redeemed	(12,388,898)	(7,977,497)

Net increase	$53,814,362	$4,891,002

Class I Shares:
Sold	$1,214,903	$72,187,386
In-kind subscription	—	142,863,406
Issued as reinvestment of dividends and distributions	551,739	52,796
Redeemed	(21,475,575)	(1,755,744)
In-kind redemption	(3,417,238)	—

Net increase/(decrease)	$(23,126,171)	$213,347,844

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 17, 2007, August 17, 2007, November 1, 2007, November 1, 2007, August 17, 2007 and August 17, 2007, respectively.

(b)	Effective March 16, 2009, all outstanding Class K Shares and Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

16

	Year Ended	Period Ended
	June 30, 2009(b)	June 30, 2008(a)

Shares
Class A Shares:
Sold	148,051	348,474
Issued as reinvestment of dividends and distributions	3,232	29
Redeemed	(220,178)	(18,684)

Net increase/(decrease)	(68,895)	329,819

Class C Shares:
Sold	372,910	315,412
Issued as reinvestment of dividends and distributions	4,448	2
Redeemed	(23,648)	(6,134)

Net increase	353,710	309,280

Class K Shares:
Sold	—	903
Issued as reinvestment of dividends and distributions	13	0 #
Redeemed	(916)	—

Net increase/(decrease)	(903)	903

Class R Shares:
Sold	—	903
Issued as reinvestment of dividends and distributions	11	0 #
Redeemed	(914)	—

Net increase/(decrease)	(903)	903

Class Y Shares:
Sold	11,140,992	1,271,061
Issued as reinvestment of dividends and distributions	13,421	231
Redeemed	(2,714,631)	(829,519)

Net increase	8,439,782	441,773

Class I Shares:
Sold	266,137	6,880,675
In-kind subscription	—	12,732,924
Issued as reinvestment of dividends and distributions	81,860	5,280
Redeemed	(3,554,807)	(179,321)
In-kind redemption	(471,015)	—

Net increase/(decrease)	(3,677,825)	19,439,558

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 17, 2007, August 17, 2007, November 1, 2007, November 1, 2007, August 17, 2007 and August 17, 2007, respectively.

(b)	Effective March 16, 2009, all outstanding Class K Shares and Class R Shares of the Fund were redeemed.

#	Amount represents less than 0.500 of a share.

See Notes to Financial Statements.

17

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares			C Shares
	Year Ended	Period Ended		Year Ended	Period Ended
	6/30/09(b)	6/30/08(b)		6/30/09(b)	6/30/08(b)

Net asset value, beginning of period	$8.73	$10.00		$8.67	$10.00

Income/(loss) from investment operations:
Net investment income	0.05	0.17		0.02	0.14
Net realized and unrealized loss on investments	(3.61)	(1.44)		(3.59)	(1.47)

Total from investment operations	(3.56)	(1.27)		(3.57)	(1.33)

Less distributions:
Dividends from net investment income	(0.09)	—		(0.07)	—
Distributions from net realized gains	—	(0.00	)(d)	—	(0.00	)(d)

Total distributions	(0.09)	(0.00	)(d)	(0.07)	(0.00	)(d)

Short-term trading fees	0.00 (d)	0.00	(d)	0.00 (d)	0.00	(d)

Net asset value, end of period	$5.08	$8.73		$5.03	$8.67

Total return(c)	(40.99)%	(12.67)%		(41.39)%	(13.27)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,327	$2,880		$3,332	$2,681
Ratio of operating expenses to average net assets	1.71%	1.71	%(e)	2.46%	2.46	%(e)
Ratio of net investment income to average net assets	0.86%	2.06	%(e)	0.38%	1.77	%(e)
Portfolio turnover rate	91%	91%		91%	91%
Ratio of operating expenses to average net assets without expense reimbursements	2.56%	2.80	%(e)	3.33%	3.28	%(e)

(a)	Class A Shares, Class C Shares, Class Y Shares and Class I shares of the Fund commenced operations on August 17, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	Amount is less than $0.005 per share.

(e)	Annualized.

See Notes to Financial Statements.

18

Y Shares			I Shares
Year Ended	Period Ended		Year Ended	Period Ended
6/30/09(b)	6/30/08(b)		6/30/09(b)	6/30/08(b)

$8.74	$10.00		$8.77	$10.00

0.07	0.11		0.07	0.14

(3.62)	(1.37)		(3.62)	(1.36)

(3.55)	(1.26)		(3.55)	(1.22)

(0.10)	—		(0.11)	(0.01)
—	(0.00	)(d)	—	(0.00	)(d)

(0.10)	(0.00	)(d)	(0.11)	(0.01)

0.00 (d)	0.00	(d)	0.00 (d)	0.00	(d)

$5.09	$8.74		$5.11	$8.77

(40.87)%	(12.57)%		(40.76)%	(12.21)%

$45,239	$3,862		$80,598	$170,390

1.46%	1.46	%(e)	1.20%	1.20	%(e)

1.49%	1.37	%(e)	1.33%	1.72	%(e)
91%	91%		91%	91%

2.36%	2.46	%(e)	1.45%	1.50	%(e)

See Notes to Financial Statements.

19

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20

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder International Small-Cap Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

During the year ended June 30,2009, the Fund offered 6 classes of shares for sale — Class A, Class C, Class K, Class R, Class Y, and Class I Shares. On March 12, 2009, the Fund ceased offering Class K and R Shares for sale and on March 16, 2009, all outstanding Class K and Class R Shares were redeemed. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class K, Class R, Class Y, and Class I Shares are/were sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

Prior to December 30, 2008, the Fund was known as the Munder International Small-Mid Cap Fund.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

21

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security and depositary receipts may be valued based on the underlying securities value and relevant exchange rate. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$12,988,047
Level 2 — Other Significant Observable Inputs	116,679,519
Level 3 — Significant Unobservable Inputs	— *

Total	$129,667,566

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Investments in
Securities
Balance as of 6/30/2008	$—
Transfer in and/or out of Level 3	379,534
Net purchases/(sales)	(1,388)
Accrued discounts/(premiums)	—
Realized gains/(losses)	(13,489)
Change in unrealized appreciation/(depreciation)	(364,657)

Balance as of 6/30/09	$— *

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$(364,657)

*	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

23

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an

24

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2009, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has

25

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2009 (continued)

been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2009.

The Fund’s tax returns since inception remain subject to examination by U.S. federal and state tax authorities.

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Adoption did not materially impact the amounts reported in the financial statements.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.95% on the first $1 billion of its average daily net assets, and 0.90% on net assets exceeding $1 billion. During the year ending June 30, 2009, the Fund paid an annual effective rate of 0.95% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities

26

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.71%, 2.46%, 1.71%, 1.96%, 1.46%, and 1.20% for Class A, C, K, R, Y and I Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2009, the Advisor reimbursed expenses on behalf of the Fund totaling $554,068, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2009, the total amount eligible for repayment to the Advisor was $999,888. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $194,904 before payment of sub-administration fees and $127,171 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.1539% for administrative services.

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments

27

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $1,945 in advisory fees before waivers and expense reimbursements ($137 after waivers and expense reimbursements) and $844 in administrative fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y and I Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

28

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class C	Class R	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees were limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $155,650,419 and $116,761,189, respectively, for the year ended June 30, 2009. During the year ended June 30, 2009, the Fund had a redemption in kind which resulted in a redemption out of the Fund of $3,417,238.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $11,263,466, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $19,168,634 and net depreciation for Federal income tax purposes was $7,905,168. At June 30, 2009, aggregate cost for Federal income tax purposes was $137,572,734.

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. For the year ended June 30, 2009, the Fund had the following derivative activity*:

		Net Change in Unrealized
	Net Realized Loss	Appreciation/(Depreciation)
Derivatives	Recognized in Income	Recognized in Income

Equity Contracts (Futures)	$(856,726)	$120,037

*	As of June 30, 2009, the Fund had no open derivative contracts.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. During the year ended June 30, 2009, the Fund held the

29

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

following security, which could be deemed to be issued by an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/08	Cost	Shares	Cost	Shares	6/30/09	Income	Gain/(Loss)

Institutional Money Market Fund	$313,767	$27,177,605	27,177,605	$27,491,372	27,491,372	$—	$14,203	$—

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the federal funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $1,752.

30

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2009 (continued)

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from foreign currency gains and losses and adjustments for redemptions in kind were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-in-Capital

$(498,105)	$624,053	$(125,948)

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post	Capital
Ordinary	October Loss	Loss	Unrealized
Income	Deferral	Carryover	Depreciation	Total

$1,601,814	$(65,697,088)	$(54,075,946)	$(7,914,324)	$(126,085,544)

The differences between book and tax distributable earnings were primarily due to wash sales, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

The tax character of dividends paid to shareholders during the years ended June 30, 2009 and June 30, 2008 was as follows:

	Ordinary
	Income	Total

June 30, 2009	$2,139,168	$2,139,168
June 30, 2008	203,751	203,751

31

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

As determined at June 30, 2009, the Fund had available for Federal income tax purposes $54,075,946 of unused capital losses which expire in 2017.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2008 and June 30, 2009 of $65,697,088.

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2009, the Fund designates approximately $3,637,296 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The Fund designated $282,933 as foreign taxes paid and $3,637,131 as foreign source income for regular Federal income tax purposes.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for the 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon

32

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

33

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

34

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (4) the Fund’s one-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-year period. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to the Fund, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

35

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2009 (continued)

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives and strategies as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

36

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2009.

16.	Trustee and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal

37

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

38

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

39

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2009 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company)
(since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company)
(since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

40

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

41

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

42

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Small-Cap Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder International Small-Cap Fund (formerly, Munder International Small-Mid Cap Fund) (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Small-Cap Fund of Munder Series Trust at June 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNISMC609

ANNUAL REPORT
June 30, 2009

Munder Internet Fund
Class A, B, C, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

Our criteria for buying and selling equity securities do not change in uncertain times. Throughout the past year, we have remained committed to our fundamental approach to stock selection, always paying careful attention to investment fundamentals, such as financial strength, earnings prospects and valuation. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through these uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com

The Fund concentrates its investments in Internet-related securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund also may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the Fund’s investment allocation. A complete list of holdings as of June 30, 2009 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling 1-800-468-6337.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Mark Lebovitz and Kenneth Smith

Although Internet stocks were not spared from the market turmoil that characterized the Munder Funds’ fiscal year ended June 30, 2009, that segment of the stock market significantly outperformed the broader stock market, as measured by the S&P 500® Index. For that twelve-month period, the S&P 500® Index had a -26.21% return, compared to a -14.90% return for the Munder Internet Fund, a -8.05% return for the Inter@ctive Week Internet Index, a -11.34% return for the Morgan Stanley Internet Index and a -19.78% median return for the Lipper universe of science and technology funds.

The Fund lagged behind its Morgan Stanley Internet Index benchmark largely because of the Fund’s relative weakness in its computers & peripherals, Internet & catalog retail and communications equipment segments. The Fund did, however, have positive relative performance in its software and Internet software & services segments. In addition, the Fund received a boost to performance during the period from various class action claim settlements.

In May, a class action recovery from Gilat Satellite resulted in a $0.06 increase in net asset value. Additionally, as the surviving entity in the merger with the Amerindo Technology Fund, the Fund is entitled to any class action recoveries paid to the Amerindo Technology Fund. In April, the Amerindo Technology Fund custodian wired the Fund proceeds from several class action settlements paid to the Amerindo Technology Fund. Receipt of these payments resulted in a $0.02 net asset value increase to the Fund.

Overweights in Hewlett-Packard (1.8% of the Fund) and Seagate Technology, which was eliminated from the Fund in December, were the primary detractors from the Fund’s relative performance in its computers & peripherals segment. Among the Fund’s Internet & catalog retail holdings, the Fund’s underweights in Amazon.com (3.6% of the Fund), Blue Nile (0.4% of the Fund) and priceline.com (2.3% of the Fund) had the greatest negative impact on the Fund’s relative return. An overweight in Research in Motion (1.2% of the Fund) and an underweight in Juniper Networks (0.7% of the Fund) were largely responsible for the lagging performance of the communications equipment segment of the Fund.

In contrast to these relatively weak segments, the software segment of the Fund had strong relative performance, primarily due to the overweighted positions in Shanda Interactive Entertainment (0.9% of the Fund), whose stock price rose by 93% for the year ended June 30, 2009, and McAfee (1.8% of the Fund). Another positive contribution to relative performance in that segment was an underweight in Salesforce.com (0.7% of the Fund). The Fund’s relative strength in the Internet software & services segment was boosted by an underweight in TechTarget (1.0% of the Fund) and an overweight in Napster. In anticipation of the closing of Best Buy’s acquisition of Napster, the stock was sold in October.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P 500® Index is

iii

a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of science and technology funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Internet Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09(1)
								Lipper
						Morgan	Inter@ctive	Science and
				S&P	NASDAQ	Stanley	Week	Technology
Class and	With		Without	500®	Composite	Internet	Internet	Funds
Inception Date	Load		Load	Index*	Index*	Index*	Index*	Median**

CLASS Y 6/1/98	N/A		$4,081	$7,985	$6,834	$3,520	$6,075	$6,368

CLASS A 8/19/96	$3,761	#	3,979	7,985	6,834	3,520	6,075	6,368

CLASS B 6/1/98	N/A		3,748	7,985	6,834	3,520	6,075	6,368

CLASS C 11/3/98	N/A		3,693	7,985	6,834	3,520	6,075	6,368

CLASS R 7/29/04	N/A		10,900	9,232	9,724	13,924	13,165	10,292

(1)	Amounts represent growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of a maximum sales charge of 5.50% for Class A Shares.

*	The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The NASDAQ Composite Index is a capitalization-weighted index that measures the performance of all domestic and foreign common-type stocks listed on the NASDAQ Stock Market. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. Index comparative returns are as of 7/1/99 for Class Y, A, B and C Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

**	The Lipper Science and Technology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 7/1/99 for Class Y, A, B and C Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 6/1/98	N/A		(14.90)%	N/A		(0.98)%	N/A		(8.57)%	N/A		0.64%

CLASS A 8/19/96	(19.77)%	#	(15.11)%	(2.35)%	#	(1.24)%	(9.32)%	#	(8.80)%	N/A	+	6.00%

CLASS B 6/1/98	(19.93)%	†	(15.71)%	(2.36)%	†	(1.96)%	N/A		(9.35)%	N/A		(0.16)%

CLASS C 11/3/98	(16.60)%	†	(15.76)%	N/A		(1.97)%	N/A		(9.48)%	N/A		(1.39)%

CLASS R 7/29/04	N/A		(15.27)%	N/A		N/A	N/A		N/A	N/A		1.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and R Shares during the fiscal year ended 6/30/08 were 1.81%, 2.08%, 2.83%, 2.83% and 2.33%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class A, B and C Shares during the 1996 and 1998 calendar years and the Fund’s Class Y Shares during the 1998 calendar year. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. In addition, the Fund’s transfer agent limited certain expenses of the Fund’s Class Y, A, B, C and R Shares during the 2002-2004 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution and the Fund’s transfer agent had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

+	Class A Shares of the Fund were not subject to any sales charges until June 1998.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$1,332.84	$13.36	2.31%
Class A	$1,000.00	$1,331.04	$14.91	2.58%
Class B	$1,000.00	$1,326.72	$19.33	3.35%
Class C	$1,000.00	$1,325.62	$19.26	3.34%
Class R	$1,000.00	$1,330.24	$15.54	2.69%

Hypothetical
Class Y	$1,000.00	$1,013.34	$11.53	2.31%
Class A	$1,000.00	$1,012.00	$12.87	2.58%
Class B	$1,000.00	$1,008.18	$16.68	3.35%
Class C	$1,000.00	$1,008.23	$16.63	3.34%
Class R	$1,000.00	$1,011.46	$13.42	2.69%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Internet Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a)

COMMON STOCKS — 99.3%
Consumer Discretionary — 11.5%
Hotels, Restaurants & Leisure — 1.6%
97,300	Ctrip.com International Ltd, ADR †	$4,504,990

Internet & Catalog Retail — 9.9%
119,900	Amazon.com Inc †	10,030,834
231,662	Bidz.com Inc †	653,287
29,000	Blue Nile Inc †	1,246,710
253,245	Expedia Inc †	3,826,532
73,382	NetFlix Inc †	3,033,612
148,436	PetMed Express Inc †	2,230,993
57,366	priceline.com Inc †	6,399,177

		27,421,145

Total Consumer Discretionary		31,926,135

Financials — 0.5%
Insurance — 0.5%
81,000	eHealth Inc †	1,430,460

Industrials — 2.0%
Commercial Services & Supplies — 0.3%
559,786	Intermap Technologies Corp †	895,157

Professional Services — 1.7%
109,300	51job Inc, ADR †	1,293,019
289,750	Monster Worldwide Inc †	3,421,948

		4,714,967

Total Industrials		5,610,124

Information Technology — 85.3%
Communications Equipment — 9.7%
609,300	Cisco Systems Inc †	11,357,352
41,000	F5 Networks Inc †	1,418,190
83,300	Juniper Networks Inc †	1,965,880
156,000	QUALCOMM Inc	7,051,200
48,300	Research In Motion Ltd †	3,431,715
75,000	Riverbed Technology Inc †	1,739,250

		26,963,587

Computers & Peripherals — 11.5%
88,350	Apple Inc †	12,583,691
100,000	Dell Inc †	1,373,000
265,000	EMC Corp/Massachusetts †	3,471,500

See Notes to Financial Statements.

1

Munder Internet Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Computers & Peripherals (Continued)
131,500	Hewlett-Packard Co	$5,082,475
53,000	International Business Machines Corp	5,534,260
201,000	NetApp Inc †	3,963,720

		32,008,646

Information Technology Services — 1.5%
36,000	Automatic Data Processing Inc	1,275,840
69,000	NeuStar Inc, Class A †	1,529,040
22,000	Visa Inc, Class A	1,369,720

		4,174,600

Internet Software & Services — 41.5%
284,300	Akamai Technologies Inc †	5,452,874
30,300	Alibaba.com Ltd †	53,953
32,300	Baidu Inc/China, ADR †	9,725,207
82,500	Bankrate Inc †	2,082,300
89,981	Digital River Inc †	3,268,110
566,101	eBay Inc †	9,697,310
28,768	Google Inc, Class A †	12,128,301
307,400	GSI Commerce Inc †	4,380,450
221,999	IAC/InterActiveCorp †	3,563,084
171,200	Knot Inc/The †	1,349,056
5,786	Mainstream Data Services Inc †,(b),(c),(d),(f)	0
45,400	MercadoLibre Inc †	1,220,352
5,279,478	Move Inc †	11,403,672
181,100	Netease.com, ADR †	6,371,098
9,500	NHN Corp †	1,316,182
208,100	NIC Inc	1,408,837
266,000	Omniture Inc †	3,340,960
133,900	Sina Corp/China †	3,947,372
43,950	Sohu.com Inc †	2,761,379
272,200	Spark Networks Inc †	626,060
663,771	TechTarget Inc †	2,655,084
148,800	Tencent Holdings Ltd	1,729,909
488,972	TheStreet.com Inc	1,021,951
118,000	Valueclick Inc †	1,241,360
336,500	VeriSign Inc †	6,218,520
33,200	VistaPrint Ltd †	1,415,980

See Notes to Financial Statements.

2

Shares		Value(a)

Information Technology (Continued)
Internet Software & Services (Continued)
152,450	WebMD Health Corp, Class A †	$4,561,304
796,880	Yahoo! Inc †	12,479,141

		115,419,806

Semiconductors & Semiconductor Equipment — 2.5%
260,000	Intel Corp	4,303,000
119,000	Marvell Technology Group Ltd †	1,385,160
65,000	Texas Instruments Inc	1,384,500

		7,072,660

Software — 18.6%
77,000	BMC Software Inc †	2,601,830
353,800	Check Point Software Technologies †	8,303,686
119,500	McAfee Inc †	5,041,705
394,000	Microsoft Corp	9,365,380
203,900	Oracle Corp	4,367,538
58,000	Perfect World Co Ltd, ADR †	1,658,800
181,400	Red Hat Inc †	3,651,582
52,000	Salesforce.com Inc †	1,984,840
47,300	Shanda Interactive Entertainment Ltd, ADR †	2,473,317
1,049,266	SourceForge Inc †	1,311,582
343,000	Symantec Corp †	5,337,080
286,100	Synopsys Inc †	5,581,811

		51,679,151

Total Information Technology		237,318,450

TOTAL COMMON STOCKS
(Cost $364,201,784)		276,285,169

PREFERRED STOCK — 0.0%
(Cost $999,999)
Information Technology — 0.0%
Computers & Peripherals — 0.0%
444,444	Alacritech, Inc, Series C †,(b),(c),(d),(f)	0

WARRANT — 0.0%
(Cost $0)
Industrials — 0.0%
Commercial Services & Supplies — 0.0%
100,000	Intermap Technologies Corp, Expires 04/27/2010 †,(b),(e)	0

See Notes to Financial Statements.

3

Munder Internet Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

INVESTMENT COMPANY SECURITY — 1.8%
(Cost $5,083,756)
5,083,756	State Street Institutional Liquid Reserves Fund	$5,083,756

TOTAL INVESTMENTS
(Cost $370,285,539)	101.1%	281,368,925
OTHER ASSETS AND LIABILITIES (Net)	(1.1)	(2,975,349)

NET ASSETS	100.0%	$278,393,576

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(b)	Security valued at fair value as of June 30, 2009 in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2009, these securities represent $0, 0.0% of net assets.

(c)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered.

(d)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2009, securities subject to restrictions on resale that have not been deemed to be liquid represent $0, 0.0% of net assets.

Security	Acquisition Date	Cost

Alacritech, Inc., Series C	12/13/01	$999,999
Mainstream Data Services Inc.	08/29/00	213,440

(e)	Security value was determined based on level 2 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(f)	Security value was determined based on level 3 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

4

At June 30, 2009, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	80.4%	$223,797,893
China	12.4	34,519,044
Israel	3.0	8,303,686
Canada	1.6	4,326,872
Bermuda	1.0	2,801,140
South Korea	0.5	1,316,182
Argentina	0.4	1,220,352

TOTAL COMMON STOCKS	99.3	276,285,169
PREFERRED STOCK	0.0	0
WARRANT:
Canada	0.0	0
INVESTMENT COMPANY SECURITY	1.8	5,083,756

TOTAL INVESTMENTS	101.1	281,368,925
OTHER ASSETS AND LIABILITIES (Net)	(1.1)	(2,975,349)

NET ASSETS	100.0%	$278,393,576

See Notes to Financial Statements.

5

Munder Internet Fund

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value (see accompanying schedule)	$281,368,925
Dividends receivable	25,510
Receivable for Fund shares sold	63,328
Prepaid expenses and other assets	51,165

Total Assets	281,508,928

LIABILITIES:
Payable for investment securities purchased	1,485,453
Payable for Fund shares redeemed	616,018
Transfer agency/record keeping fees payable	535,378
Trustees’ fees and expenses payable	182,551
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	90,713
Administration fees payable	31,693
Custody fees payable	13,744
Investment advisory fees payable	7,685
Accrued expenses and other payables	152,117

Total Liabilities	3,115,352

NET ASSETS	$278,393,576

Investments, at cost	$370,285,539

See Notes to Financial Statements.

6

NET ASSETS consist of:
Accumulated net investment loss	$(73,921)
Accumulated net realized loss on investments sold	(3,514,885,790)
Net unrealized depreciation of investments	(88,916,166)
Paid-in capital	3,882,269,453

$278,393,576

NET ASSETS:
Class A Shares	$210,683,019

Class B Shares	$15,137,472

Class C Shares	$41,301,678

Class R Shares	$27,979

Class Y Shares	$11,243,428

SHARES OUTSTANDING:
Class A Shares	12,097,932

Class B Shares	943,964

Class C Shares	2,574,347

Class R Shares	1,627

Class Y Shares	626,651

CLASS A SHARES:
Net asset value and redemption price per share	$17.41

Maximum sales charge	5.50%
Maximum offering price per share	$18.42

CLASS B SHARES:
Net asset value and offering price per share*	$16.04

CLASS C SHARES:
Net asset value and offering price per share*	$16.04

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$17.20

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$17.94

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

7

Munder Internet Fund

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Interest	$32
Dividends on securities of unaffiliated companies(a)	625,330
Dividends on securities of affiliated company	45,868
Securities lending, net of borrower rebates	712,952

Total Investment Income	1,384,182

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	502,448
Class B Shares	171,120
Class C Shares	404,578
Class R Shares	89
Transfer agency/record keeping fees	2,726,042
Investment advisory fees	2,675,221
Administration fees	371,223
Printing and mailing fees	256,221
Legal and audit fees	96,314
Custody fees	84,594
Registration and filing fees	68,355
Trustees’ fees and expenses	34,027
Other	32,122

Total Expenses	7,422,354

NET INVESTMENT LOSS	(6,038,172)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from:
Security transactions	(41,179,010)
Foreign currency-related transactions	(14,320)
Net change in unrealized appreciation/(depreciation) of:
Securities	(15,793,869)
Foreign currency-related transactions	(251)

Net realized and unrealized loss on investments	(56,987,450)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(63,025,622)

(a)	Net of foreign withholding taxes of $2,565.

See Notes to Financial Statements.

8

Munder Internet Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008

Net investment loss	$(6,038,172)	$(8,185,359)
Net realized gain/(loss) from security transactions and foreign currency-related transactions	(41,193,330)	40,412,492
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(15,794,120)	(89,993,913)

Net decrease in net assets resulting from operations	(63,025,622)	(57,766,780)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(26,714,936)	(66,267,661)
Class B Shares	(5,515,262)	(5,815,981)
Class C Shares	(6,898,376)	(15,179,694)
Class K Shares	(1,744)	(1,595)
Class R Shares	(13,970)	(2,345)
Class Y Shares	788,602	6,845,107
Short-term trading fees	1,101	5,655

Net decrease in net assets	(101,380,207)	(138,183,294)
NET ASSETS:
Beginning of year	379,773,783	517,957,077

End of year	$278,393,576	$379,773,783

Accumulated net investment loss	$(73,921)	$(55,651)

(a)	Effective March 20, 2009, all outstanding Class K Shares of the Fund were redeemed.

See Notes to Financial Statements.

9

Munder Internet Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008

Amount
Class A Shares:
Sold*	$9,992,464	$10,134,174
Proceeds received in merger	—	17,002,897
Redeemed	(36,707,400)	(93,404,732)

Net decrease	$(26,714,936)	$(66,267,661)

Class B Shares:
Sold	$729,455	$1,304,945
Redeemed*	(6,244,717)	(7,120,926)

Net decrease	$(5,515,262)	$(5,815,981)

Class C Shares:
Sold	$866,110	$1,278,251
Redeemed	(7,764,486)	(16,457,945)

Net decrease	$(6,898,376)	$(15,179,694)

Class K Shares:
Sold	$—	$—
Redeemed	(1,744)	(1,595)

Net decrease	$(1,744)	$(1,595)

Class R Shares:
Sold	$16,173	$21,506
Redeemed	(30,143)	(23,851)

Net decrease	$(13,970)	$(2,345)

Class Y Shares:
Sold	$3,428,526	$9,386,668
Redeemed	(2,639,924)	(2,541,561)

Net increase	$788,602	$6,845,107

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	Effective March 20, 2009, all outstanding Class K Shares of the Fund were redeemed.

See Notes to Financial Statements.

10

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008

Shares
Class A Shares:
Sold*	650,252	433,534
Issued in exchange for proceeds received in merger	—	708,786
Redeemed	(2,389,575)	(4,086,191)

Net decrease	(1,739,323)	(2,943,871)

Class B Shares:
Sold	52,593	61,502
Redeemed*	(461,084)	(335,951)

Net decrease	(408,491)	(274,449)

Class C Shares:
Sold	63,323	59,909
Redeemed	(545,347)	(773,211)

Net decrease	(482,024)	(713,302)

Class K Shares:
Sold	—	—
Redeemed	(127)	(75)

Net decrease	(127)	(75)

Class R Shares:
Sold	1,005	1,071
Redeemed	(1,505)	(1,058)

Net increase/(decrease)	(500)	13

Class Y Shares:
Sold	217,005	400,484
Redeemed	(163,744)	(112,136)

Net increase	53,261	288,348

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	Effective March 20, 2009, all outstanding Class K Shares of the Fund were redeemed.

See Notes to Financial Statements.

11

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$20.51	$23.41	$19.29	$17.70		$18.53

Income/(loss) from investment operations:
Net investment loss	(0.33)	(0.37)	(0.37)	(0.24)		(0.31)
Net realized and unrealized gain/(loss) on investments	(2.77)	(2.53)	4.49	1.75		(0.52)

Total from investment operations	(3.10)	(2.90)	4.12	1.51		(0.83)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$17.41	$20.51	$23.41	$19.29		$17.70

Total return(d)	(15.11)%	(12.43)%	21.41%	9.11	%(e)	(4.59)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$210,683	$283,745	$392,918	$445,453		$358,457
Ratio of operating expenses to average net assets	2.62%	2.08%	2.33%	2.18%		2.29%
Ratio of net investment loss to average net assets	(2.10)%	(1.61)%	(1.83)%	(1.19)%		(1.75)%
Portfolio turnover rate	71%	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.62%	2.08%	2.33%	2.18%		2.31%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on August 19, 1996 and June 1, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 8.65% for Class A Shares and 7.87% for Class B Shares.

See Notes to Financial Statements.

12

B Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$19.02	$21.88	$18.16	$16.79		$17.71

(0.41)	(0.50)	(0.49)	(0.37)		(0.42)

(2.57)	(2.36)	4.21	1.66		(0.50)

(2.98)	(2.86)	3.72	1.29		(0.92)

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.08		—

$16.04	$19.02	$21.88	$18.16		$16.79

(15.71)%	(13.07)%	20.47%	8.35	%(e)	(5.31)%

$15,137	$25,728	$35,603	$47,126		$196,038

3.38%	2.83%	3.08%	2.95%		3.04%

(2.85)%	(2.36)%	(2.59)%	(2.04)%		(2.47)%
71%	96%	62%	82%		72%

3.38%	2.83%	3.08%	2.95%		3.06%

See Notes to Financial Statements.

13

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$19.03	$21.90	$18.17	$16.80		$17.72

Income/(loss) from investment operations:
Net investment loss	(0.42)	(0.50)	(0.49)	(0.37)		(0.42)
Net realized and unrealized gain/(loss) on investments	(2.57)	(2.37)	4.22	1.66		(0.50)

Total from investment operations	(2.99)	(2.87)	3.73	1.29		(0.92)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$16.04	$19.03	$21.90	$18.17		$16.80

Total return(d)	(15.76)%	(13.06)%	20.46%	8.34	%(e)	(5.30)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$41,302	$58,172	$82,541	$99,230		$124,925
Ratio of operating expenses to average net assets	3.37%	2.83%	3.08%	2.94%		3.04%
Ratio of net investment loss to average net assets	(2.85)%	(2.37)%	(2.59)%	(1.99)%		(2.49)%
Portfolio turnover rate	71%	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	3.37%	2.83%	3.08%	2.94%		3.06%

(a)	Class C Shares and Class R Shares of the Fund commenced operations on November 3, 1998 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 7.87% for Class C Shares and 8.39% for Class R Shares.

(f)	Annualized.

See Notes to Financial Statements.

14

R Shares
Year	Year	Year	Year		Period
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$20.29	$23.23	$19.20	$17.66		$15.78

(0.37)	(0.42)	(0.43)	(0.29)		(0.32)

(2.72)	(2.52)	4.46	1.75		2.20

(3.09)	(2.94)	4.03	1.46		1.88

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)

—	—	—	0.08		—

$17.20	$20.29	$23.23	$19.20		$17.66

(15.27)%	(12.65)%	21.04%	8.84	%(e)	11.79%

$28	$43	$49	$12		$11

2.72%	2.33%	2.55%	2.42%		2.54	%(f)

(2.19)%	(1.86)%	(2.07)%	(1.46)%		(1.92	)%(f)
71%	96%	62%	82%		72%

2.72%	2.33%	2.55%	2.42%		2.56	%(f)

See Notes to Financial Statements.

15

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$21.07	$24.00	$19.72	$18.05		$18.85

Income/(loss) from investment operations:
Net investment loss	(0.30)	(0.31)	(0.33)	(0.20)		(0.27)
Net realized and unrealized gain/(loss) on investments	(2.83)	(2.62)	4.61	1.79		(0.53)

Total from investment operations	(3.13)	(2.93)	4.28	1.59		(0.80)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$17.94	$21.07	$24.00	$19.72		$18.05

Total return(d)	(14.90)%	(12.17)%	21.64%	9.43	%(e)	(4.35)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,243	$12,083	$6,841	$6,050		$5,574
Ratio of operating expenses to average net assets	2.36%	1.81%	2.07%	1.93%		2.04%
Ratio of net investment loss to average net assets	(1.85)%	(1.34)%	(1.56)%	(0.99)%		(1.47)%
Portfolio turnover rate	71%	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.36%	1.81%	2.07%	1.93%		2.06%

(a)	Class Y Shares of the Fund commenced operations on June 1, 1998.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 8.99% for Class Y Shares.

See Notes to Financial Statements.

16

Munder Internet Fund

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30,2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Internet Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

During the year ended June 30,2009, the Fund offered 6 classes of shares for sale — Class A, Class B, Class C, Class K, Class R and Class Y Shares. On March 19, 2009, the Fund ceased offering Class K Shares for sale and on March 20, 2009, all outstanding Class K Shares were redeemed. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On December 14, 2007, the Fund acquired all of the assets and assumed all of the liabilities of The Munder @Vantage Fund (“@Vantage”) in a tax-free exchange of shares and the subsequent liquidation of @Vantage. The Agreement and Plan of Reorganization, Liquidation, Deregistration, Termination and Dissolution was approved by the shareholders of @Vantage at a Special Meeting of the Shareholders held on December 6, 2007.

Number of Shares outstanding of @Vantage prior to merger	1,802,966
Number of Shares issued of the Fund for Shares of @Vantage:
Class A	708,786

Unrealized depreciation immediately prior to acquisition of all assets and assumption of all liabilities of @Vantage was $667,048.

17

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

There were no undistributed income or gain amounts unpaid prior to the merger of @Vantage.

	Prior to Merger	After Merger

Net assets of @Vantage	$17,002,897	$—
Net assets of the Fund
Class A	363,287,898	380,290,795
Class B	33,347,594	33,347,594
Class C	76,667,159	76,667,159
Class K	4,842	4,842
Class R	50,298	50,298
Class Y	14,404,082	14,404,082

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines

18

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

	Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$281,368,925
Level 2 — Other Significant Observable Inputs	—	*
Level 3 — Significant Unobservable Inputs	—	**

Total	$281,368,925

19

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Investments in
Securities
Balance as of 6/30/2008	$123,689
Transfer in and/or out of Level 3	—
Net purchases/(sales)	—
Accrued discounts/(premiums)	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(123,689)

Balance as of 6/30/09	$— **

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$(123,689)

*	Level 2 valuation inputs were used to value certain securities held by the Fund at zero.

**	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

The type of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and

20

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited. As of June 30, 2009, the Fund did not have any portfolio securities on loan.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if

21

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the period through October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities

22

Munder Internet Fund
 Notes to Financial Statements, June 30, 2009 (continued)

affect a fund’s financial position, financial performance, and cash flows. During the year ended June 30, 2009, the Fund did not engage in derivative transactions.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that, except as described in Note 11 below, no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% on the first $1 billion of its average daily net assets; and 0.85% on net assets exceeding $1 billion. During the year ended June 30, 2009, the Fund paid an annual effective rate of 1.00% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $371,223 before payment of sub-administration fees and $246,765 after payment of sub- administration fees for its administrative services to the Fund. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.1388% for administrative services.

23

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $4,832 in advisory fees before waivers and expense reimbursements ($340 after waivers and expense reimbursements) and $2,097 administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining

24

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees were limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $192,946,664 and $225,844,926, respectively, for the year ended June 30, 2009.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $15,496,768, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $104,906,552 and net depreciation for Federal income tax purposes was $89,409,784. At June 30, 2009, aggregate cost for Federal income tax purposes was $370,778,709.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. During the year ended June 30, 2009, the Fund held the following security, which could be deemed to be issued by an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/08	Cost	Shares	Proceeds	Shares	6/30/09	Income	Gain/(Loss)

Institutional Money Market Fund	$11,755,606	$44,516, 531	44,516,531	$56,272,137	56,272,137	$—	$45,868	$—

7.	Investment Concentration

The Fund primarily invests in equity securities of companies positioned to benefit from the growth of the Internet. The value of stocks of these companies

25

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. As of June 30, 2009, more than 25% of the Fund’s net assets were invested in issuers in the Internet software & services industry. When the Fund concentrates its investments in an industry or group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on a fund that does not concentrate its investments.

8.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the federal funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $3,638.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the

26

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from foreign currency gains and losses, net operating losses and expired capital loss carryforwards were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-In Capital

$6,019,902	$3,411,204	$(9,431,106)

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Post
October	Capital Loss	Unrealized
Loss	Carryover	Depreciation	Total

$(21,303,197)	$(3,483,847,862)	$(89,409,336)	$(3,594,560,395)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2009, the Fund had available for Federal income tax purposes, $3,483,847,862 of unused capital losses of which $2,134,631,669, $864,896,630, $245,904,886, $158,927,662, $41,923,434 and $37,563,581 expire in 2010, 2011, 2012, 2013, 2014 and 2017, respectively. In addition, $13,113,542 and $2,539,920 of the losses expiring in 2010 and 2011 and $2,705,379 of the losses expiring in 2011 may be further limited as these amounts were acquired in the reorganizations with the Amerindo Technology Fund that occurred on October 21, 2005 and the Munder @Vantage Fund that occurred on December 14, 2007, respectively. In addition, the Fund obtained unrealized built in gains of $9,254,384 in the merger with the Amerindo Technology Fund. The Fund may be able to further reduce future realized gains by up to this amount.

The Fund had $3,396,884 of capital loss carryforwards expire during the current year unused.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses and net foreign currency losses

27

Munder Internet Fund
 Notes to Financial Statements, June 30, 2009 (continued)

arising between November 1, 2008 and June 30, 2009 of $21,290,373 and $12,824, respectively.

11.	Subsequent Event

On August 18, 2009, the Board of Trustees approved the reorganization of the Munder Technology Fund, a separate series of MST, with and into the Fund subject to approval by shareholders of the Munder Technology Fund.

12.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2009, the Fund designated approximately $622,410 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

13.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

14.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

28

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

16.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

29

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

30

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark indexes and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of the Morgan Stanley Internet Index for the one-year period, but trailed the performance of the Morgan Stanley Internet Index for the three- and five-year periods, (2) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of the Inter@ctive Week Internet Index for the one-, three-, five- and ten-year and since inception periods, and (3) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-, three- and ten-year periods, but exceeded the median performance of the Fund’s Lipper peer group for the five-year period. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

31

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to the Fund, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight

32

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2009.

33

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

17.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

34

Munder Internet Fund

Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

35

Munder Internet Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

36

Munder Internet Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

37

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Internet Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Internet Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Internet Fund of Munder Series Trust at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

38

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39

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNNET609

ANNUAL REPORT
June 30, 2009

Munder Large-Cap Growth Fund
Class A, B, C, K & Y Shares
Munder Multi-Cap Growth Fund
Class A, C & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

Our criteria for buying and selling equity securities do not change in uncertain times. Throughout the past year, we have remained committed to our fundamental approach to stock selection, always paying careful attention to investment fundamentals, such as financial strength, earnings prospects and valuation. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through these uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
xiv	Shareholder Fee Examples

Portfolios of Investments:
1	Munder Large-Cap Growth Fund
7	Munder Multi-Cap Growth Fund
14	Statements of Assets and Liabilities
16	Statements of Operations
17	Statements of Changes in Net Assets
20	Statements of Changes in Net Assets — Capital Stock Activity
24	Financial Highlights
31	Notes to Financial Statements
55	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each investment company can be found in each Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Smaller and medium-sized company stocks are more volatile and less liquid than larger, more established company securities. A substantial portion of each Fund’s assets is invested in information technology securities, which tend to be relatively volatile, and health care stocks; therefore, adverse market conditions impacting these sectors may have a more pronounced effect on the Funds. Each Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie charts illustrate the allocation of each Fund’s investments by sector. Complete lists of holdings as of June 30, 2009, which are further broken down by industry, are contained in the Portfolios of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling 1-800-468-6337.

MUNDER LARGE-CAP GROWTH FUND

 SECTOR ALLOCATION

MUNDER MULTI-CAP GROWTH FUND

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the applicable Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for each Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Munder Large-Cap Growth Portfolio Management Team: Michael Gura and Thomas Kenny

Reflecting the negative and volatile stock market environment that characterized the Munder Large-Cap Growth Fund’s fiscal year ended June 30, 2009, the Fund posted a -31.41% return for the year, trailing the -24.50% return of its Russell 1000® Growth Index benchmark, as well as the -26.60% median return for the Lipper universe of large-cap growth funds and the -27.79% median return for the Lipper universe of multi-cap growth funds. (The Fund is included in the Lipper multi-cap growth universe.)

The relative weakness of the Fund’s holdings in the industrials, consumer discretionary, health care and consumer staples sectors drove the Fund’s lagging performance for the year ended June 30, 2009. Only partially offsetting the Fund’s weakness in these sectors was the Fund’s relative strength in the information technology sector. Investment allocation also had a positive impact on the Fund’s relative performance, due primarily to the lack of holdings in the utilities sector and a small cash position.

The Fund’s relative weakness in the industrials sector was primarily driven by overweighted positions in GrafTech International and Bucyrus International. These stocks were eliminated from the Fund in November 2008 and March 2009, respectively. The Fund’s relative performance in the consumer discretionary sector suffered from the lack of a position in Amazon.com and overweighted positions in DeVry (1.0% of the

Fund), Guess? and Urban Outfitters. Both Guess? and Urban Outfitters were sold in December 2008. The Fund’s position in Apollo Group (1.4% of the Fund), which was not owned until November 2008, also had a negative impact on relative performance.

The lack of a position in Schering-Plough and overweights in Baxter International (1.6% of the Fund) and Bruker, which was sold in October 2008, held back the Fund’s relative performance in the health care sector. An overweight in Central European Distribution, which was eliminated from the Fund in December 2008, was the primary reason for the Fund’s lagging performance in the consumer staples sector.

The Fund’s relative strength in the information technology sector was largely due to positions in three stocks that were not represented in the Fund’s Russell 1000® Growth Index benchmark: Netease.com (1.0% of the Fund), Baidu (1.2% of the Fund) and Open Text (1.0% of the Fund).

Munder Multi-Cap Growth Portfolio Management Team: Michael Gura and Thomas Kenny

The turmoil that characterized the financial markets during the year ended June 30, 2009 was reflected in the Munder Multi-Cap Growth Fund’s double-digit negative return of -41.99%. The Fund’s performance lagged the -26.56% return for its Russell 3000® Index benchmark, as well as the -27.79% median return for the Lipper universe of multi-cap growth funds. Further reflecting the difficult market environment, the Fund experienced relative weakness in virtually all sectors other than information technology.

The Fund’s lagging performance in the industrials sector was largely due to overweighted positions in GrafTech International, which was sold in November 2008, Robbins & Myers and Sunpower, which were both sold in January 2009, and Bucyrus International, which was sold in March 2009. Central European Distribution was the primary detractor from the Fund’s relative strength in the consumer staples sector. The stock was sold in February.

Within the health care sector, the Fund was negatively impacted by overweights in Amedisys (1.4% of the Fund), Biogen Idec (1.1% of the Fund), Perrigo, which was eliminated in February, and Psychiatric Solutions, which was eliminated in April. Celgene also held back the Fund’s performance in the sector, as it was sold in April 2009 before it began to rally.

The Fund’s relative strength in the materials sector was held back by overweights in AK Steel Holding, Reliance Steel & Aluminum and Steel Dynamics, which were all eliminated from the Fund in October 2008, and Greif, which was eliminated in December 2008. A number of overweighted positions contributed to the Fund’s weak relative performance in the energy sector, including Denbury Resources and Superior Energy Services, which were eliminated from the Fund in October 2008, Helmerich & Payne and National Oilwell Varco, which were sold in December 2008, and Transocean, which was eliminated from the Fund in January 2009.

An overweight in AFLAC, which was sold in March 2009, was a key contributor to the Fund’s relative weakness in the financials sector. The Fund’s position in Bank of

America, which was sold in February 2009, also detracted from performance during the time it was held in the Fund.

In the information technology sector, the Fund experienced significant relative strength from four stocks that were not represented in the Fund’s Russell 3000® Index benchmark. These included three Chinese companies: Netease.com (1.4% of the Fund), Baidu (1.8% of the Fund) and Shanda Interactive Entertainment (1.2% of the Fund). Open Text (1.4% of the Fund) also made a significant positive contribution to the Fund’s strength in this sector.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 3000® Index is a capitalization-weighted index that represents approximately 98% of the investable U.S. equity market. The Russell 3000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index) with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of multi-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as both Funds. The Lipper large-cap growth funds universe data is being provided as supplemental information and the Munder Large-Cap Growth Fund is not a part of that universe. You cannot invest directly in a Lipper universe.

v

Hypothetical and Total Returns

The following graph represents the performance of the Munder Large-Cap Growth Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Large-Cap Growth Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09
				Russell	Lipper	Lipper
				1000®	Multi-Cap	Large-Cap
Class and	With		Without	Growth	Growth Funds	Growth Funds
Inception Date	Load		Load	Index*	Median**	Median**

CLASS Y 8/16/93	N/A		$6,744	$6,526	$8,555	$6,953

CLASS A 8/4/93	$6,203	#	6,563	6,526	8,555	6,953

CLASS B 4/29/93	N/A		6,158	6,526	8,555	6,953

CLASS C 9/20/93	N/A		6,105	6,526	8,555	6,953

CLASS K 6/23/95	N/A		6,582	6,526	8,555	6,953

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 1000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. Index comparative returns are as of 7/1/99.

**	The Lipper Multi-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. The Lipper Large-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that have an investment objective that is similar to that of the Fund and is shown as supplemental information. Lipper comparative returns are as of 7/1/99.

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 8/16/93	N/A		(31.41)%	N/A		(3.10)%	N/A		(3.86)%	N/A		3.91%

CLASS A 8/4/93	(35.35)%	#	(31.58)%	(4.42)%	#	(3.34)%	(4.66)%	#	(4.12)%	3.27%	#	3.64%

CLASS B 4/29/93	(35.48)%	†	(32.08)%	(4.43)%	†	(4.08)%	N/A		(4.73)%	N/A		3.30%

CLASS C 9/20/93	(32.75)%	†	(32.07)%	N/A		(4.06)%	N/A		(4.81)%	N/A		2.91%

CLASS K 6/23/95	N/A		(31.57)%	N/A		(3.34)%	N/A		(4.10)%	N/A		2.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/08 were 1.20%, 1.45%, 2.20%, 2.20% and 1.45%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y, A, B and C Shares during the 1993-2001 calendar years and the Fund’s Class K Shares during the 1995-2001 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

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Hypothetical and Total Returns (Continued)

The following graph represents the performance of Class Y Shares of the Munder Multi-Cap Growth Fund, its least expensive class of shares, since the Fund’s inception. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Multi-Cap Growth Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

x

GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09 SINCE INCEPTION
					Russell	Lipper
				Russell	3000®	Multi-Cap
Class and	With		Without	3000®	Growth	Growth Funds
Inception Date	Load		Load	Index*	Index*	Median**

CLASS Y 7/1/08	N/A		$5,801	$7,343	$7,547	$7,227

CLASS A 7/1/08	$5,476	#	5,794	7,343	7,547	7,227

CLASS C 7/1/08	5,694	†	5,752	7,343	7,547	7,227

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

*	The Russell 3000® Index is a capitalization-weighted index that represents approximately 98% of the investable U.S. equity market. The Russell 3000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

**	The Lipper Multi-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund.

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
	One		One	Since		Since
Class and	Year		Year	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load

CLASS Y 7/1/08	N/A		(41.99)%	N/A		(41.99)%

CLASS A 7/1/08	(45.24)%	#	(42.06)%	(45.24)%	#	(42.06)%

CLASS C 7/1/08	(43.06)%	†	(42.48)%	(43.06)%	†	(42.48)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, estimated gross expense ratios for Class Y, A and C Shares are 2.48%, 2.73% and 3.48%, respectively, and net expense ratios for Class Y, A and C Shares are 1.46%, 1.71% and 2.46%, respectively. Actual expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management has agreed to reimburse certain expenses of the Fund since its inception through at least 10/31/10. Total returns would have been lower if Munder Capital Management had not limited expenses during these periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

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Shareholder Fee Examples (Unaudited)

Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The sections of the tables below entitled “Actual” provide information about actual account values and actual expenses for each class of each Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the Fund and class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Examples for Comparison Purposes

The sections of the tables below entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of either Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in each Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the tables for the Funds and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

Munder Large-Cap Growth Fund

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$1,060.61	$7.51	1.47%
Class A	$1,000.00	$1,059.52	$8.83	1.73%
Class B	$1,000.00	$1,054.98	$12.59	2.47%
Class C	$1,000.00	$1,055.62	$12.64	2.48%
Class K	$1,000.00	$1,059.35	$8.78	1.72%

Hypothetical
Class Y	$1,000.00	$1,017.50	$7.35	1.47%
Class A	$1,000.00	$1,016.22	$8.65	1.73%
Class B	$1,000.00	$1,012.55	$12.33	2.47%
Class C	$1,000.00	$1,012.50	$12.37	2.48%
Class K	$1,000.00	$1,016.27	$8.60	1.72%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Munder Multi-Cap Growth Fund

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$996.55	$7.23	1.46%
Class A	$1,000.00	$996.55	$8.47	1.71%
Class C	$1,000.00	$993.09	$12.16	2.46%

Hypothetical
Class Y	$1,000.00	$1,017.55	$7.30	1.46%
Class A	$1,000.00	$1,016.31	$8.55	1.71%
Class C	$1,000.00	$1,012.60	$12.28	2.46%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a)

COMMON STOCKS — 99.7%
Consumer Discretionary — 12.3%
Diversified Consumer Services — 4.4%
11,895	Apollo Group Inc, Class A †	$845,972
11,810	DeVry Inc	590,972
4,885	ITT Educational Services Inc †	491,724
3,450	Strayer Education Inc	752,480

		2,681,148

Hotels, Restaurants & Leisure — 3.0%
15,055	McDonald’s Corp	865,512
10,925	WMS Industries Inc †	344,247
18,790	Yum! Brands Inc	626,458

		1,836,217

Internet & Catalog Retail — 0.8%
11,620	NetFlix Inc †	480,371

Media — 0.7%
18,505	DIRECTV Group Inc/The †	457,259

Multiline Retail — 1.7%
17,390	Dollar Tree Inc †	732,119
7,240	Target Corp	285,763

		1,017,882

Specialty Retail — 1.7%
9,275	Buckle Inc/The	294,667
7,450	O’Reilly Automotive Inc †	283,696
12,765	Ross Stores Inc	492,729

		1,071,092

Total Consumer Discretionary		7,543,969

Consumer Staples — 15.0%
Beverages — 2.6%
18,070	Coca-Cola Co/The	867,179
13,840	PepsiCo Inc/NC	760,647

		1,627,826

Food & Staples Retailing — 3.7%
33,185	Kroger Co/The	731,729
23,240	Wal-Mart Stores Inc	1,125,746
14,065	Walgreen Co	413,511

		2,270,986

See Notes to Financial Statements.

1

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food Products — 2.8%
17,465	Flowers Foods Inc	$381,436
16,150	Kellogg Co	752,105
9,670	Ralcorp Holdings Inc †	589,096

		1,722,637

Household Products — 3.4%
13,235	Church & Dwight Co Inc	718,793
14,755	Colgate-Palmolive Co	1,043,769
6,224	Procter & Gamble Co/The	318,046

		2,080,608

Tobacco — 2.5%
34,870	Philip Morris International Inc	1,521,029

Total Consumer Staples		9,223,086

Energy — 7.4%
Energy Equipment & Services — 4.9%
6,985	Core Laboratories NV	608,743
8,055	Diamond Offshore Drilling Inc	668,968
16,865	National Oilwell Varco Inc †	550,811
15,095	Schlumberger Ltd	816,790
5,115	Transocean Ltd †	379,993

		3,025,305

Oil, Gas & Consumable Fuels — 2.5%
8,670	Exxon Mobil Corp	606,120
7,145	Occidental Petroleum Corp	470,212
14,700	Peabody Energy Corp	443,352

		1,519,684

Total Energy		4,544,989

Financials — 3.8%
Capital Markets — 0.9%
29,925	TD Ameritrade Holding Corp †	524,885

Commercial Banks — 1.3%
9,010	Credicorp Ltd	524,382
12,685	Wells Fargo & Co	307,738

		832,120

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Consumer Finance — 0.2%
6,100	American Express Co	$141,764

Real Estate Investment Trusts (REITs) — 1.4%
19,540	Annaly Capital Management Inc	295,836
15,185	Digital Realty Trust Inc	544,382

		840,218

Total Financials		2,338,987

Health Care — 17.8%
Biotechnology — 3.4%
6,215	Amgen Inc †	329,022
7,865	Biogen Idec Inc †	355,105
6,845	Celgene Corp †	327,465
22,525	Gilead Sciences Inc †	1,055,071

		2,066,663

Health Care Equipment & Supplies — 4.4%
18,545	Baxter International Inc	982,143
8,965	Edwards Lifesciences Corp †	609,889
9,370	Inverness Medical Innovations Inc †	333,385
9,220	Medtronic Inc	321,686
11,820	ResMed Inc †	481,428

		2,728,531

Health Care Providers & Services — 3.1%
9,670	Amedisys Inc †	319,303
9,975	Express Scripts Inc †	685,781
20,260	Medco Health Solutions Inc †	924,059

		1,929,143

Pharmaceuticals — 6.9%
27,505	Abbott Laboratories	1,293,835
43,785	Bristol-Myers Squibb Co	889,273
22,008	Johnson & Johnson	1,250,055
16,215	Teva Pharmaceutical Industries Ltd, ADR	800,048

		4,233,211

Total Health Care		10,957,548

See Notes to Financial Statements.

3

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)

Industrials — 10.7%
Aerospace & Defense — 2.7%
16,505	Raytheon Co	$733,317
17,800	United Technologies Corp	924,888

		1,658,205

Air Freight & Logistics — 0.7%
9,065	United Parcel Service Inc, Class B	453,159

Commercial Services & Supplies — 1.0%
12,285	Stericycle Inc †	633,046

Construction & Engineering — 2.3%
24,380	Aecom Technology Corp †	780,160
12,625	URS Corp †	625,190

		1,405,350

Electrical Equipment — 1.6%
25,045	ABB Ltd, ADR	395,210
3,550	First Solar Inc †	575,526

		970,736

Industrial Conglomerates — 0.9%
9,395	3M Co	564,640

Professional Services — 1.0%
12,425	IHS Inc, Class A †	619,635

Road & Rail — 0.5%
5,940	Union Pacific Corp	309,236

Total Industrials		6,614,007

Information Technology — 30.5%
Communications Equipment — 5.1%
83,932	Cisco Systems Inc †	1,564,492
28,860	QUALCOMM Inc	1,304,472
3,555	Research In Motion Ltd †	252,583

		3,121,547

Computers & Peripherals — 9.5%
15,985	Apple Inc †	2,276,744
37,490	Hewlett-Packard Co	1,448,988
20,145	International Business Machines Corp	2,103,541

		5,829,273

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Information Technology Services — 0.8%
11,445	Alliance Data Systems Corp †	$471,419

Internet Software & Services — 5.8%
2,430	Baidu Inc/China, ADR †	731,649
3,725	Google Inc, Class A †	1,570,423
17,600	Netease.com, ADR †	619,168
17,120	Open Text Corp †	623,510

		3,544,750

Semiconductors & Semiconductor Equipment — 3.6%
99,700	Intel Corp	1,650,035
51,565	Marvell Technology Group Ltd †	600,217

		2,250,252

Software — 5.7%
103,565	Microsoft Corp	2,461,740
50,480	Oracle Corp	1,081,282

		3,543,022

Total Information Technology		18,760,263

Materials — 2.2%
Chemicals — 1.3%
7,005	Monsanto Co	520,752
3,790	Praxair Inc	269,355

		790,107

Containers & Packaging — 0.9%
23,940	Crown Holdings Inc †	577,912

Total Materials		1,368,019

TOTAL COMMON STOCKS
(Cost $58,066,225)		61,350,868

INVESTMENT COMPANY SECURITY — 0.6%
(Cost $398,674)
398,674	State Street Institutional Liquid Reserves Fund	398,674

TOTAL INVESTMENTS
(Cost $58,464,899)	100.3%	61,749,542
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(210,835)

NET ASSETS	100.0%	$61,538,707

See Notes to Financial Statements.

5

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2009 (continued)

†	Non-income producing security.

(a)	As of June 30, 2009, the values of the securities of the Fund were determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR —	American Depositary Receipt

At June 30, 2009, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	$% of
	Net Assets	Value

COMMON STOCKS:
United States	90.7%	$55,815,366
China	2.2	1,350,817
Canada	1.4	876,093
Israel	1.3	800,048
Switzerland	1.3	775,203
Bermuda	1.0	600,217
Netherlands	1.0	608,743
Peru	0.8	524,382

TOTAL COMMON STOCKS	99.7	61,350,868
INVESTMENT COMPANY SECURITY	0.6	398,674

TOTAL INVESTMENTS	100.3	61,749,542
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(210,835)

NET ASSETS	100.0%	$61,538,707

See Notes to Financial Statements.

6

Munder Multi-Cap Growth Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a)

COMMON STOCKS — 97.2%
Consumer Discretionary — 19.1%
Diversified Consumer Services — 4.0%
260	Apollo Group Inc, Class A †	$18,491
160	ITT Educational Services Inc †	16,106
75	Strayer Education Inc	16,358

		50,955

Hotels, Restaurants & Leisure — 3.2%
715	Jack in the Box Inc †	16,052
120	McDonald’s Corp	6,899
595	WMS Industries Inc †	18,748

		41,699

Internet & Catalog Retail — 3.0%
470	NetFlix Inc †	19,430
170	priceline.com Inc †	18,963

		38,393

Multiline Retail — 2.5%
405	Dollar Tree Inc †	17,050
535	Family Dollar Stores Inc	15,141

		32,191

Specialty Retail — 6.4%
530	Aeropostale Inc †	18,163
100	AutoZone Inc †	15,111
462	Buckle Inc/The	14,678
475	Ross Stores Inc	18,335
2,655	Sally Beauty Holdings Inc †	16,886

		83,173

Total Consumer Discretionary		246,411

Consumer Staples — 7.9%
Beverages — 1.7%
485	Hansen Natural Corp †	14,948
120	PepsiCo Inc/NC	6,595

		21,543

Food & Staples Retailing — 1.7%
255	CVS Caremark Corp	8,127
300	Wal-Mart Stores Inc	14,532

		22,659

See Notes to Financial Statements.

7

Munder Multi-Cap Growth Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)

Food Products — 2.6%
720	Flowers Foods Inc	$15,725
290	Ralcorp Holdings Inc †	17,666

		33,391

Household Products — 0.5%
90	Colgate-Palmolive Co	6,367

Tobacco — 1.4%
410	Philip Morris International Inc	17,884

Total Consumer Staples		101,844

Energy — 6.1%
Oil, Gas & Consumable Fuels — 6.1%
275	Chevron Corp	18,219
610	Exxon Mobil Corp	42,645
445	World Fuel Services Corp	18,347

		79,211

Financials — 7.5%
Capital Markets — 2.0%
220	Bank of New York Mellon Corp/The	6,448
440	Charles Schwab Corp/The	7,718
80	Goldman Sachs Group Inc/The	11,795

		25,961

Commercial Banks — 1.1%
605	Wells Fargo & Co	14,677

Diversified Financial Services — 1.5%
560	JPMorgan Chase & Co	19,102

Real Estate Investment Trusts (REITs) — 2.9%
500	Digital Realty Trust Inc	17,925
2,865	MFA Financial Inc	19,669

		37,594

Total Financials		97,334

See Notes to Financial Statements.

8

Shares		Value(a)

Health Care — 22.5%
Biotechnology — 2.9%
315	Biogen Idec Inc †	$14,222
485	Gilead Sciences Inc †	22,718

		36,940

Health Care Equipment & Supplies — 5.0%
125	Baxter International Inc	6,620
255	Edwards Lifesciences Corp †	17,348
550	Inverness Medical Innovations Inc †	19,569
510	ResMed Inc †	20,772

		64,309

Health Care Providers & Services — 4.3%
555	Amedisys Inc †	18,326
275	Express Scripts Inc †	18,906
410	Medco Health Solutions Inc †	18,700

		55,932

Health Care Technology — 3.2%
335	Cerner Corp †	20,867
355	Quality Systems Inc	20,221

		41,088

Pharmaceuticals — 7.1%
220	Abbott Laboratories	10,349
435	AstraZeneca PLC, ADR	19,201
505	Bristol-Myers Squibb Co	10,257
285	Johnson & Johnson	16,188
325	Teva Pharmaceutical Industries Ltd, ADR	16,035
570	Watson Pharmaceuticals Inc †	19,203

		91,233

Total Health Care		289,502

Industrials — 9.2%
Aerospace & Defense — 5.9%
375	Elbit Systems Ltd	23,194
405	Raytheon Co	17,994
480	TransDigm Group Inc †	17,376
325	United Technologies Corp	16,887

		75,451

See Notes to Financial Statements.

9

Munder Multi-Cap Growth Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)

Construction & Engineering — 1.6%
640	Aecom Technology Corp †	$20,480

Electrical Equipment — 1.2%
95	First Solar Inc †	15,401

Industrial Conglomerates — 0.5%
580	General Electric Co	6,798

Total Industrials		118,130

Information Technology — 21.0%
Communications Equipment — 2.3%
825	Cisco Systems Inc †	15,378
305	QUALCOMM Inc	13,786

		29,164

Computers & Peripherals — 3.7%
120	Apple Inc †	17,092
320	Hewlett-Packard Co	12,368
170	International Business Machines Corp	17,751

		47,211

Information Technology Services — 3.0%
455	Alliance Data Systems Corp †	18,741
445	Fiserv Inc †	20,337

		39,078

Internet Software & Services — 6.2%
75	Baidu Inc/China, ADR †	22,582
50	Google Inc, Class A †	21,079
515	Netease.com, ADR †	18,118
505	Open Text Corp †	18,392

		80,171

Semiconductors & Semiconductor Equipment — 0.9%
675	Intel Corp	11,171

Software — 4.9%
650	Microsoft Corp	15,451
765	Oracle Corp	16,386

See Notes to Financial Statements.

10

Shares		Value(a)

Information Technology (Continued)
Software (Continued)
290	Shanda Interactive Entertainment Ltd, ADR †	$15,164
520	Sybase Inc †	16,297

		63,298

Total Information Technology		270,093

Materials — 2.8%
Containers & Packaging — 2.8%
695	Crown Holdings Inc †	16,777
500	Rock-Tenn Co, Class A	19,080

		35,857

Telecommunication Services — 1.1%
Diversified Telecommunication Services — 1.1%
560	AT&T Inc	13,911

TOTAL COMMON STOCKS
(Cost $1,190,686)		1,252,293

INVESTMENT COMPANY SECURITY — 3.0%
(Cost $39,098)
39,098	State Street Institutional Liquid Reserves Fund	39,098

TOTAL INVESTMENTS
(Cost $1,229,784)	100.2%	1,291,391
OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(2,173)

NET ASSETS	100.0%	$1,289,218

†	Non-income producing security.

(a)	As of June 30, 2009, the values of the securities of the Fund were determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR —	American Depositary Receipt

See Notes to Financial Statements.

11

Munder Multi-Cap Growth Fund

Portfolio of Investments, June 30, 2009 (continued)

At June 30, 2009, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	86.9%	$1,119,607
China	4.3	55,864
Israel	3.1	39,229
United Kingdom	1.5	19,201
Canada	1.4	18,392

TOTAL COMMON STOCKS	97.2	1,252,293
INVESTMENT COMPANY SECURITY	3.0	39,098

TOTAL INVESTMENTS	100.2	1,291,391
OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(2,173)

NET ASSETS	100.0%	$1,289,218

See Notes to Financial Statements.

12

[This Page Intentionally Left Blank]

13

Munder Large-Cap Growth and Multi-Cap Growth Funds

Statements of Assets and Liabilities, June 30, 2009

	Munder	Munder
	Large-Cap	Multi-Cap
	Growth Fund	Growth Fund
ASSETS:
Investments, at value (see accompanying schedules)	$61,749,542	$1,291,391
Dividends receivable	63,862	689
Receivable from Advisor	—	26,691
Receivable for investment securities sold	1,258,643	45,462
Receivable for Fund shares sold	96,488	—
Prepaid expenses and other assets	49,334	46,384

Total Assets	63,217,869	1,410,617

LIABILITIES:
Payable for investment securities purchased	1,208,961	45,483
Payable for Fund shares redeemed	289,312	—
Trustees’ fees and expenses payable	89,071	22,903
Transfer agency/record keeping fees payable	21,448	7,888
Administration fees payable	8,448	5,782
Shareholder servicing fees payable — Class K Shares	5,031	—
Distribution and shareholder servicing fees payable — Class A, B and C Shares	4,883	245
Custody fees payable	2,962	3,368
Investment advisory fees payable	1,271	786
Accrued expenses and other payables	47,775	34,944

Total Liabilities	1,679,162	121,399

NET ASSETS	$61,538,707	$1,289,218

Investments, at cost	$58,464,899	$1,229,784

See Notes to Financial Statements.

14

	Munder	Munder
	Large-Cap	Multi-Cap
	Growth Fund	Growth Fund

NET ASSETS consist of:
Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$108,292	$(3,496)
Accumulated net realized loss on investments sold	(33,631,082)	(833,444)
Net unrealized appreciation of investments	3,284,643	61,607
Paid-in capital	91,776,854	2,064,551

	$61,538,707	$1,289,218

NET ASSETS:
Class A Shares	$11,196,295	$308,398

Class B Shares	$977,215	$—	†

Class C Shares	$2,070,783	$216,720

Class K Shares	$23,593,100	$—	††

Class Y Shares	$23,701,314	$764,100

SHARES OUTSTANDING:
Class A Shares	1,048,274	53,449

Class B Shares	106,088	—	†

Class C Shares	222,731	37,702

Class K Shares	2,202,869	—	††

Class Y Shares	2,115,485	132,329

CLASS A SHARES:
Net asset value and redemption price per share	$10.68	$5.77

Maximum sales charge	5.50%	5.50%
Maximum offering price per share	$11.30	$6.11

CLASS B SHARES:
Net asset value and offering price per share*	$9.21	$—	†

CLASS C SHARES:
Net asset value and offering price per share*	$9.30	$5.75

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$10.71	$—	††

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$11.20	$5.77

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

†	Munder Multi-Cap Growth Fund does not offer Class B Shares.

††	Effective March 16, 2009, all outstanding Class K Shares of Munder Multi-Cap Growth Fund were redeemed.

See Notes to Financial Statements.

15

Munder Large-Cap Growth and Multi-Cap Growth Funds

Statements of Operations, For the Year Ended June 30, 2009

	Munder	Munder
	Large-Cap	Multi-Cap
	Growth Fund	Growth Fund(a)

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(b)	$1,218,288	$22,845
Dividends on securities of affiliated company	24,121	1,026
Securities lending, net of borrower rebates	75,367	—

Total Investment Income	1,317,776	23,871

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	34,525	650
Class B Shares	14,804	— *
Class C Shares	24,470	2,170
Class R Shares	17 †	204 †
Shareholder servicing fees:
Class K Shares	72,806	102 †
Investment advisory fees	562,429	9,380
Administration fees	122,736	82,771
Transfer agency/record keeping fees	96,382	46,278
Registration and filing fees	54,925	58,896
Legal and audit fees	46,917	68,253
Printing and mailing fees	45,892	53,947
Custody fees	37,566	36,007
Trustees’ fees and expenses	34,653	39,607
Other	20,061	16,052

Total Expenses	1,168,183	414,317
Expenses reimbursed by Advisor	—	(393,036)

Net Expenses	1,168,183	21,281

NET INVESTMENT INCOME	149,593	2,590

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	(27,597,633)	(833,444)
Foreign currency-related transactions	(24)	2
Net change in unrealized appreciation/(depreciation) of:
Securities	(8,321,926)	61,607
Foreign currency-related transactions	146	—

Net realized and unrealized loss on investments	(35,919,437)	(771,835)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(35,769,844)	$(769,245)

*	Munder Multi-Cap Growth Fund does not offer Class B Shares.

†	On March 16, 2009, all outstanding Class R Shares of the Munder Large-Cap Growth Fund and all outstanding Class K and Class R Shares of the Munder Multi-Cap Growth Fund were redeemed.

(a)	Munder Multi-Cap Growth Fund commenced operations on July 1, 2008.

(b)	Net of foreign withholding taxes of $12,895 and $247 for the Munder Large-Cap Growth Fund and Munder Multi-Cap Growth Fund, respectively.

See Notes to Financial Statements.

16

Munder Large-Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008

Net investment income/(loss)	$149,593	$(370,543)
Net realized loss from security transactions and foreign currency-related transactions	(27,597,657)	(3,652,995)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(8,321,780)	(5,204,774)

Net decrease in net assets resulting from operations	(35,769,844)	(9,228,312)
Distributions to shareholders from net realized gains:
Class A Shares	—	(1,918,192)
Class B Shares	—	(242,290)
Class C Shares	—	(314,624)
Class K Shares	—	(3,383,093)
Class R Shares	—	(535)
Class Y Shares	—	(3,037,638)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(4,199,760)	(796,100)
Class B Shares	(644,357)	102,672
Class C Shares	(410,838)	762,535
Class K Shares	(4,900,072)	3,134,962
Class R Shares	(3,726)	535
Class Y Shares	(3,605,333)	4,322,093
Short-term trading fees	87	6,602

Net decrease in net assets	(49,533,843)	(10,591,385)
NET ASSETS:
Beginning of year	111,072,550	121,663,935

End of year	$61,538,707	$111,072,550

Undistributed net investment income/(Accumulated net investment loss)	$108,292	$(41,277)

(a)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

See Notes to Financial Statements.

17

Munder Multi-Cap Growth Fund

Statement of Changes in Net Assets

Year Ended
June 30, 2009(a),(b)

Net investment income	$2,590
Net realized loss from security transactions and foreign currency-related transactions	(833,442)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	61,607

Net decrease in net assets resulting from operations	(769,245)
Dividends to shareholders from net investment income:
Class A Shares	(1,168)
Class C Shares	(93)
Class K Shares	(192)
Class R Shares	(311)
Class Y Shares	(4,012)
Class I Shares	(312)
Net increase in net assets from Fund share transactions:
Class A Shares	446,785
Class C Shares	343,833
Class K Shares	43,445
Class R Shares	43,602
Class Y Shares	1,142,631
Class I Shares	43,376
Short-term trading fees	879

Net increase in net assets	1,289,218
NET ASSETS:
Beginning of year	—

End of year	$1,289,218

Accumulated distributions in excess of net investment income	$(3,496)

(a)	The Fund commenced operations on July 1, 2008.

(b)	On March 16, 2009, all outstanding Class K Shares, Class R Shares and Class I Shares of the Fund were redeemed.

See Notes to Financial Statements.

18

[This Page Intentionally Left Blank]

19

Munder Large-Cap Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008

Amount
Class A Shares:
Sold*	$1,010,585	$2,447,281
Issued as reinvestment of distributions	—	1,380,715
Redeemed	(5,210,345)	(4,624,096)

Net decrease	$(4,199,760)	$(796,100)

Class B Shares:
Sold	$76,876	$828,598
Issued as reinvestment of distributions	—	157,934
Redeemed*	(721,233)	(883,860)

Net increase/(decrease)	$(644,357)	$102,672

Class C Shares:
Sold	$631,740	$1,149,778
Issued as reinvestment of distributions	—	230,374
Redeemed	(1,042,578)	(617,617)

Net increase/(decrease)	$(410,838)	$762,535

Class K Shares:
Sold	$4,457,954	$10,680,534
Issued as reinvestment of distributions	—	202,356
Redeemed	(9,358,026)	(7,747,928)

Net increase/(decrease)	$(4,900,072)	$3,134,962

Class R Shares:
Issued as reinvestment of distributions	$—	$535
Redeemed	(3,726)	—

Net increase/(decrease)	$(3,726)	$535

Class Y Shares:
Sold	$3,158,641	$8,742,848
Issued as reinvestment of distributions	—	2,238,882
Redeemed	(6,763,974)	(6,659,637)

Net increase/(decrease)	$(3,605,333)	$4,322,093

(a)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

20

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008

Shares
Class A Shares:
Sold*	100,505	142,445
Issued as reinvestment of distributions	—	74,681
Redeemed	(470,927)	(266,704)

Net decrease	(370,422)	(49,578)

Class B Shares:
Sold	8,570	52,834
Issued as reinvestment of distributions	—	9,767
Redeemed*	(79,017)	(58,730)

Net increase/(decrease)	(70,447)	3,871

Class C Shares:
Sold	68,669	72,649
Issued as reinvestment of distributions	—	14,116
Redeemed	(109,903)	(40,857)

Net increase/(decrease)	(41,234)	45,908

Class K Shares:
Sold	384,351	630,355
Issued as reinvestment of distributions	—	10,917
Redeemed	(887,375)	(446,593)

Net increase/(decrease)	(503,024)	194,679

Class R Shares:
Issued as reinvestment of distributions	—	29
Redeemed	(421)	—

Net increase/(decrease)	(421)	29

Class Y Shares:
Sold	268,822	488,400
Issued as reinvestment of distributions	—	116,003
Redeemed	(637,384)	(359,450)

Net increase/(decrease)	(368,562)	244,953

(a)	On March 16, 2009, all outstanding Class R Shares of the Fund were redeemed.

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

21

Munder Multi-Cap Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

Year Ended
June 30, 2009(a),(b)

Amount
Class A Shares:
Sold	$618,388
Issued as reinvestment of dividends	1,168
Redeemed	(172,771)

Net increase	$446,785

Class C Shares:
Sold	$592,105
Issued as reinvestment of dividends	84
Redeemed	(248,356)

Net increase	$343,833

Class K Shares:
Sold	$83,335
Issued as reinvestment of dividends	192
Redeemed	(40,082)

Net increase	$43,445

Class R Shares:
Sold	$83,333
Issued as reinvestment of dividends	133
Redeemed	(39,864)

Net increase	$43,602

Class Y Shares:
Sold	$1,201,054
Issued as reinvestment of dividends	4,012
Redeemed	(62,435)

Net increase	$1,142,631

Class I Shares:
Sold	$83,333
Issued as reinvestment of dividends	312
Redeemed	(40,269)

Net increase	$43,376

(a)	The Fund commenced operations on July 1, 2008.

(b)	On March 16, 2009, all outstanding Class K Shares, Class R Shares and Class I Shares of the Fund were redeemed.

See Notes to Financial Statements.

22

Year Ended
June 30, 2009(a),(b)

Shares
Class A Shares:
Sold	83,554
Issued as reinvestment of dividends	210
Redeemed	(30,315)

Net increase	53,449

Class C Shares:
Sold	77,714
Issued as reinvestment of dividends	15
Redeemed	(40,027)

Net increase	37,702

Class K Shares:
Sold	8,334
Issued as reinvestment of dividends	34
Redeemed	(8,368)

Net increase	0

Class R Shares:
Sold	8,333
Issued as reinvestment of dividends	24
Redeemed	(8,357)

Net increase	0

Class Y Shares:
Sold	145,445
Issued as reinvestment of dividends	722
Redeemed	(13,838)

Net increase	132,329

Class I Shares:
Sold	8,333
Issued as reinvestment of dividends	56
Redeemed	(8,389)

Net increase	0

(a)	The Fund commenced operations on July 1, 2008.

(b)	On March 16, 2009, all outstanding Class K Shares, Class R Shares and Class I Shares of the Fund were redeemed.

See Notes to Financial Statements.

23

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$15.61	$18.26	$15.48	$14.82		$13.59

Income/(loss) from investment operations:
Net investment income/(loss)	0.02	(0.06)	(0.02)	(0.02)		(0.01)
Net realized and unrealized gain/(loss) on investments	(4.95)	(1.24)	2.80	0.60		1.24

Total from investment operations	(4.93)	(1.30)	2.78	0.58		1.23

Less distributions:
Distributions from net realized gains	—	(1.35)	—	—		—

Total distributions	—	(1.35)	—	—		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$10.68	$15.61	$18.26	$15.48		$14.82

Total return(d)	(31.58)%	(8.20)%	17.96%	4.45	%(e)	9.05%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,196	$22,142	$26,807	$28,995		$29,248
Ratio of operating expenses to average net assets	1.61%	1.44%	1.45%	1.48%		1.50%
Ratio of net investment income/(loss) to average net assets	0.14%	(0.36)%	(0.14)%	(0.12)%		(0.04)%
Portfolio turnover rate	91%	98%	90%	60%		29%
Ratio of operating expenses to average net assets without expense reimbursements	1.61%	1.44%	1.45%	1.48%		1.50%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on August 4, 1993 and April 29, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 3.91% for Class A Shares and 3.08% for Class B Shares.

See Notes to Financial Statements.

24

B Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$13.56	$16.14	$13.79	$13.31		$12.30

(0.06)	(0.17)	(0.13)	(0.12)		(0.10)

(4.29)	(1.06)	2.48	0.53		1.11

(4.35)	(1.23)	2.35	0.41		1.01

—	(1.35)	—	—		—

—	(1.35)	—	—		—

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.07		—

$9.21	$13.56	$16.14	$13.79		$13.31

(32.08)%	(8.88)%	17.04%	3.61	%(e)	8.21%

$977	$2,394	$2,788	$2,992		$5,493

2.36%	2.19%	2.20%	2.23%		2.25%

(0.61)%	(1.11)%	(0.90)%	(0.88)%		(0.79)%
91%	98%	90%	60%		29%

2.36%	2.19%	2.20%	2.23%		2.25%

See Notes to Financial Statements.

25

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$13.69	$16.28	$13.91	$13.42		$12.40

Income/(loss) from investment operations:
Net investment income/(loss)	(0.06)	(0.17)	(0.13)	(0.12)		(0.10)
Net realized and unrealized gain/(loss) on investments	(4.33)	(1.07)	2.50	0.54		1.12

Total from investment operations	(4.39)	(1.24)	2.37	0.42		1.02

Less distributions:
Distributions from net realized gains	—	(1.35)	—	—		—

Total distributions	—	(1.35)	—	—		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.07		—

Net asset value, end of period	$9.30	$13.69	$16.28	$13.91		$13.42

Total return(d)	(32.07)%	(8.87)%	17.12%	3.58	%(e)	8.23%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,071	$3,613	$3,550	$3,578		$4,600
Ratio of operating expenses to average net assets	2.37%	2.19%	2.20%	2.23%		2.25%
Ratio of net investment income/(loss) to average net assets	(0.61)%	(1.11)%	(0.89)%	(0.87)%		(0.79)%
Portfolio turnover rate	91%	98%	90%	60%		29%
Ratio of operating expenses to average net assets without expense reimbursements	2.37%	2.19%	2.20%	2.23%		2.25%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on September 20, 1993 and June 23, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 3.06% for Class C Shares and 3.90% for Class K Shares.

See Notes to Financial Statements.

26

K Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$15.65	$18.31	$15.52	$14.86		$13.63

0.02	(0.06)	(0.02)	(0.01)		(0.01)

(4.96)	(1.25)	2.81	0.59		1.24

(4.94)	(1.31)	2.79	0.58		1.23

—	(1.35)	—	—		—

—	(1.35)	—	—		—

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.08		—

$10.71	$15.65	$18.31	$15.52		$14.86

(31.57)%	(8.23)%	17.98%	4.44	%(e)	9.02%

$23,593	$42,350	$45,968	$48,099		$7,467

1.61%	1.44%	1.45%	1.46%		1.50%

0.15%	(0.36)%	(0.14)%	(0.07)%		(0.04)%
91%	98%	90%	60%		29%

1.61%	1.44%	1.45%	1.46%		1.50%

See Notes to Financial Statements.

27

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$16.33	$19.00	$16.07	$15.35		$14.04

Income/(loss) from investment operations:
Net investment income/(loss)	0.05	(0.02)	0.02	0.02		0.03
Net realized and unrealized gain/(loss) on investments	(5.18)	(1.30)	2.91	0.62		1.28

Total from investment operations	(5.13)	(1.32)	2.93	0.64		1.31

Less distributions:
Distributions from net realized gains	—	(1.35)	—	(0.00	)(c)	—

Total distributions	—	(1.35)	—	(0.00	)(c)	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$11.20	$16.33	$19.00	$16.07		$15.35

Total return(d)	(31.41)%	(7.98)%	18.31%	4.63	%(e)	9.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$23,701	$40,567	$42,544	$47,636		$52,871
Ratio of operating expenses to average net assets	1.36%	1.19%	1.20%	1.23%		1.25%
Ratio of net investment income/(loss) to average net assets	0.40%	(0.11)%	0.10%	0.13%		0.21%
Portfolio turnover rate	91%	98%	90%	60%		29%
Ratio of operating expenses to average net assets without expense reimbursements	1.36%	1.19%	1.20%	1.23%		1.25%

(a)	Class Y Shares of the Fund commenced operations on August 16, 1993.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 4.11% for Class Y Shares.

See Notes to Financial Statements.

28

Munder Multi-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Period

	A Shares	C Shares	Y Shares
	Year	Year	Year
	Ended	Ended	Ended
	6/30/09(b)	6/30/09(b)	6/30/09(b)

Net asset value, beginning of period	$10.00	$10.00	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	0.01	(0.03)	0.03
Net realized and unrealized loss on investments	(4.22)	(4.22)	(4.23)

Total from investment operations	(4.21)	(4.25)	(4.20)

Less distributions:
Dividends from net investment income	(0.02)	0.00 (d)	(0.03)

Total distributions	(0.02)	0.00 (d)	(0.03)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$5.77	$5.75	$5.77

Total return(d)	(42.06)%	(42.48)%	(41.99)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$308	$217	$764
Ratio of operating expenses to average net assets	1.71%	2.46%	1.46%
Ratio of net investment income/(loss) to average net assets	0.21%	(0.55)%	0.45%
Portfolio turnover rate	163%	163%	163%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	33.02%	33.51%	31.37%

(a)	The Fund commenced operations on July 1, 2008.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

29

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30

Munder Large-Cap Growth and Multi–Cap Growth Funds

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds (sometimes referred to as the “Funds”) consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the following series of MST: Munder Large-Cap Growth Fund (the “Large-Cap Fund”) and Munder Multi-Cap Growth Fund (the “Multi-Cap Fund”) (each, a “Fund” and collectively, the “Growth Funds”). Financial statements of the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is classified as a diversified management investment company under the 1940 Act. Each Fund’s goal is to provide long-term capital appreciation. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

During the year ended June 30, 2009, the Large-Cap Fund offered 6 classes of shares for sale — Class A, Class B, Class C, Class K, Class R and Class Y Shares and the Multi-Cap Fund offered 6 classes of shares for sale — Class A, Class C, Class K, Class R, Class Y and Class I Shares. On March 12, 2009, the Large-Cap Fund ceased offering Class R Shares for sale and the Multi-Cap Fund ceased offering Class K, Class R and Class I Shares. On March 16, 2009, all outstanding Class R Shares of the Large-Cap Fund and all outstanding Class K, Class R and Class I Shares of the Multi-Cap Fund were redeemed. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R, Class Y and Class I Shares are/were sold only to certain eligible investors, as described in the applicable Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and

31

Munder Large–Cap Growth and Multi–Cap Growth Funds

Notes to Financial Statements, June 30, 2009 (continued)

assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by a Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on

32

Munder Large–Cap Growth and Multi–Cap Growth Funds

Notes to Financial Statements, June 30, 2009 (continued)

the various inputs used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2009:

	Investments in Securities
Valuation Inputs	Large-Cap Fund	Multi-Cap Fund

Level 1 — Quoted Prices	$61,749,542	$1,291,391
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$61,749,542	$1,291,391

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of each Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are

33

Munder Large–Cap Growth and Multi–Cap Growth Funds

Notes to Financial Statements, June 30, 2009 (continued)

included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: Each Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. Each Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Loans of Portfolio Securities: Each Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by a Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of each Fund by the lending agent and is not recorded in the Portfolio of Investments or Statement of Assets and Liabilities. Each Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. Each Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited. As of June 30, 2009, the Growth Funds did not have any portfolio securities on loan.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the

34

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the receiving Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to each Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of each Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the period through October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of each Fund’s shares made within 30 days after purchase, as described in the applicable Fund’s then-current prospectus. The fee, which was retained by the applicable Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by each Fund. Each Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. Neither Fund incurred any such interest or penalties during the year ended June 30, 2009.

The Large-Cap Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2006. The Multi-Cap Fund’s tax returns since inception remain subject to examination by U.S. federal and state tax authorities.

35

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

New Accounting Pronouncements: The Growth Funds adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. During the year ended June 30, 2009, the Growth Funds did not engage in derivative transactions.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (“the Advisor”) is entitled to receive from the Large-Cap Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $1 billion of its average daily net assets; 0.725% on the next $1 billion of net assets; and 0.70% on net assets exceeding $2 billion. During the year ended June 30, 2009, the Large-Cap Fund paid an annual effective rate of 0.75% for advisory services. The Advisor is also entitled to receive a fee for advisory services from the Multi-Cap Fund, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Multi-Cap Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Multi-Cap Fund to the extent necessary to maintain its total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio

36

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.71%, 2.46%, 1.71%, 1.96%, 1.46% and 1.20% for Class A, Class C, Class K, Class R, Class Y and Class I Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2009, the Advisor reimbursed expenses on behalf of the Multi-Cap Fund pursuant to the Expense Limitation Agreement totaling $393,036, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Multi-Cap Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Multi-Cap Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2009, the total amount eligible for repayment to the Advisor was $393,036. The Multi-Cap Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from each Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of each Fund, is computed daily and payable monthly at the following annual rates, subject to a minimum fee of $74,000 ($80,000 prior to March 16, 2009) for the Large-Cap Fund and $62,000 ($80,000 prior to March 16, 2009) for the Multi-Cap Fund:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $122,736 and $82,771 before payment of sub-administration fees and $77,990 and $49,941 after payment of sub-administration fees for its administrative services to the Large-Cap Fund and Multi-Cap Fund, respectively. During the year ended

37

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

June 30, 2009, the Large-Cap Fund and Multi-Cap Fund paid an annual effective rate of 0.1637% and 6.6003%, respectively, for administrative services.

During the period through April 22, 2009, each Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by each Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statements of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from each Fund. For the year ended June 30, 2009, in connection with the Large-Cap Fund’s investments in the Money Market Fund, the Advisor earned $2,777 in advisory fees before waivers and expense reimbursements ($195 after all waivers and expense reimbursements) and $1,205 in administration fees. In connection with the Multi-Cap Fund’s investments in the Money Market Fund, the Advisor earned $110 in advisory fees before waivers and expense reimbursements ($8 after waivers and expense reimbursements) and $48 in administration fees.

As of June 30, 2009, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Large-Cap Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Large-Cap Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $4,959 for its administrative, record keeping and other related services provided to the Large-Cap Fund for the year ended June 30, 2008.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such

38

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y and I Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, if any, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees were limited to 0.50% pursuant to the Munder Funds’ contract with the distributor.

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Large-Cap Fund under the Plan. For the year ended June 30, 2009, the Large-Cap Fund paid $1,494 to Comerica Securities and $72,493 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C, K and R shareholders.

39

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities for the Large-Cap Fund were $67,814,424 and $78,949,250 respectively, for the year ended June 30, 2009. Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities for the Multi-Cap Fund were $4,033,507 and $2,010,132, respectively, for the period ended June 30, 2009.

At June 30, 2009, for the Large-Cap Fund, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $5,556,546, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $3,678,362 and net appreciation for federal income tax purposes was $1,878,184. At June 30, 2009, aggregate cost for federal income tax purposes was $59,871,358.

At June 30, 2009, for the Multi-Cap Fund, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $77,180, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $49,175 and net appreciation for federal income tax purposes was $28,005. At June 30, 2009, aggregate cost for federal income tax purposes was $1,263,386.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with a Fund. During the year ended June 30, 2009, each Fund held the following security, which could be deemed to be issued by an affiliated company:

								Realized
	Value at	Purchased		Sold		Value at	Dividend	Gain/
	6/30/08	Cost	Shares	Cost	Shares	6/30/09	Income	(Loss)

Large-Cap Fund:
Institutional Money Market Fund	$3,211,731	$37,132,518	37,132,518	$40,344,249	40,344,249	$—	$24,121	$—
Multi-Cap Fund:
Institutional Money Market Fund	—	2,602,952	2,602,952	2,602,952	2,602,952	$—	1,026	$—

7.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Growth Funds, and other Munder Funds, participate. Borrowings under the line

40

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

may not exceed the lesser of $75,000,000 or 25% of the adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties, of each Growth Fund for which a loan is extended. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties, of each Growth Fund for which a loan was extended. Interest was payable on outstanding borrowings at the federal funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, neither Growth Fund utilized the revolving line of credit. For the year ended June 30, 2009, total commitment fees incurred by the Large-Cap Fund and Multi-Cap Fund were $1,075 and $14, respectively.

8.	Indemnification Obligations

Each Fund has a variety of indemnification obligations under contracts with its service providers. Each Fund’s maximum exposure under these arrangements is unknown. However, neither Fund has had prior claims or losses pursuant to these contracts and each expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. A Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from foreign currency gains and losses were reclassified at year-end. The

41

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

following reclassifications had no effect on net income, net assets or net asset value per share.

	Undistributed Net	Accumulated
	Investment Income	Net Realized Loss

Large Cap Growth Fund	$(24)	$24
Multi-Cap Growth Fund	2	(2)

The tax character of dividends and distributions paid to shareholders of the Large-Cap Fund during the years ended June 30, 2009 and June 30, 2008, was as follows:

	Ordinary	Long-Term
	Income	Capital Gains	Total

June 30, 2009	$—	$—	$—
June 30, 2008	292,568	8,603,804	8,896,372

During the year ended June 30, 2009, dividends of $6,088 were paid to shareholders of the Multi-Cap Fund from ordinary income on a tax basis.

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Post
	Ordinary	October	Capital	Unrealized
	Income	Loss	Loss Carryover	Appreciation	Total

Munder Large Cap Growth Fund	$156,729	$(16,158,475)	$(16,066,147)	$1,878,184	$(30,189,709)
Munder Multi-Cap Growth Fund	5,143	(638,313)	(161,529)	28,005	(766,694)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees fees.

As determined at June 30, 2009, the Large-Cap Fund had available for Federal income tax purposes, $16,066,147 of unused capital losses of which $632,428 and $15,433,719 expire in 2010 and 2017, respectively. As determined at June 30, 2009, the Multi-Cap Fund had available for Federal income tax purposes, $161,529 of unused capital losses which expire in 2017.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Large-Cap Fund and Multi-Cap Fund have elected to defer capital losses arising between November 1, 2008 and June 30, 2009 of $16,158,475 and $638,313, respectively.

42

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

10.	Tax Information (Unaudited)

Of the distributions paid by the Multi-Cap Fund, 100% will qualify for the dividend received deduction available to corporate shareholders.

For the fiscal year ended June 30, 2009, the Large-Cap Fund and the Multi-Cap Fund designate approximately $1,230,191 and $23,072, respectively, pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

11.	Quarterly Portfolio Schedule (Unaudited)

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. Each Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of each Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by each Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

Each Growth Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to each of the Growth Funds under a Combined Investment Advisory Agreement dated

43

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to each of the Growth Funds for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to each of the Growth Funds should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

44

Munder Large–Cap Growth and Multi–Cap Growth Funds

Notes to Financial Statements, June 30, 2009 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to each of the Growth Funds under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to each of the Growth Funds. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Growth Funds in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to each Growth Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

45

Munder Large–Cap Growth and Multi–Cap Growth Funds

Notes to Financial Statements, June 30, 2009 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of each of the Growth Funds and the Advisor: With respect to the Large-Cap Fund, the Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark index, the median return of the Lipper, Inc. (“Lipper”) universe of multi-cap growth funds (the Fund’s “peer group” as categorized by Lipper), and the median return of the Lipper universe of large-cap growth funds; (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one- and three-year and since inception periods, but exceeded the performance of the benchmark for the five- and ten-year periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-, three- and ten-year periods, but exceed the median performance of the Fund’s Lipper peer group for the five-year period, and (3) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median return of the Lipper universe of large-cap growth funds for the one-, three-, five- and ten-year periods. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

With respect to the Multi-Cap Fund, the Board considered the relative performance of the Fund against a variety of standards, including (1) the since inception total returns, on both a gross and net basis, of the Fund’s Class Y

46

Munder Large–Cap Growth and Multi–Cap Growth Funds

Notes to Financial Statements, June 30, 2009 (continued)

Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); and (2) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the since inception period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the since inception period. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Growth Funds should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Growth Funds: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to each of the Growth Funds, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of each of the Growth Funds to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Funds.

(d) The extent to which economies of scale may be realized as the Growth Funds grow and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008

47

Munder Large–Cap Growth and Multi–Cap Growth Funds

Notes to Financial Statements, June 30, 2009 (continued)

and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the each of the Growth Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of each of the Growth Funds with those of comparable funds: The Board considered each Growth Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the respective Fund (and having average assets in a range comparable to the respective Fund’s average assets). The Board also considered each Growth Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the respective Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the respective Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared each Growth Fund’s advisory fees at varying asset levels to the fees charged to the respective Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives and strategies as the respective Growth Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the respective Fund. Based on these facts, the Board concluded that the current advisory fees and total expense ratios of the Growth Funds should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Growth Funds: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Growth Funds, the Advisor may benefit from its relationship with the Growth Funds in the sense that separately managed account clients may view

48

Munder Large–Cap Growth and Multi–Cap Growth Funds

Notes to Financial Statements, June 30, 2009 (continued)

the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement with respect to each of the Growth Funds for an additional annual period commencing on July 1, 2009.

49

Munder Large–Cap Growth and Multi–Cap Growth Funds

Notes to Financial Statements, June 30, 2009 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

50

Munder Large–Cap Growth and Multi–Cap Growth Funds

Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

51

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).

52

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

53

Munder Large–Cap Growth and Multi–Cap Growth Funds
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF OffShore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

54

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Large-Cap Growth Fund and
Munder Multi-Cap Growth Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Munder Large-Cap Growth Fund and Munder Multi-Cap Growth Fund (two of the portfolios comprising Munder Series Trust) (the “Funds”) as of June 30, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds of Munder Series Trust at June 30, 2009, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

55

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNLCG&MCG609

ANNUAL REPORT
June 30, 2009

Munder Large-Cap Value Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

Our criteria for buying and selling equity securities do not change in uncertain times. Throughout the past year, we have remained committed to our fundamental approach to stock selection, always paying careful attention to investment fundamentals, such as financial strength, earnings prospects and valuation. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through these uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statements of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each investment company can be found in each Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, the Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2009, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: John Kreiter, Joseph Skornicka and Kenneth Smith

The stock market environment for the year ended June 30, 2009 was both negative and volatile. The Fund’s return of -26.45% for the twelve months ended June 30, 2009, however, bested the -29.03% return for its Russell 1000® Value Index benchmark, as well as the -26.83% median return for the Lipper universe of large-cap value funds. The financials, energy and industrials sectors were the primary sources of relative strength for the Fund during that twelve-month period. A small position in cash, as well as the settlement of litigation against Tyco, also helped boost the Fund’s relative performance.

In September 2007, the Fund opted out of class action litigation against Tyco and instead filed a separate claim against Tyco with a small group of other investors. In June 2009, the Fund and its co-plaintiffs entered into a settlement agreement with Tyco. The net recovery to the Fund, after the payment of attorneys’ fees, resulted in a $0.05 increase in the Fund’s net asset value per share.

In terms of investment performance, the relative strength of the financials sector was largely due to overweighted positions in Annaly Capital Management (2.0% of the Fund), and JPMorgan Chase (4.7% of the Fund), as well as an underweight in Citigroup, which was sold in November. The lack of a position in American International Group (AIG) also boosted relative performance for the year.

In the energy sector, an underweight in ConocoPhillips, which was eliminated from the Fund in August 2008, and the lack of a position in Devon Energy, were key contributors to the Fund’s positive relative performance. The Fund also benefited from its position in Weatherford International (1.1% of the Fund), which was purchased in April 2009. An overweight in Aecom Technology (0.9% of the Fund) and an underweight in General Electric (GE) (2.2% of the Fund) were the primary factors influencing the Fund’s strong relative performance in the industrials sector.

Only partially offsetting these positive contributors was the Fund’s weaker relative performance in the information technology and utilities sectors. Overweights in MEMC Electronic Materials, which was sold in October 2008, and Seagate Technology, which was sold in November 2008, detracted from the Fund’s relative performance in the information technology sector. In the utilities sector, relative weakness was due largely to overweighted positions in FirstEnergy (0.7% of the Fund), Exelon (0.9% of the Fund) and EQT, which was sold in June 2009.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 1000® Value Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index, securities in the Fund will not match those in the index, and

iii

performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of large-cap value funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Large-Cap Value Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	10 YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09(1)
				Russell	Lipper
				1000®	Large-Cap
Class and	With		Without	Value	Value Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 7/5/94	N/A		$10,220	$9,847	$9,348

CLASS A 8/8/94	$9,425	#	$9,973	$9,847	$9,348

CLASS B 8/9/94	N/A		$9,391	$9,847	$9,348

CLASS C 12/5/95	N/A		$9,254	$9,847	$9,348

CLASS K 7/5/94	N/A		$9,967	$9,847	$9,348

CLASS R 11/1/06	N/A		$7,214	$6,403	$6,760

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 1000® Value Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index comparative returns are as of 7/1/99 for Class Y, A, B, C and K Shares of the Fund and as of 11/1/06 for Class R Shares of the Fund.

**	The Lipper Large-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 7/1/99 for Class Y, A, B, C and K Shares of the Fund and as of 11/1/06 for Class R Shares of the Fund.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 7/5/94	N/A		(26.45)%	N/A		(0.32)%	N/A		0.22%	N/A		6.09%

CLASS A 8/8/94	(30.66)%	#	(26.61)%	(1.68)%	#	(0.56)%	(0.59)%	#	(0.03)%	5.39%	#	5.80%

CLASS B 8/9/94	(30.83)%	†	(27.23)%	(1.64)%	†	(1.32)%	N/A		(0.63)%	N/A		5.37%

CLASS C 12/5/95	(27.89)%	†	(27.17)%	N/A		(1.31)%	N/A		(0.77)%	N/A		3.57%

CLASS K 7/5/94	N/A		(26.59)%	N/A		(0.55)%	N/A		(0.03)%	N/A		5.83%

CLASS R 11/1/06	N/A		(26.81)%	N/A		N/A	N/A		N/A	N/A		(11.55)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/08 were 1.17%, 1.42%, 2.17%, 2.17%, 1.42% and 1.67%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1994-1996 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of each Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of either Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$969.13	$7.03	1.44%
Class A	$1,000.00	$967.88	$8.29	1.70%
Class B	$1,000.00	$963.95	$11.93	2.45%
Class C	$1,000.00	$964.92	$11.94	2.45%
Class K	$1,000.00	$967.92	$8.25	1.69%
Class R	$1,000.00	$966.68	$9.46	1.94%

Hypothetical
Class Y	$1,000.00	$1,017.65	$7.20	1.44%
Class A	$1,000.00	$1,016.36	$8.50	1.70%
Class B	$1,000.00	$1,012.65	$12.23	2.45%
Class C	$1,000.00	$1,012.65	$12.23	2.45%
Class K	$1,000.00	$1,016.41	$8.45	1.69%
Class R	$1,000.00	$1,015.17	$9.69	1.94%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a)

COMMON STOCKS — 97.7%
Consumer Discretionary — 8.3%
Auto Components — 0.8%
25,520	Johnson Controls Inc	$554,294

Diversified Consumer Services — 0.6%
6,070	Apollo Group Inc, Class A †	431,698

Hotels, Restaurants & Leisure — 0.5%
5,550	McDonald’s Corp	319,070

Leisure Equipment & Products — 1.3%
38,005	Hasbro Inc	921,241

Media — 2.4%
64,318	Comcast Corp, Class A Special	906,884
24,115	Omnicom Group Inc	761,552

		1,668,436

Specialty Retail — 1.5%
14,640	Best Buy Co Inc	490,294
9,680	Sherwin-Williams Co/The	520,300

		1,010,594

Textiles, Apparel & Luxury Goods — 1.2%
32,030	Coach Inc	860,966

Total Consumer Discretionary		5,766,299

Consumer Staples — 7.5%
Beverages — 0.5%
6,585	PepsiCo Inc/NC	361,912

Food & Staples Retailing — 3.5%
56,115	CVS Caremark Corp	1,788,385
13,310	Wal-Mart Stores Inc	644,736

		2,433,121

Food Products — 2.0%
11,590	General Mills Inc	649,272
14,770	JM Smucker Co/The	718,708

		1,367,980

Household Products — 1.5%
19,935	Procter & Gamble Co/The	1,018,678

Total Consumer Staples		5,181,691

See Notes to Financial Statements.

1

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 18.3%
Energy Equipment & Services — 1.1%
39,350	Weatherford International Ltd †	$769,686

Oil, Gas & Consumable Fuels — 17.2%
18,885	Apache Corp	1,362,553
35,500	Chevron Corp	2,351,875
52,434	Exxon Mobil Corp	3,665,661
35,170	Marathon Oil Corp	1,059,672
21,315	Occidental Petroleum Corp	1,402,740
22,485	Total SA, ADR	1,219,362
22,530	XTO Energy Inc	859,294

		11,921,157

Total Energy		12,690,843

Financials — 22.6%
Capital Markets — 4.0%
42,540	Bank of New York Mellon Corp/The	1,246,848
6,310	Goldman Sachs Group Inc/The	930,346
21,610	Morgan Stanley	616,101

		2,793,295

Commercial Banks — 4.4%
25,580	PNC Financial Services Group Inc	992,760
41,460	US Bancorp	742,963
53,510	Wells Fargo & Co	1,298,153

		3,033,876

Diversified Financial Services — 5.4%
33,990	Bank of America Corp	448,668
95,359	JPMorgan Chase & Co	3,252,695

		3,701,363

Insurance — 6.8%
16,051	ACE Ltd	709,936
11,570	AON Corp	438,156
14,500	Arch Capital Group Ltd †	849,410
24,165	Axis Capital Holdings Ltd	632,639
11,490	Chubb Corp	458,221
11,045	Prudential Financial Inc	411,095

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Insurance (Continued)
12,670	Reinsurance Group of America Inc	$442,310
19,350	Travelers Cos Inc/The	794,124

		4,735,891

Real Estate Investment Trusts (REITs) — 2.0%
91,295	Annaly Capital Management Inc	1,382,206

Total Financials		15,646,631

Health Care — 11.0%
Health Care Equipment & Supplies — 0.6%
11,140	St Jude Medical Inc †	457,854

Health Care Providers & Services — 0.6%
8,940	McKesson Corp	393,360

Life Sciences Tools & Services — 0.9%
14,690	Thermo Fisher Scientific Inc †	598,911

Pharmaceuticals — 8.9%
24,680	Abbott Laboratories	1,160,947
25,070	Johnson & Johnson	1,423,976
94,165	Pfizer Inc	1,412,475
26,765	Teva Pharmaceutical Industries Ltd, ADR	1,320,585
19,760	Wyeth	896,907

		6,214,890

Total Health Care		7,665,015

Industrials — 8.7%
Aerospace & Defense — 1.4%
18,648	United Technologies Corp	968,950

Construction & Engineering — 0.9%
19,780	Aecom Technology Corp †	632,960

Electrical Equipment — 0.5%
9,680	General Cable Corp †	363,775

Industrial Conglomerates — 2.2%
132,035	General Electric Co	1,547,450

Machinery — 3.7%
14,810	Cummins Inc	521,460
8,480	Danaher Corp	523,555

See Notes to Financial Statements.

3

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Machinery (Continued)
8,310	Eaton Corp	$370,709
34,750	Wabtec Corp	1,117,908

		2,533,632

Total Industrials		6,046,767

Information Technology — 5.1%
Computers & Peripherals — 1.2%
12,400	Hewlett-Packard Co	479,260
3,290	International Business Machines Corp	343,542

		822,802

Semiconductors & Semiconductor Equipment — 0.7%
44,030	Applied Materials Inc	483,009

Software — 3.2%
33,454	Check Point Software Technologies †	785,165
19,055	Oracle Corp	408,158
42,060	Symantec Corp †	654,454
18,270	Synopsys Inc †	356,448

		2,204,225

Total Information Technology		3,510,036

Materials — 3.3%
Chemicals — 2.6%
10,170	BASF SE, ADR	404,258
26,870	Celanese Corp, Series A	638,162
11,378	Praxair Inc	808,634

		1,851,054

Metals & Mining — 0.7%
9,470	Freeport-McMoRan Copper & Gold Inc	474,542

Total Materials		2,325,596

Telecommunication Services — 6.9%
Diversified Telecommunication Services — 6.9%
132,915	AT&T Inc	3,301,609
18,270	CenturyTel Inc	560,889
29,125	Verizon Communications Inc	895,011

Total Telecommunication Services		4,757,509

See Notes to Financial Statements.

4

Shares		Value(a)

Utilities — 6.0%
Electric Utilities — 4.1%
19,438	Duke Energy Corp	$283,601
7,465	Edison International	234,849
12,177	Exelon Corp	623,584
11,820	FirstEnergy Corp	458,025
8,858	FPL Group Inc	503,666
17,840	Northeast Utilities	398,010
11,045	Southern Co/The	344,162

		2,845,897

Gas Utilities — 0.9%
19,600	Questar Corp	608,776

Multi-Utilities — 1.0%
8,370	Sempra Energy	415,403
7,307	Wisconsin Energy Corp	297,468

		712,871

Total Utilities		4,167,544

TOTAL COMMON STOCKS
(Cost $66,262,982)		67,757,931

INVESTMENT COMPANY SECURITY — 1.8%
(Cost $1,222,844)
1,222,844	State Street Institutional Liquid Reserves Fund	1,222,844

TOTAL INVESTMENTS
(Cost $67,485,826)	99.5%	68,980,775
OTHER ASSETS AND LIABILITIES (Net)	0.5	364,857

NET ASSETS	100.0%	$69,345,632

†	Non-income producing security.

(a)	As of June 30, 2009, the values of the securities of the Fund were determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR — American Depositary Receipt

See Notes to Financial Statements.

5

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2009 (continued)

At June 30, 2009, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	88.1%	$61,066,890
Israel	3.0	2,105,750
Bermuda	2.1	1,482,050
Switzerland	2.1	1,479,622
France	1.8	1,219,362
Germany	0.6	404,257

TOTAL COMMON STOCKS	97.7	67,757,931
INVESTMENT COMPANY SECURITY	1.8	1,222,844

TOTAL INVESTMENTS	99.5	68,980,775
OTHER ASSETS AND LIABILITIES (Net)	0.5	364,857

NET ASSETS	100.0%	$69,345,632

See Notes to Financial Statements.

6

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7

Munder Large-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value (see accompanying schedule)	$68,980,775
Dividends receivable	107,347
Receivable for investment securities sold	2,500,342
Receivable for Fund shares sold	138,142
Prepaid expenses and other assets	418,363

Total Assets	72,144,969

LIABILITIES:
Payable for investment securities purchased	2,422,175
Payable for Fund shares redeemed	208,908
Trustees’ fees and expenses payable	75,250
Transfer agency/record keeping fees payable	21,202
Administration fees payable	9,448
Custody fees payable	6,989
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	5,253
Shareholder servicing fees payable — Class K Shares	2,851
Investment advisory fees payable	1,436
Accrued expenses and other payables	45,825

Total Liabilities	2,799,337

NET ASSETS	$69,345,632

Investments, at cost	$67,485,826

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$8,866
Accumulated net realized loss on investments sold	(16,598,460)
Net unrealized appreciation of investments	1,494,949
Paid-in capital	84,440,277

$69,345,632

NET ASSETS:
Class A Shares	$9,979,510

Class B Shares	$1,469,832

Class C Shares	$2,402,150

Class K Shares	$13,309,965

Class R Shares	$4,584

Class Y Shares	$42,179,591

SHARES OUTSTANDING:
Class A Shares	1,008,313

Class B Shares	153,041

Class C Shares	250,282

Class K Shares	1,343,715

Class R Shares	463

Class Y Shares	4,252,867

CLASS A SHARES:
Net asset value and redemption price per share	$9.90

Maximum sales charge	5.50%
Maximum offering price per share	$10.48

CLASS B SHARES:
Net asset value and offering price per share*	$9.60

CLASS C SHARES:
Net asset value and offering price per share*	$9.60

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.91

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$9.89

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.92

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Large-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$2,395,490
Dividends on securities of affiliated company	27,071
Securities lending, net of borrower rebates	39,485

Total Investment Income	2,462,046

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	24,652
Class B Shares	16,377
Class C Shares	23,018
Class R Shares	24
Shareholder servicing fees:
Class K Shares	41,613
Investment advisory fees	590,880
Administration fees	128,540
Transfer agency/record keeping fees	92,924
Registration and filing fees	55,105
Legal and audit fees	46,184
Custody fees	41,642
Printing and mailing fees	39,449
Trustees’ fees and expenses	34,927
Other	27,365

Total Expenses	1,162,700

NET INVESTMENT INCOME	1,299,346

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from security transactions	(14,350,684)
Net change in unrealized appreciation/(depreciation) of securities	(14,507,843)

Net realized and unrealized loss on investments	(28,858,527)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,559,181)

(a)	Net of foreign withholding taxes of $11,430.

See Notes to Financial Statements.

10

Munder Large-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Net investment income	$1,299,346	$1,363,241
Net realized gain/(loss) from security transactions	(14,350,684)	1,936,958
Net change in net unrealized appreciation/(depreciation) of securities	(14,507,843)	(16,415,789)

Net decrease in net assets resulting from operations	(27,559,181)	(13,115,590)
Dividends to shareholders from net investment income:
Class A Shares	(151,922)	(156,212)
Class B Shares	(14,595)	(11,703)
Class C Shares	(21,996)	(12,811)
Class K Shares	(259,691)	(294,841)
Class R Shares	(63)	(55)
Class Y Shares	(856,551)	(870,071)
Distributions to shareholders from net realized gains:
Class A Shares	—	(1,619,351)
Class B Shares	—	(312,223)
Class C Shares	—	(339,590)
Class K Shares	—	(3,099,416)
Class R Shares	—	(695)
Class Y Shares	—	(6,841,328)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	1,089,976	(1,485,570)
Class B Shares	(210,333)	(385,954)
Class C Shares	570,534	(442,135)
Class K Shares	(2,967,100)	(3,647,830)
Class R Shares	63	751
Class Y Shares	(4,012,839)	7,791,273
Short-term trading fees	853	1,377

Net decrease in net assets	(34,392,845)	(24,841,974)
NET ASSETS:
Beginning of year	103,738,477	128,580,451

End of year	$69,345,632	$103,738,477

Undistributed net investment income	$8,866	$2,353

See Notes to Financial Statements.

11

Munder Large-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Amount
Class A Shares:
Sold*	$4,559,447	$1,568,883
Issued as reinvestment of dividends and distributions	116,306	1,348,301
Redeemed	(3,585,777)	(4,402,754)

Net increase/(decrease)	$1,089,976	$(1,485,570)

Class B Shares:
Sold	$577,150	$225,293
Issued as reinvestment of dividends and distributions	11,753	247,778
Redeemed*	(799,236)	(859,025)

Net decrease	$(210,333)	$(385,954)

Class C Shares:
Sold	$1,329,409	$276,520
Issued as reinvestment of dividends and distributions	14,717	230,857
Redeemed	(773,592)	(949,512)

Net increase/(decrease)	$570,534	$(442,135)

Class K Shares:
Sold	$3,844,961	$4,167,165
Issued as reinvestment of dividends and distributions	70,843	1,039,277
Redeemed	(6,882,904)	(8,854,272)

Net decrease	$(2,967,100)	$(3,647,830)

Class R Shares:
Sold	$—	$1
Issued as reinvestment of dividends and distributions	63	750

Net increase	$63	$751

Class Y Shares:
Sold	$8,009,456	$14,336,107
Issued as reinvestment of dividends and distributions	770,230	7,106,981
Redeemed	(12,792,525)	(13,651,815)

Net increase/(decrease)	$(4,012,839)	$7,791,273

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Shares
Class A Shares:
Sold*	453,354	100,467
Issued as reinvestment of dividends and distributions	11,131	85,388
Redeemed	(343,957)	(291,524)

Net increase/(decrease)	120,528	(105,669)

Class B Shares:
Sold	61,003	15,222
Issued as reinvestment of dividends and distributions	1,155	16,079
Redeemed*	(82,998)	(57,080)

Net decrease	(20,840)	(25,779)

Class C Shares:
Sold	133,710	18,138
Issued as reinvestment of dividends and distributions	1,467	14,979
Redeemed	(76,768)	(62,031)

Net increase/(decrease)	58,409	(28,914)

Class K Shares:
Sold	387,289	270,148
Issued as reinvestment of dividends and distributions	6,713	65,743
Redeemed	(688,824)	(576,740)

Net decrease	(294,822)	(240,849)

Class R Shares:
Sold	—	— #
Issued as reinvestment of dividends and distributions	5	48

Net increase	5	48

Class Y Shares:
Sold	772,374	952,148
Issued as reinvestment of dividends and distributions	72,965	450,083
Redeemed	(1,272,454)	(869,109)

Net increase/(decrease)	(427,115)	533,122

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

#	Amount represents less than 0.5 of a share.

See Notes to Financial Statements.

13

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$13.70	$17.28	$15.89	$14.89	$13.21

Income/(loss) from investment operations:
Net investment income/(loss)	0.16	0.17	0.15	0.11	0.08
Net realized and unrealized gain/(loss) on investments	(3.80)	(1.93)	2.83	1.37	1.67

Total from investment operations	(3.64)	(1.76)	2.98	1.48	1.75

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.15)	(0.11)	(0.07)
Distributions from net realized gains	—	(1.66)	(1.44)	(0.37)	—

Total distributions	(0.16)	(1.82)	(1.59)	(0.48)	(0.07)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$9.90	$13.70	$17.28	$15.89	$14.89

Total return(d)	(26.61)%	(11.31)%	19.84%	10.08%	13.27%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,980	$12,162	$17,170	$12,754	$8,532
Ratio of operating expenses to average net assets	1.60%	1.42%	1.42%	1.43%	1.48%
Ratio of net investment income/(loss) to average net assets	1.52%	1.07%	0.91%	0.72%	0.58%
Portfolio turnover rate	53%	41%	47%	48%	47%
Ratio of operating expenses to average net assets without expense reimbursements	1.60%	1.42%	1.42%	1.43%	1.48%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on August 8, 1994 and August 9, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

B Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

$13.31	$16.86	$15.56	$14.62	$13.02

0.08	0.05	0.02	(0.02)	(0.02)

(3.70)	(1.88)	2.77	1.36	1.63

(3.62)	(1.83)	2.79	1.34	1.61

(0.09)	(0.06)	(0.05)	(0.03)	(0.01)
—	(1.66)	(1.44)	(0.37)	—

(0.09)	(1.72)	(1.49)	(0.40)	(0.01)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$9.60	$13.31	$16.86	$15.56	$14.62

(27.23)%	(12.00)%	18.94%	9.30%	12.37%

$1,470	$2,314	$3,366	$3,641	$8,346

2.34%	2.17%	2.17%	2.18%	2.23%

0.77%	0.33%	0.15%	(0.13)%	(0.18)%
53%	41%	47%	48%	47%

2.34%	2.17%	2.17%	2.18%	2.23%

See Notes to Financial Statements.

15

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$13.30	$16.85	$15.55	$14.61	$13.01

Income/(loss) from investment operations:
Net investment income/(loss)	0.08	0.05	0.03	(0.01)	(0.02)
Net realized and unrealized gain/(loss) on investments	(3.69)	(1.88)	2.76	1.35	1.63

Total from investment operations	(3.61)	(1.83)	2.79	1.34	1.61

Less distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.05)	(0.03)	(0.01)
Distributions from net realized gains	—	(1.66)	(1.44)	(0.37)	—

Total distributions	(0.09)	(1.72)	(1.49)	(0.40)	(0.01)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$9.60	$13.30	$16.85	$15.55	$14.61

Total return(d)	(27.17)%	(12.01)%	18.95%	9.31%	12.38%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,402	$2,551	$3,719	$2,993	$3,214
Ratio of operating expenses to average net assets	2.36%	2.17%	2.17%	2.18%	2.23%
Ratio of net investment income/(loss) to average net assets	0.78%	0.32%	0.16%	(0.07)%	(0.18)%
Portfolio turnover rate	53%	41%	47%	48%	47%
Ratio of operating expenses to average net assets without expense reimbursements	2.36%	2.17%	2.17%	2.18%	2.23%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on December 5, 1995 and July 5, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

K Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

$13.71	$17.30	$15.90	$14.90	$13.22

0.16	0.17	0.15	0.10	0.08

(3.80)	(1.94)	2.84	1.38	1.67

(3.64)	(1.77)	2.99	1.48	1.75

(0.16)	(0.16)	(0.15)	(0.11)	(0.07)
—	(1.66)	(1.44)	(0.37)	—

(0.16)	(1.82)	(1.59)	(0.48)	(0.07)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$9.91	$13.71	$17.30	$15.90	$14.90

(26.59)%	(11.35)%	19.89%	10.07%	13.26%

$13,310	$22,464	$32,509	$36,309	$30,709

1.59%	1.42%	1.42%	1.43%	1.48%

1.54%	1.07%	0.90%	0.68%	0.59%
53%	41%	47%	48%	47%

1.59%	1.42%	1.42%	1.43%	1.48%

See Notes to Financial Statements.

17

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Year	Period
	Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$13.69	$17.27	$15.99

Income/(loss) from investment operations:
Net investment income	0.14	0.12	0.09
Net realized and unrealized gain/(loss) on investments	(3.80)	(1.92)	1.71

Total from investment operations	(3.66)	(1.80)	1.80

Less distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.11)
Distributions from net realized gains	—	(1.66)	(0.41)

Total distributions	(0.14)	(1.78)	(0.52)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)

Net asset value, end of period	$9.89	$13.69	$17.27

Total return(d)	(26.81)%	(11.54)%	11.43%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5	$6	$7
Ratio of operating expenses to average net assets	1.83%	1.67%	1.67	%(e)
Ratio of net investment income to average net assets	1.29%	0.81%	0.80	%(e)
Portfolio turnover rate	53%	41%	47%
Ratio of operating expenses to average net assets without expense reimbursements	1.83%	1.67%	1.67	%(e)

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on November 1, 2006 and July 5, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

18

Y Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

$13.73	$17.32	$15.92	$14.91	$13.23

0.19	0.20	0.19	0.15	0.12
(3.81)	(1.93)	2.84	1.37	1.67

(3.62)	(1.73)	3.03	1.52	1.79

(0.19)	(0.20)	(0.19)	(0.14)	(0.11)
—	(1.66)	(1.44)	(0.37)	—

(0.19)	(1.86)	(1.63)	(0.51)	(0.11)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$9.92	$13.73	$17.32	$15.92	$14.91

(26.45)%	(11.12)%	20.16%	10.34%	13.53%

$42,180	$64,241	$71,809	$59,414	$52,409
1.34%	1.17%	1.17%	1.18%	1.23%
1.78%	1.33%	1.16%	0.94%	0.83%
53%	41%	47%	48%	47%

1.34%	1.17%	1.17%	1.18%	1.23%

See Notes to Financial Statements.

19

[This Page Intentionally Left Blank]

20

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Large-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such

21

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$68,980,775
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$68,980,775

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited. As of June 30, 2009, the Fund did not have any portfolio securities on loan.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of

23

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the period through October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of the Fund’s shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statements of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2009.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. During the year ended June 30, 2009, the Fund did not engage in derivative transactions.

24

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $100 million of its average daily net assets; and 0.70% on net assets exceeding $100 million. During the year ended June 30, 2009, the Fund paid an effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $128,540 before payment of sub-administration fees and $81,935 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.1632% for administrative services.

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated

25

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

company in the accompanying Statements of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $3,341 in advisory fees before waivers and expense reimbursements ($235 after waivers and expense reimbursements) and $1,450 in administration fees.

As of June 30, 2009, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $2,676 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2009. Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, earned $60 from commissions on sales of Class A Shares of the Fund for the year ended June 30, 2009.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST or MSTII.

26

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R shares, the 12b-1 fees were limited to 0.50% pursuant to the Munder Funds’ contract with the distributor.

Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2009, the Fund paid $79 to Comerica Securities and $40,840 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C, K, and R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $41,418,048 and $44,940,771, respectively, for the year ended June 30, 2009.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $8,384,903, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $7,340,037 and net appreciation for Federal income tax purposes was $1,044,866. At June 30, 2009, aggregate cost for Federal income tax purposes was $67,935,909.

27

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. During the year ended June 30, 2009, the Fund held the following security, which could be deemed to be issued by an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/08	Cost	Shares	Cost	Shares	6/30/09	Income	Gain/(Loss)

Institutional Money Market Fund	$3,183,128	$20,408,666	20,408,666	$23,591,794	23,591,794	$—	$27,071	$—

7.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the Federal Funds Rate plus 0.50% or (b) the Overnight LIBOR Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the Federal Funds Rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $1,109.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing

28

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from partnership basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$11,985	$(11,985)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2009 and June 30, 2008 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

June 30, 2009	$1,304,818	$—	$1,304,818
June 30, 2008	1,689,302	11,868,994	13,558,296

At June 30, 2009, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed
Ordinary	Post	Capital Loss	Unrealized
Income	October Loss	Carryover	Appreciation	Total

$52,962	$(12,724,906)	$(3,423,471)	$1,044,866	$(15,050,549)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2009, the Fund had available for Federal income tax purposes $3,423,471 of unused capital losses which expire in 2017.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following year. The Fund has elected to defer net capital losses arising between November 1, 2008 and June 30, 2009 of $12,724,906.

10.	Tax Information (Unaudited)

Of distributions paid by the Fund, 100% will quality for the dividend deduction available to corporate shareholders.

29

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

For the fiscal year ended June 30, 2009, the Fund designates approximately $2,406,152 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably

30

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

31

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings

32

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three-, five- and ten-year periods, but trailed the performance of its benchmark for the since inception period, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three-, five- and ten-year periods, and (3) the Fund had favorable Lipper rankings and Morningstar ratings. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to the Fund, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses.

33

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives and strategies as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute.

34

Munder Large-Cap Value Fund
 Notes to Financial Statements, June 30, 2009 (continued)

In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2009.

[Remainder of Page Intentionally Left Blank]

35

Munder Large-Cap Value Fund
 Notes to Financial Statements, June 30, 2009 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

36

Munder Large-Cap Value Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

37

Munder Large-Cap Value Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

38

Munder Large-Cap Value Fund
 Notes to Financial Statements, June 30, 2009 (continued)

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

39

Munder Large-Cap Value Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

40

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Large-Cap Value Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Large-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of die Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Large-Cap Value Fund of Munder Series Trust at June 30, 2009, the results of its operations for die year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

41

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42

[This Page Intentionally Left Blank]

43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNLCV609

ANNUAL REPORT
June 30, 2009

Munder Micro-Cap
Equity Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

Our criteria for buying and selling equity securities do not change in uncertain times. Throughout the past year, we have remained committed to our fundamental approach to stock selection, always paying careful attention to investment fundamentals, such as financial strength, earnings prospects and valuation. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through these uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. To obtain a prospectus, please visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, a substantial portion of the Fund’s assets is invested in real estate-related securities, which are subject to special risks related to property tax rates, property values and borrower defaults. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2009, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and

ii

capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Robert Crosby, Julie Hollinshead and John Richardson

While the micro-cap segment of the stock market was not immune from the dismal stock market environment that characterized the Fund’s fiscal year ended June 30, 2009, micro-cap stocks performed somewhat better than the market as a whole. The Fund’s Russell Microcap® Index benchmark posted a -24.47% return for the year, compared to a -26.21% return for the S&P 500® Index, a widely-followed benchmark of the broader stock market.

The Fund posted a return of -24.07%, outperforming its Russell benchmark, as well as the -27.51% median return of the Lipper universe of small-cap growth funds. The Fund’s relative strength in the consumer discretionary, materials, industrials and financials sectors more than offset relative weakness from its health care and consumer staples holdings.

Overweighted positions in Spartan Motors (2.4% of the Fund), PetMed Express (1.1% of the Fund) and FGX International Holdings (2.2% of the Fund) were primarily responsible for the Fund’s strong relative performance in the consumer discretionary sector. An overweight in Landec (0.5% of the Fund) was the key contributor to relative strength in the materials sector.

The Fund’s relative performance in the industrials sector was boosted by overweighted positions in MYR Group (2.3% of the Fund), Old Dominion Freight Line (1.1% of the Fund), AAON (1.0% of the Fund) and Middleby (1.9% of the Fund). American Capital Agency (2.3% of the Fund), Capstead Mortgage (1.9% of the Fund), Bank of the Ozarks (1.1% of the Fund) and Castlepoint Holdings, all of which were overweighted in the Fund, were the largest contributors to the Fund’s positive relative performance in the financials sector. In February, Tower Group acquired Castlepoint Holdings and the Fund received cash and Tower Group stock, which was subsequently sold, for its Castlepoint Holdings shares.

On the negative side of the ledger, the Fund’s relative performance in the health care sector was hurt by the lack of ownership of Dendreon, one of the best-performing stocks in the Russell Microcap® Index universe during the period. In the consumer staples sector, an overweight in Spartan Stores (0.9% of the Fund) was the primary reason for relative weakness.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell Microcap® Index is a capitalization-weighted index that measures the performance of the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 smallest companies. The Russell 2000® Index is a capitalization-weighted index that measures the

iii

performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the U.S. equity market. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of small-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Micro-Cap Equity Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09(1)
				Russell
				Microcap®/	Lipper
				Wilshire US	Small-Cap
Class and	With		Without	Micro-Cap	Growth Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 12/26/96	N/A		$15,345	$15,355	$16,680

CLASS A 12/26/96	$14,157	#	14,984	15,355	16,680

CLASS B 2/24/97	N/A		14,108	15,355	16,680

CLASS C 3/31/97	N/A		13,890	15,355	16,680

CLASS K 12/31/96	N/A		14,999	15,355	16,680

CLASS R 7/29/04	N/A		7,702	8,340	14,583

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell Microcap® Index is a capitalization-weighted index that measures the performance of the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 smallest companies. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the U.S. equity market. The Russell Microcap® Index performance is available for periods beginning 7/1/00 or later. The Wilshire US Micro-Cap Index is used for periods prior to 7/1/00. The Wilshire US Micro-Cap Index is a float-adjusted, market capitalization-weighted index that measures the performance of all stocks in the bottom half of the Wilshire 5000 Index (based on market capitalization). The Wilshire 5000 Index contains all U.S. company equity securities with readily available price data. Index comparative returns are as of 7/1/99 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

**	The Lipper Small-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 7/1/99 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/26/96	N/A		(24.07)%	N/A		(5.45)%	N/A		4.38%	N/A		9.11%

CLASS A 12/26/96	(28.41)%	#	(24.24)%	(6.73)%	#	(5.67)%	3.54%	#	4.13%	8.36%	#	8.85%

CLASS B 2/24/97	(28.07)%	†	(24.83)%	(6.64)%	†	(6.38)%	N/A		3.50%	N/A		7.62%

CLASS C 3/31/97	(25.48)%	†	(24.83)%	N/A		(6.39)%	N/A		3.34%	N/A		8.11%

CLASS K 12/31/96	N/A		(24.23)%	N/A		(5.67)%	N/A		4.14%	N/A		8.76%

CLASS R 7/29/04	N/A		(24.44)%	N/A		N/A	N/A		N/A	N/A		(5.17)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/08 were 1.65%, 1.91%, 2.66%, 2.66%, 1.91% and 2.16%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997-1999 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$1,103.75	$9.86	1.89%
Class A	$1,000.00	$1,102.49	$11.16	2.14%
Class B	$1,000.00	$1,097.91	$15.03	2.89%
Class C	$1,000.00	$1,097.91	$15.03	2.89%
Class K	$1,000.00	$1,102.43	$11.10	2.13%
Class R	$1,000.00	$1,100.89	$12.40	2.38%

Hypothetical
Class Y	$1,000.00	$1,015.42	$9.44	1.89%
Class A	$1,000.00	$1,014.18	$10.69	2.14%
Class B	$1,000.00	$1,010.46	$14.41	2.89%
Class C	$1,000.00	$1,010.46	$14.41	2.89%
Class K	$1,000.00	$1,014.23	$10.64	2.13%
Class R	$1,000.00	$1,012.99	$11.88	2.38%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a)

COMMON STOCKS — 94.4%
Consumer Discretionary — 8.7%
Auto Components — 2.4%
212,193	Spartan Motors Inc	$2,404,147

Hotels, Restaurants & Leisure — 0.5%
174,000	Century Casinos Inc †	518,520

Internet & Catalog Retail — 1.1%
69,500	PetMed Express Inc †	1,044,585

Leisure Equipment & Products — 0.9%
103,100	Sport Supply Group Inc	885,629

Specialty Retail — 1.0%
30,200	Cato Corp/The, Class A	526,688
27,900	Hibbett Sports Inc †	502,200

		1,028,888

Textiles, Apparel & Luxury Goods — 2.8%
189,500	FGX International Holdings Ltd †	2,156,510
29,400	True Religion Apparel Inc †	655,620

		2,812,130

Total Consumer Discretionary		8,693,899

Consumer Staples — 1.4%
Food & Staples Retailing — 0.9%
67,756	Spartan Stores Inc	840,852

Food Products — 0.5%
18,600	Diamond Foods Inc	518,940

Total Consumer Staples		1,359,792

Energy — 6.3%
Energy Equipment & Services — 4.5%
261,500	Mitcham Industries Inc †	1,357,185
142,600	Mullen Group Ltd	1,536,155
106,000	Pason Systems Inc	853,905
61,900	Willbros Group Inc †	774,369

		4,521,614

Oil, Gas & Consumable Fuels — 1.8%
100,887	Atlas America Inc	1,802,850

Total Energy		6,324,464

See Notes to Financial Statements.

1

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials — 25.4%
Capital Markets — 2.4%
94,400	Hercules Technology Growth Capital Inc	$789,184
204,500	JMP Group Inc	1,572,605

		2,361,789

Commercial Banks — 2.8%
27,100	Bank of Marin Bancorp	730,345
51,400	Bank of the Ozarks Inc	1,111,782
35,900	Pacific Continental Corp	435,467
41,400	Smithtown Bancorp Inc	529,506

		2,807,100

Consumer Finance — 2.6%
33,700	Cash America International Inc	788,243
169,400	Ezcorp Inc, Class A †	1,826,132

		2,614,375

Diversified Financial Services — 0.4%
50,300	Compass Diversified Holdings	406,927

Insurance — 5.7%
121,500	Amerisafe Inc †	1,890,540
298,100	Meadowbrook Insurance Group Inc	1,946,593
73,601	Tower Group Inc	1,823,833

		5,660,966

Real Estate Investment Trusts (REITs) — 11.5%
97,900	American Capital Agency Corp	2,248,763
245,000	Ashford Hospitality Trust Inc	688,450
159,000	Associated Estates Realty Corp	947,640
150,000	Capstead Mortgage Corp	1,906,500
30,800	Corporate Office Properties Trust SBI MD	903,364
176,700	DuPont Fabros Technology Inc	1,664,514
208,800	Hersha Hospitality Trust	517,824
173,100	Medical Properties Trust Inc	1,050,717
560,356	NorthStar Realty Finance Corp	1,585,807

		11,513,579

Real Estate Management & Development — 0.0%#
26,210	Star Asia Financial Ltd, 144A (b),(c),(d),(e),(f)	23,589

Total Financials		25,388,325

See Notes to Financial Statements.

2

Shares		Value(a)

Health Care — 10.8%
Health Care Equipment & Supplies — 2.5%
85,715	Neogen Corp †	$2,484,021

Health Care Providers & Services — 4.3%
48,800	Air Methods Corp †	1,335,168
11,500	Landauer Inc	705,410
14,600	MWI Veterinary Supply Inc †	508,956
97,000	Psychemedics Corp	667,360
69,100	US Physical Therapy Inc †	1,019,225

		4,236,119

Health Care Technology — 2.3%
66,545	Starlims Technologies Ltd	519,051
70,600	SXC Health Solutions Corp †	1,794,652

		2,313,703

Life Sciences Tools & Services — 1.7%
182,348	Medtox Scientific Inc †	1,719,541

Total Health Care		10,753,384

Industrials — 23.3%
Aerospace & Defense — 1.3%
22,100	Aerovironment Inc †	682,006
80,300	HI Shear Technology Corp	658,460

		1,340,466

Airlines — 0.5%
78,715	Republic Airways Holdings Inc †	514,009

Building Products — 1.0%
51,550	AAON Inc	1,026,876

Commercial Services & Supplies — 2.7%
69,700	ATC Technology Corp/IL †	1,010,650
115,318	Horizon North Logistics Inc †	104,100
101,520	Team Inc †	1,590,818

		2,705,568

Construction & Engineering — 3.5%
113,900	MYR Group Inc †	2,303,058
62,900	Orion Marine Group Inc †	1,195,100

		3,498,158

See Notes to Financial Statements.

3

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Electrical Equipment — 2.6%
37,200	AZZ Inc †	$1,280,052
44,400	Jinpan International Ltd	1,271,616

		2,551,668

Industrial Conglomerates — 0.5%
20,100	Raven Industries Inc	514,560

Machinery — 4.9%
9,833	Actuant Corp, Class A	119,963
35,200	Dynamic Materials Corp	678,656
42,800	Middleby Corp †	1,879,776
92,200	Portec Rail Products Inc	908,170
65,600	RBC Bearings Inc †	1,341,520

		4,928,085

Professional Services — 2.0%
43,300	Barrett Business Services Inc	454,650
24,300	Exponent Inc †	595,593
36,700	VSE Corp	960,072

		2,010,315

Road & Rail — 2.0%
30,974	Genesee & Wyoming Inc, Class A †	821,121
33,320	Old Dominion Freight Line Inc †	1,118,552

		1,939,673

Trading Companies & Distributors — 2.3%
137,150	Rush Enterprises Inc, Class B †	1,359,157
70,300	Titan Machinery Inc †	892,107

		2,251,264

Total Industrials		23,280,642

Information Technology — 14.7%
Communications Equipment — 0.5%
50,000	Digi International Inc †	487,500

Computers & Peripherals — 1.6%
95,885	Rimage Corp †	1,592,650

Electronic Equipment & Instruments — 1.8%
220,700	TTM Technologies Inc †	1,756,772

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Information Technology Services — 1.7%
40,000	Mantech International Corp, Class A †	$1,721,600

Internet Software & Services — 2.6%
72,200	j2 Global Communications Inc †	1,628,832
54,800	Liquidity Services Inc †	540,328
196,800	TheStreet.com Inc	411,312

		2,580,472

Semiconductors & Semiconductor Equipment — 1.9%
61,273	Diodes Inc †	958,310
18,300	NVE Corp †	889,380

		1,847,690

Software — 4.6%
120,860	Computer Modelling Group Ltd	1,553,417
203,200	Smith Micro Software Inc †	1,995,424
152,100	TeleCommunication Systems Inc, Class A †	1,081,431

		4,630,272

Total Information Technology		14,616,956

Materials — 3.8%
Chemicals — 3.1%
63,600	Koppers Holdings Inc	1,677,132
74,675	Landec Corp †	507,043
135,200	Zagg Inc †	932,879

		3,117,054

Paper & Forest Products — 0.7%
79,700	Glatfelter	709,330

Total Materials		3,826,384

TOTAL COMMON STOCKS
(Cost $87,270,694)		94,243,846

LIMITED PARTNERSHIP — 0.3%
(Cost $2,731,560)
Financials — 0.3%
Real Estate Investment Trusts (REITs) — 0.3%
221,000	Kodiak Funding Limited Partnership (b),(d),(e),(f)	291,720

See Notes to Financial Statements.

5

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

INVESTMENT COMPANY SECURITIES — 4.8%
Financials — 2.4%
Capital Markets — 2.4%
143,888	Main Street Capital Corp	$1,969,827
276,787	Patriot Capital Funding Inc	473,306

Total Financials		2,443,133

Multi-Sector — 2.4%
Multi-Industry — 2.4%
2,387,236	State Street Institutional Liquid Reserve Fund	2,387,236

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $7,592,564)		4,830,369

TOTAL INVESTMENTS
(Cost $97,594,818)	99.5%	99,365,935
OTHER ASSETS AND LIABILITIES (Net)	0.5	489,923

NET ASSETS	100.0%	$99,855,858

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(b)	Security valued at fair value as of June 30, 2009 in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2009, these securities represent $315,309, 0.3% of net assets.

(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2009, securities subject to restrictions on resale that have not been deemed to be liquid represent $315,309, 0.3% of net assets.

Security	Acquisition Date	Cost

Kodiak Funding Limited Partnership	12/19/06	$2,731,560
Star Asia Financial Ltd, 144A	02/22/07	2,621,000

(f)	Security value was determined based on level 3 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

At June 30, 2009, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	84.6%	$84,430,851
Canada	5.8	5,842,229
British Virgin Islands	2.2	2,156,510
China	1.3	1,271,616
Israel	0.5	519,051
Guernsey	0.0	23,589

TOTAL COMMON STOCKS	94.4	94,243,846
LIMITED PARTNERSHIP	0.3	291,720
INVESTMENT COMPANY SECURITIES	4.8	4,830,369

TOTAL INVESTMENTS	99.5	99,365,935
OTHER ASSETS AND LIABILITIES (Net)	0.5	489,923

NET ASSETS	100.0%	$99,855,858

See Notes to Financial Statements.

7

Munder Micro-Cap Equity Fund

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value (see accompanying schedule)	$99,365,935
Dividends receivable	362,876
Receivable for investment securities sold	1,000,776
Receivable for Fund shares sold	72,518
Prepaid expenses and other assets	35,787

Total Assets	100,837,892

LIABILITIES:
Payable for investment securities purchased	396,287
Payable for Fund shares redeemed	279,193
Trustees’ fees and expenses payable	95,453
Transfer agency/record keeping fees payable	90,641
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	32,868
Administration fees payable	13,333
Custody fees payable	6,139
Investment advisory fees payable	2,743
Shareholder servicing fees payable — Class K Shares	70
Accrued expenses and other payables	65,307

Total Liabilities	982,034

NET ASSETS	$99,855,858

Investments, at cost	$97,594,818

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$1,359,319
Accumulated net realized loss on investments sold	(44,447,734)
Net unrealized appreciation of investments	1,770,577
Paid-in capital	141,173,696

$99,855,858

NET ASSETS:
Class A Shares	$60,405,436

Class B Shares	$9,136,508

Class C Shares	$15,121,574

Class K Shares	$234,168

Class R Shares	$262,468

Class Y Shares	$14,695,704

SHARES OUTSTANDING:
Class A Shares	3,246,558

Class B Shares	543,162

Class C Shares	899,060

Class K Shares	12,578

Class R Shares	14,152

Class Y Shares	767,544

CLASS A SHARES:
Net asset value and redemption price per share	$18.61

Maximum sales charge	5.50%
Maximum offering price per share	$19.69

CLASS B SHARES:
Net asset value and offering price per share*	$16.82

CLASS C SHARES:
Net asset value and offering price per share*	$16.82

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$18.62

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$18.55

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$19.15

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Micro-Cap Equity Fund

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$4,135,208
Dividends on securities of affiliated company	14,659
Securities lending, net of borrower rebates	207,528

Total Investment Income	4,357,395

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	186,091
Class B Shares	110,076
Class C Shares	184,407
Class R Shares	1,289
Shareholder servicing fees:
Class K Shares	2,870
Investment advisory fees	1,195,854
Transfer agency/record keeping fees	503,950
Administration fees	187,316
Custody fees	89,970
Printing and mailing fees	80,286
Registration and filing fees	72,675
Legal and audit fees	48,390
Trustees’ fees and expenses	34,527
Other	21,224

Total Expenses	2,718,925

NET INVESTMENT INCOME	1,638,470

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	(41,743,814)
Options written	79,639
Foreign currency-related transactions	(15,874)
Net change in unrealized appreciation/(depreciation) of:
Securities	(5,856,577)
Options written	(61,539)
Foreign currency-related transactions	(343)

Net realized and unrealized loss on investments	(47,598,508)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(45,960,038)

(a)	Net of foreign withholding taxes of $27,107.

See Notes to Financial Statements.

10

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Net investment income	$1,638,470	$2,833,761
Net realized gain/(loss) from security transactions, options written and foreign currency-related transactions	(41,680,049)	30,675,368
Net change in net unrealized appreciation/(depreciation) of securities, options written and foreign currency-related transactions	(5,918,459)	(155,413,535)

Net decrease in net assets resulting from operations	(45,960,038)	(121,904,406)
Dividends to shareholders from net investment income:
Class A Shares	(1,229,515)	(1,724,417)
Class B Shares	(96,778)	(82,149)
Class C Shares	(162,578)	(150,288)
Class K Shares	(25,287)	(44,401)
Class R Shares	(2,440)	(8,122)
Class Y Shares	(243,168)	(256,857)
Distributions to shareholders from net realized gains:
Class A Shares	(12,841,136)	(26,237,635)
Class B Shares	(2,066,042)	(3,939,258)
Class C Shares	(3,473,103)	(7,531,846)
Class K Shares	(258,893)	(709,026)
Class R Shares	(29,911)	(188,782)
Class Y Shares	(2,055,500)	(2,819,149)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(18,013,885)	(63,793,748)
Class B Shares	(1,818,223)	(7,385,657)
Class C Shares	(3,727,482)	(21,031,640)
Class K Shares	(892,330)	(3,634,833)
Class R Shares	(242,183)	(585,394)
Class Y Shares	2,765,103	1,518,093
Short-term trading fees	5,888	9,922

Net decrease in net assets	(90,367,501)	(260,499,593)
NET ASSETS:
Beginning of year	190,223,359	450,722,952

End of year	$99,855,858	$190,223,359

Undistributed net investment income	$1,359,319	$1,390,180

See Notes to Financial Statements.

11

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Amount
Class A Shares:
Sold*	$13,948,909	$31,320,720
Issued as reinvestment of dividends and distributions	11,422,722	22,945,112
Redeemed	(43,385,516)	(118,059,580)

Net decrease	$(18,013,885)	$(63,793,748)

Class B Shares:
Sold	$385,944	$794,365
Issued as reinvestment of dividends and distributions	1,797,846	3,302,668
Redeemed*	(4,002,013)	(11,482,690)

Net decrease	$(1,818,223)	$(7,385,657)

Class C Shares:
Sold	$1,321,278	$3,816,140
Issued as reinvestment of dividends and distributions	2,626,049	5,328,258
Redeemed	(7,674,809)	(30,176,038)

Net decrease	$(3,727,482)	$(21,031,640)

Class K Shares:
Sold	$179,872	$308,326
Issued as reinvestment of dividends and distributions	263,251	339,137
Redeemed	(1,335,453)	(4,282,296)

Net decrease	$(892,330)	$(3,634,833)

Class R Shares:
Sold	$160,538	$521,748
Issued as reinvestment of dividends and distributions	27,071	194,462
Redeemed	(429,792)	(1,301,604)

Net decrease	$(242,183)	$(585,394)

Class Y Shares:
Sold	$2,323,957	$1,941,329
Issued as reinvestment of dividends and distributions	2,065,489	2,804,734
Redeemed	(1,624,343)	(3,227,970)

Net increase	$2,765,103	$1,518,093

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Shares
Class A Shares:
Sold*	717,097	853,282
Issued as reinvestment of dividends and distributions	478,395	590,302
Redeemed	(2,246,421)	(3,244,578)

Net decrease	(1,050,929)	(1,800,994)

Class B Shares:
Sold	19,493	22,996
Issued as reinvestment of dividends and distributions	82,461	92,284
Redeemed*	(230,622)	(347,916)

Net decrease	(128,668)	(232,636)

Class C Shares:
Sold	68,914	108,197
Issued as reinvestment of dividends and distributions	120,445	148,696
Redeemed	(440,111)	(898,293)

Net decrease	(250,752)	(641,400)

Class K Shares:
Sold	8,088	8,344
Issued as reinvestment of dividends and distributions	11,036	8,741
Redeemed	(84,598)	(117,760)

Net decrease	(65,474)	(100,675)

Class R Shares:
Sold	8,447	14,881
Issued as reinvestment of dividends and distributions	1,135	5,004
Redeemed	(16,190)	(38,551)

Net decrease	(6,608)	(18,666)

Class Y Shares:
Sold	132,854	51,732
Issued as reinvestment of dividends and distributions	84,622	70,669
Redeemed	(85,672)	(87,381)

Net increase	131,804	35,020

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$28.32	$47.80	$45.38	$41.30		$35.06

Income/(loss) from investment operations:
Net investment income/(loss)	0.30	0.41	0.33	0.06		(0.06)
Net realized and unrealized gain/(loss) on investments	(6.37)	(14.83)	3.32	6.00		6.30

Total from investment operations	(6.07)	(14.42)	3.65	6.06		6.24

Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.21)	(0.14)		—
Distributions from net realized gains	(3.32)	(4.74)	(1.02)	(1.85)		—

Total distributions	(3.64)	(5.06)	(1.23)	(1.99)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.01		—

Net asset value, end of period	$18.61	$28.32	$47.80	$45.38		$41.30

Total return(d)	(24.24)%	(32.87)%	8.31%	15.14	%(e)	17.77%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$60,405	$121,715	$291,503	$393,068		$265,645
Ratio of operating expenses to average net assets	2.12%	1.72%	1.72%	1.65%		1.74%
Ratio of net investment income/(loss) to average net assets	1.52%	1.12%	0.74%	0.13%		(0.16)%
Portfolio turnover rate	35%	24%	23%	26%		36%
Ratio of operating expenses to average net assets without expense reimbursements	2.12%	1.72%	1.72%	1.65%		1.74%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on December 26, 1996 and February 24, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 15.12% for Class A Shares and 14.26% for Class B Shares.

See Notes to Financial Statements.

14

B Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$25.94	$44.30	$42.27	$38.74		$33.14

0.14	0.13	0.00 (c)	(0.25)		(0.33)

(5.78)	(13.65)	3.05	5.62		5.93

(5.64)	(13.52)	3.05	5.37		5.60

(0.16)	(0.10)	—	—		—
(3.32)	(4.74)	(1.02)	(1.85)		—

(3.48)	(4.84)	(1.02)	(1.85)		—

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.01		—

$16.82	$25.94	$44.30	$42.27		$38.74

(24.83)%	(33.35)%	7.45%	14.29	%(e)	16.90%

$9,137	$17,424	$40,069	$50,718		$60,749

2.87%	2.47%	2.47%	2.40%		2.49%

0.78%	0.38%	(0.01)%	(0.61)%		(0.95)%
35%	24%	23%	26%		36%

2.87%	2.47%	2.47%	2.40%		2.49%

See Notes to Financial Statements.

15

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$25.94	$44.31	$42.28	$38.75		$33.15

Income/(loss) from investment operations:
Net investment income/(loss)	0.14	0.11	0.00 (c)	(0.25)		(0.33)
Net realized and unrealized gain/(loss) on investments	(5.78)	(13.64)	3.05	5.62		5.93

Total from investment operations	(5.64)	(13.53)	3.05	5.37		5.60

Less distributions:
Dividends from net investment income	(0.16)	(0.10)	—	—		—
Distributions from net realized gains	(3.32)	(4.74)	(1.02)	(1.85)		—

Total distributions	(3.48)	(4.84)	(1.02)	(1.85)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.01		—

Net asset value, end of period	$16.82	$25.94	$44.31	$42.28		$38.75

Total return(d)	(24.83)%	(33.37)%	7.45%	14.28	%(e)	16.89%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,122	$29,827	$79,373	$101,613		$77,869
Ratio of operating expenses to average net assets	2.87%	2.47%	2.47%	2.40%		2.49%
Ratio of net investment income/(loss) to average net assets	0.77%	0.33%	(0.01)%	(0.61)%		(0.92)%
Portfolio turnover rate	35%	24%	23%	26%		36%
Ratio of operating expenses to average net assets without expense reimbursements	2.87%	2.47%	2.47%	2.40%		2.49%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on March 31, 1997 and December 31, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 14.25% for Class C Shares and 15.09% for Class K Shares.

See Notes to Financial Statements.

16

K Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$28.33	$47.80	$45.40	$41.31		$35.07

0.37	0.39	0.34	0.06		(0.06)

(6.44)	(14.80)	3.29	6.01		6.30

(6.07)	(14.41)	3.63	6.07		6.24

(0.32)	(0.32)	(0.21)	(0.14)		—
(3.32)	(4.74)	(1.02)	(1.85)		—

(3.64)	(5.06)	(1.23)	(1.99)		—

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.01		—

$18.62	$28.33	$47.80	$45.40		$41.31

(24.23)%	(32.85)%	8.28%	15.11	%(e)	17.79%

$234	$2,211	$8,544	$10,309		$9,195

2.11%	1.72%	1.72%	1.65%		1.74%

1.80%	1.02%	0.76%	0.14%		(0.15)%
35%	24%	23%	26%		36%

2.11%	1.72%	1.72%	1.65%		1.74%

See Notes to Financial Statements.

17

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Year	Year	Year		Period
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$28.24	$47.68	$45.28	$41.21		$33.58

Income/(loss) from investment operations:
Net investment income/(loss)	0.21	0.31	0.22	(0.03)		(0.11)
Net realized and unrealized gain/(loss) on investments	(6.32)	(14.79)	3.30	5.97		7.74

Total from investment operations	(6.11)	(14.48)	3.52	5.94		7.63

Less distributions:
Dividends from net investment income	(0.26)	(0.22)	(0.10)	(0.03)		—
Distributions from net realized gains	(3.32)	(4.74)	(1.02)	(1.85)		—

Total distributions	(3.58)	(4.96)	(1.12)	(1.88)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	0.01		—

Net asset value, end of period	$18.55	$28.24	$47.68	$45.28		$41.21

Total return(d)	(24.44)%	(33.05)%	8.02%	14.84	%(e)	22.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$262	$586	$1,880	$1,936		$912
Ratio of operating expenses to average net assets	2.32%	1.97%	1.97%	1.90%		1.99	%(f)
Ratio of net investment income/(loss) to average net assets	1.04%	0.85%	0.50%	(0.08)%		(0.31	)%(f)
Portfolio turnover rate	35%	24%	23%	26%		36%
Ratio of operating expenses to average net assets without expense reimbursements	2.32%	1.97%	1.97%	1.90%		1.99	%(f)

(a)	Class R Shares and Y Shares of the Fund commenced operations on July 29, 2004 and December 26, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 14.82% for Class R Shares and 15.37% for Class Y Shares.

(f)	Annualized.

See Notes to Financial Statements.

18

Y Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$29.04	$48.87	$46.37	$42.16		$35.71

0.35	0.55	0.46	0.17		0.08

(6.55)	(15.22)	3.38	6.13		6.37

(6.20)	(14.67)	3.84	6.30		6.45

(0.37)	(0.42)	(0.32)	(0.25)		—
(3.32)	(4.74)	(1.02)	(1.85)		—

(3.69)	(5.16)	(1.34)	(2.10)		—

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.01		—

$19.15	$29.04	$48.87	$46.37		$42.16

(24.07)%	(32.70)%	8.56%	15.39	%(e)	18.06%

$14,696	$18,460	$29,355	$30,299		$33,865

1.87%	1.46%	1.47%	1.40%		1.49%

1.79%	1.50%	1.01%	0.39%		0.20%
35%	24%	23%	26%		36%

1.87%	1.46%	1.47%	1.40%		1.49%

See Notes to Financial Statements.

19

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20

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Micro-Cap Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or

21

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$99,050,626
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	315,309

Total	$99,365,935

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Investments in
Securities
Balance as of 6/30/2008	$3,618,750
Transfers in and/or out of Level 3	(1,580,700)
Net purchases/(sales)	(221,367)
Accrued discounts/(premiums)	—
Realized gains/(losses)	(1,998,833)
Change in unrealized appreciation/(depreciation)	497,459

Balance as of 6/30/2009	$315,309

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$(403,681)

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

23

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write call options on securities it owns to hedge against changes in the value of those securities. When the Fund writes a call option, an amount equal to the premium received is recorded as an asset and an equivalent liability. The amount of the liability is adjusted daily to reflect the current market value of the option. If an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the premium received for the option. If the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of the closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

There are several risks associated with transactions in options on securities and indices. Significant differences existing between securities and options markets could result in imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, there is the risk the option writer is unable to effect a closing purchase transaction and will be unable to sell the underlying security until the option expires or the optioned security is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market value changes for the security during the period. With written call options, there is minimal counterparty risk to the Fund since premiums are received at inception of the contract.

24

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited. As of June 30, 2009, the Fund did not have any portfolio securities on loan.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2009, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying

25

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2009.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Adoption did not materially impact the amounts reported in the financial statements.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial

26

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

statements were issued, and determined that no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% of the value its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $187,316 before payment of sub-administration fees and $121,923 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.1566% for administrative services.

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $2,361 in advisory fees before waivers and expense reimbursements ($166 after waivers and expense reimbursements) and $1,025 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to

27

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

28

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $42,513,945 and $84,634,735, respectively, for the year ended June 30, 2009.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $26,702,656, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $24,682,479 and net appreciation for Federal income tax purposes was $2,020,177. At June 30, 2009, aggregate cost for Federal income tax purposes was $97,345,758.

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. For the year ended June 30, 2009, the Fund had the following derivative activity*:

		Net Change in Unrealized
	Net Realized Gain	Appreciation/(Depreciation)
Derivative	Recognized in Income	Recognized in Income

Equity Contracts (Options Written)	$79,639	$(61,539)

* As of June 30, 2009, the Fund had no open derivative contracts.

For the period ended June 30, 2009, the Fund had the following written covered call option contracts:

	Number of Contracts	Premium Amount

Beginning of period	1,810	$79,639
Written during the period	—	—
Exercised during the period	—	—
Expired during the period	1,810	79,639

Balance at end of period	—	$—

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. During the year ended June 30, 2009, the Fund held the

29

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

following security, which could be deemed to be issued by an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/08	Cost	Shares	Cost	Shares	6/30/09	Income	Gain/(Loss)

Institutional Money Market Fund	$635,669	$29,734,248	29,734,248	$30,369,917	30,369,917	$—	$14,659	$—

7.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the federal funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $1,738.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed

30

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from foreign currency gains and losses, partnership basis adjustments and distribution redesignations were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$90,435	$(90,435)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2009 and June 30, 2008 was as follows:

	Ordinary	Long-term
	Income	Capital Gains	Total

June 30, 2009	$1,759,846	$20,724,505	$22,484,351
June 30, 2008	2,266,234	41,425,696	43,691,930

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post
Ordinary	October	Capital Loss	Unrealized
Income	Loss	Carryover	Appreciation	Total

$1,400,107	$(40,837,164)	$(3,859,638)	$2,019,637	$(41,277,058)

The differences between book and tax distributable earnings were primarily due to wash sales, real estate investment trust basis adjustments, partnership adjustments and deferred trustees’ fees.

As determined at June 30, 2009, the Fund had available for Federal income tax purposes, $3,859,638 of unused capital losses expiring in 2011. These losses were inherited in the February 25, 2005 merger with the Munder Small Company Growth Fund and are subject to limitations.

The Fund utilized capital loss carryforwards during the year ended June 30, 2009 in the amount of $306,966.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2008 and June 30, 2009 of $40,837,164.

31

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

10.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 78.20% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2008, the Fund designates approximately $4,160,313 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2009, the amount of long-term capital gain distributions designated by the Fund was $20,724,505.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as

32

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

33

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

34

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark indexes and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of the Russell Microcap Index for the one- and three-year periods, but exceeded the performance of the Russell Microcap Index for the five-year period, (2) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of the Russell 2000 Index for the one-, three- and five-year periods, but exceeded the performance of the Russell 2000 Index for the ten-year and since inception periods, and (3) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods, but exceeded the median performance of the Fund’s Lipper peer group for the ten-year period. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board

35

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2009 (continued)

considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to the Fund, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the

36

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2009.

37

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

38

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

39

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

40

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF OffShore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

41

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

42

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Micro-Cap Equity and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Micro-Cap Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain responsible assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Micro-Cap Equity Fund of Munder Series Trust at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNMICRO609

ANNUAL REPORT
June 30, 2009

Munder Mid-Cap
Core Growth Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

Our criteria for buying and selling equity securities do not change in uncertain times. Throughout the past year, we have remained committed to our fundamental approach to stock selection, always paying careful attention to investment fundamentals, such as financial strength, earnings prospects and valuation. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through these uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2009, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Tony Dong, Brian Matuszak, Andy Mui, George Sanders and Geoffrey Wilson

While most segments of the stock market posted double-digit negative returns for the year ended June 30, 2009, mid-cap stocks were particularly hard hit, with the S&P MidCap 400® Index lagging both the larger-cap S&P 500® Index and the S&P SmallCap 600® Index.

Reflecting this difficult environment, for the twelve months ended June 30, 2009, the Fund earned a return of -32.26%, relative to the -28.02% return for the S&P MidCap 400® Index, the -30.33% return for the Russell Midcap® Growth Index and the -32.59% median return for the Lipper universe of mid-cap growth funds. The lagging performance of the Fund, compared to its S&P MidCap 400® benchmark, was due primarily to the weak relative performance in the information technology, consumer discretionary, industrials, health care and consumer staples sectors, which more than offset the relative strength in the energy, materials and financials sectors.

Overweighted positions in Itron (1.0% of the Fund), CommScope, Diodes and Logitech International were largely responsible for the Fund’s relative weakness in the information technology sector. CommScope and Diodes were sold in December and Logitech was eliminated from the Fund in March.

In the consumer discretionary sector, the negative impact of overweights in Gildan Activewear (0.9% of the Fund), Genuine Parts (1.4% of the Fund) and Burger King (sold in June) more than offset the positive impact of overweights in O’Reilly Automotive (1.3% of the Fund) and New Oriental Education & Technology Group (1.1% of the Fund).

The key detractors from relative performance in the industrials sector were overweights in Kansas City Southern (0.4% of the Fund), General Cable Corp., which was sold in January, and McDermott International, which was eliminated from the Fund in September 2008. In the health care sector, the Fund’s relative performance was held back by overweights in BioMarin Pharmaceutical (1.2% of the Fund), Cepheid and Psychiatric Solutions, both of which were sold in April.

In the consumer staples sector, although Central European Distribution (1.1% of the Fund) rebounded strongly during April through June 2009 with a return of 147%, it subtracted one percentage point from the Fund’s relative performance in the consumer staples sector over the course of the entire twelve-month period ended June 30, 2009.

Partially offsetting the Fund’s relative weakness in the information technology, consumer discretionary, industrials, health care and consumer staples sectors were the Fund’s strong relative returns in the energy, materials and financials sectors. The energy sector benefited from the lack of positions in Arch Coal and Forest Oil. Both stocks were represented in the S&P MidCap 400® Index and had returns of close to -80% for the year ended June 30, 2009. The Fund’s relative performance in the materials sector was boosted by the lack of a position in Cliffs Natural Resources. Overweights in Annaly Capital Management (2.1% of the Fund), TD Ameritrade (2.1% of the Fund) and

iii

HDFC Bank (0.8% of the Fund) were largely responsible for the Fund’s relative strength in the financials sector.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market. The S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-capitalization sector of the U.S. stock market. The Russell Midcap® Growth Index is a capitalization-weighted index that measures the performance of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index includes approximately 800 of the smallest Russell 1000® Index companies (approximately 1,000 of the largest U.S. publicly traded companies). You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of mid-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Mid-Cap Core Growth Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09(1)
						Lipper
				S&P	Russell	Mid-Cap
				MidCap	MidCap®	Growth
Class and	With		Without	400®	Growth	Funds
Inception Date	Load		Load	Index*	Index*	Median**

CLASS Y 6/24/98	N/A		$19,804	$15,704	$10,022	$10,756

CLASS A 7/3/00	$12,557	(3)	13,287	13,425	6,745	7,095

CLASS B 7/5/00	N/A		12,554	13,425	6,745	7,095

CLASS C 7/14/00(2)	11,636	(3)	11,755	13,425	6,745	7,095

CLASS K 12/17/02	N/A		15,001	14,655	14,786	13,100

CLASS R 7/29/04	N/A		10,584	10,684	10,472	9,947

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

(2)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(3)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

*	The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market. The Russell Midcap® Growth Index is a capitalization-weighted index that measures the performance of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index includes approximately 800 of the smallest Russell 1000® Index companies (approximately 1,000 of the largest U.S. publicly traded companies). Index since inception comparative returns for Class Y, A, B, C, K and R Shares of the Fund are as of 7/1/99, 7/1/00, 7/1/00, 7/1/00, 1/1/03 and 8/1/04, respectively.

**	The Lipper Mid-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class Y, A, B, C, K and R Shares of the Fund are as of 7/1/99, 7/1/00, 7/1/00, 7/1/00, 1/1/03 and 8/1/04, respectively.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five		Ten			Since
	One		Year	Five		Years	Ten	Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years	w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load	load	w/load		load

CLASS Y 6/24/98	N/A		(32.26)%	N/A		0.50%	N/A	7.07%	N/A		7.20%

CLASS A 7/3/00	(36.15)%	(2)	(32.43)%	(0.88)%	(2)	0.25%	N/A	N/A	2.56%	(2)	3.21%

CLASS B 7/5/00	(36.29)%	(3)	(32.94)%	(0.89)%	(3)	(0.49)%	N/A	N/A	N/A		2.56%

CLASS C 7/14/00(1)	(33.63)%	(3)	(32.96)%	N/A		(0.50)%	N/A	N/A	1.70%	(2)	1.82%

CLASS K 12/17/02	N/A		(32.44)%	N/A		0.25%	N/A	N/A	N/A		6.40%

CLASS R 7/29/04	N/A		(32.62)%	N/A		N/A	N/A	N/A	N/A		1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/08 were 1.08%, 1.32%, 2.07%, 2.07%, 1.32% and 1.57%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1998-2001 calendar years and the Fund’s Class A, B and C Shares during the 2000-2001 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other Funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$1,079.93	$5.83	1.13%
Class A	$1,000.00	$1,078.38	$7.11	1.38%
Class B	$1,000.00	$1,074.26	$10.95	2.13%
Class C	$1,000.00	$1,074.12	$10.95	2.13%
Class K	$1,000.00	$1,078.43	$7.11	1.38%
Class R	$1,000.00	$1,076.56	$8.39	1.63%

Hypothetical
Class Y	$1,000.00	$1,019.19	$5.66	1.13%
Class A	$1,000.00	$1,017.95	$6.90	1.38%
Class B	$1,000.00	$1,014.23	$10.64	2.13%
Class C	$1,000.00	$1,014.23	$10.64	2.13%
Class K	$1,000.00	$1,017.95	$6.90	1.38%
Class R	$1,000.00	$1,016.71	$8.15	1.63%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a)

COMMON STOCKS — 96.6%
Consumer Discretionary — 14.7%
Distributors — 3.4%
1,426,600	Genuine Parts Co	$47,876,696
4,130,700	LKQ Corp †	67,950,015

		115,826,711

Diversified Consumer Services — 1.1%
526,450	New Oriental Education & Technology Group, ADR †	35,461,672

Hotels, Restaurants & Leisure — 1.5%
909,800	Penn National Gaming Inc †	26,484,278
737,600	Yum! Brands Inc	24,591,584

		51,075,862

Household Durables — 1.4%
495,150	Snap-On Inc	14,230,611
1,330,675	Tupperware Brands Corp	34,624,163

		48,854,774

Media — 2.0%
1,014,637	Discovery Communications Inc, Class A †	22,880,064
1,042,637	Discovery Communications Inc, Class C †	21,405,338
573,000	Morningstar Inc †	23,624,790

		67,910,192

Specialty Retail — 3.9%
1,188,975	Aaron’s Inc	35,455,235
1,093,045	GameStop Corp, Class A †	24,057,920
1,017,000	Guess? Inc	26,218,260
1,187,200	O’Reilly Automotive Inc †	45,208,576

		130,939,991

Textiles, Apparel & Luxury Goods — 1.4%
2,074,725	Gildan Activewear Inc †	30,705,930
283,500	VF Corp	15,691,725

		46,397,655

Total Consumer Discretionary		496,466,857

Consumer Staples — 4.4%
Beverages — 1.1%
1,337,500	Central European Distribution Corp †	35,537,375

See Notes to Financial Statements.

1

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food Products — 2.2%
1,743,400	Flowers Foods Inc	$38,075,856
773,800	JM Smucker Co/The	37,653,108

		75,728,964

Household Products — 1.1%
681,675	Church & Dwight Co Inc	37,021,769

Total Consumer Staples		148,288,108

Energy — 6.6%
Energy Equipment & Services — 2.2%
582,425	Core Laboratories NV	50,758,339
84,491	Oceaneering International Inc †	3,818,993
879,405	Oil States International Inc †	21,290,395

		75,867,727

Oil, Gas & Consumable Fuels — 4.4%
1,017,625	Arena Resources Inc †	32,411,356
1,534,100	Atlas America Inc	27,414,367
2,929,900	Denbury Resources Inc †	43,157,427
1,136,885	Southwestern Energy Co †	44,167,983

		147,151,133

Total Energy		223,018,860

Financials — 16.0%
Capital Markets — 4.0%
164,810	BlackRock Inc	28,910,970
1,404,750	Eaton Vance Corp	37,577,063
3,948,025	TD Ameritrade Holding Corp †	69,248,358

		135,736,391

Commercial Banks — 1.5%
245,750	HDFC Bank Ltd, ADR	25,344,197
916,875	Signature Bank/New York NY †	24,865,650

		50,209,847

Insurance — 4.8%
675,400	AON Corp	25,577,398
1,971,700	Axis Capital Holdings Ltd	51,619,106

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Insurance (Continued)
2,056,400	Lincoln National Corp	$35,390,644
1,088,700	ProAssurance Corp †	50,308,827

		162,895,975

Real Estate Investment Trusts (REITs) — 5.2%
4,688,400	Annaly Capital Management Inc	70,982,376
1,026,900	Corporate Office Properties Trust SBI MD	30,118,977
1,283,025	Digital Realty Trust Inc	45,996,446
464,450	Essex Property Trust Inc	28,902,724

		176,000,523

Thrifts & Mortgage Finance — 0.5%
1,078,400	People’s United Financial Inc	16,219,136

Total Financials		541,061,872

Health Care — 11.1%
Biotechnology — 1.2%
2,648,825	BioMarin Pharmaceutical Inc †	41,348,158

Health Care Equipment & Supplies — 5.6%
801,350	Haemonetics Corp †	45,676,950
1,187,633	Hologic Inc †	16,900,018
86,300	Intuitive Surgical Inc †	14,123,858
832,500	Masimo Corp †	20,071,575
1,167,600	ResMed Inc †	47,556,348
1,328,625	West Pharmaceutical Services Inc	46,302,581

		190,631,330

Health Care Providers & Services — 3.9%
838,950	DaVita Inc †	41,494,467
688,500	Express Scripts Inc †	47,334,375
613,215	Laboratory Corp of America Holdings †	41,569,845

		130,398,687

Life Sciences Tools & Services — 0.4%
183,875	Techne Corp	11,733,064

Total Health Care		374,111,239

Industrials — 14.6%
Aerospace & Defense — 1.3%
620,680	L-3 Communications Holdings Inc	43,062,778

See Notes to Financial Statements.

3

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Commercial Services & Supplies — 4.3%
2,293,525	Corrections Corp of America †	$38,966,990
2,398,300	Ritchie Bros Auctioneers Inc	56,240,135
985,225	Stericycle Inc †	50,768,644

		145,975,769

Construction & Engineering — 1.3%
894,925	URS Corp †	44,316,686

Electrical Equipment — 1.0%
1,236,810	American Superconductor Corp †	32,466,263

Machinery — 4.8%
486,300	AGCO Corp †	14,136,741
411,700	Eaton Corp	18,365,937
625,500	Flowserve Corp	43,666,155
689,489	Kaydon Corp	22,449,762
796,225	Lincoln Electric Holdings Inc	28,695,949
486,750	Valmont Industries Inc	35,084,940

		162,399,484

Professional Services — 1.6%
1,107,450	IHS Inc, Class A †	55,228,531

Road & Rail — 0.3%
737,425	Kansas City Southern †	11,879,917

Total Industrials		495,329,428

Information Technology — 15.7%
Electronic Equipment & Instruments — 1.0%
631,031	Itron Inc †	34,750,877

Information Technology Services — 3.2%
2,399,760	Cognizant Technology Solutions Corp, Class A †	64,073,592
990,575	Fiserv Inc †	45,269,278

		109,342,870

Internet Software & Services — 0.6%
999,600	Akamai Technologies Inc †	19,172,328

Semiconductors & Semiconductor Equipment — 2.7%
1,724,650	Cree Inc †	50,687,464
1,794,400	Microchip Technology Inc	40,463,720

		91,151,184

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Software — 8.2%
1,629,975	Check Point Software Technologies †	$38,255,513
831,700	Factset Research Systems Inc	41,476,879
1,744,675	McAfee Inc †	73,607,838
1,451,200	Micros Systems Inc †	36,744,384
1,779,975	Solera Holdings Inc †	45,211,365
1,305,850	Sybase Inc †	40,925,339

		276,221,318

Total Information Technology		530,638,577

Materials — 4.7%
Chemicals — 4.0%
1,778,225	Airgas Inc	72,071,459
1,296,445	FMC Corp	61,321,849

		133,393,308

Metals & Mining — 0.7%
454,025	Compass Minerals International Inc	24,930,513

Total Materials		158,323,821

Telecommunication Services — 2.0%
Wireless Telecommunication Services — 2.0%
1,459,950	American Tower Corp, Class A †	46,032,223
1,088,750	NII Holdings Inc †	20,762,463

Total Telecommunication Services		66,794,686

Utilities — 6.8%
Electric Utilities — 3.8%
927,900	ITC Holdings Corp	42,089,544
2,266,200	Northeast Utilities	50,558,922
1,850,475	Portland General Electric Co	36,047,253

		128,695,719

Gas Utilities — 1.6%
1,494,040	EQT Corp	52,156,936

Multi-Utilities — 1.4%
2,140,825	NorthWestern Corp (b)	48,725,177

Total Utilities		229,577,832

TOTAL COMMON STOCKS
(Cost $3,491,303,619)		3,263,611,280

See Notes to Financial Statements.

5

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

INVESTMENT COMPANY SECURITIES — 3.7%
867,660	Midcap SPDR Trust Series 1	$91,373,274
32,218,910	State Street Institutional Liquid Reserves Fund	32,218,910

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $102,453,272)		123,592,184

TOTAL INVESTMENTS
(Cost $3,593,756,891)	100.3%	3,387,203,464
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(9,708,581)

NET ASSETS	100.0%	$3,377,494,883

†	Non-income producing security.

(a)	As of June 30, 2009, the values of the securities of the Fund were determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(b)	Affiliated company security (See Notes to Financial Statements, Notes 3 and 6).

ABBREVIATION:
ADR	— American Depositary Receipt

At June 30, 2009, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	$% of
	Net Assets	Value

COMMON STOCKS:
United States	88.1%	$2,975,226,387
Canada	2.6	86,946,065
Bermuda	1.5	51,619,106
Netherlands	1.5	50,758,339
Israel	1.1	38,255,513
China	1.0	35,461,672
India	0.8	25,344,198

TOTAL COMMON STOCKS	96.6	3,263,611,280
INVESTMENT COMPANY SECURITIES	3.7	123,592,184

TOTAL INVESTMENTS	100.3	3,387,203,464
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(9,708,581)

NET ASSETS	100.0%	$3,377,494,883

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Mid-Cap Core Growth Fund

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $3,540,789,086)	$3,338,478,287
Securities of affiliated company (cost — $52,967,805)	48,725,177

Total Investments	3,387,203,464
Dividends receivable	7,160,708
Receivable for Fund shares sold	13,735,824
Prepaid expenses and other assets	161,522

Total Assets	3,408,261,518

LIABILITIES:
Payable for Fund shares redeemed	14,281,545
Payable for investment securities purchased	13,674,334
Transfer agency/record keeping fees payable	1,502,184
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	524,962
Administration fees payable	190,587
Trustees’ fees and expenses payable	108,286
Investment advisory fees payable	69,709
Custody fees payable	54,082
Shareholder servicing fees payable — Class K Shares	7,222
Accrued expenses and other payables	353,724

Total Liabilities	30,766,635

NET ASSETS	$3,377,494,883

Investments, at cost	$3,593,756,891

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$9,229,212
Accumulated net realized loss on investments sold	(1,040,971,651)
Net unrealized depreciation of investments	(206,553,427)
Paid-in capital	4,615,790,749

$3,377,494,883

NET ASSETS:
Class A Shares	$1,367,350,281

Class B Shares	$29,613,623

Class C Shares	$230,908,694

Class K Shares	$34,105,429

Class R Shares	$59,484,609

Class Y Shares	$1,656,032,247

SHARES OUTSTANDING:
Class A Shares	75,314,784

Class B Shares	1,735,268

Class C Shares	13,502,704

Class K Shares	1,879,522

Class R Shares	3,304,938

Class Y Shares	89,483,282

CLASS A SHARES:
Net asset value and redemption price per share	$18.16

Maximum sales charge	5.50%
Maximum offering price per share	$19.22

CLASS B SHARES:
Net asset value and offering price per share*	$17.07

CLASS C SHARES:
Net asset value and offering price per share*	$17.10

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$18.15

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$18.00

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$18.51

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Mid-Cap Core Growth Fund

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Interest	$8,631
Dividends on securities of unaffiliated companies(a)	49,106,105
Dividends on securities of affiliated company	2,764,734
Securities lending, net of borrower rebates	3,122,569

Total Investment Income	55,002,039

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	3,766,267
Class B Shares	357,257
Class C Shares	2,852,091
Class R Shares	289,370
Shareholder servicing fees:
Class K Shares	113,825
Investment advisory fees	26,061,701
Transfer agency/record keeping fees	8,107,446
Administration fees	2,369,192
Custody fees	572,478
Registration and filing fees	249,537
Legal and audit fees	103,473
Trustees’ fees and expenses	36,850
Other	861,975

Total Expenses	45,741,462

NET INVESTMENT INCOME	9,260,577

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions of unaffiliated companies	(837,850,904)
Security transactions of affiliated companies	(1,615,028)
Foreign currency-related transactions	3,042
Net change in unrealized appreciation/(depreciation) of securities	(797,472,455)

Net realized and unrealized loss on investments	(1,636,935,345)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,627,674,768)

(a)	Net of foreign withholding taxes of $358,688.

See Notes to Financial Statements.

10

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Net investment income/(loss)	$9,260,577	$(16,469,789)
Net realized loss from security transactions and foreign currency-related transactions	(839,462,890)	(98,959,768)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(797,472,455)	(260,206,435)

Net decrease in net assets resulting from operations	(1,627,674,768)	(375,635,992)
Distributions to shareholders from net realized gains:
Class A Shares	(2,055,568)	(32,940,701)
Class B Shares	(52,043)	(1,039,335)
Class C Shares	(412,119)	(7,864,333)
Class K Shares	(57,125)	(1,379,057)
Class R Shares	(81,703)	(881,793)
Class Y Shares	(2,143,657)	(25,967,057)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(159,914,658)	613,413,419
Class B Shares	(8,572,147)	(4,773,738)
Class C Shares	(78,874,059)	60,157,436
Class K Shares	(17,291,945)	(15,487,808)
Class R Shares	7,160,791	42,441,222
Class Y Shares	257,546,742	852,411,383
Short-term trading fees	118,914	432,167

Net increase/(decrease) in net assets	(1,632,303,345)	1,102,885,813
NET ASSETS:
Beginning of year	5,009,798,228	3,906,912,415

End of year	$3,377,494,883	$5,009,798,228

Undistributed net investment income/(Accumulated net investment loss)	$9,229,212	$(34,163)

See Notes to Financial Statements.

11

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Amount
Class A Shares:
Sold*	$552,709,844	$1,187,684,167
Issued as reinvestment of distributions	1,694,206	26,885,103
Proceeds received in merger	3,718,579	—
Redeemed	(718,037,287)	(601,155,851)

Net increase/(decrease)	$(159,914,658)	$613,413,419

Class B Shares:
Sold	$1,074,462	$5,275,892
Issued as reinvestment of distributions	39,300	755,542
Proceeds received in merger	728,228	—
Redeemed*	(10,414,137)	(10,805,172)

Net decrease	$(8,572,147)	$(4,773,738)

Class C Shares:
Sold	$28,630,508	$131,507,936
Issued as reinvestment of distributions	265,803	4,763,756
Proceeds received in merger	1,745,499	—
Redeemed	(109,515,869)	(76,114,256)

Net increase/(decrease)	$(78,874,059)	$60,157,436

Class K Shares:
Sold	$4,291,058	$9,301,558
Issued as reinvestment of distributions	9,009	167,461
Proceeds received in merger	20,545	—
Redeemed	(21,612,557)	(24,956,827)

Net decrease	$(17,291,945)	$(15,487,808)

Class R Shares:
Sold	$26,739,138	$60,102,581
Issued as reinvestment of distributions	73,953	800,879
Proceeds received in merger	209,421	—
Redeemed	(19,861,721)	(18,462,238)

Net increase	$7,160,791	$42,441,222

Class Y Shares:
Sold	$797,975,898	$1,175,458,987
Issued as reinvestment of distributions	1,695,349	22,395,108
Proceeds received in merger	6,136,854	—
Redeemed	(548,261,359)	(302,752,775)
In-kind redemption	—	(42,689,937)

Net increase	$257,546,742	$852,411,383

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Shares
Class A Shares:
Sold*	29,596,016	41,303,105
Issued as reinvestment of distributions	105,892	894,682
Issued in exchange for proceeds received in merger	235,168	—
Redeemed	(39,363,205)	(21,156,119)

Net increase/(decrease)	(9,426,129)	21,041,668

Class B Shares:
Sold	59,944	191,324
Issued as reinvestment of distributions	2,603	26,436
Issued in exchange for proceeds received in merger	48,901	—
Redeemed*	(620,598)	(399,564)

Net decrease	(509,150)	(181,804)

Class C Shares:
Sold	1,565,643	4,762,794
Issued as reinvestment of distributions	17,568	166,390
Issued in exchange for proceeds received in merger	116,983	—
Redeemed	(6,390,976)	(2,818,017)

Net increase/(decrease)	(4,690,782)	2,111,167

Class K Shares:
Sold	219,742	327,566
Issued as reinvestment of distributions	563	5,575
Issued in exchange for proceeds received in merger	1,300	—
Redeemed	(1,261,993)	(865,793)

Net decrease	(1,040,388)	(532,652)

Class R Shares:
Sold	1,442,240	2,095,840
Issued as reinvestment of distributions	4,654	26,776
Issued in exchange for proceeds received in merger	13,346	—
Redeemed	(1,076,901)	(650,076)

Net increase	383,339	1,472,540

Class Y Shares:
Sold	42,962,979	40,410,435
Issued as reinvestment of distributions	104,073	733,785
Issued in exchange for proceeds received in merger	380,894	—
Redeemed	(28,841,843)	(10,361,790)
In-kind redemption	—	(1,699,943)

Net increase	14,606,103	29,082,487

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$26.92	$29.43	$23.95	$21.47	$18.35

Income/(loss) from investment operations:
Net investment income/(loss)	0.04	(0.10)	(0.13)	0.21	(0.08)
Net realized and unrealized gain/(loss) on investments	(8.77)	(1.97)	5.65	2.38	3.20

Total from investment operations	(8.73)	(2.07)	5.52	2.59	3.12

Less distributions:
Dividends from net investment income	—	—	(0.04)	(0.11)	—
Distributions from net realized gains	(0.03)	(0.44)	—	—	—

Total distributions	(0.03)	(0.44)	(0.04)	(0.11)	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$18.16	$26.92	$29.43	$23.95	$21.47

Total return(d)	(32.43)%	(7.18)%	23.10%	12.10%	17.00%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,367,350	$2,281,311	$1,874,868	$1,063,027	$197,523
Ratio of operating expenses to average net assets	1.35%	1.31%	1.32%	1.29%	1.37%
Ratio of net investment income/(loss) to average net assets	0.21%	(0.37)%	(0.50)%	0.88%	(0.41)%
Portfolio turnover rate	65%	56%	46%	60%	45%
Ratio of operating expenses to average net assets without expense reimbursements	1.35%	1.31%	1.32%	1.29%	1.37%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on July 3, 2000 and July 5, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

B Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

$25.50	$28.11	$23.01	$20.68	$17.80

(0.10)	(0.31)	(0.31)	0.05	(0.21)

(8.30)	(1.86)	5.41	2.28	3.09

(8.40)	(2.17)	5.10	2.33	2.88

—	—	—	—	—
(0.03)	(0.44)	—	—	—

(0.03)	(0.44)	—	—	—

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$17.07	$25.50	$28.11	$23.01	$20.68

(32.94)%	(7.88)%	22.16%	11.32%	16.12%

$29,614	$57,234	$68,204	$52,218	$23,974

2.10%	2.06%	2.06%	2.04%	2.12%

(0.55)%	(1.15)%	(1.25)%	0.20%	(1.12)%
65%	56%	46%	60%	45%

2.10%	2.06%	2.06%	2.04%	2.12%

See Notes to Financial Statements.

15

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$25.55	$28.17	$23.06	$20.72	$17.84

Income/(loss) from investment operations:
Net investment income/(loss)	(0.10)	(0.31)	(0.31)	0.03	(0.22)
Net realized and unrealized gain/(loss) on investments	(8.32)	(1.87)	5.42	2.31	3.10

Total from investment operations	(8.42)	(2.18)	5.11	2.34	2.88

Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(0.03)	(0.44)	—	—	—

Total distributions	(0.03)	(0.44)	—	—	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$17.10	$25.55	$28.17	$23.06	$20.72

Total return(d)	(32.96)%	(7.90)%	22.16%	11.29%	16.14%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$230,909	$464,870	$452,983	$266,190	$57,628
Ratio of operating expenses to average net assets	2.10%	2.06%	2.06%	2.04%	2.12%
Ratio of net investment income/(loss) to average net assets	(0.55)%	(1.13)%	1.25%	0.14%	(1.15)%
Portfolio turnover rate	65%	56%	46%	60%	45%
Ratio of operating expenses to average net assets without expense reimbursements	2.10%	2.06%	2.06%	2.04%	2.12%

(a)	Class C Shares (known as Class II Shares prior to October 31, 2003) and Class K Shares of the Fund commenced operations on July 14, 2000 and December 17, 2002, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

K Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

$26.91	$29.42	$23.94	$21.46	$18.34

0.03	(0.12)	(0.13)	0.22	(0.07)

(8.76)	(1.95)	5.65	2.37	3.19

(8.73)	(2.07)	5.52	2.59	3.12

—	—	(0.04)	(0.11)	—

(0.03)	(0.44)	—	—	—

(0.03)	(0.44)	(0.04)	(0.11)	—

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$18.15	$26.91	$29.42	$23.94	$21.46

(32.44)%	(7.18)%	23.11%	12.11%	17.01%

$34,105	$78,566	$101,567	$111,988	$87,649

1.35%	1.31%	1.31%	1.28%	1.37%

0.17%	(0.40)%	(0.50)%	0.97%	(0.38)%
65%	56%	46%	60%	45%

1.35%	1.31%	1.31%	1.28%	1.37%

See Notes to Financial Statements.

17

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	6/30/09(b)		6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$26.76		$29.33	$23.89	$21.41	$17.33

Income/(loss) from investment operations:
Net investment income/(loss)	0.00	(c)	(0.16)	(0.20)	0.11	(0.12)
Net realized and unrealized gain/(loss) on investments	(8.73)		(1.97)	5.64	2.43	4.20

Total from investment operations	(8.73)		(2.13)	5.44	2.54	4.08

Less distributions:
Dividends from net investment income	—		—	—	(0.06)	—
Distributions from net realized gains	(0.03)		(0.44)	—	—	—

Total distributions	(0.03)		(0.44)	—	(0.06)	—

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Net asset value, end of period	$18.00		$26.76	$29.33	$23.89	$21.41

Total return(d)	(32.62)%		(7.41)%	22.77%	11.86%	23.54%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$59,485		$78,174	$42,501	$9,357	$1,019
Ratio of operating expenses to average net assets	1.60%		1.56%	1.57%	1.55%	1.62	%(e)
Ratio of net investment income/(loss) to average net assets	0.00	%(f)	(0.57)%	(0.75)%	0.45%	(0.63	)%(e)
Portfolio turnover rate	65%		56%	46%	60%	45%
Ratio of operating expenses to average net assets without expense reimbursements	1.60%		1.56%	1.57%	1.55%	1.62	%(e)

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on July 29, 2004 and June 24, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

(f)	Amount represents less than 0.005%.

See Notes to Financial Statements.

18

Y Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

$27.37	$29.85	$24.27	$21.75	$18.55

0.10	(0.03)	(0.06)	0.25	(0.03)

(8.93)	(2.01)	5.73	2.44	3.23

(8.83)	(2.04)	5.67	2.69	3.20

—	—	(0.09)	(0.17)	—
(0.03)	(0.44)	—	—	—

(0.03)	(0.44)	(0.09)	(0.17)	—

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$18.51	$27.37	$29.85	$24.27	$21.75

(32.26)%	(6.98)%	23.43%	12.41%	17.25%

$1,656,032	$2,049,643	$1,366,790	$617,320	$124,264

1.11%	1.07%	1.07%	1.05%	1.12%

0.50%	(0.09)%	(0.25)%	1.04%	(0.13)%
65%	56%	46%	60%	45%

1.11%	1.07%	1.07%	1.05%	1.12%

See Notes to Financial Statements.

19

[This Page Intentionally Left Blank]

20

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Mid-Cap Core Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On March 27, 2009, the Mid-Cap Core Growth Fund acquired all of the assets and assumed all of the liabilities of the Munder Small-Mid Cap Fund (“Small-Mid Cap Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the Small-Mid Cap Fund. The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on February 10, 2009.

Number of shares outstanding of the Small-Mid Cap Fund prior to merger:
Class A	602,985
Class B	121,497
Class C	291,189
Class K	3,333
Class R	34,299
Class Y	986,370

21

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

Number of shares of the Mid-Cap Core Growth Fund issued for shares of the Small-Mid Cap Fund:
Class A	235,168
Class B	48,901
Class C	116,983
Class K	1,300
Class R	13,346
Class Y	380,894
Unrealized depreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Small-Mid Cap Fund	$(3,547,969)

There were no undistributed income or gain amounts unpaid prior to the merger of the Small-Mid Cap Fund.

	Prior to Merger	After Merger

Net assets of Small-Mid Cap Fund
Class A	$3,718,579	$—
Class B	728,228	—
Class C	1,745,499	—
Class K	20,545	—
Class R	209,421	—
Class Y	6,136,854	—
Net assets of the Mid-Cap Core Growth Fund
Class A	$1,200,357,592	$1,204,076,171
Class B	26,930,577	27,658,805
Class C	211,991,270	213,736,769
Class K	31,484,038	31,504,583
Class R	50,600,169	50,809,590
Class Y	1,352,789,886	1,358,926,740

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

22

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$3,387,203,464
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$3,387,203,464

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or

24

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited. As of June 30, 2009, the Fund did not have any portfolio securities on loan.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the period through October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are

25

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2009.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. During the year ended June 30, 2009, the Fund did not engage in derivative transactions.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial

26

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

statements were issued, and determined that no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $6 billion of its average daily net assets; 0.70% on the next $2 billion; and 0.65% on net assets exceeding $8 billion. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $2,369,192 before payment of sub-administration fees and $1,590,211 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.0682% for administrative services.

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated companies in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $45,913 in advisory fees before waivers and expense reimbursements ($3,226 after waivers and expense reimbursements) and $19,924 in administration fees.

27

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

28

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $2,317,519,307 and $2,327,330,764, respectively, for the year ended June 30, 2009.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $267,621,156, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $590,967,484 and net depreciation for Federal income tax purposes was $323,346,328. At June 30, 2009, aggregate cost for Federal income tax purposes was $3,710,549,792.

6.	Affiliated Company Securities

The term “affiliated company” includes any company in which the Fund has the power to vote at least 5% of the company’s outstanding voting securities and any company that is under common control with the Fund. At, or during the year ended June 30, 2009, the Fund held the following securities of companies that could be deemed to be affiliated companies:

	Value at	Purchased		Sold		Value at	Dividend	Realized
Affiliated Company	6/30/08	Cost	Shares	Proceeds	Shares	6/30/09	Income	Gain/(Loss)

Institutional Money Market Fund	$35,517,861	$744,189,833	744,189,833	$779,707,694	779,707,694	$—	$299,045	$—
NorthWestern Corporation*	22,550,082	33,015,369	1,436,525	3,661,509	182,800	48,725,177	2,465,689	(1,615,028)

*	Not affiliated at June 30, 2008.

7.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the federal

29

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2009 (continued)

funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $47,600.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from foreign currency gains and losses, distribution redesignations and security basis and capital loss adjustments related to the merger with Munder Small-Mid Cap Fund were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net	Paid-In
Investment Income	Realized Loss	Capital

$2,798	$(1,459,230)	$1,456,432

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2009 and June 30, 2008 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

June 30, 2009	$244	$4,801,971	$4,802,215
June 30, 2008	—	70,072,276	70,072,276

30

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2009 (continued)

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post October	Capital Loss	Unused Merger	Unrealized
Ordinary Income	Loss	Carryover	Built in Losses	Depreciation	Total

$9,272,868	$(633,168,763)	$(292,937,569)	$1,927,581	$(323,346,328)	$(1,238,252,211)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2009, the Fund had available for Federal Income tax purposes $292,937,569 of unused capital losses of which $4,826,472 and $288,111,097 expire in 2016 and 2017, respectively. In addition, $6,267,400 of the losses expiring in 2016 and 2017 may be further limited as these amounts were acquired in the reorganization of the Small-Mid Cap Fund that occurred on March 27, 2009.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year.

The Fund has elected to defer net capital losses arising between November 1, 2008 and June 30, 2009 of $633,168,763.

10.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2009, the Fund designated approximately $52,229,527 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2009, the amount of long-term capital gain distributions designated by the Fund was $4,801,971.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

31

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2009 (continued)

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that

32

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2009 (continued)

term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

33

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2009 (continued)

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the three-, five- and ten-year and since inception periods, but trailed the performance of its benchmark for the one-year period, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three-, five- and ten-year periods, and (3) the Fund had favorable Lipper rankings and Morningstar ratings. The Board also considered information

34

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2009 (continued)

provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to the Fund, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also

35

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2009 (continued)

considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives and strategies as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2009.

36

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

37

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

38

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

39

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

40

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Mid-Cap Core Growth Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Mid-Cap Core Growth Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Mid-Cap Core Growth Fund of Munder Series Trust at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

42

[This Page Intentionally Left Blank]

43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNMCCG609

ANNUAL REPORT
June 30, 2009

Munder Small-Cap
Value Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

Our criteria for buying and selling equity securities do not change in uncertain times. Throughout the past year, we have remained committed to our fundamental approach to stock selection, always paying careful attention to investment fundamentals, such as financial strength, earnings prospects and valuation. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through these uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Further, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, a substantial portion of the Fund’s assets is invested in real estate-related securities, which are subject to special risks related to property tax rates, property values and borrower defaults. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2009, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Robert Crosby, Julie Hollinshead and John Richardson

Small-cap value stocks were not immune from the negative and volatile stock market environment that characterized the Fund’s fiscal year ended June 30, 2009. The Fund’s Russell 2000® Value Index benchmark posted a -25.24% return for that one-year period, which was only slightly ahead of the -26.21% return for the S&P 500® Index, a well-known benchmark for the broader stock market.

The Fund’s return of -32.19% lagged its Russell 2000® Value benchmark for the year ended June 30, 2009 and underperformed the -25.28% median return for the Lipper universe of small-cap value funds and the -25.35% median return for the Lipper universe of small-cap core funds. (Lipper includes the Fund in the small-cap core universe.) Relative performance suffered primarily due to weakness during the July through December 2008 time period. During the first six months of 2009, however, the Fund significantly outperformed its benchmark, although not by enough to erase the performance deficit for the entire twelve-month period ended June 30, 2009.

The lagging performance of the Fund for the year ended June 30, 2009 was due primarily to the Fund’s relative weakness in the financials, information technology and materials sectors. An overweight of the energy sector also held back the Fund’s relative returns. These negative factors were only partially offset by the Fund’s relative strength from its consumer discretionary and utilities holdings.

The three primary detractors from the Fund’s relative performance in the financials sector were overweighted positions in KKR Financial Holdings, which was eliminated from the Fund in December, and Gramercy Capital and JER Investors Trust, which were eliminated from the Fund in March. The negative impact of these stocks was greater than the positive impact of other holdings in the sector, including Capstead Mortgage (1.9% of the Fund), Hatteras Financial (2.1% of the Fund) and Bank of the Ozarks (1.3% of the Fund).

In the information technology sector, overweights in Diodes (0.8% of the Fund), Comtech Telecommunications (1.8% of the Fund) and Silicon Motion Technology, which was sold in October, were largely responsible for lagging performance. The weakness of these holdings more than offset the positive impact of overweights in Digital River (1.6% of the Fund) and NeuStar (1.5% of the Fund).

Century Aluminum, Flotek Industries and AM Castle, all of which were overweighted in the Fund, held back the Fund’s relative performance in the materials sector. These stocks were sold in December, January and April, respectively.

In contrast to these negative factors, the Fund’s overweighted positions in Spartan Motors (2.2% of the Fund), Tempur-Pedic International (1.4% of the Fund), Bally Technologies (2.4% of the Fund) and Penn National Gaming (0.9% of the Fund) all made significant contributions to the Fund’s relative performance in the consumer discretionary sector. Overweights in South Jersey Industries (1.5% of the Fund) and New Jersey Resources (1.4% of the Fund) were responsible for the Fund’s relative strength in the utilities sector.

iii

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 2000® Value Index is a capitalization-weighted index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the U. S. equity market. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of small-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. The Lipper small-cap value funds universe data is being provided as supplemental information and the Fund is not a part of that universe. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Small-Cap Value Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09(1)
				Russell	Lipper	Lipper
				2000®	Small-Cap	Small-Cap
Class and	With		Without	Value	Core Funds	Value Funds
Inception Date	Load		Load	Index*	Median**	Median**

CLASS Y 12/26/96	N/A		$14,378	$16,289	$14,717	$16,309

CLASS A 1/10/97	$13,265	#	14,034	16,289	14,717	16,309

CLASS B 2/11/97	N/A		13,203	16,289	14,717	16,309

CLASS C 1/13/97	N/A		13,007	16,289	14,717	16,309

CLASS K 12/31/96	N/A		14,030	16,289	14,717	16,309

CLASS R 7/29/04	N/A		7,378	9,343	9,408	9,347

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 2000® Value Index is a capitalization-weighted index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the U.S. equity market. Index comparative returns are as of 7/1/99 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

**	The Lipper Small-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Inc. under the same investment objective as the Fund. The Lipper Small-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that have an investment objective that is similar to that of the Fund and is shown as supplemental information. Lipper comparative returns are as of 7/1/99 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/26/96	N/A		(32.19)%	N/A		(5.93)%	N/A		3.70%	N/A		5.95%

CLASS A 1/10/97	(36.10)%	#	(32.39)%	(7.23)%	#	(6.17)%	2.87%	#	3.45%	5.05%	#	5.53%

CLASS B 2/11/97	(36.05)%	†	(32.86)%	(7.16)%	†	(6.86)%	N/A		2.82%	N/A		4.63%

CLASS C 1/13/97	(33.51)%	†	(32.87)%	N/A		(6.86)%	N/A		2.66%	N/A		4.74%

CLASS K 12/31/96	N/A		(32.36)%	N/A		(6.17)%	N/A		3.44%	N/A		5.63%

CLASS R 7/29/04	N/A		(32.50)%	N/A		N/A	N/A		N/A	N/A		(5.99)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/08 were 1.08%, 1.34%, 2.09%, 2.09%, 1.34% and 1.59%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997 and 2000 calendar years. Munder Capital Management also made a voluntary capital contribution during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratios

Actual
Class Y	$1,000.00	$1,092.32	$7.37	1.42%
Class A	$1,000.00	$1,090.61	$8.66	1.67%
Class B	$1,000.00	$1,086.51	$12.52	2.42%
Class C	$1,000.00	$1,086.88	$12.52	2.42%
Class K	$1,000.00	$1,090.68	$8.61	1.66%
Class R	$1,000.00	$1,090.16	$9.90	1.91%

Hypothetical
Class Y	$1,000.00	$1,017.75	$7.10	1.42%
Class A	$1,000.00	$1,016.51	$8.35	1.67%
Class B	$1,000.00	$1,012.79	$12.08	2.42%
Class C	$1,000.00	$1,012.79	$12.08	2.42%
Class K	$1,000.00	$1,016.56	$8.30	1.66%
Class R	$1,000.00	$1,015.32	$9.54	1.91%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a)

COMMON STOCKS — 97.9%
Consumer Discretionary — 13.7%
Auto Components — 2.2%
349,909	Spartan Motors Inc	$3,964,469

Hotels, Restaurants & Leisure — 3.3%
146,120	Bally Technologies Inc †	4,371,910
56,870	Penn National Gaming Inc †	1,655,486

		6,027,396

Household Durables — 2.1%
195,070	Tempur-Pedic International Inc	2,549,565
45,300	Tupperware Brands Corp	1,178,706

		3,728,271

Internet & Catalog Retail — 0.7%
78,400	PetMed Express Inc †	1,178,352

Specialty Retail — 1.6%
49,500	Cato Corp/The, Class A	863,280
51,010	Hibbett Sports Inc †	918,180
70,810	Penske Auto Group Inc	1,178,279

		2,959,739

Textiles, Apparel & Luxury Goods — 3.8%
15,490	Deckers Outdoor Corp †	1,088,482
293,420	FGX International Holdings Ltd †	3,339,120
114,590	Wolverine World Wide Inc	2,527,855

		6,955,457

Total Consumer Discretionary		24,813,684

Consumer Staples — 2.6%
Food & Staples Retailing — 1.1%
44,930	Ruddick Corp	1,052,710
80,890	Spartan Stores Inc	1,003,845

		2,056,555

Food Products — 1.5%
19,300	Diamond Foods Inc	538,470
97,210	Flowers Foods Inc	2,123,066

		2,661,536

Total Consumer Staples		4,718,091

See Notes to Financial Statements.

1

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 5.2%
Energy Equipment & Services — 1.9%
27,310	Core Laboratories NV	$2,380,066
129,310	Pason Systems Inc	1,041,684

		3,421,750

Oil, Gas & Consumable Fuels — 3.3%
44,090	Arena Resources Inc †	1,404,267
116,827	Atlas America Inc	2,087,698
216,900	Mariner Energy Inc †	2,548,575

		6,040,540

Total Energy		9,462,290

Financials — 32.6%
Capital Markets — 1.4%
25,680	Affiliated Managers Group Inc †	1,494,319
133,800	Hercules Technology Growth Capital Inc	1,118,568

		2,612,887

Commercial Banks — 5.7%
31,400	Bank of Hawaii Corp	1,125,062
106,590	Bank of the Ozarks Inc	2,305,542
100,000	Columbia Banking System Inc	1,023,000
59,490	Glacier Bancorp Inc	878,667
22,500	Hancock Holding Co	731,025
18,500	Iberiabank Corp	729,085
51,400	Prosperity Bancshares Inc	1,533,262
158,933	Smithtown Bancorp Inc	2,032,753

		10,358,396

Consumer Finance — 3.3%
98,900	Cash America International Inc	2,313,271
336,817	Ezcorp Inc, Class A †	3,630,887

		5,944,158

Diversified Financial Services — 1.2%
54,500	Portfolio Recovery Associates Inc †	2,110,785

Insurance — 6.0%
73,600	Amerisafe Inc †	1,145,216
89,820	Aspen Insurance Holdings Ltd	2,006,579
54,830	Delphi Financial Group Inc, Class A	1,065,347

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Insurance (Continued)
533,340	Meadowbrook Insurance Group Inc	$3,482,710
129,660	Tower Group Inc	3,212,975

		10,912,827

Real Estate Investment Trusts (REITs) — 15.0%
27,800	Alexandria Real Estate Equities Inc	994,962
342,310	Ashford Hospitality Trust Inc	961,891
220,000	Associated Estates Realty Corp	1,311,200
337,680	BioMed Realty Trust Inc	3,454,467
277,620	Capstead Mortgage Corp	3,528,550
106,670	Corporate Office Properties Trust SBI MD	3,128,631
338,560	DuPont Fabros Technology Inc	3,189,235
136,380	Hatteras Financial Corp	3,899,104
99,850	LaSalle Hotel Properties	1,232,149
1,079,690	NorthStar Realty Finance Corp	3,055,523
177,400	Redwood Trust Inc	2,618,424

		27,374,136

Total Financials		59,313,189

Health Care — 4.3%
Health Care Equipment & Supplies — 2.5%
25,000	Haemonetics Corp †	1,425,000
46,500	Meridian Bioscience Inc	1,049,970
57,350	West Pharmaceutical Services Inc	1,998,648

		4,473,618

Health Care Technology — 0.6%
42,100	SXC Health Solutions Corp †	1,070,182

Life Sciences Tools & Services — 1.2%
34,440	Techne Corp	2,197,616

Total Health Care		7,741,416

Industrials — 16.4%
Aerospace & Defense — 1.5%
24,900	Aerovironment Inc †	768,414
13,400	American Science & Engineering Inc	926,208
31,000	Stanley Inc †	1,019,280

		2,713,902

See Notes to Financial Statements.

3

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Airlines — 0.5%
141,560	Republic Airways Holdings Inc †	$924,387

Commercial Services & Supplies — 2.1%
68,700	Corrections Corp of America †	1,167,213
163,500	Interface Inc, Class A	1,013,700
109,300	Team Inc †	1,712,731

		3,893,644

Construction & Engineering — 0.6%
53,000	Orion Marine Group Inc †	1,007,000

Electrical Equipment — 3.2%
35,720	AZZ Inc †	1,229,125
94,745	General Cable Corp †	3,560,517
36,200	Jinpan International Ltd	1,036,768

		5,826,410

Machinery — 4.4%
43,960	Actuant Corp, Class A	536,312
55,040	Kaydon Corp	1,792,103
45,890	Middleby Corp †	2,015,489
108,445	RBC Bearings Inc †	2,217,700
19,590	Valmont Industries Inc	1,412,047

		7,973,651

Marine — 0.7%
40,200	Kirby Corp †	1,277,958

Road & Rail — 1.6%
38,395	Landstar System Inc	1,378,764
47,870	Old Dominion Freight Line Inc †	1,606,996

		2,985,760

Trading Companies & Distributors — 1.8%
164,273	Rush Enterprises Inc, Class B †	1,627,946
128,200	Titan Machinery Inc †	1,626,858

		3,254,804

Total Industrials		29,857,516

Information Technology — 15.2%
Communications Equipment — 1.8%
102,680	Comtech Telecommunications Corp †	3,273,438

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Electronic Equipment & Instruments — 2.4%
57,980	Anixter International Inc †	$2,179,468
282,310	TTM Technologies Inc †	2,247,188

		4,426,656

Information Technology Services — 4.1%
52,600	Broadridge Financial Solutions Inc	872,108
69,300	Mantech International Corp, Class A †	2,982,672
19,800	MAXIMUS Inc	816,750
121,880	NeuStar Inc, Class A †	2,700,861

		7,372,391

Internet Software & Services — 3.8%
65,908	DealerTrack Holdings Inc †	1,120,436
80,730	Digital River Inc †	2,932,113
126,000	j2 Global Communications Inc †	2,842,560

		6,895,109

Semiconductors & Semiconductor Equipment — 1.0%
93,992	Diodes Inc †	1,470,035

7,100	NVE Corp †	345,060

		1,815,095

Software — 2.1%
83,300	Computer Modelling Group Ltd	1,070,657
53,300	Micros Systems Inc †	1,349,556
203,015	TeleCommunication Systems Inc, Class A †	1,443,437

		3,863,650

Total Information Technology		27,646,339

Materials — 2.6%
Chemicals — 1.8%
126,500	Koppers Holdings Inc	3,335,805

Metals & Mining — 0.8%
36,150	Reliance Steel & Aluminum Co	1,387,799

Total Materials		4,723,604

Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
76,786	NTELOS Holdings Corp	1,414,398

See Notes to Financial Statements.

5

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities — 4.5%
Electric Utilities — 0.8%
18,400	Cleco Corp	$412,528
21,950	ITC Holdings Corp	995,652

		1,408,180

Gas Utilities — 2.8%
67,989	New Jersey Resources Corp	2,518,313
75,960	South Jersey Industries Inc	2,650,244

		5,168,557

Multi-Utilities — 0.9%
69,790	NorthWestern Corp	1,588,420

Total Utilities		8,165,157

TOTAL COMMON STOCKS
(Cost $189,937,378)		177,855,684

INVESTMENT COMPANY SECURITIES — 3.7%
82,650	iShares Russell Microcap Index Fund	2,719,185
4,040,325	State Street Institutional Liquid Reserve Fund	4,040,325

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $6,784,414)		6,759,510

TOTAL INVESTMENTS
(Cost $196,721,792)	101.6%	184,615,194
OTHER ASSETS AND LIABILITIES (Net)	(1.6)	(2,847,712)

NET ASSETS	100.0%	$181,767,482

†	Non-income producing security.

(a)	As of June 30, 2009, the values of the securities of the Fund were determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

At June 30, 2009, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	91.3%	$165,910,628
British Virgin Islands	1.8	3,339,120
Canada	1.8	3,182,523
Netherlands	1.3	2,380,066
Bermuda	1.1	2,006,579
China	0.6	1,036,768

TOTAL COMMON STOCKS	97.9	177,855,684
INVESTMENT COMPANY SECURITIES	3.7	6,759,510

TOTAL INVESTMENTS	101.6	184,615,194
OTHER ASSETS AND LIABILITIES (Net)	(1.6)	(2,847,712)

NET ASSETS	100.0%	$181,767,482

See Notes to Financial Statements.

7

Munder Small-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value (see accompanying schedule)	$184,615,194
Dividends receivable	488,002
Receivable for investment securities sold	536,098
Receivable for Fund shares sold	121,685
Prepaid expenses and other assets	49,274

Total Assets	185,810,253

LIABILITIES:
Payable for investment securities purchased	2,744,089
Payable for Fund shares redeemed	875,308
Transfer agency/record keeping fees payable	189,014
Trustees’ fees and expenses payable	72,791
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	48,144
Administration fees payable	22,256
Custody fees payable	6,327
Investment advisory fees payable	3,751
Shareholder servicing fees payable — Class K Shares	2,104
Accrued expenses and other payables	78,987

Total Liabilities	4,042,771

NET ASSETS	$181,767,482

Investments, at cost	$196,721,792

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$3,060,483
Accumulated net realized loss on investments sold	(152,764,564)
Net unrealized depreciation of investments	(12,107,257)
Paid-in capital	343,578,820

$181,767,482

NET ASSETS:
Class A Shares	$70,347,795

Class B Shares	$11,109,975

Class C Shares	$28,198,663

Class K Shares	$9,202,035

Class R Shares	$1,117,262

Class Y Shares	$61,791,752

SHARES OUTSTANDING:
Class A Shares	5,311,520

Class B Shares	884,840

Class C Shares	2,254,546

Class K Shares	695,703

Class R Shares	84,801

Class Y Shares	4,622,870

CLASS A SHARES:
Net asset value and redemption price per share	$13.24

Maximum sales charge	5.50%
Maximum offering price per share	$14.01

CLASS B SHARES:
Net asset value and offering price per share*	$12.56

CLASS C SHARES:
Net asset value and offering price per share*	$12.51

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$13.23

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$13.18

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$13.37

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Small-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Interest	$257
Dividends on securities of unaffiliated companies(a)	6,961,103
Dividends on securities of affiliated company	24,426
Securities lending, net of borrower rebates	464,820

Total Investment Income	7,450,606

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	245,958
Class B Shares	140,002
Class C Shares	374,394
Class R Shares	7,260
Shareholder servicing fees:
Class K Shares	38,246
Investment advisory fees	1,884,701
Transfer agency/record keeping fees	889,925
Administration fees	353,078
Custody fees	165,665
Registration and filing fees	82,704
Legal and audit fees	51,838
Trustees’ fees and expenses	34,975
Other	108,172

Total Expenses	4,376,918

NET INVESTMENT INCOME	3,073,688

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	(155,058,270)
Options written	304,340
Foreign currency-related transactions	(6,035)
Net change in unrealized appreciation/(depreciation) of:
Securities	7,594,298
Foreign currency-related transactions	(572)

Net realized and unrealized loss on investments	(147,166,239)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(144,092,551)

(a)	Net of foreign withholding taxes of $20,786.

See Notes to Financial Statements.

10

Munder Small-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Net investment income	$3,073,688	$8,148,903
Net realized gain/(loss) from security transactions, options written and foreign currency-related transactions	(154,759,965)	46,823,487
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	7,593,726	(292,662,410)

Net decrease in net assets resulting from operations	(144,092,551)	(237,690,020)
Dividends to shareholders from net investment income:
Class A Shares	(1,767,930)	(3,839,990)
Class B Shares	(178,250)	(160,076)
Class C Shares	(486,890)	(517,139)
Class K Shares	(285,415)	(414,257)
Class R Shares	(21,906)	(56,898)
Class Y Shares	(1,653,254)	(4,286,504)
Distributions to shareholders from net realized gains:
Class A Shares	(5,620,351)	(26,141,438)
Class B Shares	(820,553)	(3,242,135)
Class C Shares	(2,241,340)	(10,557,927)
Class K Shares	(907,376)	(2,821,767)
Class R Shares	(77,639)	(497,505)
Class Y Shares	(4,765,186)	(24,087,238)
Net decrease in net assets from Fund share transactions:
Class A Shares	(46,603,955)	(123,316,486)
Class B Shares	(3,942,144)	(10,401,801)
Class C Shares	(15,368,792)	(51,734,006)
Class K Shares	(7,455,552)	(4,365,239)
Class R Shares	(567,181)	(1,767,516)
Class Y Shares	(114,155,358)	(7,949,683)
Short-term trading fees	21,636	15,302

Net decrease in net assets	(350,989,987)	(513,832,323)
NET ASSETS:
Beginning of year	532,757,469	1,046,589,792

End of year	$181,767,482	$532,757,469

Undistributed net investment income	$3,060,483	$4,357,623

See Notes to Financial Statements.

11

Munder Small-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Amount
Class A Shares:
Sold*	$28,811,329	$60,759,358
Issued as reinvestment of dividends and distributions	5,568,750	22,032,140
Redeemed	(80,984,034)	(206,107,984)

Net decrease	$(46,603,955)	$(123,316,486)

Class B Shares:
Sold	$488,848	$1,422,385
Issued as reinvestment of dividends and distributions	743,306	2,416,310
Redeemed*	(5,174,298)	(14,240,496)

Net decrease	$(3,942,144)	$(10,401,801)

Class C Shares:
Sold	$1,924,130	$8,272,956
Issued as reinvestment of dividends and distributions	1,736,608	6,793,418
Redeemed	(19,029,530)	(66,800,380)

Net decrease	$(15,368,792)	$(51,734,006)

Class K Shares:
Sold	$3,133,245	$8,673,767
Issued as reinvestment of dividends and distributions	297,225	934,449
Redeemed	(10,886,022)	(13,973,455)

Net decrease	$(7,455,552)	$(4,365,239)

Class R Shares:
Sold	$680,665	$2,044,782
Issued as reinvestment of dividends and distributions	60,994	477,871
Redeemed	(1,308,840)	(4,290,169)

Net decrease	$(567,181)	$(1,767,516)

Class Y Shares:
Sold	$19,652,637	$52,195,268
Issued as reinvestment of dividends and distributions	6,038,404	25,868,658
Redeemed	(139,846,399)	(86,013,609)

Net decrease	$(114,155,358)	$(7,949,683)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Shares
Class A Shares:
Sold*	2,202,149	2,440,563
Issued as reinvestment of dividends and distributions	305,807	834,266
Redeemed	(5,825,085)	(8,301,575)

Net decrease	(3,317,129)	(5,026,746)

Class B Shares:
Sold	34,745	57,420
Issued as reinvestment of dividends and distributions	42,817	95,944
Redeemed*	(397,121)	(590,718)

Net decrease	(319,559)	(437,354)

Class C Shares:
Sold	140,851	332,879
Issued as reinvestment of dividends and distributions	100,440	270,312
Redeemed	(1,425,693)	(2,788,162)

Net decrease	(1,184,402)	(2,184,971)

Class K Shares:
Sold	235,128	367,700
Issued as reinvestment of dividends and distributions	16,349	35,568
Redeemed	(854,972)	(548,298)

Net decrease	(603,495)	(145,030)

Class R Shares:
Sold	52,480	77,128
Issued as reinvestment of dividends and distributions	3,362	18,256
Redeemed	(98,932)	(175,395)

Net decrease	(43,090)	(80,011)

Class Y Shares:
Sold	1,468,039	2,127,455
Issued as reinvestment of dividends and distributions	329,248	978,203
Redeemed	(8,448,304)	(3,392,237)

Net decrease	(6,651,017)	(286,579)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$20.62	$30.89	$29.25	$26.52		$23.12

Income/(loss) from investment operations:
Net investment income	0.19	0.28	0.28	0.25		0.20
Net realized and unrealized gain/(loss) on investments	(6.61)	(8.03)	2.32	3.42		3.80

Total from investment operations	(6.42)	(7.75)	2.60	3.67		4.00

Less distributions:
Dividends from net investment income	(0.23)	(0.32)	(0.22)	(0.17)		(0.11)
Distributions from net realized gains	(0.73)	(2.20)	(0.74)	(0.77)		(0.49)

Total distributions	(0.96)	(2.52)	(0.96)	(0.94)		(0.60)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$13.24	$20.62	$30.89	$29.25		$26.52

Total return(e)	(32.39)%	(26.68)%	9.26%	14.10	%(d)	17.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$70,348	$177,964	$421,762	$522,111		$406,154
Ratio of operating expenses to average net assets	1.67%	1.34%	1.36%	1.34%		1.33%
Ratio of net investment income to average net assets	1.33%	1.09%	0.98%	0.88%		0.78%
Portfolio turnover rate	64%	32%	29%	36%		26%
Ratio of operating expenses to average net assets without expense waivers	1.67%	1.34%	1.36%	1.34%		1.33%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on January 10, 1997 and February 11, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from the Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

B Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$19.67	$29.57	$28.09	$25.60		$22.41

0.08	0.09	0.06	0.04		0.01

(6.30)	(7.68)	2.22	3.30		3.67

(6.22)	(7.59)	2.28	3.34		3.68

(0.16)	(0.11)	(0.06)	(0.08)		—

(0.73)	(2.20)	(0.74)	(0.77)		(0.49)

(0.89)	(2.31)	(0.80)	(0.85)		(0.49)

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.00	(c)	—

$12.56	$19.67	$29.57	$28.09		$25.60

(32.86)%	(27.22)%	8.42%	13.30	%(d)	16.76%

$11,110	$23,691	$48,545	$59,410		$70,013

2.42%	2.09%	2.11%	2.09%		2.08%

0.58%	0.37%	0.22%	0.13%		0.05%
64%	32%	29%	36%		26%

2.42%	2.09%	2.11%	2.09%		2.08%

See Notes to Financial Statements.

15

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$19.60	$29.47	$28.00	$25.53		$22.34

Income/(loss) from investment operations:
Net investment income	0.08	0.08	0.06	0.04		0.01
Net realized and unrealized gain/(loss) on investments	(6.28)	(7.64)	2.21	3.28		3.67

Total from investment operations	(6.20)	(7.56)	2.27	3.32		3.68

Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.06)	(0.08)		—
Distributions from net realized gains	(0.73)	(2.20)	(0.74)	(0.77)		(0.49)

Total distributions	(0.89)	(2.31)	(0.80)	(0.85)		(0.49)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$12.51	$19.60	$29.47	$28.00		$25.53

Total return(e)	(32.87)%	(27.21)%	8.45%	13.26	%(d)	16.76%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$28,199	$67,399	$165,732	$198,336		$177,709
Ratio of operating expenses to average net assets	2.42%	2.09%	2.11%	2.09%		2.08%
Ratio of net investment income to average net assets	0.57%	0.32%	0.22%	0.13%		0.04%
Portfolio turnover rate	64%	32%	29%	36%		26%
Ratio of operating expenses to average net assets without expense reimbursements	2.42%	2.09%	2.11%	2.09%		2.08%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on January 13, 1997 and December 31, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from the Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

K Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$20.60	$30.85	$29.22	$26.49		$23.10

0.19	0.29	0.29	0.25		0.19

(6.60)	(8.02)	2.30	3.42		3.80

(6.41)	(7.73)	2.59	3.67		3.99

(0.23)	(0.32)	(0.22)	(0.17)		(0.11)
(0.73)	(2.20)	(0.74)	(0.77)		(0.49)

(0.96)	(2.52)	(0.96)	(0.94)		(0.60)

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.00	(c)	—

$13.23	$20.60	$30.85	$29.22		$26.49

(32.36)%	(26.65)%	9.24%	14.12	%(d)	17.64%

$9,202	$26,762	$44,558	$59,622		$58,248

1.67%	1.34%	1.36%	1.34%		1.33%

1.35%	1.16%	0.98%	0.88%		0.80%
64%	32%	29%	36%		26%

1.67%	1.34%	1.36%	1.34%		1.33%

See Notes to Financial Statements.

17

Munder Small-Cap Value Fund(a)
 Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Year	Year	Year		Period
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$20.54	$30.77	$29.15	$26.44		$22.52

Income/(loss) from investment operations:
Net investment income	0.15	0.24	0.21	0.18		0.09
Net realized and unrealized gain/(loss) on investments	(6.57)	(8.02)	2.30	3.41		4.44

Total from investment operations	(6.42)	(7.78)	2.51	3.59		4.53

Less distributions:
Dividends from net investment income	(0.21)	(0.25)	(0.15)	(0.11)		(0.12)
Distributions from net realized gains	(0.73)	(2.20)	(0.74)	(0.77)		(0.49)

Total distributions	(0.94)	(2.45)	(0.89)	(0.88)		(0.61)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	(0.00	)(c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$13.18	$20.54	$30.77	$29.15		$26.44

Total return(e)	(32.50)%	(26.85)%	8.95%	13.83	%(d)	20.48%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,117	$2,627	$6,398	$8,708		$5,069
Ratio of operating expenses to average net assets	1.93%	1.59%	1.61%	1.60%		1.75	%(f)
Ratio of net investment income to average net assets	1.11%	0.94%	0.74%	0.65%		0.37	%(f)
Portfolio turnover rate	64%	32%	29%	36%		26%
Ratio of operating expenses to average net assets without expense reimbursements	1.93%	1.59%	1.61%	1.60%		1.75	%(f)

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on July 29, 2004 and December 26, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from the Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated.

(f)	Annualized.

See Notes to Financial Statements.

18

Y Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$20.78	$31.11	$29.45	$26.69		$23.27

0.21	0.37	0.36	0.32		0.26

(6.64)	(8.11)	2.33	3.45		3.83

(6.43)	(7.74)	2.69	3.77		4.09

(0.25)	(0.39)	(0.29)	(0.24)		(0.18)
(0.73)	(2.20)	(0.74)	(0.77)		(0.49)

(0.98)	(2.59)	(1.03)	(1.01)		(0.67)

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.00	(c)	—

$13.37	$20.78	$31.11	$29.45		$26.69

(32.19)%	(26.50)%	9.54%	14.41	%(d)	17.93%

$61,792	$234,313	$359,595	$371,799		$332,125

1.42%	1.08%	1.11%	1.09%		1.08%

1.47%	1.45%	1.23%	1.13%		1.04%
64%	32%	29%	36%		26%

1.42%	1.08%	1.11%	1.09%		1.08%

See Notes to Financial Statements.

19

[This Page Intentionally Left Blank]

20

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Small-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or

21

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$184,615,194
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$184,615,194

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Investments in
Securities

Balance as of 6/30/2008	$1,045,400
Transfers in and/or out of Level 3	—
Net purchases/(sales)	(7,048)
Accrued discounts/(premiums)	—
Realized gain/(loss)	(5,742,652)
Change in unrealized appreciation/(depreciation)	4,704,300

Balance as of 6/30/2009	$—

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$—

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

23

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write call options on securities it owns to hedge against changes in the value of those securities. When the Fund writes a call option, an amount equal to the premium received is recorded as an asset and an equivalent liability. The amount of the liability is adjusted daily to reflect the current market value of the option. If an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the premium received for the option. If the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of the closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

There are several risks associated with transactions in options on securities and indices. Significant differences existing between securities and options markets could result in imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, there is the risk the option writer is unable to effect a closing purchase transaction and will be unable to sell the underlying security until the option expires or the optioned security is delivered upon exercise. In such circumstances, the writer will be

24

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

subject to the risk of market value changes for the security during the period. With written call options, there is minimal counterparty risk to the Fund since premiums are received at inception of the contract.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited. As of June 30, 2009, the Fund did not have any portfolio securities on loan.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2009, a short-term trading fee of 2% was assessed on certain redemptions of

25

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2009.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Adoption did not materially impact the amounts reported in the financial statements.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165

26

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $353,078 before payment of sub-administration fees and $234,508 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.1405% for administrative services.

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included in dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $3,288 in advisory fees before waivers and expense reimbursements ($231 after waivers and expense reimbursements) and $1,427 in administration fees.

27

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor, or any of its affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

28

Munder Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2009 (continued)

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $168,270,976 and $351,939,707, respectively, for the period ended June 30, 2009.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $23,123,044, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $37,990,725 and net depreciation for Federal income tax purposes was $14,867,681. At June 30, 2009, aggregate cost for Federal income tax purposes was $199,482,875.

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. For the year ended June 30, 2009, the Fund had the following derivative activity*:

		Net Change in Unrealized
	Net Realized Gain	Appreciation/(Depreciation)
Derivative	Recognized in Income	Recognized in Income

Equity Contracts (Options Written)	$304,340	$—
* As of June 30, 2009, the Fund had no open derivative contracts.

For the year ended June 30, 2009, the Fund had the following written covered call option contracts:

	Number of Contracts	Premium Amount

Beginning of period	—	$—
Written during the period	1,263	304,340
Expired during the period	(1,263)	(304,340)

Balance at end of period	—	$—

6.	Affiliated Company Securities

The term “affiliated company” includes any company that is under common control with the Fund. During the year ended June 30, 2009, the Fund held the

29

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

following security, which could be deemed to be issued by an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/08	Cost	Shares	Cost	Shares	6/30/09	Income	Gain/(Loss)

Institutional Money Market Fund	$19,455,725	$47,802,727	47,802,727	$67,258,452	67,258,452	$—	$24,426	$—

7.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the Federal Funds Rate plus 0.50% or (b) the Overnight LIBOR Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the Federal Funds Rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $3,956.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to

30

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from foreign currency gains and losses, partnership basis adjustments and distribution redesignations were reclassified at year end.

The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$22,817	$(22,817)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2009 and June 30, 2008 was as follows:

		Long-Term
	Ordinary Income	Capital Gain	Total

June 30, 2009	$4,394,848	$14,431,242	$18,826,090
June 30, 2008	9,274,864	67,348,010	76,622,874

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Post	Capital
Undistributed	October	Loss	Unrealized
Ordinary Income	Loss	Carryover	Depreciation	Total

$3,103,700	$(103,509,552)	$(46,493,924)	$(14,868,339)	$(161,768,115)

The differences between book and tax distributable earnings were primarily due to dividends payable, wash sales, real estate investment trust basis adjustments, and deferred trustees’ fees.

As determined at June 30, 2009, the Fund had available for Federal income tax purposes $46,493,924 of unused capital losses which expire in 2017.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2008 and June 30, 2009 of $103,509,522.

10.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 67.95% will qualify for the dividend deduction available to corporate shareholders.

31

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

For the fiscal year ended June 30, 2009, the Fund designates approximately $6,979,188 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2009, the amount of long-term capital gain distributions designated by the Fund was $14,431,242.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year

32

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the

33

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark

34

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-, three-, five- and ten-year periods, and (3) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Lipper universe of small-cap value funds for the one-, three-, five- and ten-year periods. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to the Fund, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years,

35

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives and strategies as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

36

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2009.

37

Munder Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2009 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

38

Munder Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

39

Munder Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).

40

Munder Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

41

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF OffShore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

42

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Small-Cap Value Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Small-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Small-Cap Value Fund of Munder Series Trust at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNSCV609

ANNUAL REPORT
June 30, 2009

Munder Technology Fund
Class A, B, C & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

Our criteria for buying and selling equity securities do not change in uncertain times. Throughout the past year, we have remained committed to our fundamental approach to stock selection, always paying careful attention to investment fundamentals, such as financial strength, earnings prospects and valuation. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through these uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund concentrates its investments in technology securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the Fund’s investment allocation. A complete list of holdings as of June 30, 2009 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Mark Lebovitz and Kenneth Smith

Although technology stocks were impacted by the dismal market environment that existed for much of the Fund’s fiscal year ended June 30, 2009, this sector outperformed the -26.21% return of the broad stock market, as measured by the S&P 500® Index. The Fund earned a return of -22.97% for the year ended June 30, 2009, compared to the -18.57% return for the S&P North American Technology Sector Indextm and the -19.78% median return for the Lipper universe of science and technology funds.

The performance of the Fund lagged its S&P North American Technology Sector benchmark for the year ended June 30, 2009 largely because of the Fund’s relative weakness in its semiconductors & semiconductor equipment, commercial services & supplies, and information technology services segments. The weakness in these segments was partially offset by relative strength in the software, Internet software & services, and communications equipment segments of the Fund.

A position in Silicon Motion Technology, which is not represented in the Fund’s S&P North American Technology Sector benchmark, was the primary reason for the lagging performance of the Fund’s semiconductor holdings. The stock was eliminated from the Fund in October 2008. Weak performance from an overweight in Intermap Technologies (0.4% of the Fund), the Fund’s only commercial services & supplies holding, caused the Fund to underperform in that segment. Overweights in Amdocs (1.4% of the Fund) in the Fund’s information technology services segment, and Seagate Technology in the computers & peripherals segment, also had a negative impact on the Fund’s relative performance. Seagate Technology was sold in June.

In contrast to these negative factors, the Fund’s software holdings provided a benefit to relative performance, primarily from overweights in McAfee (2.4% of the Fund) and Check Point Software Technologies (2.0% of the Fund). An underweight in eBay (1.3% of the Fund) and overweight in Digital River (0.5% of the Fund) boosted relative returns in the Internet software & services segment of the Fund. The relative performance of the Fund’s communications equipment holdings was helped by an overweight in Riverbed Technology (1.3% of the Fund), which had a 69% return for the year ended June 30, 2009.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The S&P North American Technology Sector Indextm is a modified capitalization-weighted index designed to measure the performance of selected U.S.-traded technology-related stocks. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of science and technology funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, since the Fund’s inception. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Technology Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

iv

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09 SINCE INCEPTION
						Lipper
					S&P North	Science &
					American	Technology
Class and	With		Without	S&P 500®	Technology	Funds
Inception Date	Load		Load	Index*	Sector Indextm*	Median**

CLASS Y 8/26/99	N/A		$3,423	$8,284	$5,611	$6,115

CLASS A 10/26/99	$2,902	(2)	3,070	8,010	5,365	5,435

CLASS B 10/26/99	N/A		2,895	8,010	5,365	5,435

CLASS C 11/16/99(1)	2,555	(2)	2,580	7,851	4,707	4,707

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

*	The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The S&P North American Technology SectorTM is a modified capitalization-weighted index designed to measure the performance of selected U.S.-traded technology-related stocks. Index comparative returns for Class Y, A, B and C Shares of the Fund are as of 9/1/99, 11/1/99, 11/1/99 and 12/1/99, respectively.

**	The Lipper Science & Technology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class Y, A, B, and C Shares of the Fund are as of 9/1/99, 11/1/99, 11/1/99 and 12/1/99, respectively.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One						Since
	One		Year	Five		Five	Since		Inception
Class and	Year		w/out	Year		Year	Inception		w/out
Inception Date	w/load		load	w/load		w/out load	w/load		load

CLASS Y 8/26/99	N/A		(22.97)%	N/A		(4.03)%	N/A		(10.32)%

CLASS A 10/26/99	(27.25)%	(2)	(23.06)%	(5.34)%	(2)	(4.28)%	(12.00)%	(2)	(11.49)%

CLASS B 10/26/99	(27.55)%	(3)	(23.73)%	(5.40)%	(3)	(5.02)%	N/A		(12.02)%

CLASS C 11/16/99(1)	(24.43)%	(3)	(23.67)%	N/A		(4.98)%	(13.22)%	(2)	(13.13)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B and C Shares during the fiscal year ended 6/30/08 were 2.32%, 2.60%, 3.35% and 3.35%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund during the 2000-2001 calendar years. Munder Capital Management also made a voluntary capital contribution during the 2005 calendar year. In addition, the Fund’s transfer agent limited certain expenses of the Fund’s Class Y, A, B and C Shares during the 2002-2004 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution and the Fund’s transfer agent had not limited expenses during those periods.

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$1,257.35	$18.86	3.37%
Class A	$1,000.00	$1,258.20	$20.32	3.63%
Class B	$1,000.00	$1,254.39	$24.59	4.40%
Class C	$1,000.00	$1,252.43	$24.46	4.38%

Hypothetical
Class Y	$1,000.00	$1,008.08	$16.78	3.37%
Class A	$1,000.00	$1,006.79	$18.06	3.63%
Class B	$1,000.00	$1,002.98	$21.85	4.40%
Class C	$1,000.00	$1,003.07	$21.75	4.38%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Technology Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a)

COMMON STOCKS — 99.9%
Consumer Discretionary — 2.4%
Internet & Catalog Retail — 2.4%
6,650	Amazon.com Inc †	$556,339
7,400	NetFlix Inc †	305,916
27,000	PetMed Express Inc †	405,810

		1,268,065

Industrials — 1.4%
Commercial Services & Supplies — 0.4%
134,414	Intermap Technologies Corp †	214,942

Professional Services — 1.0%
43,000	Monster Worldwide Inc †	507,830

Total Industrials		722,772

Information Technology — 96.1%
Communications Equipment — 14.9%
13,600	Adtran Inc	291,992
140,300	Cisco Systems Inc †	2,615,192
8,300	F5 Networks Inc †	287,097
16,900	Juniper Networks Inc †	398,840
55,500	QUALCOMM Inc	2,508,600
13,600	Research In Motion Ltd †	966,280
29,600	Riverbed Technology Inc †	686,425

		7,754,426

Computers & Peripherals — 23.7%
21,500	Apple Inc †	3,062,245
34,800	Dell Inc †	477,804
98,600	EMC Corp/Massachusetts †	1,291,660
73,930	Hewlett-Packard Co	2,857,395
25,900	International Business Machines Corp	2,704,478
66,800	NetApp Inc †	1,317,296
14,500	STEC Inc †	336,255
11,000	Teradata Corp †	257,730

		12,304,863

Electronic Equipment & Instruments — 1.7%
24,000	Avnet Inc †	504,720
25,000	Corning Inc	401,500

		906,220

See Notes to Financial Statements.

1

Munder Technology Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Electronic Equipment & Instruments (Continued)
Information Technology Services — 10.1%
33,100	Amdocs Ltd †	$709,995
29,700	Automatic Data Processing Inc	1,052,568
11,900	Computer Sciences Corp †	527,170
16,300	Fiserv Inc †	744,910
1,600	Mastercard Inc, Class A	267,696
37,900	NeuStar Inc, Class A †	839,864
14,000	Visa Inc, Class A	871,640
14,700	Western Union Co/The	241,080

		5,254,923

Internet Software & Services — 9.4%
10,500	Bankrate Inc †	265,020
6,800	Digital River Inc †	246,976
38,000	eBay Inc †	650,940
4,770	Google Inc, Class A †	2,010,984
129,000	Move Inc †	278,640
28,000	VeriSign Inc †	517,440
58,000	Yahoo! Inc †	908,280

		4,878,280

Semiconductors & Semiconductor Equipment — 12.3%
70,900	Applied Materials Inc	777,773
16,500	Broadcom Corp, Class A †	409,035
132,500	Intel Corp	2,192,875
55,800	Marvell Technology Group Ltd †	649,512
16,500	Maxim Integrated Products Inc	258,885
12,000	Microchip Technology Inc	270,600
14,600	Novellus Systems Inc †	243,820
7,500	Silicon Laboratories Inc †	284,550
60,200	Texas Instruments Inc	1,282,260

		6,369,310

Software — 24.0%
21,466	Activision Blizzard Inc †	271,116
13,080	Adobe Systems Inc †	370,164
23,000	BMC Software Inc †	777,170
44,300	Check Point Software Technologies †	1,039,721
30,100	McAfee Inc †	1,269,919
112,000	Microsoft Corp	2,662,240

See Notes to Financial Statements.

2

Shares		Value(a)

Information Technology (Continued)
Software (Continued)
125,325	Oracle Corp	$2,684,461
32,700	Red Hat Inc †	658,251
8,200	Sybase Inc †	256,988
90,300	Symantec Corp †	1,405,068
54,000	Synopsys Inc †	1,053,540

		12,448,638

Total Information Technology		49,916,660

TOTAL COMMON STOCKS
(Cost $62,269,998)		51,907,497

WARRANT — 0.0%
(Cost $0)
Industrials — 0.0%
Commercial Services & Supplies — 0.0%
30,000	Intermap Technologies Corp, Expires 04/27/2010 †,(b),(c)	0

INVESTMENT COMPANY SECURITY — 1.2%
(Cost $625,018)
625,018	State Street Institutional Liquid Reserves Fund	625,018

TOTAL INVESTMENTS
(Cost $62,895,016)	101.1%	52,532,515
OTHER ASSETS AND LIABILITIES (Net)	(1.1)	(586,945)

NET ASSETS	100.0%	$51,945,570

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

(b)	Security valued at fair value as of June 30, 2009 in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2009, this security represents $0, 0.0% of net assets.

(c)	Security value was determined based on level 2 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

3

Munder Technology Fund

Portfolio of Investments, June 30, 2009 (continued)

At June 30, 2009, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	93.0%	$48,327,047
Canada	2.3	1,181,222
Israel	2.0	1,039,721
Guernsey	1.4	709,995
Bermuda	1.2	649,512

TOTAL COMMON STOCKS	99.9	51,907,497
WARRANT:
Canada	0.0	0
INVESTMENT COMPANY SECURITY	1.2	625,018

TOTAL INVESTMENTS	101.1	52,532,515
OTHER ASSETS AND LIABILITIES (Net)	(1.1)	(586,945)

NET ASSETS	100.0%	$51,945,570

See Notes to Financial Statements.

4

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5

Munder Technology Fund

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value (see accompanying schedule)	$52,532,515
Foreign currency, at value	5,647
Dividends receivable	14,792
Receivable for Fund shares sold	27,039
Prepaid expenses and other assets	30,956

Total Assets	52,610,949

LIABILITIES:
Payable for investment securities purchased	166,740
Payable for Fund shares redeemed	148,790
Transfer agency/record keeping fees payable	156,471
Trustees’ fees and expenses payable	86,613
Distribution and shareholder servicing fees payable — Class A, B and C Shares	20,167
Administration fees payable	7,230
Custody fees payable	7,154
Investment advisory fees payable	1,432
Accrued expenses and other payables	70,782

Total Liabilities	665,379

NET ASSETS	$51,945,570

Investments, at cost	$62,895,016

Foreign currency, at cost	$5,714

See Notes to Financial Statements.

6

NET ASSETS consist of:
Accumulated net investment loss	$(50,895)
Accumulated net realized loss on investments sold	(1,420,655,228)
Net unrealized depreciation of investments	(10,362,568)
Paid-in capital	1,483,014,261

$51,945,570

NET ASSETS:
Class A Shares	$35,963,729

Class B Shares	$4,548,078

Class C Shares	$10,880,445

Class Y Shares	$553,318

SHARES OUTSTANDING:
Class A Shares	11,713,883

Class B Shares	1,590,613

Class C Shares	4,218,152

Class Y Shares	161,742

CLASS A SHARES:
Net asset value and redemption price per share	$3.07

Maximum sales charge	5.50%
Maximum offering price per share	$3.25

CLASS B SHARES:
Net asset value and offering price per share*	$2.86

CLASS C SHARES:
Net asset value and offering price per share*	$2.58

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$3.42

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

7

Munder Technology Fund

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$334,946
Dividends on securities of affiliated company	7,104
Securities lending, net of borrower rebates	51,798

Total Investment Income	393,848

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	90,722
Class B Shares	57,444
Class C Shares	111,300
Transfer agency/record keeping fees	814,573
Investment advisory fees	536,894
Printing and mailing fees	98,202
Administration fees	90,145
Registration and filing fees	53,607
Legal and audit fees	47,904
Trustees’ fees and expenses	34,701
Custody fees	29,256
Other	15,470

Total Expenses	1,980,218

NET INVESTMENT LOSS	(1,586,370)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	(15,631,830)
Foreign currency-related transactions	2,553
Net change in unrealized appreciation/(depreciation) of:
Securities	(1,363,904)
Foreign currency-related transactions	(66)

Net realized and unrealized loss on investments	(16,993,247)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,579,617)

(a)	Net of foreign withholding taxes of $1,597.

See Notes to Financial Statements.

8

Munder Technology Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Net investment loss	$(1,586,370)	$(2,109,426)
Net realized gain/(loss) from security transactions and foreign currency-related transactions	(15,629,277)	6,025,669
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(1,363,970)	(14,986,742)

Net decrease in net assets resulting from operations	(18,579,617)	(11,070,499)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(4,791,462)	(12,327,650)
Class B Shares	(2,015,836)	(2,157,038)
Class C Shares	(1,492,720)	(3,805,491)
Class Y Shares	(36,594)	84,927
Short-term trading fees	3,097	1,003

Net decrease in net assets	(26,913,132)	(29,274,748)
NET ASSETS:
Beginning of year	78,858,702	108,133,450

End of year	$51,945,570	$78,858,702

Accumulated net investment loss	$(50,895)	$(69,629)

See Notes to Financial Statements.

9

Munder Technology Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Amount
Class A Shares:
Sold*	$2,022,477	$2,514,435
Redeemed	(6,813,939)	(14,842,085)

Net decrease	$(4,791,462)	$(12,327,650)

Class B Shares:
Sold	$261,046	$360,245
Redeemed*	(2,276,882)	(2,517,283)

Net decrease	$(2,015,836)	$(2,157,038)

Class C Shares:
Sold	$688,791	$688,238
Redeemed	(2,181,511)	(4,493,729)

Net decrease	$(1,492,720)	$(3,805,491)

Class Y Shares:
Sold	$142,616	$166,783
Redeemed	(179,210)	(81,856)

Net increase/(decrease)	$(36,594)	$84,927

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

10

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Shares
Class A Shares:
Sold*	777,718	521,651
Redeemed	(2,339,074)	(3,402,277)

Net decrease	(1,561,356)	(2,880,626)

Class B Shares:
Sold	97,572	79,946
Redeemed*	(923,936)	(613,191)

Net decrease	(826,364)	(533,245)

Class C Shares:
Sold	308,516	171,073
Redeemed	(899,214)	(1,211,800)

Net decrease	(590,698)	(1,040,727)

Class Y Shares:
Sold	50,060	33,962
Redeemed	(59,378)	(17,267)

Net increase/(decrease)	(9,318)	16,695

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

11

Munder Technology Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$3.98	$4.49	$3.64	$3.54		$3.83

Income/(loss) from investment operations:
Net investment loss	(0.08)	(0.09)	(0.10)	(0.08)		(0.05)
Net realized and unrealized gain/(loss) on investments	(0.83)	(0.42)	0.95	0.18		(0.24)

Total from investment operations	(0.91)	(0.51)	0.85	0.10		(0.29)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$3.07	$3.98	$4.49	$3.64		$3.54

Total return(d)	(23.06)%	(11.14)%	23.35%	2.82	%(e)	(7.33)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$35,964	$52,864	$72,476	$78,419		$58,757
Ratio of operating expenses to average net assets	3.46%	2.60%	2.87%	2.53%		2.56%
Ratio of net investment loss to average net assets	(2.72)%	(1.98)%	(2.49)%	(1.96)%		(1.28)%
Portfolio turnover rate	95%	128%	115%	135%		90%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	3.46%	2.60%	2.87%	2.53%		2.59%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on October 26, 1999.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The voluntary contribution from Advisor had no impact on total return.

See Notes to Financial Statements.

12

B Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$3.74	$4.24	$3.46	$3.40		$3.70

(0.10)	(0.11)	(0.12)	(0.10)		(0.07)

(0.78)	(0.39)	0.90	0.16		(0.23)

(0.88)	(0.50)	0.78	0.06		(0.30)

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.00	(c)	—

$2.86	$3.74	$4.24	$3.46		$3.40

(23.73)%	(11.56)%	22.54%	1.76	%(e)	(8.11)%

$4,548	$9,029	$12,510	$17,718		$70,035

4.20%	3.35%	3.63%	3.26%		3.31%

(3.47)%	(2.73)%	(3.25)%	(2.79)%		(2.03)%
95%	128%	115%	135%		90%

4.20%	3.35%	3.63%	3.26%		3.34%

See Notes to Financial Statements.

13

Munder Technology Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$3.37	$3.83	$3.12	$3.07		$3.34

Income/(loss) from investment operations:
Net investment loss	(0.09)	(0.10)	(0.11)	(0.09)		(0.06)
Net realized and unrealized gain/(loss) on investments	(0.70)	(0.36)	0.82	0.14		(0.21)

Total from investment operations	(0.79)	(0.46)	0.71	0.05		(0.27)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.00	(c)	—

Net asset value, end of period	$2.58	$3.37	$3.83	$3.12		$3.07

Total return(d)	(23.67)%	(11.75)%	22.76%	1.63	%(e)	(7.81)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$10,880	$16,209	$22,379	$26,118		$35,538
Ratio of operating expenses to average net assets	4.21%	3.35%	3.62%	3.27%		3.31%
Ratio of net investment loss to average net assets	(3.47)%	(2.73)%	(3.25)%	(2.74)%		(2.03)%
Portfolio turnover rate	95%	128%	115%	135%		90%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	4.21%	3.35%	3.62%	3.27%		3.34%

(a)	Class C Shares (known as Class II Shares prior to October 31, 2003) and Class Y Shares of the Fund commenced operations on November 16, 1999 and August 26, 1999, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The voluntary contribution from Advisor had no impact on total return.

See Notes to Financial Statements.

14

Y Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$4.43	$4.97	$4.02	$3.90		$4.20

(0.08)	(0.08)	(0.10)	(0.07)		(0.04)

(0.93)	(0.46)	1.05	0.19		(0.26)

(1.01)	(0.54)	0.95	0.12		(0.30)

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.00	(c)	—

$3.42	$4.43	$4.97	$4.02		$3.90

(22.97)%	(10.66)%	23.63%	3.08	%(e)	(7.14)%

$553	$757	$768	$641		$1,736

3.20%	2.32%	2.60%	2.24%		2.31%

(2.47)%	(1.70)%	(2.21)%	(1.75)%		(1.09)%
95%	128%	115%	135%		90%

3.20%	2.32%	2.60%	2.24%		2.34%

See Notes to Financial Statements.

15

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16

Munder Technology Fund

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, The Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Technology Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class B, Class C, and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such

17

Munder Technology Fund

Notes to Financial Statements, June 30, 2009 (continued)

exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Munder Technology Fund

Notes to Financial Statements, June 30, 2009 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$52,532,515
Level 2 — Other Significant Observable Inputs	— *
Level 3 — Significant Unobservable Inputs	—

Total	$52,532,515

*	Level 2 valuation inputs were used to value certain securities held by the Fund at zero.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded

19

Munder Technology Fund

Notes to Financial Statements, June 30, 2009 (continued)

as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited. As of June 30, 2009, the Fund did not have any portfolio securities on loan.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

20

Munder Technology Fund

Notes to Financial Statements, June 30, 2009 (continued)

Short-Term Trading (Redemption) Fees: During the period through October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2009.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. During the year ended June 30, 2009, the Fund did not engage in derivative transactions.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but

21

Munder Technology Fund
 Notes to Financial Statements, June 30, 2009 (continued)

before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that, except as described in Note 11 below, no events have occurred that require disclosure.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% on the first $300 million of its average daily net assets; 0.90% on the next $700 million; and 0.80% on net assets exceeding $1 billion. During the year ended June 30, 2009, the Fund paid an annual effective rate of 1.00% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $90,145 before payment of sub-administration fees and $55,837 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.1679% for administrative services.

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the

22

Munder Technology Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $862 in advisory fees before waivers and expense reimbursements ($61 after waivers and expense reimbursements) and $374 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

23

Munder Technology Fund

Notes to Financial Statements, June 30, 2009 (continued)

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C
Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees

0.25%	1.00%	1.00%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $52,183,133 and $61,320,946, respectively, for the year ended June 30, 2009.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $2,285,777, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $12,844,710 and net depreciation for Federal income tax purposes was $10,558,933. At June 30, 2009, aggregate cost for Federal income tax purposes was $63,091,448.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. During the year ended June 30, 2009, the Fund held the following security, which could be deemed to be issued by an affiliated company:

								Realized
	Value at	Purchased		Sold		Value at	Dividend	Gain/
	6/30/08	Cost	Shares	Cost	Shares	6/30/09	Income	(Loss)

Institutional Money Market Fund	$708,684	$11,397,146	11,397,146	$12,105,830	12,105,830	$—	$7,104	$—

7.	Investment Concentration

The Fund primarily invests in equity securities of technology-related companies. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

8.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the

24

Munder Technology Fund

Notes to Financial Statements, June 30, 2009 (continued)

Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the federal funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $738.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting primarily from foreign currency gains and losses, net operating losses and expired capital loss carryforwards were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-In Capital

$1,605,104	$141,800,726	$(143,405,830)

25

Munder Technology Fund
 Notes to Financial Statements, June 30, 2009 (continued)

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Post	Capital Loss	Unrealized
October Loss	Carryover	Depreciation	Total

$(9,004,685)	$(1,411,454,114)	$(10,559,000)	$(1,431,017,799)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2009, the Fund had available for Federal income tax purposes, $1,411,454,114 of unused capital losses of which $1,053,993,850, $186,583,565, $75,068,939, $19,210,173, $38,631,395, $29,530,458 and $8,435,734 expire in 2010, 2011, 2012, 2013, 2014, 2015 and 2017, respectively.

Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund elected to defer net capital losses arising between November 1, 2008 and June 30, 2009 of $9,004,685.

The Fund had $141,803,279 of capital loss carryforwards expire during the current year unused.

11.	Subsequent Event

On August 18, 2009, the Board of Trustees approved the reorganization of the Fund with and into the Munder Internet Fund, a separate series of MST, subject to approval by shareholders.

12.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2009, the Fund designated approximately $335,939 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

13.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling

26

Munder Technology Fund

Notes to Financial Statements, June 30, 2009 (continued)

1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

14.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

16.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the

27

Munder Technology Fund
 Notes to Financial Statements, June 30, 2009 (continued)

“Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory

28

Munder Technology Fund

Notes to Financial Statements, June 30, 2009 (continued)

fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-, three- and five-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods. The Board also considered information provided by

29

Munder Technology Fund

Notes to Financial Statements, June 30, 2009 (continued)

the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to the Fund, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also

30

Munder Technology Fund

Notes to Financial Statements, June 30, 2009 (continued)

considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2009.

31

Munder Technology Fund
 Notes to Financial Statements, June 30, 2009 (continued)

17.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

32

Munder Technology Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).

33

Munder Technology Fund

Notes to Financial Statements, June 30, 2009 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

34

Munder Technology Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund, Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

35

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Technology Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Technology Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Technology Fund of Munder Series Trust at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

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37

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNTECH609

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Rakolta, Jr., David J. Brophy and Arthur T. Porter are each an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.
Item 4. Principal Accountant Fees and Services.
As of June 30, 2009, the registrant had 16 series, as follows: Munder Asset Allocation Fund — Balanced; Munder Bond Fund; ; Munder Energy Fund; Munder Index 500 Fund; Munder International Fund — Core Equity; Munder International Equity Fund; Munder International Small Cap Fund; Munder Internet Fund; Munder Large-Cap Growth Fund; Munder Large-Cap Value Fund; Munder Micro-Cap Equity Fund; Munder Mid-Cap Core Growth Fund; Munder Multi-Cap Growth Fund; Munder Small-Cap Value Fund; Munder Tax-Free Short & Intermediate Bond Fund; Munder Technology Fund
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2009 and June 30, 2008 were $317,274 and $444,982, respectively.
(b) Audit Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30 for the Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2009 and 2008, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees
The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2009 and June 30, 2008 were $159,500 and $148,595, respectively.
During the fiscal years ended June 30, 2009 and 2008, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d) All Other Fees
During the last two fiscal years ended June 30, 2009 and June 30, 2008, in addition to billing the registrant for the services described above in Items 4(a) through 4(c), E&Y billed the registrant $42,302 and $28,356, respectively for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment.
During the fiscal year ended June 30, 2009 and June 30, 2008, E&Y billed the registrant’s investment adviser $152,830 and $156,550 for professional services associated with the preparation of a SAS 70 report relating to the investment adviser’s controls in operations. No other fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were billed by E&Y to the registrant’s investment adviser during the fiscal years ended June 30, 2009 and June 30, 2008.
During the fiscal years ended June 30, 2009 and 2008, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(e) Pre-Approval Policies and Procedures
(1) Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman
(2) Zero percent (0%) of the services described in Items 4(b) through 4(d) above (including services requiring pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2009 for the Fund were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2009 and 2008 for the Fund other than as disclosed above.
The aggregate non-audit fees billed by E&Y for services rendered to Munder Capital Management, the registrant’s investment adviser, for the fiscal years ended June 30, 2009 and 2008 were $362,252 and $396,180, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with Munder Capital Management that provide ongoing services to the registrant, for the fiscal years ended June 30, 2009 and 2008 were $0.
(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to Munder Capital Management and any entity controlling, controlled by, or under common control with Munder Capital Management that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
(a) A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, John S. Adams, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Adams and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
MUNDER SERIES TRUST

By:	/s/ John S. Adams John S. Adams
President and Principal Executive Officer

Date:	September 1, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Adams John S. Adams
President and Principal Executive Officer

Date:	September 1, 2009

By:	/s/ Peter K. Hoglund Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	September 1, 2009